Registration No. 33-89510
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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                   ------------------------------------


                         POST EFFECTIVE AMENDMENT NO. 2


                                       TO

                                    FORM S-3

             REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

            The Equitable Life Assurance Society of the United States
             (Exact name of registrant as specified in its charter)
        ---------------------------------------------------------

                                    New York
         (State or other jurisdiction of incorporation or organization)

                                   13-5570651
                      (I.R.S. Employer Identification No.)


              1290 Avenue of the Americas, New York, New York 10104
                                  (212)554-1234
    (Address, including zip code, and telephone number, including area code, of registrant's principal executive offices)
    ------------------------------------------------------------------------

                              ANTHONY A. DREYSPOOL
                  VICE PRESIDENT AND ASSOCIATE GENERAL COUNSEL

            The Equitable Life Assurance Society of the United States
              1290 Avenue of the Americas, New York, New York 10104
                                  (212)554-1234
            (Name, address, including zip code, and telephone number,
                   including area code, of agent for service)
       ------------------------------------------------------------------

              THE EQUITABLE ASSURANCE SOCIETY OF THE UNITED STATES


                          SUPPLEMENT DATED MAY 1, 1997
                                       TO
                             EQUI-VEST(R) PROSPECTUS
                                DATED MAY 1, 1997

    This Supplement modifies certain information in the prospectus dated May 1, 1997 for EQUI-VEST group and individual deferred variable annuity contracts offered by Equitable Life. Capitalized terms in this Supplement have the same meanings as in the prospectus.

    In addition to other options described in "Distribution Options" under Part 6 of the prospectus, the following distribution options may be available to participants in certain public employee deferred compensation plans in the State of Iowa. If such plans permit the use of such options, your Employer may select one of the following options upon receipt of your irrevocable election to receive payments in such form:

1.  MINIMUM DISTRIBUTION OPTION

    Beginning in the year that you are required to begin minimum distribution payments under the Code and applicable U.S. Treasury regulations and each year thereafter, we will make annual payments to you subject to the rules of the Code and to our administrative rules then in effect. The amount of each payment will be calculated as described in this item 1.

    Each year, we will calculate an annual amount equal to the minimum distribution required under Section 401(a)(9) of the Code and applicable Treasury regulations. The minimum distribution for each such year will be determined by dividing (a) your Annuity Account Value as of December 31 of the previous year, by (b) a life expectancy factor described below.

    As you may elect under the terms of your Employer's plan, the life expectancy factor is either a single life expectancy factor (based on your life expectancy) or a joint life expectancy factor (based on the joint lives of you and your spouse). Either such factor will be determined based on tables contained in Section 401(a)(9) of the Code or applicable Treasury regulations.

    If the joint life expectancy factor is elected, your designated beneficiary for minimum distribution purposes must be your spouse, unless the naming of a non-spouse beneficiary is permitted pursuant to our rules in effect at the time a beneficiary is named (such naming is not permitted at this date).

    Life expectancy factors will be recalculated each year, unless (a) you elect not to recalculate or (b) the beneficiary is not your spouse. If life expectancy is not recalculated, then each life expectancy factor is based on the calculation for the calendar year in which you (and the beneficiary, if joint life expectancy applies) begin receiving minimum distributions reduced by one for each subsequent calendar year.

    The election of the life expectancy factor to be used and whether recalculation is to apply will be irrevocable.

    The calculation procedure may be changed as necessary in our sole discretion to comply with the minimum distribution rules under Section 401(a)(9) of the Code and applicable Treasury regulations.

2.  COMBINATION OF SYSTEMATIC WITHDRAWAL AND MINIMUM DISTRIBUTION OPTION

    Beginning on the date of the first payment of your plan benefits, if we are directed by your Employer under the terms of the Employer's plan, we will make systematic withdrawal payments to you as follows at the frequency you have elected (annually, quarterly or monthly), subject to our administrative rules then in effect. The systematic withdrawal option described in "Distribution Options" under Part 6 of the prospectus will be in combination with the Minimum Distribution Option as described below.

    Prior to the year that minimum distributions are required to start, we will pay the amount of each systematic withdrawal payment of the type you have selected. Based on your elections regarding your beneficiary and recalculations of life expectancy as described in item 1 above, we will calculate annually the required imputed minimum distribution amount and determine whether an additional payment to you is required. The calculation of such imputed minimum distribution amount will be made on a basis consistent with the required minimum distribution rules described in item 1 above, using the tables contained in Section 401(a)(9) of the Code and applicable Treasury regulations. Beginning with the year that minimum distributions are required to start, we will calculate annually the required minimum distribution and determine whether an additional payment to you is required. If required, an imputed minimum distribution payment or a required minimum distribution payment, as applicable, will be made in addition to the systematic withdrawal payments.

    If at any time after you have made the irrevocable election under your Employer's plan as described above, the Internal Revenue Service disallows the basis for calculating the payments as described in this item 2, we will have the right, in our sole discretion, to change the basis for calculating the payments as we deem necessary in order to meet the requirements of the Code and applicable Treasury regulations.

                        FOR USE ONLY WITH PEDC CONTRACTS
                              IN THE STATE OF IOWA

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                          SUPPLEMENT DATED MAY 1, 1997
                                       TO
                             EQUI-VEST(R) PROSPECTUS
                                DATED MAY 1, 1997

                 For Employees of Allegheny County, Pennsylvania


This Supplement modifies certain information contained in the prospectus dated May 1, 1997 ("Prospectus") as it relates to the Series 200 EDC Contracts offered by The Equitable Life Assurance Society of the United States ("Equitable Life"). The Series 200 EDC Contracts, modified as described below (the "Modified EDC Contracts"), are offered to employees of Allegheny County, Pennsylvania, on the basis described in the Prospectus, except that the Contingent Withdrawal Charge and Annual Administrative Charge applicable to the Modified EDC Contracts will be as follows:

o Contingent Withdrawal Charge. The Contingent Withdrawal Charge ("CWC") schedule for the Modified EDC Contract is as follows:

                   Contract Year(s)                           CWC
                   ----------------                           ---
                         1                                     6%
                         2                                     5
                         3                                     4
                         4                                     3
                         5                                     2
                         6+                                    0
This table replaces the table on page 58 of the Prospectus.

No CWC will apply in the event of the:
     -- Death
     -- Disability
     -- Separation from service from Allegheny County
     -- Retirement
of the participant.

The Annual Administrative Charge is waived. The discussion under "Annual Administrative Charge," beginning at page 57 of the Prospectus is, therefore, not applicable.

           THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                          SUPPLEMENT DATED MAY 1, 1997
                                       TO
                             EQUI-VEST(R) PROSPECTUS
                                DATED MAY 1, 1997

This supplement modifies certain information in the prospectus dated May 1, 1997 (the "Prospectus") for EQUI-VEST group and individual deferred variable annuity contracts offered by Equitable Life. Equitable Life will offer its EQUI-VEST Series 200 TSA contracts modified with Rider 95MDHOSP (the "Modified TSA Contract") only to employees (age 75 and below) of hospitals and non-profit healthcare organizations doing business in Maryland. This Supplement describes the material differences between the Modified TSA Contract and the EQUI-VEST Series 200 TSA contract described in the Prospectus. Capitalized terms in this Supplement have the same meaning as in the Prospectus.

Material differences between the Modified TSA Contract and the TSA provisions described in the EQUI-VEST Prospectus include the following:

     o CONTINGENT WITHDRAWAL CHARGE. The Contingent Withdrawal Charge schedule for the Modified TSA Contract is as follows:

                          CONTINGENT WITHDRAWAL CHARGES
                          -----------------------------
                CONTRACT YEAR(S)                      CHARGE
                ----------------                      ------
                       1                                6%
                       2                                5
                       3                                4
                       4                                3
                       5                                2
                       6+                               0

         This table replaces the EQUI-VEST Series 200 Contingent Withdrawal Charge table "Deductions and Charges" in Part 7 of the Prospectus.

     o No contingent withdrawal charge will apply to funds transferred on or after January 18, 1996 into the Modified TSA Contract from another tax sheltered annuity contract qualified under Section 403(b) of the Code and issued by an insurance company other than Equitable Life.

     o LOANS. Loans will be available under the Modified TSA Contract when the TSA plan is subject to the Employee Retirement Income Security Act of 1974 (ERISA). Only one outstanding loan will be permitted at any time. There is a minimum loan amount of $1,000 and a maximum loan amount which varies depending on the participant's Annuity Account Value but may never exceed $50,000. For more complete details and rules on Loans see "Loans (for TSA and Corporate Trusteed Only)" in Part 6 of the Prospectus, "Certain Rules Applicable to Plan Loans" in Part 9 and "Part 1: Additional Loan Provisions" in the Statement of Additional Information.

     o In addition, under the Modified TSA Contract we will determine the loan interest rate, unless the TSA's plan administrator chooses to do so. If we set the rate, it will be equal to the Prime Rate (the base rate on corporate loans posted by at least 75% of the nation's 30 largest banks) as published in the Wall Street Journal on the first Monday of the last month of the calendar quarter prior to the effective date of the loan, plus one percentage point (1.00%).

     o EXCEPTIONS TO THE CONTINGENT WITHDRAWAL CHARGE. For the modified TSA Contract, the "How the Contingent Withdrawal Charge is Applied for Series 100 and 200 IRA, SEP, SIMPLE IRA, TSA, EDC and Annuitant-Owned HR-10 Contracts" Section in "Part 7: Deductions and Charges" has been revised as follows:

         No charge will be applied to any amount withdrawn from the TSA Contract if:

         -- the Annuitant has separated from service, or

         -- the Annuitant makes a withdrawal that qualifies as a hardship withdrawal under the Plan and the Code, or

         -- the Annuitant makes a withdrawal at any time if he qualifies to receive Social Security disability benefits as certified by the Social Security Administration or any successor agency.

     o ANNUAL ADMINISTRATIVE CHARGE. No annual administrative charge will be charged to participants in the Modified TSA Contract.

888-1116

            THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE UNITED STATES

                            EQUI-VEST(R) SUPPLEMENT,
                               DATED MAY 1, 1997,

                                       TO

                      EQUI-VEST(R) AND MOMENTUM PROSPECTUS
                                DATED MAY 1, 1996

This Supplement (SUPPLEMENT) adds and modifies certain information in the EQUI-VEST and MOMENTUM PERSONAL RETIREMENT PROGRAMS AND EMPLOYER SPONSORED RETIREMENT PROGRAMS, prospectus dated May 1, 1996 (PROSPECTUS) for EQUI-VEST annuities, group and individual deferred variable annuity contracts (CONTRACTS) offered by The Equitable Life Assurance Society of the United States (EQUITABLE
LIFE).

This Supplement provides information about EQUI-VEST that prospective investors should know before investing. You should read it carefully and retain it for future reference. The Supplement is not valid unless it is attached to current prospectuses for HRT and EQAT, which you should also read carefully. The HRT and EQAT prospectuses are attached to this Supplement. Capitalized terms in this Supplement have the same meanings as in the Prospectus, unless the content indicates otherwise.

THIS SUPPLEMENT IS DESIGNED FOR CONTRACT OWNERS AND CERTIFICATE OWNERS UNDER EQUI-VEST CONTRACTS ISSUED PRIOR TO MAY 1, 1997. If you have misplaced your prospectus, you may obtain an additional copy, free of charge by writing to us at P.O. Box 2996, New York, NY 10116-2996, or by calling us toll-free at 1-800-628-6673.

As of May 1, 1997, for new Contract offerings, the EQUI-VEST portion of the Prospectus has been separated from the MOMENTUM portion of the prospectus. MOMENTUM, an Equitable Life deferred variable group annuity program, is available only to certain categories of trusteed employer-sponsored defined contribution plans. The separation does not change the terms or conditions for either program.

The names of the HRT Funds have been changed to include the "Alliance" name. Some notices and reports you receive may continue to use the old name (without "Alliance") for a brief period of time.

THE FIFTH PARAGRAPH, THE CHART AND THE SIXTH PARAGRAPH ON THE COVER PAGE ARE DELETED AND REPLACED BY THE FOLLOWING:

EQUI-VEST offers the investment options (INVESTMENT OPTIONS) listed below. These Investment Options include the Guaranteed Interest Account, which is part of Equitable Life's general account and pays interest at guaranteed fixed rates, twenty-four variable investment funds (INVESTMENT FUNDS) of Separate Account A (SEPARATE ACCOUNT), and ten Fixed Maturity Periods (FIXED MATURITY PERIODS) in the Fixed Maturity Account (in states where approved).


                                                          INVESTMENT FUNDS
------------------------------------------------------------------------------------------------------------------------------------
o  Alliance Money Market                o  Alliance Small Cap Growth              o  EQ/ Putnam Balanced
o  Alliance Intermediate Government        Alliance Asset Allocation Series:      o  MFS Research
   Securities                              o Alliance Conservative Investors      o  MFS Emerging Growth Companies
o  Alliance High Yield                     o Alliance Balanced                    o  Morgan Stanley Emerging Markets Equity
o  Alliance Quality Bond                   o Alliance Growth Investors            o  Warburg Pincus Small Company Value
o  Alliance Growth & Income             o  T. Rowe Price International Stock      o  Merrill Lynch World Strategy
o  Alliance Equity Index                o  T. Rowe Price Equity Income            o  Merrill Lynch Basic Value Equity
o  Alliance Common Stock                o  EQ/Putnam Growth & Income Value
o  Alliance Global
o  Alliance International
o  Alliance Aggressive Stock

      OTHER INVESTMENT OPTIONS
--------------------------------------
o  Guaranteed Interest Account
o  Fixed Maturity Account:
   A choice of ten Fixed
   Maturity Periods with
   expiration dates 1998
   through 2007


We invest each Investment Fund in shares of a corresponding portfolio (PORTFOLIO) of either Class IA shares of the Hudson River Trust (HRT) or in Class IB shares of The EQ Advisors Trust (EQAT), two mutual funds whose shares are purchased by the separate accounts of insurance companies. The prospectuses for HRT (in which the "Alliance" Investment Funds invest) and EQAT (in which the other Investment Funds invest), directly following this Supplement, describe the investment objectives, policies and risks of the Portfolios. Investment Funds relating to EQAT and the Alliance Small Cap Growth Fund will be available in early June 1997, except for the Morgan Stanley Emerging Markets Equity Fund which will be available on or about September 2, 1997.

    Copyright 1997 The Equitable Life Assurance Society of the United States.
                              All rights reserved.

888-1125

ON PAGE 2, THE INFORMATION UNDER THE HEADING "INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE" IS DELETED AND REPLACED BY THE FOLLOWING:

Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1996 is incorporated herein by reference.

All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (EXCHANGE ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus. Equitable Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000727920. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.

Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).

ON PAGES 6 THROUGH 8, THE FOLLOWING DEFINITIONS UNDER THE HEADING "GENERAL TERMS" ARE MODIFIED BY THE FOLLOWING:

EQAT--The EQ Advisors Trust, a mutual fund in which some of the assets of Separate Account A are invested.

HRT--The Hudson River Trust, a mutual fund in which some of the assets of Separate Account A are invested.

INVESTMENT FUNDS--In some EQUI-VEST Contracts, the Investment Funds are referred to as Investment Divisions. These are the twenty-four variable investment funds of Separate Account A. Throughout this prospectus, we will use the term "Investment Funds" to refer to both Investment Funds and Investment Divisions.

INVESTMENT OPTIONS--The choices for investment of contributions: the twenty-four Investment Funds, the Guaranteed Interest Account, each available Fixed Maturity Period within the Fixed Maturity Account.

MAXIMUM FUND CHOICE--One of two methods for selecting Investment Options -- This election will result in restrictions on the amount transferable out of the Guaranteed Interest Account, but will allow the Contract Owner to allocate contributions to any Investment Fund, the Guaranteed Interest Account and (for Owners of Series 400 IRA, QP IRA and NQ Contracts only, subject to state approval) the Fixed Maturity Account.

MAXIMUM TRANSFER FLEXIBILITY--One of two methods for selecting Investment Options--this election allows the Contract Owner to allocate contributions to certain HRT and EQAT Investment Options and to the Guaranteed Interest Account, with no transfer restrictions on the amount transferable out of the Guaranteed Interest Account.

ORIGINAL CONTRACTS / CERTIFICATES--EQUI-VEST Contracts under which the EQUI-VEST Contract Owner has not elected to add Investment Options other than the Guaranteed Interest Account and the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock Funds. These Contracts prohibit transfers into the Money Market Fund.

PORTFOLIOS--The portfolios of EQAT or HRT that correspond to the Investment Funds of the Separate Account.

TRUSTS--The Hudson River Trust (HRT) and EQ Advisors Trust (EQAT) collectively.

ON PAGE 8, THE INFORMATION UNDER THE HEADING "EQUITABLE LIFE" IS DELETED AND REPLACED BY THE FOLLOWING:

EQUITABLE LIFE is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Equitable Life has been selling annuities since the turn of the century. Our Home Office is located at 1290 Avenue of the Americas, New York, New York 10104. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States.

Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). The largest shareholder of the Holding Company is AXA-UAP (AXA), a French company. As of January 1, 1997, AXA beneficially owned 63.8% of the outstanding common stock of the Holding Company (assuming conversion of the convertible preferred stock held by AXA). Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA is the holding company for an international group of insurance and related financial service companies.

Equitable Life, the Holding Company and their subsidiaries managed approximately $239.8 billion of assets as of December 31, 1996, including third party assets of approximately $184.8 billion. We are one of the nation's leading pension fund managers. These assets are primarily managed for retirement and annuity programs for businesses, tax-exempt organizations and individuals. This broad customer base includes nearly half of the Fortune 100 companies, more than 42,000 small businesses, state and local retirement funds in more than half of the 50 states, approximately 250,000 employees of educational and nonprofit institutions, as well as nearly 500,000 other individuals. Millions of Americans are covered by Equitable Life's annuity, life and pension contracts.

ON PAGE 8, THE FOLLOWING MATERIAL IS ADDED AS THE FIRST PARAGRAPH:

o    SIMPLE IRA
     An IRA Contract used to fund a savings incentive match plan (SIMPLE IRA) sponsored by any type of employer. Contributions are made under a salary reduction program which permits an employer to reduce an employee's compensation for the purpose of the employee's making contributions to the plan. The employer must also make either matching or nonelective contributions to the plan with respect to the employee's account. Each individual employee covered by the SIMPLE IRA is the Contract Owner of the IRA set up on his or her behalf and must also be the Annuitant.

ON PAGE 8, THE INFORMATION UNDER THE BULLETED HEADING "UNINCORPORATED TRUSTEED" IS DELETED AND REPLACED BY THE FOLLOWING:

o    UNINCORPORATED AND CORPORATE TRUSTEED
     Unincorporated Trustee-owned Contracts used to fund qualified defined contribution plans of employers who are sole proprietorships, partnerships, or business trusts. These plans are known as "HR-10" or "Keogh" plans. Corporate Trusteed Contracts fund retirement plans of incorporated employers. Such Corporate Trusteed Contracts are no longer offered for sale by Equitable to new employers. In addition, contributions are made by the employer for the benefit of employees who become Annuitants under the Contract. We do not act as trustee for these plans, so the employer must select a trustee.

ON PAGE 9, THE INFORMATION UNDER THE BULLETED HEADING "EDC" IS DELETED AND REPLACED BY THE FOLLOWING:

     Contracts  used to fund Code  Section 457  Employee  Deferred  Compensation
     (EDC) plans of state and municipal governments and other tax-exempt organizations. Contributions are made by the employer on behalf of the employee generally pursuant to a salary reduction agreement. The employer or a trust is the Contract Owner but the employee is the Annuitant. The EDC program currently is not available for state or municipal government plans in Texas.

ON PAGE 9, THE INFORMATION UNDER THE BULLETED HEADING "PAYROLL DEDUCTION IRA AND NQ" IS DELETED AND REPLACED BY THE FOLLOWING:

     The employer merely sets up a payroll deduction program which assists in remitting the employees own contributions to the Contract. The employer does not sponsor any plan.

ON PAGE 9, THE INFORMATION IN THE FIRST AND THIRD PARAGRAPHS UNDER THE FOURTH BULLETED PARAGRAPH ARE DELETED AND REPLACED BY THE FOLLOWING:

In the past, EQUI-VEST was available to fund HR-10 (Keogh) plans where the Contracts were owned by the Annuitants themselves (Annuitant-Owned HR-10), rather than by a trustee. Although we still issue such Annuitant-Owned HR-10 Contracts to employees whose employer's plans are enrolled on this basis, plans of this type are no longer available under EQUI-VEST to new employer groups.

Only NQ and Trusteed Contracts may be sold in Puerto Rico, and the tax aspects described in this prospectus may differ. Please consult your tax advisor.

ON PAGE 9, THE INFORMATION UNDER THE HEADING "INVESTMENT OPTIONS" IS DELETED AND REPLACED BY THE FOLLOWING:

The following Investment Options are offered: The Guaranteed Interest Account, and 24 variable Investment Funds listed earlier and described in greater detail in Parts 2 and 3. Each Investment Fund invests in shares of a corresponding Portfolio of either the HRT (Class IA) or the EQAT (Class IB), respectively. The attached HRT and EQAT prospectuses describe the investment objectives and policies of the Portfolios available to Contract Owners. Also subject to state regulatory approval, our Fixed Maturity Account with its choice of ten Fixed Maturity Periods is available under Series 400 IRA, QP IRA, and NQ Contracts.

If an  employer's  plan is  intended to comply  with the  requirements  of ERISA
Section 404(c), the Employer or the Plan Trustee is responsible for making sure that the Investment Options chosen constitute a broad range of investment choices as required by the Department of Labor's (DOL) regulation under ERISA
Section 404(c).  See "Certain Rules  Applicable to Plans Designed to Comply with
Section 404(c) of ERISA" in Part 10. Educational information about investing which may be useful for Participants is contained in "Part 13: Key Factors in Retirement Planning" in the SAI. The SAI is available free of charge by calling 1-800-628-6673.

ON PAGE 11, THE INFORMATION IN THE SECOND PARAGRAPH IS DELETED AND REPLACED BY THE FOLLOWING:

A toll-free number is available, and local TOPS telephone numbers will be provided. TOPS is normally available daily, 24 hours a day. However, Equitable will not be responsible for the unavailability of the system for any reason. Transfers made after 4:00 p.m. Eastern Time on a Business Day or on a non-Business Day are not effective until the following Business Day.

ON PAGE 13, THE INFORMATION UNDER THE HEADING "LOANS" IS DELETED AND REPLACED BY THE FOLLOWING:

Certain EQUI-VEST Contracts permit loans without incurring a contingent withdrawal charge (except in the event of a default). Such loans are administered in accordance with current or proposed regulations, as we deem appropriate. See "Loans (for TSA and Corporate Trusteed only)" in Part 6 for more information.

ON PAGE 13, THE INFORMATION UNDER THE BULLETED HEADING "CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES" IS DELETED AND REPLACED BY THE FOLLOWING:

o CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES--Generally, charges for state premium taxes and other applicable taxes, if any, are deducted when an annuity payment option is elected. The current tax charge that might be imposed varies by state and ranges from 0% to 2.25%; however, the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

ON PAGE 14, THE FIRST AND SECOND PARAGRAPHS UNDER THE HEADING "DEFERRED VARIABLE ANNUITIES" ARE DELETED AND REPLACED BY THE FOLLOWING:

EQUI-VEST is a series of deferred variable annuity contracts. Deferred variable annuities are designed for retirement savings and long-range financial planning. Contributions are allowed to accumulate on a Federal income tax-deferred basis and at a future date you can receive a stream of periodic payments. Tax deferral is one of the advantages of an annuity over many other kinds of investments. In addition, annuities offer individuals the opportunity to receive an assured stream of payments for life. All future payments or withdrawals are taxable when received, of course.

Under Federal tax law, an individual, employer or trustee may, subject to various limits, purchase an annuity to fund a tax-favored retirement program, such as an IRA or qualified retirement plan. In many cases, the individual or employer makes contributions to the tax-favored retirement program with pre-tax dollars. Alternatively, annuities may be purchased with after-tax dollars by individuals who wish to create additional retirement savings. Early withdrawals may be subject to a tax penalty and/or a contingent withdrawal charge.

ON PAGES 15 THROUGH 23, THE INFORMATION UNDER THE HEADING "FEE TABLES AND EXAMPLES" IS DELETED AND REPLACED BY THE FOLLOWING:
--------------------------------------------------------------------------------

The EQUI-VEST Contracts may differ in terms of the fees that are charged. One of the following Tables will apply to you. These Tables, and the related Examples, will assist you in understanding the various costs and expenses under your EQUI-VEST Contract so that you may compare them with other products. Except as described in Notes 5 and 7 below, the Tables reflect expenses of both the Separate Account and the applicable Trust for the year ended December 31, 1996.

As explained in Parts 4 and 5, the Guaranteed Interest Account and the Fixed Maturity Account are not a part of the Separate Account and are not covered by the following Tables and Examples. The only expenses shown in the Tables which apply to the Guaranteed Interest Account and the Fixed Maturity Account are the Contingent Withdrawal Charge, the Annual Administrative Charge and the Third Party Transfer or Exchange Fee, if applicable. Also see "Income Annuity Distribution Options" in Part 6 for the description of an administrative charge which may apply when you annuitize.

Certain expenses and fees shown in these Tables may not apply to you. To determine whether a particular item in a Table applies (and the actual amount, if any) consult the section of the prospectus for your EQUI-VEST Contract series indicated in the notes to the Table. For a description of the different EQUI-VEST Series, see "Part 6: The EQUI-VEST Contract Series." A charge for applicable state or local taxes may be deducted from contributions in some states. See "Charges for State Premium and Other Applicable Taxes" in Part 8.

TABLE 1: EQUI-VEST SERIES 100

Description of Expenses
--------------------------

CONTRACT OWNER TRANSACTION EXPENSES
     SALES LOAD ON PURCHASES.........................      NONE
     MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1) .......      6%
     MAXIMUM ANNUAL ADMINISTRATIVE CHARGE (2) .......      $30

                                                                 ALLIANCE
                                                ALLIANCE       INTERMEDIATE     ALLIANCE                      ALLIANCE     ALLIANCE
                                                 MONEY          GOVERNMENT       QUALITY       ALLIANCE        GROWTH       EQUITY
                                                 MARKET         SECURITIES        BOND        HIGH YIELD      & INCOME      INDEX
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND HRT
    ANNUAL EXPENSES (3)                          1.75%             N/A             N/A           N/A            N/A         N/A
    Separate Account Annual Expenses (4)
       Mortality and Expense Risk Fees            .65%             .50%            .50%          .50%           .50%        .50%
       Other Expenses                             .84%             .84%            .84%          .84%           .84%        .84%
------------------------------------------------------------------------------------------------------------------------------------
         Total Separate Account Annual
            Expenses                             1.49% (3)        1.34%           1.34%         1.34%          1.34%       1.34%
    HRT Annual Expenses (4)
       Investment Advisory Fees                  0.35%            0.50%           0.53%         0.60%          0.55%       0.33%
       Other Expenses                            0.04%            0.09%           0.05%         0.06%          0.05%       0.05%
------------------------------------------------------------------------------------------------------------------------------------
         Total HRT Annual Expenses (5)(6)        0.39% (3)        0.59%           0.58%         0.66%          0.60%       0.38%

                                                                                     ALLIANCE   ALLIANCE
                                   ALLIANCE                 ALLIANCE     ALLIANCE     SMALL      CONSER-                  ALLIANCE
                                    COMMON     ALLIANCE      INTER-     AGGRESSIVE     CAP       VATIVE      ALLIANCE      GROWTH
                                    STOCK       GLOBAL      NATIONAL      STOCK       GROWTH    INVESTORS    BALANCED     INVESTORS
-----------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE
    ACCOUNT AND HRT
    ANNUAL EXPENSES (3)           1.75%         N/A             N/A      1.75%        N/A          N/A         1.75%         N/A
     Separate Account Annual
        Expenses (4)
        Mortality and Expense
          Risk Fees                .65%         .50%            .50%      .50%        .50%        .50%          .65%         .50%
       Other Expenses              .84%         .84%            .84%      .84%        .84%        .84%          .84%         .84%
-----------------------------------------------------------------------------------------------------------------------------------
         Total Separate Account
            Annual Expenses       1.49% (3)    1.34%           1.34%     1.34% (3)   1.34%       1.34%         1.49% (3)    1.34%
    HRT Annual Expenses (4)
       Investment Advisory Fees   0.38%        0.65%           0.90%     0.55%       0.90%       0.48%         0.42%        0.53%
       Other Expenses             0.03%        0.08%           0.18%     0.03%       0.10%       0.07%         0.05%        0.06%
-----------------------------------------------------------------------------------------------------------------------------------
         Total HRT Annual
            Expenses (5)(6)       0.41% (3)    0.73%           1.08%     0.58% (3)   1.00%       0.55%         0.47% (3)    0.59%

TABLE 1: EQUI-VEST SERIES 100 (CONTINUED)

                                           T. ROWE PRICE      T. ROWE PRICE     EQ/PUTNAM GROWTH &    EQ/ PUTNAM
                                        INTERNATIONAL STOCK   EQUITY INCOME       INCOME VALUE         BALANCED       MFS RESEARCH
                                             PORTFOLIO          PORTFOLIO           PORTFOLIO          PORTFOLIO        PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND
EQAT ANNUAL EXPENSES                             N/A              N/A                  N/A               N/A              N/A
    Separate Account Annual Expenses
       Mortality and Expense Risk Fees           .50%             .50%                 .50%             .50%             .50%
       Other Expenses                            .84%             .84%                 .84%             .84%             .84%
------------------------------------------------------------------------------------------------------------------------------------
          Total Separate Account
          Annual Expenses                       1.34%            1.34%                1.34%            1.34%            1.34%
EQAT ANNUAL EXPENSES
    Maximum Investment Advisory Fee              .75%             .55%                 .55%             .55%             .55%
       Rule 12b-1 Fee                            .25%             .25%                 .25%             .25%             .25%
       Other Expenses (8)                        .20%             .05%                 .05%             .10%             .05%
------------------------------------------------------------------------------------------------------------------------------------
         Total EQAT Annual Expenses (7)         1.20%             .85%                 .85%             .90%             .85%

                                        MFS EMERGING       MORGAN STANLEY      WARBURG PINCUS      MERRILL LYNCH     MERRILL LYNCH
                                       GROWTH COMPANIES   EMERGING MARKETS   SMALL COMPANY VALUE   WORLD STRATEGY     BASIC VALUE
                                         PORTFOLIO        EQUITY PORTFOLIO       PORTFOLIO           PORTFOLIO      EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT
AND EQAT ANNUAL EXPENSES                   N/A                  N/A                  N/A                  N/A              N/A
    Separate Account Annual Expenses
       Mortality and Expense Risk Fees     .50%                .50%                  .50%                 .50%             .50%
       Other Expenses                      .84%                .84%                  .84%                 .84%             .84%
------------------------------------------------------------------------------------------------------------------------------------
          Total Separate Account
             Annual Expenses              1.34%               1.34%                 1.34%                1.34%            1.34%
EQAT ANNUAL EXPENSES
    Maximum Investment
       Advisory Fee                        .55%               1.15%                  .65%                 .70%             .55%
       Rule 12b-1 Fee                      .25%                .25%                  .25%                 .25%             .25%
       Other Expenses (8)                  .05%                .35%                  .10%                 .25%             .05%
------------------------------------------------------------------------------------------------------------------------------------
         Total EQAT Annual Expenses (7)    .85%               1.75%                 1.00%                1.20%             .85%


TABLE 2: EQUI-VEST SERIES 200

Description of Expenses
-----------------------

CONTRACT OWNER TRANSACTION EXPENSES
     SALES LOAD ON PURCHASES.........................           NONE
     MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1) .......             6%
     MAXIMUM ANNUAL ADMINISTRATIVE CHARGE (2) .......            $30

                                                              ALLIANCE
                                              ALLIANCE      INTERMEDIATE   ALLIANCE                  ALLIANCE    ALLIANCE
                                                MONEY        GOVERNMENT     QUALITY     ALLIANCE      GROWTH      EQUITY
                                               MARKET        SECURITIES      BOND      HIGH YIELD    & INCOME     INDEX
---------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND HRT                1.75%          N/A            N/A         N/A           N/A        N/A
ANNUAL EXPENSES (3)
    Separate Account Annual Expenses (4)
       Mortality and Expense Risk Fees          1.15%         1.09%          1.09%       1.09%         1.09%      1.09%
       Other Expenses                            .25%          .25%           .25%        .25%          .25%       .25%
---------------------------------------------------------------------------------------------------------------------------
         Total Separate Account Annual
            Expenses                            1.40% (3)     1.34%          1.34%       1.34%         1.34%      1.34%
    HRT Annual Expenses (4)
       Investment Advisory Fees                 0.35%         0.50%          0.53%       0.60%         0.55%      0.33%
       Other Expenses                           0.04%         0.09%          0.05%       0.06%         0.05%      0.05%
---------------------------------------------------------------------------------------------------------------------------
            Total HRT Annual Expenses (5)(6)    0.39% (3)     0.59%          0.58%       0.66%         0.60%      0.38%

                                                                                    ALLIANCE   ALLIANCE
                                  ALLIANCE                ALLIANCE     ALLIANCE       SMALL     CONSER-                   ALLIANCE
                                   COMMON     ALLIANCE     INTER-     AGGRESSIVE       CAP      VATIVE     ALLIANCE        GROWTH
                                   STOCK       GLOBAL     NATIONAL      STOCK        GROWTH    INVESTORS   BALANCED       INVESTORS
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND HRT
ANNUAL EXPENSES (3)                1.75%         N/A         N/A        1.75%         N/A        N/A        1.75%           N/A
    Separate Account Annual
       Expenses (4)
       Mortality and Expense
          Risk Fees                1.15%        1.09%       1.09%       1.09%        1.09%      1.09%       1.15%          1.09%
       Other Expenses               .25%         .25%        .25%        .25%         .25%       .25%        .25%           .25%
------------------------------------------------------------------------------------------------------------------------------------
          Total Separate Account
          Annual Expenses          1.40% (3)    1.34%       1.34%       1.34% (3)    1.34%      1.34%       1.40% (3)      1.34%
    HRT Annual Expenses (4)
       Investment Advisory Fees    0.38%        0.65%       0.90%       0.55%        0.90%      0.48%       0.42%          0.53%
       Other Expenses              0.03%        0.08%       0.18%       0.03%        0.10%      0.07%       0.05%          0.06%
------------------------------------------------------------------------------------------------------------------------------------
          Total HRT Annual
          Expenses (5)(6)          0.41% (3)    0.73%       1.08%       0.58% (3)    1.00%      0.55%       0.47% (3)      0.59%



                                          T. ROWE PRICE        T. ROWE PRICE      EQ/PUTNAM GROWTH &      EQ/PUTNAM
                                       INTERNATIONAL STOCK     EQUITY INCOME        INCOME VALUE           BALANCED    MFS RESEARCH
                                            PORTFOLIO            PORTFOLIO           PORTFOLIO            PORTFOLIO     PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND
EQAT ANNUAL EXPENSES                           N/A                  N/A                  N/A                  N/A          N/A
   Separate Account Annual Expenses
      Mortality and Expense Risk Fees          .50%                 .50%                 .50%                 .50%         .50%
      Other Expenses                           .84%                 .84%                 .84%                 .84%         .84%
------------------------------------------------------------------------------------------------------------------------------------
         Total Separate Account
         Annual Expenses                      1.34%                1.34%                1.34%                1.34%        1.34%

EQAT ANNUAL EXPENSES
    Maximum Investment Advisory Fee            .75%                 .55%                 .55%                 .55%         .55%
       Rule 12b-1 Fee                          .25%                 .25%                 .25%                 .25%         .25%
       Other Expenses (8)                      .20%                 .05%                 .05%                 .10%         .05%
------------------------------------------------------------------------------------------------------------------------------------
         Total EQAT Annual Expenses (7)       1.20%                 .85%                 .85%                 .90%         .85%

                                         MFS EMERGING       MORGAN STANLEY     WARBURG PINCUS     MERRILL LYNCH     MERRILL LYNCH
                                       GROWTH COMPANIES    EMERGING MARKETS     SMALL COMPANY     WORLD STRATEGY     BASIC VALUE
                                          PORTFOLIO        EQUITY PORTFOLIO    VALUE PORTFOLIO      PORTFOLIO      EQUITY PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND
EQAT ANNUAL EXPENSES                       N/A                   N/A                 N/A               N/A               N/A
    Separate Account Annual Expenses
       Mortality and Expense Risk Fees     .50%                  .50%                .50%              .50%             .50%
       Other Expenses (8)                  .84%                  .84%                .84%              .84%             .84%
------------------------------------------------------------------------------------------------------------------------------------
         Total Separate Account
         Annual Expenses                  1.34%                 1.34%               1.34%             1.34%            1.34%
EQAT ANNUAL EXPENSES
    Maximum Investment Advisory Fee        .55%                 1.15%                .65%              .70%             .55%
     Rule 12b-1 Fee                        .25%                  .25%                .25%              .25%             .25%
     Other Expenses (8)                    .05%                  .35%                .10%              .25%             .05%
------------------------------------------------------------------------------------------------------------------------------------
       Total EQAT Annual Expenses (7)      .85%                  1.75%              1.00%             1.20%             .85%

--------------
Notes:

(1) The contingent withdrawal charge is a percentage of specified contributions or amounts withdrawn, depending on the Contract. Important exceptions and limitations may eliminate or reduce the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 8.

(2) Many Contracts are exempt from this charge. The Annual Administrative Charge is the lesser of $30 or 2% of the Annuity Account Value. See "Annual Administrative Charge" in Part 8.

(3) The amounts shown in the Table under "Maximum Separate Account and HRT Annual Expenses," when added together, are not permitted to exceed a total annual rate of 1.75% of the value of the assets held in the Alliance Money Market, Alliance Common Stock, Alliance Aggressive Stock and Alliance Balanced Funds. For Series 100 Contracts, without this expense limitation, total Separate Account Annual Expenses plus HRT Annual Expenses for 1996 would have been 1.92%, 1.87%, 1.82%, and 1.90% for the Alliance Money Market, Alliance Common Stock, Alliance Aggressive Stock and Alliance Balanced Funds, respectively. For Series 200 Contracts, without this expense limitation, total Separate Account Annual Expenses plus HRT Annual Expenses for 1996 would have been 1.83%, 1.78%, 1.82%, and 1.81% for the Alliance Money Market, Alliance Common Stock, Alliance Aggressive Stock and Alliance Balanced Funds, respectively. For Series 100 Contracts Separate Account Annual Expenses are guaranteed not to exceed a total annual rate of 1.49% for the Alliance Money Market, Alliance Balanced and Alliance Common Stock Funds and an annual rate of 1.34% for all other Investment Funds. See "Limitation on Charges" in Part 8.

(4) Separate Account and HRT expenses are shown as a percentage of each Investment Fund's or Portfolio's average value. "Mortality and Expense Risk Fees" includes death benefit charges. "Other Expenses" under "Separate Account Annual Expenses" includes financial accounting expenses. See
    "Limitation on Charges," "Charges to Investment Funds" and "Charges to Portfolios" in Part 8.

(5) Effective May 1, 1997, a new Investment Advisory Agreement was entered into between HRT and Alliance Capital Management L.P., HRT's Investment Adviser, which effected changes in HRT's management fee and expense structure. See HRT's prospectus for more information.

    The tables above reflecting HRT's expenses are based on average portfolio net assets for the year ended December 31, 1996 and have been restated to reflect (i) the fees that would have been paid to Alliance if the current advisory agreement had been in effect as of January 1, 1996 and (ii) estimated accounting expenses for the year ending December 31, 1997. The amounts shown for the Alliance Small Cap Growth Portfolio, which will become available under the HRT on or about May 1, 1997 and for EQUI-VEST in early June 1997, is an estimate.

(6) The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the HRT. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. HRT's expenses are shown as a percentage of each Portfolio's average portfolio net assets.

(7) The EQAT funds were not available in 1996; therefore, these numbers reflect anticipated annualized expenses for 1997. The portfolios became available under the Trust on May 1, 1997 (except for the Morgan Stanley Emerging Markets Equity Fund which will become available on or about September 2,
    1997) and will be available in EQUI-VEST in early June 1997 (except for the Morgan Stanley Emerging Markets Equity Fund which will be available on or about September 2, 1997). EQ Financial Consultants, Inc. ("Manager")(see
    Part 2) has entered into an expense limitation agreement with EQAT, with respect to each Portfolio, ("Expense Limitation Agreements") pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio are limited to: .85% of the respective average daily net assets of the T. Rowe Price Equity Income, EQ/Putnam Growth & Income Value, MFS Research, MFS Emerging Growth Companies and Merrill Lynch Basic Value Equity Portfolios; .90% of the EQ/Putnam Balanced Portfolio's average daily net assets; 1.00% of the Warburg Pincus Small Company Value Portfolio's average daily net assets; 1.20% of the respective average daily net assets of the T. Rowe Price International Stock and Merrill Lynch World Strategy Portfolios; and 1.75% of the Morgan Stanley Emerging Markets Equity Portfolio's average daily net assets.

    Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by EQAT's Board of Trustees on a quarterly basis.

(8) Other expenses are after fee waivers or assumptions by EQ Financial Consultants pursuant to an expense limitation agreement. See the attached EQAT prospectus.

EXAMPLES: EQUI-VEST SERIES 100 AND 200
--------------------------------------------------------------------------------

For each type of Series 100 and 200 Contract, the examples which follow show the expenses that a hypothetical Contract Owner would pay in the surrender and nonsurrender situations noted below, assuming a single contribution of $1,000 on the Contract Date invested in one of the Investment Funds listed and a 5% annual return on assets and no waiver of the contingent withdrawal charge.(1) For purposes of these examples, the annual administrative charge is computed by reference to the actual aggregate annual administrative charges as a percentage of the total assets held under all EQUI-VEST Contracts.

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:

FOR IRA  (INCLUDING  CERTAIN QP IRA(2)),  SEP, EDC AND  PARTICIPANT-OWNED  HR-10
CONTRACTS:

                                                           1 YEAR          3 YEARS            5 YEARS         10 YEARS
       ---------------------------------------------------------------------------------------------------------------
       Alliance Money Market                               $81.06           $125.14            $164.99         $257.58
       Alliance Intermediate Government Securities          82.83            130.50             174.03          276.55
       Alliance Quality Bond                                82.73            130.20             173.53          275.50
       Alliance High Yield                                  83.52            132.57             177.53          283.83
       Alliance Growth & Income                             82.93            130.79             174.54          277.59
       Alliance Equity Index                                80.76            124.24             163.47          254.39
       Alliance Common Stock                                81.06            125.14             164.99          257.58
       Alliance Global                                      84.21            134.65             181.02          291.06
       Alliance International                               87.66            144.98             198.31          326.45
       Alliance Aggressive Stock                            81.06            125.14             164.99          257.58
       Alliance Small Cap Growth                            86.88            142.63              --              --

       Alliance Asset Allocation Series:
              Alliance Conservative Investors               82.44            129.31             172.03          272.36
              Alliance Balanced                             81.06            125.14             164.99          257.58
              Alliance Growth Investors                     82.83            130.50             174.03          276.55
       T. Rowe Price International Stock Portfolio          88.85            148.51              --              --
       T. Rowe Price Equity Income Portfolio                85.40            138.20              --              --
       EQ/Putnam Growth & Income Value Portfolio            85.40            138.20              --              --
       EQ/Putnam Balanced Portfolio                         85.89            139.68              --              --
       MFS Research Portfolio                               85.40            138.20              --              --
       MFS Emerging Growth Companies Portfolio              85.40            138.20              --              --
       Morgan Stanley Emerging Markets Equity Portfolio     94.27            164.55              --              --
       Warburg Pincus Small Company Value Portfolio         86.88            142.63              --              --
       Merrill Lynch World Strategy Portfolio               88.85            148.51              --              --
       Merrill Lynch Basic Value Equity Portfolio           85.40            138.20              --              --

FOR TSA AND QP IRA CONTRACTS:(3)

                                                             1 YEAR         3 YEARS            5 YEARS            10 YEARS
       -------------------------------------------------------------------------------------------------------------------
       Alliance Money Market                                 $74.87         $118.56            $164.99             $257.58
       Alliance Intermediate Government Securities            76.66          123.96             174.03              276.55
       Alliance Quality Bond                                  76.56          123.66             173.53              275.50
       Alliance High Yield                                    77.35          126.05             177.53              283.83
       Alliance Growth & Income                               76.76          124.28             174.54              277.59
       Alliance Equity Index                                  74.57          117.66             163.47              254.39
       Alliance Common Stock                                  74.87          118.56             164.99              257.58
       Alliance Global                                        78.05          128.14             181.02              291.06
       Alliance International                                 81.52          138.54             198.31              326.45
       Alliance Aggressive Stock                              74.87          118.56             164.99              257.58
       Alliance Small Cap Growth                              80.73          136.17              --                  --

       Alliance Asset Allocation Series:
              Alliance Conservative Investors                 76.26          122.76             172.03              272.36
              Alliance Balanced                               74.87          118.56             164.99              257.58
              Alliance Growth Investors                       76.66          126.96             174.03              276.55
       T. Rowe Price International Stock Portfolio            82.71          142.09              --                  --
       T. Rowe Price Equity Income Portfolio                  79.24          131.72              --                  --
       EQ/Putnam Growth & Income Value Portfolio              79.24          131.72              --                  --
       EQ/Putnam Balanced Portfolio                           79.74          133.20              --                  --
       MFS Research Portfolio                                 79.24          131.72              --                  --
       MFS Emerging Growth Companies Portfolio                79.24          131.72              --                  --
       Morgan Stanley Emerging Markets Equity Portfolio       88.17          158.24              --                  --
       Warburg Pincus Small Company Value Portfolio           80.73          136.17              --                  --
       Merrill Lynch World Strategy Portfolio                 82.71          142.09              --                  --
       Merrill Lynch Basic Value Equity Portfolio             79.24          131.72              --                  --

FOR TRUSTEED AND NQ CONTRACTS:

                                                           1 YEAR            3 YEARS            5 YEARS           10 YEARS
       -------------------------------------------------------------------------------------------------------------------

       Alliance Money Market                               $74.87            $118.56            $162.15            $221.02
       Alliance Intermediate Government Securities          76.66             123.96             171.77             240.65
       Alliance Quality Bond                                76.56             123.66             171.23             239.56
       Alliance High Yield                                  77.35             126.05             175.49             248.18
       Alliance Growth & Income                             76.76             124.26             172.30             241.73
       Alliance Equity Index                                74.57             117.66             160.54             217.71
       Alliance Common Stock                                74.87             118.56             162.15             221.02
       Alliance Global                                      78.05             128.14             179.20             255.67
       Alliance International                               81.52             138.54             197.58             292.30
       Alliance Aggressive Stock                            74.87             118.56             162.15             221.02
       Alliance Small Cap Growth                            80.73             136.17              --                 --

       Alliance Asset Allocation Series:
              Alliance Conservative Investors               76.26             122.76             169.64             236.32
              Alliance Balanced                             74.87             118.56             162.15             221.02
              Alliance Growth Investors                     76.66             123.96             171.77             240.65
       T. Rowe Price International Stock Portfolio          82.71             142.09              --                 --
       T. Rowe Price Equity Income Portfolio                79.24             131.72              --                 --
       EQ/Putnam Growth & Income Value Portfolio            79.24             131.72              --                 --
       EQ/Putnam Balanced Portfolio                         79.74             133.20              --                 --
       MFS Research Portfolio                               79.24             131.72              --                 --
       MFS Emerging Growth Companies Portfolio              79.24             131.72              --                 --
       Morgan Stanley Emerging Markets Equity Portfolio     88.17             158.24              --                 --
       Warburg Pincus Small Company Value Portfolio         80.73             136.17              --                 --
       Merrill Lynch World Strategy Portfolio               82.71             142.09              --                 --
       Merrill Lynch Basic Value Equity Portfolio           79.24             131.72              --                 --


IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:

FOR ALL SERIES 100 AND 200 CONTRACTS:

                                                            1 YEAR            3 YEARS            5 YEARS           10 YEARS
       --------------------------------------------------------------------------------------------------------------------
       Alliance Money Market                                $19.21             $59.42            $102.15            $221.02
       Alliance Intermediate Government Securities           21.10              65.14             111.77             240.65
       Alliance Quality Bond                                 20.99              64.82             111.23             239.56
       Alliance High Yield                                   21.83              67.36             115.49             248.18
       Alliance Growth & Income                              21.20              65.46             112.30             241.73
       Alliance Equity Index                                 18.89              58.47             100.54             217.71
       Alliance Common Stock                                 19.21              59.42             102.15             221.02
       Alliance Global                                       22.57              69.57             119.20             255.67
       Alliance International                                26.24              80.60             137.58             292.30
       Alliance Aggressive Stock                             19.21              59.42             102.15             221.02
       Alliance Small Cap Growth                             25.40              78.09              --                  --

       Alliance Asset Allocation Series:
              Alliance Conservative Investors                20.68              83.87             109.64             236.32
              Alliance Balanced                              19.21              59.42             102.15             221.02
              Alliance Growth Investors                      21.10              65.14             111.77             240.65
       T. Rowe Price International Stock Portfolio           27.50              84.36              --                  --
       T. Rowe Price Equity Income Portfolio                 23.83              73.36              --                  --
       EQ/Putnam Growth & Income Value Portfolio             23.83              73.36              --                  --
       EQ/Putnam Balanced Portfolio                          24.35              74.94              --                  --
       MFS Research Portfolio                                23.83              73.36              --                  --
       MFS Emerging Growth Companies Portfolio               23.83              73.36              --                  --
       Morgan Stanley Emerging Markets Equity Portfolio      33.27             101.48              --                  --
       Warburg Pincus Small Company Value Portfolio          25.40              78.09              --                  --
       Merrill Lynch World Strategy Portfolio                27.50              84.36              --                  --
       Merrill Lynch Basic Value Equity Portfolio            23.83              73.36              --                  --

---------------------
(1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial annuity payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Distribution Options" in Part 6. In some cases, charges for state premium or other taxes will be deducted from the amount applied, if applicable.

(2) These expenses also apply to a Series 100 or 200 QP IRA purchased in a state where group Contracts are issued.

(3) These expenses apply only to a Series 100 or 200 QP IRA purchased in a state where individual Contracts are issued.

TABLE 3: EQUI-VEST SERIES 300 AND 400

Description of Expenses
-----------------------

CONTRACT OWNER TRANSACTION EXPENSES
     SALES LOAD ON PURCHASES..............................................  NONE
     MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1) ............................  6%
     MAXIMUM/CURRENT ANNUAL ADMINISTRATIVE CHARGE (2) ....................  $65/30
     MAXIMUM/CURRENT THIRD PARTY TRANSFER OR EXCHANGE FEE (3) ............  $65/25 PER OCCURRENCE

SEPARATE ACCOUNT ANNUAL EXPENSES
     Mortality and Expense Risk Fees (including Death Benefit Charges)....  1.10%
     Other Expenses (4)...................................................   .25%
                                                                            -----

          Total Separate Account Annual Expenses (5)......................  1.35%
                                                                            -----


                                                  ALLIANCE
                                      ALLIANCE   INTERMEDIATE   ALLIANCE                 ALLIANCE   ALLIANCE   ALLIANCE
                                       MONEY      GOVERNMENT     QUALITY     ALLIANCE     GROWTH     EQUITY     COMMON
                                       MARKET     SECURITIES      BOND      HIGH YIELD   & INCOME    INDEX      STOCK
-----------------------------------------------------------------------------------------------------------------------
HRT ANNUAL EXPENSES:
    Investment Advisory Fees            0.35%       0.50%         0.53%        0.60%      0.55%       0.33%     0.38%
    Other Expenses                      0.04%       0.09%         0.05%        0.06%      0.05%       0.05%     0.03%
-----------------------------------------------------------------------------------------------------------------------
    Total HRT Annual Expenses (6)(7)    0.39%       0.59%         0.58%        0.66%      0.60%       0.38%     0.41%

                                                                    ALLIANCE     ALLIANCE      ALLIANCE                  ALLIANCE
                                       ALLIANCE       ALLIANCE     AGGRESSIVE    SMALL CAP   CONSERVATIVE    ALLIANCE     GROWTH
                                        GLOBAL     INTERNATIONAL     STOCK        GROWTH      INVESTORS      BALANCED    INVESTORS
----------------------------------------------------------------------------------------------------------------------------------
HRT ANNUAL EXPENSES:
    Investment Advisory Fees            0.65%         0.90%           0.55%       0.90%          0.48%         0.42%        0.53%
    Other Expenses                      0.08%         0.18%           0.03%       0.10%          0.07%         0.05%        0.06%
----------------------------------------------------------------------------------------------------------------------------------
    Total HRT Annual Expenses (6)(7)    0.73%         1.08%           0.58%       1.00%          0.55%         0.47%        0.59%


                                      T. ROWE PRICE           T. ROWE PRICE     EQ/PUTNAM GROWTH &    EQ/PUTNAM
                                   INTERNATIONAL STOCK        EQUITY INCOME        INCOME VALUE        BALANCED      MFS RESEARCH
                                        PORTFOLIO               PORTFOLIO           PORTFOLIO         PORTFOLIO       PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
EQAT ANNUAL EXPENSES
    Maximum Investment
       Advisory Fee                        .75%                  .55%                 .55%              .55%            .55%
    Rule 12b-1 Fee                         .25%                  .25%                 .25%              .25%            .25%
    Other Expenses (9)                     .20%                  .05%                 .05%              .10%            .05%
---------------------------------------------------------------------------------------------------------------------------------
    Total EQAT Annual Expenses (8)        1.20%                  .85%                 .85%              .90%            .85%


                                              MORGAN STANLEY        WARBURG PINCUS        MERRILL LYNCH     MERRILL LYNCH BASIC
                       MFS EMERGING GROWTH    EMERGING MARKETS    SMALL COMPANY VALUE     WORLD STRATEGY    BASIC VALUE EQUITY
                       COMPANIES PORTFOLIO    EQUITY PORTFOLIO        PORTFOLIO             PORTFOLIO           PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
EQAT ANNUAL EXPENSES
    Maximum Investment
       Advisory Fee          .55%               1.15%                 .65%                    .75%               .55%
    Rule 12b-1 Fee           .25%                .25%                 .25%                    .25%               .25%
    Other Expenses (9)       .05%                .35%                 .10%                    .25%               .05%
--------------------------------------------------------------------------------------------------------------------------------
    Total EQAT Annual
       Expenses (8)          .85%               1.75%                1.00%                   1.20%               .85%

Notes:

(1) The contingent withdrawal charge is a percentage of specified contributions. See "Contingent Withdrawal Charge" in Part 7. Important exceptions and limitations may eliminate or reduce the contingent withdrawal charge.

(2) The Annual Administrative Charge is the lesser of $30 or 2% of the Annuity Account Value (adjusted to include any withdrawals made during that year) during the first two Contract Years; and $30 for each Contract Year thereafter. See "Annual Administrative Charge" in Part 7. We reserve the right to increase this fee in the future if our administrative costs increase, but such fee may not exceed an annual maximum of $65, subject to applicable law.

(3) There is a Third Party Transfer or Exchange Fee of $25 per occurrence. We reserve the right to increase this fee in the future, but such fee may not exceed a maximum of $65 per occurrence, subject to applicable law.

(4) For a limited period of time, we will charge .24% against the assets of the Alliance Intermediate Government Securities, Alliance Quality Bond,
     Alliance High Yield, Alliance Growth & Income, Alliance Equity Index, Alliance Global, Alliance International, Alliance Small Cap Growth,
     Alliance Conservative Investors and Alliance Growth Investors Funds for expenses.

(5) The amounts shown in the table under "Total Separate Account Annual Expenses" are not permitted to exceed a total annual rate of 1.35% of the value of the assets held in the Investment Funds. Separate Account expenses are shown as a percentage of each Investment Fund's average value. See "Limitation on Charges" in Part 8.

(6) Effective May 1, 1997, a new Investment Advisory Agreement was entered into between HRT and Alliance Capital Management L.P., HRT's Investment Adviser, which effected changes in HRT's management fee and expense structure. See HRT's prospectus for more information.

     The tables above reflecting HRT's expenses are based on average portfolio net assets for the year ended December 31, 1996 and have been restated to reflect (i) the fees that would have been paid to Alliance if the current advisory agreement had been in effect as of January 1, 1996 and (ii) estimated accounting expenses for the year ending December 31, 1997. The amount shown for the Alliance Small Cap Growth Portfolio, which will be available under the HRT on or about May 1, 1997 and for EQUI-VEST in early June 1997, is an estimate.

(7) The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the HRT. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. The HRT's expenses are shown as a percentage of each Portfolio's average portfolio net assets. See "Trust Charges to Portfolios" in Part 8.

(8) The EQAT funds were not available in 1996; therefore, these numbers reflect anticipated annualized expenses for 1997. The portfolios became available under the Trust on May 1, 1997 (except for the Morgan Stanley Emerging Markets Equity Fund which will become available on or about September 2,
     1997) and will be available in EQUI-VEST in early June 1997 (except for the Morgan Stanley Emerging Markets Equity Fund which will become available on or about September 2, 1997). The Manager (see Part 2) has entered into an expense limitation agreement with EQAT, with respect to each Portfolio, ("Expense Limitation Agreements") pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio are limited to: .85% of the respective average daily net assets of the T. Rowe Price Equity Income, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, MFS Research, MFS Emerging Growth Companies and Merrill Lynch Basic Value Equity Portfolios; .90% of the EQ/Putnam Balanced Portfolio's average daily net assets; 1.00% of the Warburg Pincus Small Company Value Portfolio's average daily net assets; 1.20% of the respective average daily net assets of the
     T. Rowe Price International Stock, EQ/Putnam International Equity and Merrill Lynch World Strategy Portfolios; and 1.75% of the Morgan Stanley Emerging Markets Equity Portfolio's average daily net assets.

     Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by EQAT's Board of Trustees on a quarterly basis.

(9) Other expenses are after fee waivers or assumptions by EQ Financial Consultants pursuant to an expense limitation agreement. See the attached EQAT prospectus.

EXAMPLES: EQUI-VEST SERIES 300 AND 400
--------------------------------------

For each type of Series 300 and 400 Contract, the examples which follow show the expenses that a hypothetical Contract Owner would pay in the surrender and nonsurrender situations noted below, assuming a single contribution of $1,000 on the Contract Date invested in one of the Investment Funds listed, a 5% annual return on assets and no waiver of the contingent withdrawal charge.(1) For purposes of these examples, the annual administrative charge is computed by reference to the actual aggregate annual administrative charges as a percentage of the total assets held under all EQUI-VEST Contracts.

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:

                                                              1 YEAR            3 YEARS            5 YEARS           10 YEARS
       ----------------------------------------------------------------------------------------------------------------------
       Alliance Money Market                                  $74.77            $118.26            $161.61            $219.92
       Alliance Intermediate Government Securities             76.66             123.96             171.77             240.65
       Alliance Quality Bond                                   76.56             123.66             171.23             239.56
       Alliance High Yield                                     77.35             126.05             175.49             248.18
       Alliance Growth & Income                                76.76             124.26             172.30             241.73
       Alliance Equity Index                                   74.57             117.66             160.54             217.71
       Alliance Common Stock                                   74.97             118.86             162.68             222.12
       Alliance Global                                         78.05             128.14             179.20             255.67
       Alliance International                                  81.52             138.54             197.58             292.30
       Alliance Aggressive Stock                               76.66             123.96             171.77             240.65
       Alliance Small Cap Growth                               80.73             136.17              --                 --

       Alliance Asset Allocation Series:
              Alliance Conservative Investors                  76.26             122.76             169.64             236.32
              Alliance Balanced                                75.57             120.67             165.90             228.69
              Alliance Growth Investors                        76.66             123.96             171.77             240.65
       T. Rowe Price International Stock Portfolio             82.71             142.09              --                 --
       T. Rowe Price Equity Income Portfolio                   79.24             131.72              --                 --
       EQ/Putnam Growth & Income Value Portfolio               79.24             131.72              --                 --
       EQ/Putnam Balanced Portfolio                            79.74             133.20              --                 --
       MFS Research Portfolio                                  79.24             131.72              --                 --
       MFS Emerging Growth Companies Portfolio                 79.24             131.72              --                 --
       Morgan Stanley Emerging Markets Equity Portfolio        88.17             158.24              --                 --
       Warburg Pincus Small Company Value Portfolio            80.73             136.17              --                 --
       Merrill Lynch World Strategy Portfolio                  82.71             142.09              --                 --
       Merrill Lynch Basic Value Equity Portfolio              79.24             131.72              --                 --

IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:

                                                                1 YEAR            3 YEARS            5 YEARS            10 YEARS
       -------------------------------------------------------------------------------------------------------------------------
       Alliance Money Market                                    $19.10             $59.10            $101.61            $219.92
       Alliance Intermediate Government Securities               21.10              65.14             111.77             240.65
       Alliance Quality Bond                                     20.99              64.82             111.23             239.56
       Alliance High Yield                                       21.83              67.36             115.49             248.18
       Alliance Growth & Income                                  21.20              65.46             112.30             241.73
       Alliance Equity Index                                     18.89              58.47             100.54             217.71
       Alliance Common Stock                                     19.31              59.74             102.68             222.12
       Alliance Global                                           22.57              69.57             119.20             255.67
       Alliance International                                    26.24              80.60             137.58             292.30
       Alliance Aggressive Stock                                 21.10              65.14             111.77             240.65
       Alliance Small Cap Growth                                 25.40              78.09              --                 --

       Alliance Asset Allocation Series:
              Alliance Conservative Investors                    20.68              63.87             109.64             236.32
              Alliance Balanced                                  19.94              61.65             105.90             228.69
              Alliance Growth Investors                          21.10              65.14             111.77             240.65
       T. Rowe Price International Stock Portfolio               27.50              84.36              --                 --
       T. Rowe Price Equity Income Portfolio                     23.83              73.36              --                 --
       EQ/Putnam Growth & Income Value Portfolio                 23.83              73.36              --                 --
       EQ/Putnam Balanced Portfolio                              24.35              74.94              --                 --
       MFS Research Portfolio                                    23.83              73.36              --                 --
       MFS Emerging Growth Companies Portfolio                   23.83              73.36              --                 --
       Morgan Stanley Emerging Markets Equity Portfolio          33.27             101.48              --                 --
       Warburg Pincus Small Company Value Portfolio              25.40              78.09              --                 --
       Merrill Lynch World Strategy Portfolio                    27.50              84.36              --                 --
       Merrill Lynch Basic Value Equity Portfolio                23.83              73.86              --                 --

---------------------

(1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial annuity payment is less than $20, we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Distribution Options" in Part 6. In some cases, charges for state premium or other taxes will be deducted from the amount applied, if applicable.


ON PAGE 24, THE INFORMATION IN THE FIRST AND FOURTH PARAGRAPHS UNDER THE HEADING "SEPARATE ACCOUNT A" ARE DELETED AND REPLACED BY THE FOLLOWING:

Separate Account A is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940 (1940 ACT). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has many Investment Funds, each of which invests in Class IA or Class IB shares of a corresponding Portfolio of either HRT or EQAT, respectively. You may allocate some or all contributions among the Investment Funds.

We reserve the right, subject to compliance with applicable law, including approval of Contract Owners, Participants and Plan Trustees if required, (1) to add new Investment Funds (or subdivisions of Investment Funds) to, or remove Investment Funds (or subdivisions of Investment Funds) from, the Separate Account, (2) to combine any two or more Investment Funds or subdivisions thereof, (3) to transfer assets determined by us to be the proportionate share of the class to which the contracts belong from any of the Investment Funds to another Investment Fund by withdrawing the same percentage of each investment in that Investment Fund with appropriate adjustments to avoid odd lots and fractions, (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act (which may be directed by a committee which may be composed of a majority of persons who are "interested persons" of Equitable Life under the 1940 Act, which committee may be discharged by us at any time) or in any other form permitted by law, including a form that allows us to make direct investments, (5) to deregister the Separate Account under the 1940 Act, (6) to cause one or more Investment Funds to invest in a mutual fund other than or in addition to HRT and EQAT, (7) to discontinue the sale of contracts, (8) to terminate any employer or plan trustee agreement pursuant to its terms and (9) to restrict or eliminate any voting rights of Contract Owners or other people who have voting rights that affect the Separate Account.

ON PAGE 24, THE FOLLOWING INFORMATION IS ADDED:

TRUSTS

HRT and EQAT include the separate sets of investment portfolios (listed below) in which the Investment Funds of the Separate Account invest according to the contribution allocations of Contract Owners. Following are the portfolios of the
Trusts:

--------------------------------------------------------------------------------
             HRT PORTFOLIOS                        EQAT PORTFOLIOS
             --------------                        ---------------
o Alliance Money Market                  o T. Rowe Price International Stock

o Alliance Intermediate Government       o T. Rowe Price Equity Income
  Securities
                                         o EQ/Putnam Growth & Income Value
o Alliance Quality Bond
                                         o EQ/Putnam Balanced
o Alliance High Yield
                                         o MFS Research
o Alliance Growth & Income
                                         o MFS Emerging Growth Companies
o Alliance Equity Index
                                         o Morgan Stanley Emerging Markets
o Alliance Common Stock                    Equity

o Alliance Global                        o Warburg Pincus Small Company Value

o Alliance International                 o Merrill Lynch World Strategy

o Alliance Aggressive Stock              o Merrill Lynch Basic Value Equity

o Alliance Small Cap Growth

Alliance Asset Allocation Series:

o Alliance Conservative
  Investors

o Alliance Balanced

o Alliance Growth Investors


ON PAGE 24, THE FIRST PARAGRAPH UNDER THE HEADING "THE HUDSON RIVER TRUST" IS DELETED AND REPLACED BY THE FOLLOWING:

HRT is an open-end, diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of HRT. HRT commenced opera-tions in January 1976 with a predecessor of its Common Stock Portfolio. HRT does not impose a sales charge or "load" for buying and selling its shares as a part of an EQUI-VEST Contract or to support a variable annuity distribution option available under an SPDA Contract. All dividend distributions to HRT are reinvested in full and fractional shares of the Portfolio to which they relate. Each HRT-related Fund invests in Class IA shares of a corresponding HRT portfolio.

ON PAGE 25, THE HEADING AND THE FIRST TWO PARAGRAPHS UNDER THE HEADING "THE TRUST'S INVESTMENT ADVISER" ARE DELETED AND REPLACED BY THE FOLLOWING:

ALLIANCE CAPITAL MANAGEMENT L.P.,
HRT'S MANAGER AND INVESTMENT ADVISER

HRT is managed and advised by Alliance Capital Management L.P. (ALLIANCE), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Alliance, an indirect, majority-owned subsidiary of Equitable Life, is a publicly traded limited partnership. On December 31, 1996, Alliance was managing over $182.8 billion in assets. Alliance acts as investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowments funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's record as an investment manager is based, in part, on its ability to provide a diversity of investment services to domestic, international and global markets. Alliance prides itself on its ability to attract and retain a quality, professional work force. Alliance employs 194 investment professionals, including 83 research analysts. Portfolio managers have average investment experience of more than 15 years.

ON PAGE 25, THE  FOLLOWING  INFORMATION  IS ADDED  AFTER THE  INFORMATION  ABOUT
ALLIANCE:

EQ ADVISORS TRUST

EQAT is an open-end management investment company registered under the 1940 Act. As a "series" type of mutual fund, EQAT issues shares of beneficial interest that are divided among several EQAT Portfolios. Each EQAT Portfolio is a separate series of EQAT with its own objective and policies. All of the Portfolios, except for the Morgan Stanley Emerging Markets Equity Portfolio and Merrill Lynch World Strategy Portfolio, are diversified for 1940 Act purposes. The Trustees of EQAT may establish additional Portfolios at any time. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. See the attached EQAT prospectus for more details regarding such fees.

EQAT does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to EQAT are reinvested in full and fractional shares of the Portfolio to which they relate. Each EQAT-related Fund invests in Class IB shares of a corresponding EQAT portfolio. EQAT is managed by EQ Financial Consultants, Inc. ("Manager") which directs the day-to-day operations of each EQAT Portfolio. Rowe Price-Fleming International, Inc., T. Rowe Price Associates, Inc., Putnam Investment Management, Inc., Massachusetts Financial Services Company, Morgan Stanley Asset Management, Inc., Warburg, Pincus
Counsellors, Inc. and Merrill Lynch Asset Management, L.P. serve as the investment advisers (each an "EQAT Advisor" and together the "EQAT Advisors") to one or more of the EQAT Portfolios.

More detailed information about the EQAT, its investment objectives, policies, restrictions, risks, expenses, multiple class distribution system and all other aspects of its operations, appears in EQAT's prospectus which is attached to this prospectus), or in EQAT's Statement of Additional Information, which is available upon request. EQAT was recently organized and has had no operations prior to the date of this prospectus.

EQAT'S MANAGER

The Manager, subject to the supervision and direction of the Trustees of EQAT, has overall responsibility for the general management and administration of the Trust. The Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). The Manager currently furnishes specialized investment advice to other clients, including individuals, pension and profit sharing plans, trusts, charitable organizations, corporations, and other business entities. The Manager is a Delaware corporation and an indirect, wholly owned subsidiary of Equitable Life.

The Manager is responsible for providing investment management and administrative services to EQAT and in the exercise of such responsibility selects, subject to review and approval by EQAT's Trustees, the investment advisers for EQAT's Portfolios and monitors the EQAT Advisers' investment programs and results, reviews brokerage matters, oversees compliance by EQAT with various federal and state statutes, and carries out the directives of its Board of Trustees.

Pursuant to an investment advisory agreement with the Manager, each EQAT Adviser furnishes continuously an investment program for each of its Portfolios, makes investment decisions on behalf of its EQAT Portfolios, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions.

The assets of each Portfolio are allocated currently among the EQAT Advisers. If an EQAT Portfolio shall at any time have more than one EQAT Adviser, the allocation of an EQAT Portfolio's assets among EQAT Advisers may be changed at any time by the Manager. EQ Financial Consultants, Inc.'s main office is located at 1755 Broadway, New York, New York 10019.

EQAT'S INVESTMENT ADVISERS

Rowe Price-Fleming International, Inc.; T. Rowe Price Associates, Inc.; Putnam Investment Management, Inc.; Massachusetts Financial Services Company; Morgan Stanley Asset Management, Inc.; Warburg, Pincus Counsellors, Inc.; and Merrill Lynch Asset Management, L.P. serve as EQAT Advisers only for their respective EQAT Portfolios.

MERRILL LYNCH ASSET MANAGEMENT L.P.

Founded in 1976, MLAM is a dedicated asset management affiliate of Merrill Lynch & Co., Inc., a financial management and advisory company with more than a century of experience. As of December 31, 1996, MLAM along with its advisory affiliates held approximately $234 billion in investment company and other portfolio assets under management. MLAM Manages Merrill Lynch Basic Value Equity, a domestic equity fund, and Merrill Lynch World Strategy, a global flexible allocation fund.

MFS INVESTMENT MANAGEMENT

MFS Investment Management is America's oldest mutual fund organization, whose assets under management as of December 31, 1996 were in excess of $52 billion on behalf of more than 1.8 million investors. MFS manages MFS Research, a domestic equity fund, and MFS Emerging Growth Companies, an aggressive equity fund.

MORGAN STANLEY ASSET MANAGEMENT INC.

Morgan Stanley Asset Management and its affiliated investment management companies, managed approximately $170 billion of assets as of December 31, 1996. Morgan Stanley Asset Management manages Morgan Stanley Emerging Markets Equity, an international equity fund.

PUTNAM INVESTMENTS

This mutual fund manager was founded in 1937 and had more than $173 billion in assets under management as of December 31, 1996. Putnam manages EQ/Putnam Growth & Income Value, a domestic equity fund, and EQ/Putnam Balanced, a balanced stock and bond fund.

T. ROWE PRICE ASSOCIATES, INC. AND ROWE PRICE-FLEMING INTERNATIONAL, INC.

Founded in 1937, T. Rowe Price provides investment management to both individuals and institutions. With its affiliates, assets under management were over $95 billion as of December 31, 1996. T. Rowe Price manages T. Rowe Price Equity Income, a domestic equity fund. Rowe Price-Fleming International, Inc., founded as a joint venture between T. Rowe Price and Robert Fleming Holdings, Ltd., manages T. Rowe Price International Stock, an international equity fund.

WARBURG PINCUS

Warburg Pincus is a professional investment counseling firm serving investment companies, employee benefit plans, endowment funds and individuals. Assets under management were approximately $18 billion as of December 31, 1996. Warburg Pincus manages Warburg Pincus Small Company Value, an aggressive equity fund.

Additional information regarding each of the companies which serve as an EQAT Adviser appears in the EQAT prospectus, attached at the end of this prospectus.

ON PAGE 25, THE FOLLOWING INFORMATION IS ADDED TO THE CHART:

       PORTFOLIO                      TRUST                 INVESTMENT POLICY                                  OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
Alliance Small Cap
   Growth .............................HRT       Primarily common stocks and other                   Long-term growth of capital.
                                                    equity-type securities issued by
                                                    smaller-sized companies with
                                                    strong growth potential.

T. Rowe Price
   International Stock ..............EQAT       Primarily common stocks of established               Long-term growth of capital.
                                                   non-United States companies

T. Rowe Price Equity
   Income............................EQAT       Primarily dividend paying common stocks              Substantial dividend income
                                                   of established companies.                         and also capital appreciation.

EQ/Putnam Growth
   & Income Value
   Portfolio.........................EQAT       Primarily common stocks that offer poten-            Capital growth and secondarily,
                                                   tial for capital growth and may, consis-          current income.
                                                   tent with the Portfolio's investment
                                                   objective, invest in common stocks that
                                                   offer potential for current income.

EQ/Putnam Balanced ..................EQAT       A well-diversified portfolio of stocks and bonds     Balanced investment.
                                                   that will produce both capital growth and
                                                   current income.

MFS Research ........................EQAT       A substantial portion of assets invested in          Long-term growth of capital.
                                                   common stock or securities convertible
                                                   into common stock of companies believed
                                                   by the Portfolio adviser to possess
                                                   better than average prospects for
                                                   long-term growth.

MFS Emerging Growth
   Companies.........................EQAT       Primarily in common stocks of emerging               Long-term growth of capital.
                                                   growth companies that the Portfolio
                                                   adviser believes are early in their
                                                   life cycle but which have the potential
                                                   to become major enterprises.

Morgan Stanley
   Emerging Markets
   Equity............................EQAT       Primarily equity securities of emerging market       Long-term capital appreciation.
                                                   country  (i.e. foreign) issuers.

Warburg Pincus Small
   Company Value ....................EQAT       Primarily in a portfolio of equity securities        Long-term capital appreciation.
                                                   of small capitalization companies (i.e.,
                                                   companies having market capitalizations of
                                                   $1 billion or less at the time of initial
                                                   purchase) that the Portfolio adviser
                                                   considers to be relatively undervalued.

Merrill Lynch World
   Strategy..........................EQAT       Primarily equity and fixed income securities,        High total investment return.
                                                   including convertible securities, of U.S.
                                                   and foreign issuers.

Merrill Lynch Basic
   Value Equity......................EQAT       Securities, primarily equities, that the             Capital appreciation and,
                                                   Portfolio adviser believes are undervalued        secondarily income.
                                                   and therefore represent basic investment value.

ON PAGE 27, THE INFORMATION UNDER THE HEADING "INVESTMENT FUND PERFORMANCE" IS DELETED AND REPLACED BY THE FOLLOWING:

In order to help show how the actual performance of Investment Funds has affected the Annuity Account Values, the following tables provide a historical view of investment performance for each of the Funds included. The information presented includes performance results along with data representing unmanaged market indices and similarly managed funds.

HRT PORTFOLIOS

The performance for all periods has been adjusted to reflect the Separate Account asset charges as well as applicable Trust expenses. No performance is shown for the Alliance Small Cap Growth Fund. See "EQAT Portfolios and Alliance Small Cap Growth Portfolio," below, for details.

Performance data for the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock Funds shown in this section include periods prior to December 18, 1987, when four predecessor open-end management separate accounts were reorganized into the Separate Account in unit investment trust form. (See Part 6 of the SAI.) The "since inception" figures are based on the date of inception of the predecessor separate accounts. Also, the performance data shown from December 18, 1987 through December 31, 1990 reflects the investment results of The Equitable Trust, which was replaced by HRT on September 6, 1991. The investment objectives and policies of the Portfolios are substantially similar to those of the corresponding portfolios of The Equitable Trust. At all times, Equitable Life and/or one of its subsidiaries has served as the investment adviser to the four predecessor separate accounts, The Equitable Trust and the HRT. Performance data for the remaining Investment Funds reflect
(i) the investment results of the corresponding Portfolios of the HRT from the date of inception of those Portfolios, (ii) the actual investment advisory fee and direct operating expenses of the relevant Portfolio and (iii) the Separate Account asset charges.

EQAT PORTFOLIOS AND ALLIANCE SMALL CAP GROWTH PORTFOLIO

Additional investment performance information appears in the attached HRT and EQAT prospectuses.

The Alliance Small Cap Growth Portfolio of HRT commenced operations on May 1, 1997. Therefore, no actual historical performance data are available. However, historical performance of six other advisory accounts managed by Alliance is described in the attached HRT prospectus. According to that prospectus, these accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques as those of the Alliance Small Cap Growth Portfolio. It should be noted that these accounts are not subject to certain of the requirements and restrictions to which the Alliance Small Cap Growth Portfolio is subject and that they are managed for tax exempt clients of Alliance. The investment performance information included in the HRT prospectus for all Portfolios other than the Alliance Small Cap Portfolio is based on actual historical performance.

The investment performance data for HRT's Alliance Small Cap Portfolio and for each of the Portfolios of EQAT, contained in the HRT and the EQAT prospectuses, are provided by those prospectuses to illustrate the past performance of each respective Portfolio adviser in managing a substantially similar investment vehicle as measured against specified market indices and do not represent the past or future performance of any Portfolio. None of the performance data contained in the HRT and EQAT prospectuses reflect fees and charges imposed under your Contract, which fees and charges would reduce such performance figures. Therefore, the performance data for each of the Portfolios described in the EQAT prospectus and for the Alliance Small Cap Portfolio in the HRT prospectus may be of limited use and are not intended to be a substitute for actual performance of the corresponding Portfolios, nor are such results an estimate or guarantee of future performance for these Portfolios.

HOW PERFORMANCE DATA ARE PRESENTED FOR HRT FUNDS

Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and Accumulation Units may be worth more or less than the original cost when redeemed. The results shown are not an estimate or guarantee of future investment performance, and do not reflect the actual experience of amounts invested under a particular Contract.

ON PAGE 28, THE FOLLOWING INFORMATION IS ADDED AT THE END OF "INCEPTION DATES AND COMPARATIVE BENCHMARKS":

ALLIANCE SMALL CAP GROWTH: May 1, 1997; Russell 2000 Growth Index (Russell 2000
Gr).

T. ROWE PRICE INTERNATIONAL STOCK: May 1, 1997; Morgan Stanley Capital International World Index (MSCI World).

T. ROWE PRICE EQUITY INCOME: May 1, 1997; Standard & Poor's 500 Index (S&P 500).

EQ/PUTNAM GROWTH & INCOME VALUE:  May 1, 1997;  Standard & Poor's 500 Index (S&P
500).

EQ/PUTNAM BALANCED: May 1, 1997; Standard & Poor's 500 Index (S&P 500).

MFS RESEARCH: May 1, 1997; Standard & Poor's 500 Index (S&P 500).

MFS EMERGING GROWTH COMPANIES: May 1, 1997; Russell 2000.

MORGAN STANLEY EMERGING MARKETS EQUITY: on or about September 2, 1997; IFC Total Global Return.

WARBURG PINCUS SMALL COMPANY VALUE: May 1, 1997; Russell 2000.

MERRILL LYNCH WORLD STRATEGY: May 1, 1997; 36% S&P 500/24% EAFE/21% Salomon Brothers US Treasury Bond 1 Year+/14% Salomon Brothers World Government Bond Ex US/5% 3-Month T-bill.

MERRILL LYNCH BASIC VALUE EQUITY: May 1, 1997;  Standard & Poor's 500 Index (S&P
500).

ON PAGE 29, THE HEADING AND THE CHART ARE REPLACED BY THE FOLLOWING:

------------------------------------------------------------------------------------------------------------------------------------

                              EQUI-VEST ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                    PORTFOLIO
                                                                                                    SINCE           INCEPTION
                                        1 YEAR    3 YEARS    5 YEARS     10 YEARS    20 YEARS     INCEPTION            DATE
----------------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                   3.90%       3.61%      2.91%       4.50%        --           5.52%           5/11/82
   Lipper Money Market                  3.82        3.60       2.93        4.52         --           5.76
   3-Month T-Bill                       5.25        5.07       4.37        5.67         --           6.58

ALLIANCE INTERMEDIATE
   GOVERNMENT SECURITIES                2.38        2.60        4.18        --          --           5.51             4/1/91
   Lipper U.S. Government               1.57        3.99        5.21        --          --           6.76
   Lehman Intermediate Government       4.06        5.37        6.23        --          --           7.43

ALLIANCE QUALITY BOND                   3.94        3.96        --          --          --           3.38            10/1/93
   Lipper Corporate Bond A-Rated        1.31        4.01        --          --          --           3.49
   Lehman Aggregate                     3.63        6.03        --          --          --           5.57

ALLIANCE HIGH YIELD                    21.23       11.22      13.11         --          --           9.91             1/2/87
   Lipper High Yield                   12.46        7.93      11.47         --          --           9.13
   Master High Yield                   11.06        9.59      12.76         --          --          11.24

ALLIANCE GROWTH & INCOME               18.47       12.47        --          --          --          11.25            10/1/93
   Lipper Growth & Income              19.96       15.39        --          --          --          14.78
   75% S&P 500/25% Value Line Conv.    21.28       17.93        --          --          --          17.24

ALLIANCE EQUITY INDEX                  20.73         --         --          --          --          18.67             3/1/94
   Lipper S&P 500 Index Funds          21.10         --         --          --          --          18.87
   S&P 500                             22.96         --         --          --          --          20.90

ALLIANCE COMMON STOCK                  22.55       15.61      14.14       14.34       14.04%        11.05             8/1/68
   Lipper Growth                       18.78       14.80      12.39       13.08       13.60           N/A
   S&P 500                             22.96       19.66      15.20       15.28       14.55         11.57

ALLIANCE GLOBAL                        13.06       11.23      11.97         --          --          10.21            8/27/87
   Lipper Global                       17.89        8.49      10.29         --          --           3.65
   MSCI World                          13.48       12.91      10.82         --          --           7.44

ALLIANCE INTERNATIONAL                  8.33         --         --          --          --          10.33             4/3/95
   Lipper International                13.36         --         --          --          --          14.33
   MSCI EAFE                            6.05         --         --          --          --           8.74

ALLIANCE AGGRESSIVE STOCK              20.54       14.10      10.32       16.20         --          18.06             5/1/84
   Lipper Small Company Growth         16.55       12.70      17.53       16.29         --          18.19
   50% Russell 2000/50% S&P MidCap     17.85       14.14      14.80       14.29         --          15.18

The Alliance Asset Allocation Series:

ALLIANCE CONSERVATIVE
   INVESTORS                            3.79        5.27       5.87         --          --           7.56            10/2/89
   Lipper Income                        8.95        8.91       9.55         --          --           9.55
   70% Lehman Treas./30% S&P 500        8.78       10.14       9.64         --          --           1.42

ALLIANCE BALANCED                      10.16        5.69       4.63        8.78         --          10.16             5/1/84
   Lipper Flexible Portfolio           12.51        9.26       9.30       10.07         --          11.33
   50% S&P 500/50% Lehman Corp.        12.93       13.15      11.47       12.30         --          14.05

ALLIANCE GROWTH INVESTORS              11.09        9.80       9.27         --          --          14.02            10/2/89
   Lipper Flexible Portfolio           12.51        9.26       9.30         --          --           9.99
   30% Lehman Corp./70% S&P 500        16.94       15.84      13.02         --          --          12.73

ON PAGE 30, THE HEADING AND THE CHART ARE REPLACED BY THE FOLLOWING:

------------------------------------------------------------------------------------------------------------------------------------

                              EQUI-VEST CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:

------------------------------------------------------------------------------------------------------------------------------------
                                                                                                                         PORTFOLIO
                                                                                                          SINCE           INCEPTION
                                         1 YEAR      3 YEARS     5 YEARS     10 YEARS    20 YEARS       INCEPTION           DATE
------------------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                    3.90%       11.23%      15.43%      55.23%        --            119.61%           5/11/82
   Lipper Money Market                   3.82        11.18       15.58       55.73         --            127.67
   3-Month T-Bill                        5.25        15.99       23.86       73.61         --            184.26

ALLIANCE INTERMEDIATE
   GOVERNMENT SECURITIES                 2.38         8.00       22.73         --          --             36.15             4/1/91
   Lipper U.S. Government                1.57        12.45       28.92         --          --             42.71
   Lehman Intermediate Government        4.06        16.98       35.30         --          --             51.07

ALLIANCE QUALITY BOND                    3.94        12.37         --          --          --             11.42            10/1/93
   Lipper Corporate Bond A-Rated         1.31        12.53         --          --          --             11.83
   Lehman Aggregate                      3.63        19.19         --          --          --             19.27

ALLIANCE HIGH YIELD                     21.23        37.57       85.17         --          --            157.19             1/2/87
   Lipper High Yield                    12.46        25.77       72.39         --          --            142.30
   Master High Yield                    11.06        31.63       82.29         --          --            190.43

ALLIANCE GROWTH & INCOME                18.47        42.26         --          --          --             41.42            10/1/93
   Lipper Growth & Income               19.96        53.82         --          --          --             56.73
   75% S&P 500/25% Value Line Conv.     21.28        63.99         --          --          --             67.75

ALLIANCE EQUITY INDEX                   20.73          --          --          --          --             62.50             3/1/94
   Lipper S&P 500 Index Funds           21.10          --          --          --          --             63.19
   S&P 500                              22.96          --          --          --          --             71.28

ALLIANCE COMMON STOCK                   22.55        54.53       93.70      282.02    1,283.96%        1,867.29             8/1/68
   Lipper Growth                        18.78        51.65       80.51      243.70    1,185.21             N/A
   S&P 500                              22.96        71.34      102.85      314.34    1,416.26         2,148.57

ALLIANCE GLOBAL                         13.06        37.60       76.03         --          --            148.04            8/27/87
   Lipper Global                        17.89        28.45       63.87         --          --             39.73
   MSCI World                           13.48        43.95       67.12         --          --             95.62

ALLIANCE INTERNATIONAL                   8.33          --          --          --          --             18.73             4/3/95
   Lipper International                 13.36          --          --          --          --             26.53
   MSCI EAFE                             6.05          --          --          --          --             15.78

ALLIANCE AGGRESSIVE STOCK               20.54        48.55       63.44      348.77         --            719.03             5/1/84
   Lipper Small Company Growth          16.55        43.42      142.70      362.31                       730.33
   50% Russell 2000/50% S&P MidCap      17.85        48.69       99.38      280.32                       499.78

The Alliance Asset Allocation Series:

ALLIANCE CONSERVATIVE
INVESTORS                                3.79        16.66       33.03         --          --             69.64            10/2/89
   Lipper Income                         8.95        29.47       58.37         --          --             94.21
   70% Lehman Treas./30% S&P 500         8.78        33.60       58.40         --          --            105.23

ALLIANCE BALANCED                       10.61        18.06       25.39      131.92         --            240.64             5/1/84
   Lipper Flexible Portfolio            12.51        30.84       56.65      162.33         --            291.87
   50% S&P 500/50% Lehman Corp.         12.93        44.87       72.14      218.95         --            429.51

ALLIANCE GROWTH INVESTORS               11.09        32.36       55.80         --          --            158.86            10/2/89
   Lipper Flexible Portfolio            12.51        30.84       56.65         --          --            100.79
   30% Lehman Corp./70% S&P 500         16.94        55.46       84.42         --          --            138.49

                          YEAR-BY-YEAR RATES OF RETURN

                      ALLIANCE
         ALLIANCE   INTERMEDIATE   ALLIANCE  ALLIANCE   ALLIANCE   ALLIANCE
           MONEY     GOVERNMENT     QUALITY    HIGH     GROWTH &    EQUITY
          MARKET     SECURITIES      BOND      YIELD     INCOME      INDEX
----------------------------------------------------------------------------
1987        5.23%       --%           --%      3.27*%     --%         --%
1988        5.94        --            --       8.25       --          --
1989        7.72        --            --       3.71       --          --
1990        6.82        --            --      (2.43)      --          --
1991        4.69       10.94*         --      22.78       --          --
1992        2.16        4.17          --      10.80       --          --
1993        1.58        9.09        (0.84)*   21.48      (0.59)*      --
1994        2.62       (5.65)       (6.37)    (4.09)     (1.90)      (0.04)*
1995        4.32       11.81        15.46     18.32      22.42       34.66
1996        3.90        2.38         3.94     21.23      18.47       20.73


        ALLIANCE            ALLIANCE    ALLIANCE      ALLIANCE                   ALLIANCE
         COMMON  ALLIANCE    INTER-    AGGRESSIVE   CONSERVATIVE    ALLIANCE      GROWTH
         STOCK     GLOBAL   NATIONAL     STOCK       INVESTORS      BALANCED     INVESTORS
---------------------------------------------------------------------------------------------
1987       6.08%  (13.67)*%    --%        (1.13)%       --%          (5.05)%        --%
1988      21.55     9.38       --         (0.39)        --           13.27          --
1989      24.07    25.02       --         42.87         2.75*        24.60          3.65*
1990      (9.27)   (7.33)      --          5.73         4.97         (1.46)         9.12
1991      35.81    28.79       --         84.57        18.23         40.02         46.90
1992       1.82    (1.86)      --         (4.47)        4.36         (4.15)         3.52
1993      23.11    30.34       --         15.17         9.27         10.80         13.71
1994      (3.48)    3.82       --         (5.11)       (5.38)        (9.27)        (4.44)
1995      30.64    17.23      9.60*       29.87        18.79         18.13         24.68
1996      22.55    13.06      8.33        20.54         3.79         10.16         11.09

--------------------
* Unannualized


ON PAGE 31, THE CHARTS ARE DELETED AND REPLACED BY THE FOLLOWING:

TABLE 1: GROWTH OF $1,000 FOR CONTRACTS TERMINATED ON DECEMBER 31, 1996

                           Length of Investment Period
--------------------------------------------------------------------------------
     Investment         One        Three        Five        Ten        Since
        Fund            Year       Years       Years       Years     Inception*
--------------------------------------------------------------------------------
Alliance Money
    Market            $ 963.24    $ 982.17   $  960.08  $ 1,221.18      --
Alliance
    Intermediate
    Government
    Securities          949.10      952.85    1,025.09      --       $1,127.20
Alliance Quality
    Bond                963.61      992.54      --          --          975.81
Alliance High
Yield                 1,123.88    1,224.90    1,598.29      --        2,072.07
Alliance Growth &
    Income            1,098.29    1,266.67      --          --        1,252.94
Alliance Equity
    Index             1,119.29      --          --          --        1,081.23
Alliance Common
    Stock             1,136.16    1,375.88    1,676.60    3,169.02      --
Alliance Global       1,048.12    1,225.18    1,513.97      --        2,025.64
Alliance
    International     1,004.29      --          --          --        1,081.23
Alliance Aggressive
    Stock             1,118.34    1,325.71    1,396.55    3,833.29      --
Alliance Asset
    Allocation
    Series:
Alliance
    Conservative
    Investors           962.20    1,031.54    1,119.54      --        1,400.08
Alliance Balanced     1,021.26    1,044.57    1,042.89    1,872.86      --
Alliance Growth
    Investors         1,029.88    1,178.49    1,331.39      --        2,205.93
--------------------------------------------------------------------------------



TABLE 2: AVERAGE ANNUAL TOTAL RETURN UNDER CONTRACTS TERMINATED ON DECEMBER 31, 1996

                           Length of Investment Period
--------------------------------------------------------------------------------
     Investment         One        Three        Five        Ten        Since
        Fund            Year       Years       Years       Years     Inception*
--------------------------------------------------------------------------------
Alliance Money
    Market              -3.68%     -0.60%      -0.81%        2.02%      --
Alliance
    Intermediate
    Government
    Securities          -5.09      -1.60        0.50        --           2.10
Alliance Quality
    Bond                -3.64      -0.25         --         --          -0.75
Alliance High
    Yield               12.39       7.00        9.83        --           7.56
Alliance Growth &
    Income               9.83       8.20        --          --           7.18
Alliance Equity
    Index               11.93       --          --          --          14.15
Alliance Common
    Stock               13.62      11.22       10.89        12.23       --
Alliance Global          4.81       7.00        8.65        --           7.84
Alliance
    International        0.43       --          --          --           4.57
Alliance Aggressive
    Stock               11.83       9.85        6.91        14.38       --
Alliance Asset
    Allocation
    Series:
Alliance
    Conservative
    Investors           -3.78       1.04        2.28        --           4.75
Alliance Balanced        2.13       1.46        0.84         6.48       --
Alliance Growth
    Investors            2.99       5.63        5.89        --          11.53
--------------------------------------------------------------------------------

* Inception dates are as follows: Alliance Money Market (May 11, 1982); Alliance Intermediate Government Securities (April 1, 1991); Alliance Quality Bond (October 1, 1993); Alliance High Yield (January 2, 1987); Alliance Growth & Income (October 1, 1993); Alliance Equity Index (March 1, 1994); Alliance Common Stock (August 1, 1968); Alliance Global (August 27, 1987); Alliance International (April 3, 1995); Alliance Aggressive Stock (May 1, 1984); Alliance Conservative Investors (October 2, 1989); Alliance Balanced (May 1,
  1984) and Alliance Growth Investors (October 2, 1989).

ON PAGE 36, THE LAST PARAGRAPH UNDER THE HEADING "PART 4: THE GUARANTEED INTEREST ACCOUNT" IS DELETED AND REPLACED BY THE FOLLOWING:

The yearly guaranteed interest rate for 1997 is 4% and for 1998 is 4%. The yearly guaranteed interest rate will never be less than the minimum Contract guarantee of 3% (4% for EQUI-VEST Corporate Trusteed Contracts, Series 100 and 200 NQ group certificates).

ON PAGE 37, THE FIRST PARAGRAPH UNDER THE HEADING "ALLOCATIONS TO FIXED MATURITY PERIODS" IS DELETED AND REPLACED BY THE FOLLOWING:

The Fixed Maturity Account is only available under the EQUI-VEST Series 400 IRA, QP IRA and NQ Contracts.

ON PAGE 37, THE INFORMATION UNDER THE HEADING "AVAILABILITY OF FIXED MATURITY PERIODS" IS DELETED AND REPLACED BY THE FOLLOWING:

Fixed Maturity Periods are available as Investment Options only to Owners of Series 400 IRA, QP IRA and NQ Contracts. This option is not available for Contracts issued in Maryland.

We offer Fixed  Maturity  Periods  ending on June 15 (or the preceding  Business
Day) for each of the maturity years 1997 through 2007. Not all Fixed Maturity Periods will be available in all states. As Fixed Maturity Periods expire, we expect to add maturity years so that generally ten are available in most states at any time.

ON PAGE 37, THE THIRD PARAGRAPH UNDER THE HEADING "RATES TO MATURITY AND PRESENT VALUE PER $100 OF MATURITY AMOUNT" IS DELETED AND REPLACED BY THE FOLLOWING:

The Rates to Maturity that are available for new contributions can be obtained from your Equitable Representative or by calling our Customer Service line at
(800) 628-6673 (effective in early June 1997).

ON PAGE 40, THE CHART IS DELETED AND REPLACED BY THE FOLLOWING:

--------------------------------------------------------------------------------
  TSA, SEP, EDC, Annuitant-Owned HR-10 and Trusteed                   Series 100
  Contracts issued before August 17, 1995.  IRA, QP IRA and
  NQ Contracts issued before January 3, 1994.
--------------------------------------------------------------------------------
  TSA, EDC, Annuitant-Owned HR-10 and Trusteed Contracts              Series 200
  issued on or after August 17, 1995. SEP Contracts issued
  on or after August 17, 1995 and before November 1, 1995
  and currently in a state where the Series 300 Contract
  has not been approved.
--------------------------------------------------------------------------------
  IRA, QP IRA and NQ Contracts issued on or after January             Series 300
  3, 1994 and before the date Series 400 Contracts became
  available in a state; and SEP Contracts issued on or
  after November 1, 1995 in states which have approved
  the Series 300 Contract.
--------------------------------------------------------------------------------
  IRA, QP IRA, and NQ Contracts  issued on or after July 10,          Series 400
  1995 in states  where  approved.  SIMPLE IRA  Contracts in all  approved  states.  (We reserve  the  right to issue a
  Series  200 or 300  SIMPLE  IRA  Contract,  as necessary,
  for states not approving the Series 400 version.)
--------------------------------------------------------------------------------

ON PAGE 40, THE INFORMATION IN THE BULLETED PARAGRAPH HEADED "MAXIMUM TRANSFER FLEXIBILITY" IS DELETED AND REPLACED BY THE FOLLOWING:

o Maximum Transfer Flexibility, allowing you to allocate contributions to the Guaranteed Interest Account and any Investment Funds except the Alliance Conservative Investors, Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond, or Alliance High Yield Funds; no transfer restrictions apply.

ON PAGE 40, THE FOLLOWING IS ADDED AFTER THE FIRST PARAGRAPH UNDER THE HEADING "CONTRIBUTIONS UNDER THE CONTRACTS":

You may be able to move amounts you have invested with another carrier to your EQUI-VEST Contract. To make such a change, funds must be remitted via wire or check. Therefore, any assets accumulated under an existing program will have to be liquidated. For example, existing insurance policies and annuity contracts funding a qualified plan must be converted into cash.

ON PAGES 41 THROUGH 42, THE INFORMATION UNDER THE HEADING "AUTOMATIC INVESTMENT PROGRAM" IS DELETED AND REPLACED BY THE FOLLOWING:

Our Automatic Investment Program (AIP) provides for a specified amount to be automatically deducted from a bank checking account, bank money market account or credit union checking account and to be contributed into an IRA or NQ Contract on a monthly basis. AIP may be available to owners, or in some cases, Annuitants, in other markets in the future. AIP contributions may be made to any Investment Option available under your Contract except the Fixed Maturity Periods. You may elect AIP by properly completing the appropriate form, which is available from your Equitable Representative, and returning it to our Processing Office. You elect which day of the month (other than the 29th, 30th or 31st) you wish to have your bank account debited. That date, or the next Business Day if that day is a non-Business Day, will be the Transaction Date. AIP is not available to QP IRA Contract Owners.

You may cancel AIP at any time by notifying our Processing Office in writing at least two business days prior to the next scheduled transaction. Equitable Life is not responsible for any debits made to your account prior to the time written notice of revocation is received at our Processing Office.


ON PAGES 42 THROUGH 43, THE INFORMATION UNDER THE HEADING "ACCUMULATION UNIT VALUES" IS DELETED AND REPLACED BY THE FOLLOWING:

The following tables show the Accumulation Unit Values, as of the last Business Day for the periods shown, commencing with the initial offering of each Fund under the Contracts indicated below. No Accumulation Unit Values are shown for the Funds in EQAT and Alliance Small Cap Growth Portfolio because the initial offering date of those Funds is after the date of this prospectus.

---------------------------------------------------------------------------------------
EQUI-VEST: SERIES 100 AND 200
                               Alliance
      Last       Alliance    Intermediate   Alliance   Alliance   Alliance    Alliance
    Business       Money      Government     Quality     High      Growth      Equity
     Day of        Market     Securities       Bond      Yield    & Income      Index
---------------------------------------------------------------------------------------
 December 1987     $19.18          --           --        --         --          --
 December 1988      20.32          --           --        --         --          --
 December 1989      21.89          --           --        --         --          --
 December 1990      23.38          --           --        --         --          --
 December 1991      24.48          --           --        --         --          --
 December 1992      25.01          --           --        --         --          --
 December 1993      25.41          --           --        --         --          --
 December 1994      26.08       $ 98.19      $ 93.87   $ 95.88    $ 98.86     $100.95
 December 1995      27.22        109.80       108.38    113.44     121.02      135.94
 December 1996      28.28        112.40       112.65    137.53     143.37      164.12
 March 1997         28.54        112.11       111.99    137.81     144.17      167.72
---------------------------------------------------------------------------------------


-------------------------------------------------------------------------------------------------------------
EQUI-VEST: SERIES 100 AND 200
      Last        Alliance             Alliance     Alliance        Alliance                    Alliance
    Business       Common   Alliance    Inter-     Aggressive     Conservative    Alliance       Growth
     Day of         Stock    Global    national       Stock        Investors      Balanced      Investors
-------------------------------------------------------------------------------------------------------------
 December 1987    $ 55.30       --         --        $18.15            --          $13.95           --
 December 1988      67.22       --         --         18.09            --           15.80           --
 December 1989      83.40       --         --         25.86            --           19.69           --
 December 1990      75.67       --         --         27.36            --           19.40           --
 December 1991     102.76       --         --         50.51            --           27.17           --
 December 1992     104.63       --         --         48.30            --           26.04           --
 December 1993     128.80       --         --         55.68            --           28.85           --
 December 1994     124.32    $104.12       --         52.88         $ 95.10         26.18        $ 96.31
 December 1995     162.42     122.06    $104.15       68.73          112.97         30.92         120.08
 December 1996     199.05     138.00     112.83       82.91          117.25         34.06         133.40
 March 1997        191.23     133.09     111.37       80.80          115.83         33.31         180.55
-------------------------------------------------------------------------------------------------------------




------------------------------------------------------------------------------------------------
EQUI-VEST: SERIES 300 AND 400
                                   Alliance
      Last       Alliance Money  Intermediate    Alliance    Alliance     Alliance   Alliance
    Business         Market       Government      Quality       High       Growth      Equity
     Day of                       Securities        Bond       Yield      & Income     Index
------------------------------------------------------------------------------------------------
December 1994         $102.61      $ 98.19       $ 93.87     $ 95.88     $ 98.86     $100.95
December 1995          107.04       109.80        108.38      113.44      121.02      135.94
December 1996          111.21       112.40        112.65      137.53      143.37      164.12
March 1997             112.22       112.11        111.99      137.81      144.17      167.72
------------------------------------------------------------------------------------------------


--------------------------------------------------------------------------------------------------------------
EQUI-VEST: SERIES 300 AND 400
      Last        Alliance                Alliance     Alliance        Alliance                    Alliance
    Business       Common     Alliance      Inter-     Aggressive     Conservative    Alliance      Growth
     Day of        Stock       Global      national      Stock        Investors      Balanced      Investors
--------------------------------------------------------------------------------------------------------------
  December 1994   $ 97.03     $104.12         --        $ 95.45        $ 95.10       $ 91.64       $ 96.31
  December 1995    126.78      122.06      $104.15       123.95         112.97        108.26        120.08
  December 1996    155.42      138.00       112.83       149.41         117.25        119.26        133.40
  March 1997       149.33      133.09       111.37       145.58         115.83        116.61        130.55
--------------------------------------------------------------------------------------------------------------


ON PAGE 43, THE FIRST PARAGRAPH AND THE FIRST BULLET UNDER THE HEADING "TRANSFERS" ARE DELETED AND REPLACED BY THE FOLLOWING:

You may transfer all or portions of your Annuity Account Value among the Investment Options you have chosen at any time, subject to the restrictions stated below. The amount transferred must be at least $300 or, if less, the entire amount in the Investment Option. We reserve the right to waive the $300 minimum transfer requirement.

o If you have not selected the Alliance Conservative Investors, Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond or Alliance High Yield Fund, no transfer restrictions will apply under your Contract.

ON PAGE 45, THE LAST SENTENCE OF THE CARRYOVER PARAGRAPH IS DELETED.

ON PAGE 45, THE INFORMATION UNDER THE HEADING "ASSIGNMENT AND FUNDING CHANGES" IS DELETED AND REPLACED BY THE FOLLOWING:

Generally, the Contract Owner may not assign a Contract for any purpose other than to effect a tax-free exchange; however, a trustee owner of a Trusteed Contract can transfer ownership to the Annuitant. We will not be bound by an assignment unless it is in writing and we have received it at the Processing Office. In some cases, an assignment may have adverse tax consequences. See "Part 10: Federal Tax and ERISA Matters."

An employer or trustee can change the funding vehicle for an EDC or Trusteed Contract, respectively. You can change the funding vehicle for an NQ, TSA, IRA, SIMPLE IRA or SEP Contract.

ON PAGE 46, THE INFORMATION IN THE SECOND AND THIRD PARAGRAPHS UNDER THE HEADING "REQUIREMENTS FOR DISTRIBUTIONS" ARE DELETED AND REPLACED BY THE FOLLOWING:

IRA, EDC, Annuitant-Owned HR-10, SEP, SIMPLE IRA, TSA and Trusteed Contracts are subject to the Code's minimum distribution requirements for qualified plans. Generally, distributions from these Contracts, except for all types of IRAs and any contract where the annuitant is a 5% business owner, must commence by the later of April 1st of the calendar year following the calendar year in which the annuitant attains age 70 1/2, or retires from service with the employer sponsoring the plan. Subsequent distributions must be made by December 31st of each calendar year. If the required minimum distribution is not made, a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn may apply. See "Part 10: Federal Tax and ERISA Matters" for a discussion of various special rules concerning the minimum distribution requirements.

In addition, distributions from a qualified plan, including our prototype plans through which Annuitant-Owned HR-10 Contracts are issued, are subject to the provisions of the plan document. For IRA and SIMPLE IRA retirement benefits subject to minimum distribution requirements, we will send a form listing the distribution options available during the year you attain age 70 1/2 (if you have not annuitized before that time).

ON PAGE 47, THE LAST SENTENCE OF THE FIRST BULLETED PARAGRAPH IS DELETED.

ON PAGE 47, THE FIRST PARAGRAPH UNDER THE HEADING "FIXED AND VARIABLE ANNUITY FORMS" IS DELETED AND REPLACED BY THE FOLLOWING:

We offer the annuity distribution options outlined above in fixed form. In variable form, only the following options are available: Life Annuity (except in New York), Life Annuity - Period Certain and Joint and Survivor Life and Life Period Certain Annuity (100% to Survivor). Life annuity distribution options are not available for Annuitants in governmental EDC plans in New York. Fixed annuity payments, funded through our general account, do not change and will be based on the tables of guaranteed annuity payments in your Contract or on our then current annuity rates, whichever is more favorable for the Annuitant. For all Annuitants, the normal form of annuity provides for fixed payments. Variable payments will be funded through your choice of HRT Investment Funds through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Investment Fund. Variable benefits are not allowed for governmental EDC plans in New York. See "Annuity Unit Values" in the SAI.

ON PAGE 48, THE INFORMATION IN THE THIRD PARAGRAPH IS DELETED AND REPLACED BY THE FOLLOWING:

A $350 administrative charge will generally apply upon the election of a life contingent annuity distribution option. In no event will a Contract Owner ever receive less than the minimum amounts guaranteed by the Contract.

ON PAGE 48, THE INFORMATION IN THE FIRST PARAGRAPH UNDER THE HEADING "SYSTEMATIC WITHDRAWAL" IS DELETED AND REPLACED BY THE FOLLOWING:

o SYSTEMATIC WITHDRAWAL: You may elect either at the time of Contract issue or anytime thereafter to have an amount periodically withdrawn from your Contract. (Currently not available for EDC, Trusteed, HR-10 Annuitant-Owned Contracts, or if a TSA Contract has an outstanding loan.) A check for the amount withdrawn will be made payable to you and mailed to your address or, if you prefer, we will electronically transfer the money to your checking account. You determine on which day of the month (1st through 28th) you wish to have the Systematic Withdrawal occur. A minimum Annuity Account Value in the Investment Funds and the Guaranteed Interest Account of $20,000 is required at the time this feature is elected and you may terminate it at any time.

ON PAGE 49, THE FOLLOWING INFORMATION IS ADDED BEFORE THE BULLET WITH THE HEADING "DEPOSIT OPTION":

o REQUIRED MINIMUM DISTRIBUTIONS OPTION: We offer a payment option, which we call "Required Minimum Distributions Option," which is intended to meet the general minimum distribution requirements applicable to qualified plans, IRAs, SEPs, SIMPLE IRAs, TSAs, and EDC Contracts. See "Part 10: Federal Tax and ERISA Matters." You may elect the Required Minimum Distributions Option if the Annuitant is at least age 70 1/2 and your Contract has an Annuity Account Value in the Investment Funds and the Guaranteed Interest Account of at least $2,000. You can elect the Required Minimum Distributions Option by filing the proper election form with us. If you elect the Required Minimum Distributions Option, we will pay out of the Annuity Account Value in the Investment Funds and the Guaranteed Interest Account an amount which the Code requires to be distributed from your Contract. If such amounts are insufficient and you hold amounts in the Fixed Maturity Account, we will then pay out required amounts from the Fixed Maturity Account. In performing this calculation, we assume that the only funds subject to the Code's minimum distribution requirements are those held under your Contract. We calculate the Required Minimum Distributions Option amount based on the information you give us, the various choices you make and certain assumptions, including the assumption that you are required by law to receive a minimum distribution. Currently, the Required Minimum Distributions Option payments will be made annually. We are not responsible for errors that result from inaccuracies in the information you provide. The choices you can make are described in Part 3 of the SAI.

  You may elect the Required Minimum Distributions Option for each Contract you own, subject to our rules then in effect. This election is revocable except for EDC Contracts. The Required Minimum Distributions Option is not available under Contracts that have an outstanding loan. Generally electing this option does not restrict making partial withdrawals, or subsequently electing an annuity distribution option.

  The minimum check that will be sent is $300, or, if less, your Annuity Account Value. If, after the deduction of the amount of the minimum distribution, the total Annuity Account Value is less than $500, we may terminate the Contract and pay the Cash Value. See "Partial Withdrawals and Termination" above.

  Any applicable withdrawal charges will be deducted in addition to the amount distributed under the Required Minimum Distributions Option. Withdrawal charges will be deducted on a pro rata basis from the Investment Funds and the Guaranteed Interest Account or, if there is an insufficient amount in these Options, on a pro rata basis from the Fixed Maturity Periods. See "Contingent Withdrawal Charge" in Part 8.

  If you have an EQUI-VEST TSA that was purchased before December 31, 1986 or a TSA purchased from another carrier before December 31, 1986 and subsequently transferred to an EQUI-VEST TSA, the amount of your pre-1987 account balance is not subject to the minimum distribution rules at age 70 1/2. However, post-1986 salary reduction contributions and all earnings since that date are subject to minimum distribution requirements of Code Section 401(a)(9).

ON PAGE 50, THE INFORMATION IN THE SECOND AND THIRD PARAGRAPHS IS DELETED AND REPLACED BY THE FOLLOWING:

If no benefit option is in effect at the Annuitant's death, the beneficiary can select a lump sum option or one of the forms of annuity benefit. Under an EQUI-VEST NQ Contract, where the Annuitant and Owner are not the same, the beneficiary at the death of the Owner may elect to continue the Contract by deferring payment of the entire amount in the Investment Options for a period of five years from the death of the Original owner; the beneficiary may also elect to receive payments within one year of the original owner's death in the form of a life annuity or installment option for a period of not longer than the life expectancy of the beneficiary.

At the time of payment, subject to our rules in effect, the beneficiary may elect to apply the single sum payment to a new EQUI-VEST NQ Contract which will be owned by the beneficiary.

In either of the above cases, we will issue a 1099R form for the year of payment advising the Internal Revenue Service of the distribution from the original EQUI-VEST NQ Contract.

Under all Contracts, any option selected must provide for distribution of the Annuity Account Value within the period of time permitted by the Code. For EDC Contracts, benefits must be distributed within a period not to exceed 15 years (or within the period of the life expectancy of the surviving spouse if the spouse is the designated beneficiary). See "Part 9: Federal Tax and ERISA Matters."

If a lump sum is selected, it is generally paid through the Equitable Life Access Account(TM), an interest bearing checking account. A beneficiary has immediate access to the proceeds by writing a check on the account. We pay interest from the date the lump sum is deposited into the Access Account until the date the Access Account is closed.

ON PAGE 61, THE CHART AND THE PARAGRAPH FOLLOWING THE CHART ARE DELETED AND REPLACED BY THE FOLLOWING INFORMATION:

Investment advisory fees are established under investment advisory agreements between HRT and its investment manager, Alliance, and between EQAT, EQ Financial, as Manager and the EQAT Advisors. All of these fees and expenses are described more fully in the prospectuses of HRT and EQAT. Since shares are purchased at their net asset value, these fees and expenses are, in effect, passed on to the Separate Account and are reflected in the Accumulation Unit Values for the Investment Funds. The maximum fees are as follows:


--------------------------------------------------------------------------------
                                                       MAXIMUM INVESTMENT
HRT PORTFOLIO                                      ADVISORY FEE (ANNUAL RATE)
--------------------------------------------------------------------------------
Alliance Money Market                                        0.350%
Alliance Intermediate Government
   Securities                                                0.500%
Alliance High Yield                                          0.600%
Alliance Quality Bond                                        0.525%
Alliance Growth and Income                                   0.550%
Alliance Equity Index                                        0.325%
Alliance Common Stock                                        0.475%
Alliance Global                                              0.675%
Alliance International                                       0.900%
Alliance Aggressive Stock                                    0.625%
Alliance Small Cap Growth                                    0.900%
Alliance Conservative Investors                              0.475%
Alliance Balanced                                            0.450%
Alliance Growth Investors                                    0.550%
--------------------------------------------------------------------------------



--------------------------------------------------------------------------------
                                                     MAXIMUM INVESTMENT
EQAT PORTFOLIO                                   ADVISORY FEE (ANNUAL RATE)
--------------------------------------------------------------------------------
T. Rowe Price International Stock                           0.75%
T. Rowe Price Equity Income                                 0.55%
EQ/Putnam Growth & Income Value                             0.55%
EQ/Putnam Balanced                                          0.55%
MFS Research                                                0.55%
MFS Emerging Growth Companies                               0.55%
Morgan Stanley Emerging Markets Equity                      1.15%
Warburg Pincus Small Company Value                          0.65%
Merrill Lynch World Strategy                                0.70%
Merrill Lynch Basic Value Equity                            0.55%

ON PAGE 61, THE FIRST PARAGRAPH UNDER THE HEADING "CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES" IS DELETED AND REPLACED BY THE FOLLOWING:

Currently, we deduct a charge for applicable taxes, such as state or local premium taxes, from the amount applied to provide an annuity distribution option if elected. The current tax charge that might be imposed varies by state and ranges from 0% to 2.25%; however, the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

ON PAGE 61, THE INFORMATION IN THE FIRST PARAGRAPH UNDER THE HEADING "CHARGES TO INVESTMENT FUNDS" IS DELETED AND REPLACED BY THE FOLLOWING:

We make a daily charge against the assets held in each of the Investment Funds. This charge is reflected in the Accumulation Unit Values for the particular Investment Fund and covers expenses, expense risks, mortality risks (for the annuity rate guarantee), death benefits (for the minimum death benefit) and financial accounting. For the Alliance Money Market, Alliance Balanced and Alliance Common Stock Funds, the charge is made at an annual rate guaranteed not to exceed 1.49%. For all other Investment Funds of HRT and EQAT, the charge is made at an annual rate guaranteed not to exceed 1.34%

ON PAGE 62, THE INFORMATION IN THE SECOND PARAGRAPH UNDER THE HEADING "ANNUAL ADMINISTRATIVE CHARGE" IS DELETED AND REPLACED BY THE FOLLOWING:

We reserve the right to increase this charge if our administrative costs increase, but the charge is guaranteed never to exceed $65 annually, subject to applicable law. We also reserve the right to eliminate the administrative charge for IRA, SEP, SARSEP, SIMPLE IRA and NQ Contracts having a minimum Annuity Account Value of a specified amount currently set at $25,000 for NQ, and $20,000 for the other markets, on the last Business Day of each Contract Year. We also reserve the right to deduct this charge on a quarterly, rather than annual, basis.

ON PAGE 65, THE FIRST PARAGRAPH UNDER THE HEADING "CHARGES TO INVESTMENT FUNDS" IS DELETED AND REPLACED BY THE FOLLOWING: We make a daily charge against the assets held in each of the Investment Funds. This charge is reflected in the Accumulation Unit Values for the particular Investment Fund and covers expenses, expense risks, mortality risks (for the annuity rate guarantee), death benefits (for the minimum death benefit) and financial accounting. For the Alliance Money Market, Alliance Balanced and Alliance Common Stock Investment Funds, the charge is made at an annual rate guaranteed not to exceed 1.49%. For all other HRT and EQAT Investment Funds, the charge is made at an annual rate guaranteed not to exceed 1.34%.

ON PAGE 68, THE SECOND PARAGRAPH IS DELETED AND REPLACED BY THE FOLLOWING:

The employer sponsoring a NY EDC Plan can renew the EQUI-VEST funding arrangement in a written notice to us which includes a certification of compliance with procedures under the applicable regulations. We are not responsible for the validity of any certification by the employer. A written notice to transfer must be received at our Processing Office and accepted by us not later than seven days before the date on which a transfer is to occur. If an employer fails to notify us in writing as to a transfer of the NY EDC arrangement, or as to its intention not to renew, we will continue the arrangement and associated contracts will not be automatically terminated.

ON PAGE 72, THE HEADING AND THE FIRST AND SECOND PARAGRAPHS UNDER THE HEADING "TRUST VOTING RIGHTS" ARE DELETED AND REPLACED BY THE FOLLOWING:

HRT AND EQAT VOTING RIGHTS
As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of HRT or EQAT. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o to elect each trust's Board of Trustees,

o to ratify the selection of independent auditors for each trust, and

o on any other matters described in each Trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because HRT is a Massachusetts business trust, and EQAT is a Delaware business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Contract Owners and Employers, if appropriate, the opportunity to instruct us how to vote the number of shares attributable to their Contracts. If we do not receive instructions in time from all Contract Owners and Employers, if appropriate, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Contract Owners vote.

ON PAGES 73 THROUGH 88, THE INFORMATION UNDER THE HEADING "PART 10: FEDERAL TAX AND ERISA MATTERS" IS DELETED AND REPLACED BY THE FOLLOWING:

ANNUITIES

This prospectus briefly describes our understanding of the current Federal income tax rules that apply to an annuity purchased only with after-tax dollars (non-qualified annuity) and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (qualified annuity). A qualified annuity includes Trusteed and Annuitant-Owned HR-10 Contracts purchased for a "qualified plan" (a plan qualified under Section 401(a) of the Code) or TSA, IRA, QP IRA, SEP, SIMPLE IRA or EDC Contracts. Rights and benefits of the Annuitant under an annuity purchased to fund a tax-favored retirement program may be restricted in order to qualify for its special treatment under Federal tax law.

Additional tax information appears in the SAI. This prospectus and the SAI do not provide detailed tax information and do not address state and local income and other taxes, or federal gift and estate taxes. Not every Contract has every feature discussed in this section. Please consult a tax adviser when considering the tax aspects of your Contract.

TAXATION OF NON-QUALIFIED ANNUITIES

Equitable has designed the EQUI-VEST Contract to qualify as an "annuity" for purposes of Federal income tax law.

Gains in the Annuity Account Value of the Contract generally will not be taxable to an individual until a distribution occurs, either by a withdrawal of part or all of its value or as a series of periodic payments. However, there are some exceptions to these rules: (1) if a Contract fails investment diversification requirements; (2) if an individual transfers a Contract as a gift to someone other than a spouse (or divorced spouse), any gain in its Annuity Account Value will be taxed at the time of transfer; (3) the assignment or pledge of any portion of the value of a Contract will be treated as a distribution of that portion of the Contract; and (4) when an insurance company (or its affiliate) issues more than one non-qualified deferred annuity contract during any calendar year to the same taxpayer, the contracts are required to be aggregated in computing the taxable amount of any distribution.

Aggregation is required only for the purpose of figuring out the taxable amount on any distribution including surrenders, from one or more linked contracts. For this reason, your tax report on Form 1099R may indicate a different taxable amount than you may have originally anticipated.

Corporations, partnerships, trusts and other non-natural persons generally cannot defer the taxation of current income credited to the Contract unless an exception under the Code applies.

Prior to the annuity starting date, any partial withdrawals are taxable to the Contract Owner to the extent that there has been a gain in the Annuity Account Value. The balance of the distribution is treated as a return of the "investment" or "basis" in the Contract and is not taxable. Generally, the investment or basis in the Contract equals the contributions made less any amounts previously withdrawn which were not taxable.

If you surrender your Contract, the distribution is taxable to the extent it exceeds the investment in the Contract.

Once annuity payments begin, a portion of each payment is considered to be a tax-free return of investment based on the ratio of the investment to the expected return under the Contract. The remainder of each payment will be taxable. Note that multiple contracts may be required to be aggregated for purposes of this calculation. In the case of a variable annuity, special rules apply if the payments received in a year are less than the amount permitted to be recovered tax-free. After the total investment has been recovered, future payments are fully taxable. If payments cease as a result of death, a deduction for any unrecovered investment will be allowed.

The  taxable  portion of a  distribution  is treated as  ordinary  income and is subject to income tax withholding. See "Federal and State Income Tax Withholding" in this section. In addition, a penalty tax of 10% applies to the taxable portion of a distribution unless the distribution is (1) made on or after the date the taxpayer attains age 59 1/2, (2) made on or after the death of the Contract Owner, (3) attributable to the disability of the taxpayer, (4) part of a series of substantially equal periodic payments for the life (or life expectancy period) of the taxpayer or the joint lives (or joint life expectancy period) of the taxpayer and a beneficiary, or (5) with respect to income allocable to amounts contributed to an annuity contract prior to August 14, 1982 which are transferred to the Contract in a tax-free exchange.

If, as a result of the Annuitant's death, the beneficiary is entitled to receive the death benefit described in Part 6, the beneficiary is generally subject to the same tax treatment as the Contract Owner (discussed above), had the Contract Owner surrendered the Contract.

If the beneficiary elects to take the death benefit in the form of a life income or installment option, the election should be made within 60 days after the day on which a lump sum death benefit first becomes payable and before any benefit is actually paid. The tax computation will reflect the Contract Owner's investment in the Contract.

Special distribution requirements apply upon the death of the owner of a non-qualified annuity. That is, in the case of a contract where the owner and annuitant are different, even though the annuity contract could continue because the annuitant has not died, Federal tax law requires that the person who succeeds as owner of the contract take distribution of the contract within a specified period of time, unless such owner is the spouse.

SPECIAL RULES FOR TAX-FAVORED RETIREMENT PROGRAMS

An annuity contract may be used to fund certain employer-sponsored retirement programs.

The Code describes how a retirement program can qualify for tax-favored status and sets requirements for various features, including: participation, nondiscrimination, vesting and funding; limits on contributions, distributions and benefits; penalties; and withholding, reporting and disclosure. This section provides a brief description of the various tax-favored retirement programs which can be funded through EQUI-VEST. Certain tax advantages of a tax-favored retirement program may not be available under state and local tax laws.

TAX-QUALIFIED RETIREMENT PLANS (QUALIFIED PLANS)

Corporations, partnerships and self-employed individuals can establish qualified plans for the working owners and their employees who participate in the plan. Both employer and employee contributions to these plans are subject to a variety of limitations, some of which are discussed here briefly. See your tax adviser for more information. Violation of contribution limits may result in plan disqualification and/or imposition of monetary penalties.

The annual limit of employer and employee contributions (as defined in Section 415(c) of the Code) which may be made on behalf of an employee to all of the defined contribution plans of an employer is the lesser of $30,000 or 25% of compensation or earned income. In calculating contributions to the plan, the law requires that compensation or earned income of more than $150,000, as adjusted from time to time for cost of living changes, cannot be considered. In 1997 this compensation limit is $160,000. Any reallocated forfeitures and voluntary nondeductible employee contributions will generally be included for purposes of the contribution limit.

Salary reduction contributions made under a cash or deferred arrangement (401(K)
PLAN) are limited to $7,000, as adjusted from time to time for cost of living changes. In 1997, the annual dollar limit on these "elective deferrals" is $9,500. This limit applies to the aggregate of all elective deferrals under all tax-favored plans in which the individual participates, for example, also including those made under EDC plans and TSAs. Effective for plan years beginning after December 31, 1997, the formula for determining the overall limits on contributions and benefits will include compensation in the form of elective deferrals and excludable contributions under EDC plans and "cafeteria" plans giving employees a choice between cash or excludable benefits.

Special limits on contributions apply to anyone who participates in more than one qualified plan or who controls another trade or business. There is also an overall limit on the total amount of contributions and benefits under all tax-favored retirement programs in which a person participates.

In certain cases a Contract may be funded by a tax-deferred rollover or trustee transfer contribution not subject to the above limits.

Qualified plans must not discriminate in favor of highly compensated employees. In addition, special "top heavy" rules apply to plans where more than 60% of the contributions or benefits are allocated to certain highly compensated employees known as "key employees." Determination of compliance with both nondiscrimination and top heavy rules requires various tests. Beginning in 1997, certain 401(k) plans can adopt a "SIMPLE 401(k)" feature which will enable the plan to meet nondiscrimination requirements without testing. The SIMPLE 401(k) feature requires the 401(k) plan to meet specified contribution, vesting, and exclusive plan requirements, similar to those discussed in this part under "Savings Incentive Match Plan (SIMPLE IRAs)".

TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)

General

An employee  of an employer  which is either (i) an  organization  described  in
Section  501(c)(3)  of the Code which is exempt  from  Federal  income tax under
Section 501(a) of the Code or (ii) a state, political subdivision of a state, or an agency or instrumentality of any one or more of these entities (but only where the employee performs services for an educational organization described in Section 170(b)(1)(A)(ii) of the Code) may exclude from Federal gross income for a tax year contributions made by the employer to a TSA Contract.

An employer eligible to maintain a TSA ("403(b) plan") program for its employees may make contributions to an annuity contract purchased for the benefit of the employee. These annuity contributions, if properly made, will not be treated as currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the annuity until distributions are taken.

Two different types of employers are eligible to maintain 403(b) programs: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.

Contributions to TSAs

Annual contributions to TSAs made through the employer's payroll are limited. Commonly, some or all of the contributions made to the TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions and are generally limited to no more than $9,500 a year. Note, however, that the maximum salary reduction contribution that may be made by an annuitant who participates both in a TSA arrangement and an EDC plan will be limited to the maximum allowed under Code Section 457 (i.e., generally $7,500). However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions, although all contracts may not permit this. Generally, the contribution limit is the lowest of the following: (i) the annual exclusion allowance for the employee (20% of includable compensation times years of service less previous contributions to qualified plans, TSAs and EDC plans), (2) the annual limit on employer contributions to defined contribution plans and (3) the annual limit on all elective deferrals. Items 2 and 3 are discussed in "Tax Qualified Retirement Plans (Qualified Plans)," above.

Note that excess deferrals which are not withdrawn by April 15 following the year of the deferral may cause the contract to fail to be treated as a TSA.

Special provisions may allow "catch-up" contributions to compensate for smaller contributions made in previous years.

Tax-free transfer or rollover contributions from another TSA arrangement are not subject to the above limits.

DISTRIBUTIONS FROM QUALIFIED PLANS AND TSAS

Amounts held under qualified plans and TSAs are generally not subject to Federal income tax until benefits are distributed. Generally, amounts distributed are fully taxable as ordinary income. For rules requiring 20% Federal income tax withholding applicable to certain distributions from qualified plans or TSAs, see "Federal and State Income Tax Withholding" in this section. In addition, qualified plan and TSA distributions may be subject to additional tax penalties. For information regarding tax penalties which may apply, see "Penalty Tax on Early Distributions" and "Tax Penalties for Insufficient Distributions" later in this section. The SAI contains additional information about qualified plan distributions.

Loans may be made from a qualified plan or TSA plan, which permits them, without being treated as a distribution. However, if the amount of the loan exceeds permissible limits under the Code when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations which are not yet effective, the IRS would require the entire unpaid balance of the loan to be includable in income in the year of the default. See the discussion in Part 6 under "Loans (for TSA and Corporate Trusteed Only)," and the discussion below for additional rules covering loans.

In certain cases, direct transfers between TSA issuers are not treated as taxable distributions. A tax-deferred rollover, if permitted, can also postpone taxation. See "Tax-Free Rollover," in this section.

If a Contract is surrendered for its value, the distribution is taxable to the extent the amount received exceeds the basis (if any). A taxpayer will have a basis in the Contract if, for example, after-tax contributions have been made.

The amount of any partial distribution from a qualified plan or a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions.
Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

If an annuity distribution option is elected, any basis will be recovered as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after the cost basis of the annuity is recovered is fully taxable. If the participant dies before recovering basis and there is a refund feature under the annuity, the beneficiary of the refund may recover the remaining cost basis as payments are made. If the participant (and beneficiary under a joint and survivor annuity) die prior to recovering the full cost basis of the annuity, a deduction is allowed on the participant's (or beneficiary's) final tax return.

Distributions from qualified plans (but not TSAs) may be eligible for the special tax treatment accorded lump sum distributions (favorable five-year averaging, and in certain cases, favorable ten-year averaging and long-term capital gain treatment). This treatment is not available unless the balance to the credit of a plan participant who has participated in the plan for at least five years prior to the distribution year is paid to the recipient within one taxable year, and is payable (i) after the participant attains age 59 1/2 or
(ii) on account of the participant's (a) death, (b) separation from service (not applicable to self-employed individuals), or (c) disability (applicable only to self-employed individuals). Five year averaging will be eliminated effective January 1, 2000.

The rules governing taxation of distributions made on account of the death of the Annuitant in a qualified plan or TSA are similar to those governing death benefit distributions in non-qualified annuities. See "Taxation of Non-Qualified Annuities," above. In some instances, distributions from a qualified plan or TSA made to a surviving spouse may be rolled over to an IRA or other individual retirement arrangement on a tax-deferred basis. See "Tax-Free Rollover," and "Tax-Qualified Individual Retirement Annuities (IRAs)," in this section.

TAX-FREE ROLLOVER

Any distribution from a qualified plan or a TSA which is an "eligible rollover distribution" may be rolled over into another eligible retirement plan, either as a direct rollover or a rollover within 60 days of receiving the distribution. To the extent a distribution is rolled over, it remains tax deferred.

A distribution from a qualified plan may be rolled over to another qualified plan which will accept rollover contributions or an individual retirement arrangement; a TSA distribution may be rolled over to another TSA or individual retirement arrangement. Death benefits received by a spousal beneficiary may only be rolled over to an IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under the Code. Distributions which cannot be rolled over generally include periodic payments for life or for a period of 10 years or more, and minimum distributions required under Section 401(a)(9) of the Code (discussed in this section). Eligible rollover distributions are discussed in greater detail under "Federal and State Income Tax Withholding," in this section.

MINIMUM DISTRIBUTIONS

The minimum distribution rules mandate qualified retirement plan and TSA participants to start taking annual distributions from their retirement plans by a required date. When minimum distributions must begin depends on, among other things, the individual's age and retirement status. The distribution requirements are designed to use up the participant's interest in the plan over the individual's life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried over or carried back and credited to other years.

Generally, an individual must take the first required minimum distribution with respect to the calendar year in which the individual turns age 70 1/2. Exceptions which may permit an individual to delay commencement of required minimum distribution are noted in the next paragraphs. The individual has the choice to take the first required minimum distribution during the calendar year he or she turns age 70 1/2, or to delay taking it until the three month (January 1-April 1) period in the next calendar year. Distributions must commence no later than the "Required Beginning Date," which is the April 1st of the calendar year following the calendar year in which the individual turns age 70 1/2 (unless an exception applies.) If the individual chooses to delay taking the first annual minimum distribution, then the individual will have to take two minimum distributions in that year that follows attainment of age 70 1/2 -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be taken each year thereafter.

Some individuals may be entitled to delay commencement of required minimum distributions for all or part of their account balance until after age 70 1/2. Consult your tax adviser to determine whether you may qualify for these exceptions. These individuals are as follows:

o For qualified plan and TSA participants who have not retired from service with the employer sponsoring the plan or TSA arrangement in question by the calendar year the participant turns age 70 1/2, the Required Beginning Date for minimum distributions is extended to April 1 following the calendar year of such retirement. (This delay does not apply to 5% owners of qualified plans; the regular rules apply even if the 5% owner still works.)

o TSA plan participants may also delay commencement to age 75 of the portion of their Annuity Account Value attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2. (If you have directly transferred amounts from another insurer's TSA to your EQUI-VEST TSA, you must tell us at the time of the transfer the amount of your December 31, 1986 account balance to take advantage of this exception.)

There are two general ways to take minimum distributions "account-based" or "annuity-based" and there are a number of distribution options in both of these categories. These choices are intended to give individuals a great deal of flexibility to provide for themselves and their families.

You should discuss with your tax adviser which minimum distribution options are best for your own personal situation. Individuals who are participants in more than one tax-favored retirement plan may be able to choose different distribution options for each plan.

Generally, the minimum distribution must be calculated annually for, and taken from, each tax qualified retirement plan and TSA. Distributions in excess of the amount required in any year from a qualified plan, for example, will not satisfy the required amount for a TSA the individual also participates in. In Notice 88-38, the IRS indicated that an individual maintaining more than one Code

Section 403(b) arrangement may choose to take the annual required minimum distribution for all TSAs from any one or more TSAs the individual maintains, as long as the required distribution is calculated separately for each TSA and all the minimum distribution amounts are added together.

An account-based minimum distribution method may be a lump sum payment, or a periodic withdrawal made over a period which does not extend beyond the individual's life expectancy or the joint life expectancies of the individual and a designated beneficiary. In the alternative, an individual could meet the minimum distribution requirements by applying the Annuity Account Value to an annuity over the individual's life or the joint lives of the individual and a designated beneficiary, or over a period certain not extending beyond applicable life expectancies.

If an individual dies before the Required Beginning Date or before distributions in the form of an annuity begin, distributions of the entire interest under the contract must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the Annuitant's death and are made over the beneficiary's life or over a period certain which does not extend beyond the Beneficiary's life expectancy. If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained age 70 1/2. In the alternative, such spouse can roll over the death benefit to an IRA. See "Tax-Free Rollover" above. If an individual dies after the Required Beginning Date or after distributions in the form of an annuity have begun, payments after death must continue to be made at least as rapidly as the payments made before the death of the Annuitant. Distributions received by a beneficiary are generally given the same tax treatment the Annuitant would have received if distribution had been made to the Annuitant.

LIMITATIONS ON DISTRIBUTIONS

Restrictions apply to the salary reduction (elective deferral) portion of a TSA or 401(k) program, including both contributions and earnings. Distributions of restricted salary reduction amounts generally may be made only if the Annuitant attains age 59 1/2, dies, is disabled, separates from service or on account of financial hardship. Hardship withdrawals are limited to the amount actually contributed under a salary reduction agreement, without earnings. These restrictions do not apply to the amount of your TSA Contract as of December 31, 1988 attributable to salary reduction contributions and earnings (or to the extent such amount is properly carried over from an existing TSA to an EQUI-VEST TSA Contract). To take advantage of this grandfathering you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA Contract.

SPOUSAL CONSENT RULES

In the case of many qualified plans and certain TSAs, if an Annuitant is married at the time a loan, withdrawal, or other distribution is requested under the Contract, spousal consent is required. In addition, unless the Annuitant elects otherwise with the written consent of the spouse, the retirement benefits payable under the plan or arrangement must be paid in the form of a "qualified joint and survivor annuity" (QJSA). A QJSA is an annuity payable for the life of the Annuitant with a survivor annuity for the life of the spouse in an amount which is not less than one-half of the amount payable to the Annuitant during his or her lifetime. In addition, a married Annuitant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

TAX-QUALIFIED INDIVIDUAL RETIREMENT
ANNUITIES (IRAS)

Your Contract is designed to qualify as an IRA under Section 408(b) of the Code. Your rights under the Contract cannot be forfeited.

This prospectus contains the information which the IRS requires to be disclosed to an individual before he or she purchases an IRA. This section of Part 9 covers some of the special tax rules that apply to individual retirement arrangements. You should be aware that an IRA is subject to certain restrictions in order to qualify for its special treatment under the Federal tax law.

Further information on IRA tax matters can be obtained from any IRS district office. Additional information regarding IRAs, including a discussion of required distributions, can be found in Internal Revenue Service Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually.

We have received favorable opinion letters from the IRS approving the forms of the individual Contract and group certificates for all EQUI-VEST Contracts as an IRA. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment. The Contract is also subject to certain state regulatory requirements.

CANCELLATION

You can cancel a Contract issued as an IRA by following the directions in Part 1 under "10-Day Free Look." Since there may be adverse tax consequences if a Contract is canceled (and because we are required to report to the IRS certain IRA distributions from canceled IRAs), you should consult with a tax adviser before making any such decision.

CONTRIBUTIONS TO IRAS

Individuals may make three different types of contributions to purchase an IRA, or as later additions to an existing IRA: "regular" contributions out of earnings, tax free "rollover" contributions from tax- qualified plans, or direct custodian-to-custodian transfers from other individual retirement arrangements ("direct transfers"). See "Contributions under the Contracts" in Part 6. The immediately following discussion relates to "regular" IRA contributions.
Transfer and rollover contributions are discussed in this section under "Tax-Free Transfers and Rollovers."

Generally, $2,000 is the maximum amount of deductible and nondeductible contributions which may be made to all IRAs by an individual in any taxable year. The above limit may be less where the individual's earnings are below $2,000. This limit does not apply to rollover or direct transfer contributions into an IRA.

If the individual's spouse does not work or elects to be treated as having no compensation, the individual and the individual's spouse may contribute up to $4,000 to individual retirement arrangements (but no more than $2,000 to any one individual retirement arrangement). The non-working spouse owns his or her individual retirement arrangements, even if the working spouse makes contributions to purchase the spousal individual retirement arrangements.

The amount of IRA contribution for a tax year that an individual can deduct depends on whether the individual (or the individual's spouse, if a joint return is filed) is covered by an employer-sponsored tax-favored retirement plan
(including a qualified plan, TSA, SIMPLE IRA, or SEP, but not an EDC plan). If neither the individual nor the individual's spouse is covered during any part of the taxable year by such a plan, then regardless of adjusted gross income (AGI), each working spouse may make a deductible contribution to an IRA for each tax year (MAXIMUM PERMISSIBLE DOLLAR DEDUCTION) up to the lesser of $2,000 or 100% of compensation.

In certain cases, individuals covered by a tax-favored retirement plan include persons eligible to participate in the plan although not actually participating. Whether or not a person is covered by a retirement plan will be reported on an employee's Form W-2.

If the individual is single and covered by such a plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $25,000 and $35,000. If the individual is married and files a joint return, and either the individual or the spouse is covered by such a plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $40,000 and $50,000. If the individual is married, files a separate return and is covered by a tax-favored retirement plan during any part of the taxable year, the IRA deduction phases out with AGI between $0 and $10,000. Married individuals filing separate returns must take into account the retirement plan coverage of the other spouse, unless the couple has lived apart for the entire taxable year. If AGI is below the phase-out range, an individual is entitled to the Maximum Permissible Dollar Deduction. In computing the partial IRA deduction the individual must round the amount of the deduction to the nearest $10. The permissible deduction for IRA contributions is a minimum of $200 if AGI is less than the amount at which the deduction entirely phases out.

If the individual (or the individual's spouse, unless the couple has lived apart the entire taxable year and their filing status is married, filing separately) is covered by a tax-favored retirement plan, the deduction for IRA contributions must be computed using one of two methods. Under the first method, the individual determines AGI and subtracts $25,000 if the individual is a single person, $40,000 if the individual is married and files a joint return with the spouse, or $0 if the individual is married and files a separate return. The resulting amount is the individual's Excess AGI. The individual then determines the limit on the deduction for IRA contributions using the following formula:

$10,000-Excess AGI           x    Maximum Permissible
                             =    Adjusted Dollar

$10,000                  Dollar Deduction              Deduction Limit

Under the second method, the individual determines his or her Excess AGI and then refers to the following chart originally prepared by the IRS to determine the deduction.

IRS Chart
------------------------------------------------------------------------------------------------------------------------------------

                                                      ESTIMATED DEDUCTION TABLE

If your Maximum  Permissible  Dollar Deduction is $2,000,  use this table to estimate the amount of your contribution  which will be deductible.

EXCESS AGI           DEDUCTION        EXCESS AGI      DEDUCTION       EXCESS AGI       DEDUCTION        EXCESS AGI       DEDUCTION
----------------------------------------------------------------------------------------------------------------------------------
$     0               $2,000            $2,550         $1,490           $5,050            $990           $ 7,550          $490
     50                1,990             2,600          1,480            5,100             980             7,600           480
    100                1,980             2,650          1,470            5,150             970             7,650           470
    150                1,970             2,700          1,460            5,200             960             7,700           460
    200                1,960             2,750          1,450            5,250             950             7,750           450
    250                1,950             2,800          1,440            5,300             940             7,800           440
    300                1,940             2,850          1,430            5,350             930             7,850           430
    350                1,930             2,900          1,420            5,400             920             7,900           420
    400                1,920             2,950          1,410            5,450             910             7,950           410
    450                1,910             3,000          1,400            5,500             900             8,000           400
    500                1,900             3,050          1,390            5,550             890             8,050           390
    550                1,890             3,100          1,380            5,600             880             8,100           380
    600                1,880             3,150          1,370            5,650             870             8,150           370
    650                1,870             3,200          1,360            5,700             860             8,200           360
    700                1,860             3,250          1,350            5,750             850             8,250           350
    750                1,850             3,300          1,340            5,800             840             8,300           340
    800                1,840             3,350          1,330            5,850             830             8,350           330
    850                1,830             3,400          1,320            5,900             820             8,400           320
    900                1,820             3,450          1,310            5,950             810             8,450           310
    950                1,810             3,500          1,300            6,000             800             8,500           300
  1,000                1,800             3,550          1,290            6,050             790             8,550           290
  1,050                1,790             3,600          1,280            6,100             780             8,600           280
  1,100                1,780             3,650          1,270            6,150             770             8,650           270
  1,150                1,770             3,700          1,260            6,200             760             8,700           260
  1,200                1,760             3,750          1,250            6,250             750             8,750           250
  1,250                1,750             3,800          1,240            6,300             740             8,800           240
  1,300                1,740             3,850          1,230            6,350             730             8,850           230
  1,350                1,730             3,900          1,220            6,400             720             8,900           220
  1,400                1,720             3,950          1,210            6,450             710             8,950           210
  1,450                1,710             4,000          1,200            6,500             700             9,000           200
  1,500                1,700             4,050          1,190            6,550             690             9,050           200
  1,550                1,690             4,100          1,180            6,600             680             9,100           200
  1,600                1,680             4,150          1,170            6,650             670             9,150           200
  1,650                1,670             4,200          1,160            6,700             660             9,200           200
  1,700                1,660             4,250          1,150            6,750             650             9,250           200
  1,750                1,650             4,300          1,140            6,800             640             9,300           200
  1,800                1,640             4,350          1,130            6,850             630             9,350           200
  1,850                1,630             4,400          1,120            6,900             620             9,400           200
  1,900                1,620             4,450          1,110            6,950             610             9,450           200
  1,950                1,610             4,500          1,100            7,000             600             9,500           200
  2,000                1,600             4,550          1,090            7,050             590             9,550           200
  2,050                1,590             4,600          1,080            7,100             580             9,600           200
  2,100                1,580             4,650          1,070            7,150             570             9,650           200
  2,150                1,570             4,700          1,060            7,200             560             9,700           200
  2,200                1,560             4,750          1,050            7,250             550             9,750           200
  2,250                1,550             4,800          1,040            7,300             540             9,800           200
  2,300                1,540             4,850          1,030            7,350             530             9,850           200
  2,350                1,530             4,900          1,020            7,400             520             9,900           200
  2,400                1,520             4,950          1,010            7,450             510             9,950           200
  2,450                1,510             5,000          1,000            7,500             500            10,000             0
  2,500                1,500

---------------------
Excess AGI = Your AGI minus your  THRESHOLD  LEVEL:  If you are single, your Threshold Level is $25,000. If you are married, your Threshold Level is $40,000.
             If you are married and file a separate tax return, your Excess AGI = your AGI.

Contributions may be made for a tax year until the deadline for filing a Federal income tax return for that tax year (without extensions). No contributions are allowed for the tax year in which an individual attains age 70 1/2 or any tax year after that. A working spouse age 70 1/2 or over, however, can contribute up to the lesser of $2,000 or 100% of "earned income" to a spousal IRA for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2.

An individual not eligible to deduct part or all of the IRA contribution may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The deductible and nondeductible contributions to the individual's IRA (or the nonworking spouse's IRA) may not, however, together exceed the maximum $2,000 per person limit. See "Excess Contributions." Individuals must keep their own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Distributions from IRA Contracts."

An individual making nondeductible contributions in any taxable year, or any individual who makes or made nondeductible contributions or who is receiving amounts from any IRA, must file the required information with the IRS. Moreover, individuals making nondeductible IRA contributions must retain all income tax returns and records pertaining to such contributions until all interests in IRAs are fully distributed.

EXCESS CONTRIBUTIONS

Excess contributions to an IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of "regular" IRA contributions any contribution in excess of the lesser of $2,000 or 100% of compensation or earned income is an "excess contribution," (without regard to the deductibility or nondeductibility of IRA contributions under this limit). Also, any "regular" contributions made after you reach age 70 1/2 are excess contributions. In the case of rollover IRA contributions, excess contributions are amounts which are not eligible to be rolled over (for example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2). An excess contribution (rollover or "regular") which is withdrawn, however, before the time for filing the individual's federal income tax return for the tax year (including extensions) is not includable in income and is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Early Distributions"), provided any earnings attributable to the excess contribution are also withdrawn and no tax deduction is taken for the excess contribution. The withdrawn earnings on the excess contribution, however, would be includable in the individual's gross income for the tax year in which the excess contribution from which they arose was made and would be subject to the 10% penalty tax. If excess contributions are not withdrawn before the time for filing the individual's federal income tax return for the tax year (including extensions), the "regular" contributions may still be withdrawn after that time if the IRA contribution for the tax year did not exceed $2,000 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax. Lastly, excess "regular" contributions may also be reduced by underutilizing the allowable contribution limits for a later year.

If excess rollover contributions are not withdrawn before the time for filing the individual's Federal tax return for the year (including extensions) and the excess contribution occurred as a result of incorrect information provided by the plan, any such excess amount can be withdrawn if no tax deduction was taken for the excess contribution. As above, excess rollover contributions withdrawn under those circumstances would not be includable in gross income and would not be subject to the 10% penalty tax.

TAX-FREE TRANSFERS AND ROLLOVERS

Rollover contributions may be made to an IRA from these sources: (i) qualified plans, (ii) TSAs (including 403(b)(7) custodial accounts) and (iii) other individual retirement arrangements.

The rollover amount must be transferred to the Contract either as a direct rollover of an "eligible rollover distribution" (described below) or as a rollover by the individual plan participant or owner of the individual retirement arrangement. In the latter cases, the rollover must be made within 60 days of the date the proceeds from another individual retirement arrangement or an eligible rollover distribution from a qualified plan or TSA were received. Generally the taxable portion of any distribution from a qualified plan or TSA is an eligible rollover distribution and may be rolled over tax-free to an IRA unless the distribution is (i) a required minimum distribution under Section 401(a)(9) of the Code; or (ii) one of a series of substantially equal periodic payments made (not less frequently than annually) (a) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or
(b) for a specified period of ten years or more. See "Federal and State Income Tax Withholding -- Mandatory Withholding from Qualified Plans and TSAs," in this section.

Under some circumstances, amounts from a Contract may be rolled over on a tax-free basis to a qualified plan. To get this "conduit" IRA treatment, the source of funds used to establish the IRA must be a rollover contribution from the qualified plan and the entire amount received from the IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received. Similar rules apply in the case of a TSA.

We offer a separate IRA Contract subject to separate charges, designed to serve as a "conduit" IRA for this purpose (QP IRA Contract). Therefore amounts in a QP IRA Contract which are not commingled with "regular" IRA Contributions or nonqualified plan funds (or TSA funds, as the case may be) may be eligible to be rolled over into another qualified plan (or TSA, as the case may be) which accepts such contributions.

Under the conditions and limitations of the Code, an individual may elect for each IRA to make a tax-free rollover once every 12-month period among individual retirement arrangements (including rollovers from retirement bonds purchased before 1983). Custodian-to-custodian transfers are not rollovers and can be made more frequently than once a year.

The same tax-free  treatment  applies to amounts withdrawn from the Contract and
rolled  over  into  other   individual   retirement   arrangements   unless  the
distribution was received under an inherited IRA.

Tax-free rollovers are also available to the surviving spouse beneficiary of a deceased individual, or a spousal alternate payee of a qualified domestic relations order applicable to a qualified plan or TSA. In some cases, IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.

DISTRIBUTIONS FROM IRA CONTRACTS

Income or gains on contributions under IRAs are not subject to Federal income tax until benefits are distributed to the individual. Distributions include withdrawals from your Contract, surrender of your Contract and annuity payments from your Contract. Death benefits are also distributions. Except as discussed below, the amount of any distribution from an IRA is fully includable by the individual in gross income.

If the individual makes nondeductible IRA contributions, those contributions are recovered tax-free when distributions are received. The individual must keep records of all nondeductible contributions. At the end of each tax year in which the individual has received a distribution, the individual determines a ratio of the total nondeductible IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all IRAs held by the individual at the end of the tax year (including rollover IRAs, SIMPLE IRAs, and SEPs) plus all IRA distributions made during such tax year. The resulting ratio is then multiplied by all distributions from the IRA during that tax year to determine the nontaxable portion of each distribution.

In addition, a distribution (other than a required minimum distribution discussed below) is not taxable if (1) the amount received is a return of excess contributions which are withdrawn, as described under "Excess Contributions,"
(2) the entire amount received is rolled over to another individual retirement arrangement (see "Tax-Free Transfers and Rollovers") or (3) in certain limited circumstances, where the IRA acts as a "conduit," the entire amount is paid into a qualified plan or TSA that accepts such contributions.

Distributions from an IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

MINIMUM DISTRIBUTIONS AFTER AGE 70 1/2

The minimum distribution rules discussed above under "Qualified Plans and TSAs -- Minimum Distributions" also generally apply to IRAs. The exceptions discussed do not apply to IRA distributions -- Minimum Distributions must be computed with respect to IRAs for the calendar year in which you attain age 70 1/2 and the Required Beginning Date is April 1 following such year, even if you are still working. If you are participating in more than one individual retirement arrangement or other tax favored retirement plan you may be able to choose different distribution options for each arrangement. Your minimum distribution for any taxable year is calculated by adding together the separate minimum distribution amounts from each of your individual retirement arrangements. The IRS, however, does not require that you take out the minimum distribution from each individual retirement arrangement that you maintain. As long as the total amount distributed annually for all IRAs satisfies your overall minimum distribution requirement for IRAs, you may choose to take your annual required distribution for IRAs from any one or more individual retirement arrangements that you maintain.

This special rule applies only to IRAs and TSAs and does not apply to qualified plans. A distribution from a TSA will not satisfy a distribution requirement for IRAs.

If the individual dies after distribution in the form of an annuity has begun, or after the Required Beginning Date, payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death. The IRS has indicated that an exception to this rule may apply if the benefi-ciary of the IRA is the surviving spouse. In some circumstances, the surviving spouse may elect to "make the IRA his or her own" and halt distributions until he or she reaches age 70 1/2. If an individual dies before the Required
Beginning Date and before distributions in the form of an annuity begin, distributions of the individual's entire interest under the Contract must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the individual's death and are made over the beneficiary's life or over a period certain which does not extend beyond the beneficiary's life expectancy.

If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained age 70 1/2. In the alternative, a surviving spouse may elect to roll over the inherited IRA into the surviving spouse's own IRA. Under Series 300 and 400 Contracts, if you elect to have your spouse be the sole primary beneficiary and to be the Successor Annuitant and Contract Owner, then your surviving spouse automatically becomes both the successor Contract Owner and Annuitant, and no death benefit is payable until the surviving spouse's death.

If there is an insufficient distribution in any year, a 50% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. The penalty tax may be waived by the Secretary of the Treasury in certain limited circumstances. Failure to have distributions made as the Code and Treasury regulations require may result in disqualification of your IRA. See "Tax Penalty for Insufficient Distributions" in this part.

TAXATION OF DEATH BENEFIT

Distributions received by a beneficiary are generally given the same tax treatment the individual would have received if distribution had been made to the individual.

PROHIBITED TRANSACTION

An IRA may not be borrowed against or used as collateral for a loan or other obligation. If the IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, the individual must include in Federal gross income for that year an amount equal to the fair market value of the IRA Contract as of the first day of that tax year, less the amount of any nondeductible contributions not previously withdrawn. Also, the early distribution penalty tax of 10% will apply if the individual has not reached age 59 1/2 before the first day of that tax year. See "Penalty Tax on Early Distributions."

ILLUSTRATION OF GUARANTEED RATES

The following two tables which the IRS requires us to furnish prospective IRA Contract Owners illustrate guaranteed rates for contributions assumed to be allocated entirely to the Guaranteed Interest Account under Series 300 and 400 Contracts. Table I illustrates a $1,000 contribution made annually on the Contract Date and on each subsequent anniversary, assuming no withdrawals or transfers were made from the Contract. Table II assumes a single initial contribution of $1,000, with no further contributions, withdrawals or transfers. The 3% guaranteed rate is the minimum guaranteed interest rate in the Contract.

As explained in "Part 7: Deductions and Charges," the values shown assume the contingent withdrawal charge applies. These values reflect the effect of the annual administrative charge deducted at the end of each Contract Year in which the Annuity Account Value is less than $20,000.

To find the appropriate value for the end of the Contract Year at any attained age, subtract the issue age (age nearest birthday) from the attained age and enter the table at the corresponding year. Years that correspond to an attained age in excess of 70 should be ignored.

The information shown in the tables should be considered in light of your present age and (with respect to Table I) your ability to contribute $1,000 annually. You should also understand that in order to avoid severe tax penalties, distribution of the values under your Contract generally must commence not later than April 1st of the calendar year after the calendar year you attain age 70 1/2. Subsequent distributions must be made by December 31st of each calendar year. See "Penalty Tax on Early Distributions" and "Tax Penalties for Insufficient Distributions." Any change in the amounts contributed annually, or in the amount of the single contribution, would, of course, change the results shown.

                                     TABLE I
                           ANNUITY ACCOUNT VALUES AND
                                   CASH VALUES
                  (Assuming $1,000 Contributions Made Annually
                     at the beginning of the Contract Year)

                              3% MINIMUM GUARANTEE
-----------------------------------------------------------------------
                                ANNUITY
      CONTRACT                  ACCOUNT                         CASH
      YEAR END                   VALUE                         VALUE
-----------------------------------------------------------------------
         1                 $    1,009.40                 $      954.89
         2                      2,039.68                      1,929.54
         3                      3,100.87                      2,933.43
         4                      4,193.90                      3,967.43
         5                      5,319.72                      5,032.45
         6                      6,479.31                      6,129.42
         7                      7,673.69                      7,313.69
         8                      8,903.90                      8,543.90
         9                     10,171.01                      9,811.01
        10                     11,476.14                     11,116.14
        11                     12,820.43                     12,460.43
        12                     14,205.04                     13,845.04
        13                     15,631.19                     15,271.19
        14                     17,100.13                     16,740.13
        15                     18,613.13                     18,253.13
        16                     20,201.53                     19,841.53
        17                     21,837.57                     21,477.57
        18                     23,522.70                     23,162.70
        19                     25,258.38                     24,898.38
        20                     27,046.13                     26,686.13
        21                     28,887.52                     28,527.52
        22                     30,784.14                     30,424.14
        23                     32,737.67                     32,377.67
        24                     34,749.80                     34,389.80
        25                     36,822.29                     36,462.29
        26                     38,956.96                     38,596.96
        27                     41,155.67                     40,795.67
        28                     43,420.34                     43,060.34
        29                     45,752.95                     45,392.95
        30                     48,155.53                     47,795.53
        31                     50,630.20                     50,270.20
        32                     53,179.11                     52,819.11
        33                     55,804.48                     55,444.48
        34                     58,508.61                     58,148.61
        35                     61,293.87                     60,933.87
        36                     64,162.69                     63,802.69
        37                     67,117.57                     66,757.57
        38                     70,161.10                     69,801.10
        39                     73,295.93                     72,935.93
        40                     76,524.81                     76,164.81
        41                     79,850.55                     79,490.55
        42                     83,276.07                     82,916.07
        43                     86,804.35                     86,444.35
        44                     90,438.48                     90,078.48
        45                     94,181.64                     93,821.64
        46                     98,037.08                     97,677.08
        47                    102,008.20                    101,648.20
        48                    106,098.44                    105,738.44
        49                    110,311.40                    109,951.40
        50                    114,650.74                    114,290.74


                                    TABLE II
                           ANNUITY ACCOUNT VALUES AND
                                   CASH VALUES
                  (Assuming a Single Contribution of $1,000 and
                            No Further Contribution)

                              3% MINIMUM GUARANTEE
-----------------------------------------------------------------
                                   ANNUITY
      CONTRACT                     ACCOUNT                CASH
      YEAR END                      VALUE                VALUE
-----------------------------------------------------------------
          1                      $1,009.40           $    954.89
          2                       1,018.89                963.87
          3                       1,019.46                964.40
          4                       1,020.04                964.96
          5                       1,020.64                965.53
          6                       1,021.26                966.11
          7                       1,021.90              1,021.90
          8                       1,022.55              1,022.55
          9                       1,023.23              1,023.23
         10                       1,023.93              1,023.93
         11                       1,024.65              1,024.65
         12                       1,025.38              1,025.38
         13                       1,026.15              1,026.15
         14                       1,026.93              1,026.93
         15                       1,027.74              1,027.74
         16                       1,028.57              1,028.57
         17                       1,029.43              1,029.43
         18                       1,030.31              1,030.31
         19                       1,031.22              1,031.22
         20                       1,032.16              1,032.16
         21                       1,033.12              1,033.12
         22                       1,034.11              1,034.11
         23                       1,035.14              1,035.14
         24                       1,036.19              1,036.19
         25                       1,037.28              1,037.28
         26                       1,038.40              1,038.40
         27                       1,039.55              1,039.55
         28                       1,040.73              1,040.73
         29                       1,041.96              1,041.96
         30                       1,043.22              1,043.22
         31                       1,044.51              1,044.51
         32                       1,045.85              1,045.85
         33                       1,047.22              1,047.22
         34                       1,048.64              1,048.64
         35                       1,050.10              1,050.10
         36                       1,051.60              1,051.60
         37                       1,053.15              1,053.15
         38                       1,054.74              1,054.74
         39                       1,056.39              1,056.39
         40                       1,058.08              1,058.08
         41                       1,059.82              1,059.82
         42                       1,061.61              1,061.61
         43                       1,063.46              1,063.46
         44                       1,065.37              1,065.37
         45                       1,067.33              1,067.33
         46                       1,069.35              1,069.35
         47                       1,071.43              1,071.43
         48                       1,073.57              1,073.57
         49                       1,075.78              1,075.78
         50                       1,078.05              1,078.05

SIMPLIFIED EMPLOYEE PENSIONS (SEPS)

An employer can establish a SEP for its employees and can make contributions to a Contract for each eligible employee. A SEP Contract is a form of IRA Contract, owned by the employee-Annuitant and most of the rules applicable to IRAs discussed above apply. A major difference is the amount of permissible contributions. Rules similar to those discussed above under "Tax Qualified Retirement Plans (Qualified Plans)" apply. Due to statutory limits, in 1997 an employer can annually contribute an amount for an employee up to the lesser of $24,000 or 15% of the employee's compensation, determined without taking into account the employer's contribution to the SEP. This $24,000 maximum, based on the 1997 statutory compensation limit of $160,000, may be adjusted for cost of living changes in future years. Under our current practice, IRA contributions by the employee may not be made under a SEP Contract and are put into a separate IRA Contract.

Effective January 1, 1997 salary reduction SEPs (SARSEP) programs may no longer be established. However, employers who had established such programs prior to 1997 can continue to make contributions on behalf of participating employees in 1997 and later years. SARSEP programs are subject to a number of special rules, some of which are discussed in the SAI.

SEP plans are available under EQUI-VEST Series 300 in most states. EQUI-VEST SEP Series 200 are available in states where the 300 Series is not available.

SAVINGS INCENTIVE MATCH PLAN (SIMPLE IRAS)

An eligible employer may establish a "SIMPLE IRA" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). The IRS has issued various forms which may be used by employers to set up a SIMPLE IRA plan. Currently, we are accepting only those SIMPLE IRA plans using IRS Form 5304.

Use of Form 5304 requires that the employer permit the employee to select a SIMPLE IRA provider.

The employer cannot maintain any other qualified plan, SEP or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible employers may maintain EDC plans.)

Any type of employer -- corporation, partnership, self-employed person, government or tax-exempt entity -- is eligible to establish a SIMPLE IRA plan if it meets the requirements about number of employees and compensation of those employees. The employer must have no more than 100 employees who earned at least $5,000 in compensation from the employer in the prior calendar year.

An employer establishing a SIMPLE IRA plan should consult its tax adviser concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" varies depending on whether it is used in the context of employer eligibility, employee participation, and employee or employer contributions. In particular, municipal governments should be certain that the SIMPLE IRA complies with state law.

Participation must be open to all employees who received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and who are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)

The only kinds of contributions which may be made to a SIMPLE IRA are (i) contributions under a salary reduction agreement entered into between the employer and the participating employee and (ii) required employer contributions (employer matching contributions or employer nonelective contributions). Direct transfer and rollover contributions from other SIMPLE IRAs, but not regular IRAs or conduit IRAs, may also be made. Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $6,000 in 1997. The $6,000 elective deferral limit may be indexed for cost of living adjustments in future years.

Generally, the employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation. In certain circumstances an employer may elect to make required employer contributions on an alternate basis.

Tax Treatment of SIMPLE IRAs

Unless specifically otherwise mentioned, for example, regarding differences in funding and potential penalty tax on distributions, the rules discussed above under TAX QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES (IRAS) also apply to SIMPLE IRAs.

Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the employee. An employee eligible to participate in a SIMPLE IRA is treated as an active participant in an employer plan and thus may not be able to deduct (fully) regular contributions to his/her own IRA.

As with IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to certain sections of ERISA. See the rules under ERISA MATTERS below.

Amounts withdrawn from a SIMPLE IRA can be rolled over to another SIMPLE IRA, or to a regular IRA. No rollovers from a SIMPLE IRA to a regular IRA are permitted for individuals under age 59 1/2 who have not participated in the employer's SIMPLE IRA for two full years. Also, for such individuals, any amounts withdrawn from a SIMPLE IRA are not only fully taxable but are subject to a 25% (not 10%) additional federal income tax penalty. (The exceptions to penalty application for death, disability and attainment of age 59 1/2 apply). SIMPLE IRA plans are available under EQUI-VEST Series 400 in most states. EQUI-VEST SIMPLE IRA Series 300 and Series 200 are available in states where the Series 400 is not available.

PUBLIC AND TAX-EXEMPT ORGANIZATION EMPLOYEE-DEFERRED COMPENSATION PLANS (EDC PLANS)

Employees and independent contractors who perform services for a state (including any subdivision or agency of the state) or other tax-exempt employer may exclude from Federal gross income certain salary reduction amounts. To qualify, the employer must maintain an EDC plan satisfying the requirements of
Section 457 of the Code. EQUI-VEST Series 100 or 200 Contracts are used to fund EDC plans that must be owned by the employer in all cases. However, the EDC plan may permit the employee to choose among various investment options. Tax-exempt, non-governmental employers are generally subject to ERISA, and may be required by the provisions of that Act to limit participation in an EDC plan to a select group of management or highly compensated employees. The EDC plan funds are subject to the claims of the employer's general creditors in an EDC plan maintained by a tax-exempt employer. In an EDC plan maintained by a governmental employer, the plan's assets must be held in trust for the exclusive benefit of employees. This requirement currently applies to EDC plans newly established by a governmental entity employer and must be met by 1999 for governmental entity employer EDC plans established before August, 1996.

Generally, the maximum contribution amount that can be excluded from gross income in any tax year under an EDC plan is 33 1/3% of the employee's "includable compensation," up to $7,500 (which may be adjusted for cost of living increases in accordance with Section 457 of the Code). Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan.

In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 70 1/2, separates from service or in the event of an unforeseen emergency. Income or gains on contributions under an EDC plan are subject to Federal income tax when amounts are distributed or made available to the employee or beneficiary. Amounts are not deemed to be "made available" (currently taxable) just because the participant is permitted under the plan to make a one-time election to defer commencement of distributions between the time amounts are allowed to be made available and before distributions actually start. Also, de minimis amounts (up to $3500) may be taken out by the employee or forced out by the plan under certain circumstances, even though the employee may still be working and amounts would not otherwise be made available.

Distributions from EDC plans generally must commence no later than April 1st of the calendar year following the calendar year in which the employee attains 70 1/2 or retires from service with the employer maintaining the EDC plan, whichever is later.

If the Annuitant does not commence minimum distributions in the calendar year in which the Annuitant attains age 70 1/2 (or retires, if later), and waits until the three month (January 1-April 1) period in the next calendar year to commence minimum distributions, then the Annuitant must take two required minimum distributions in that calendar year.

Distributions from an EDC plan may not be rolled over or transferred to an IRA.

Distributions to an EDC plan participant are characterized as "wages" for income tax reporting and withholding purposes. No election out of withholding is possible. See "Federal and State Income Tax Withholding," in this part. These amounts are not subject to FICA tax, if FICA tax was withheld by the employer when wages were deferred. In certain circumstances, receipt of payments from an EDC plan may result in a reduction of an employee's Social Security benefits.

If the EDC plan so provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and will be taxed as the payments are received. However, the death benefits must be received within 15 years of the date of the deceased employee's death (or within the period of the life expectancy of the surviving spouse if the spouse is the designated beneficiary).

Due to unrelated business income tax rules, annuity Contracts may not be an appropriate funding vehicle for an EDC plan maintained by any organization exempt from tax under the following Code Sections: 501(c)(7) (social club); 501(c)(9) (VEBA); 501(c)(17) (supplemental unemployment compensation benefit plan trust); or 501(c)(20) (legal services plan trust). Please contact your tax adviser to see if these limits may apply to your EDC plan.

PENALTY TAX ON EARLY DISTRIBUTIONS

The taxable portion of distributions from a qualified plan or TSA will be subject to a 10% penalty tax unless the distribution is made on or after the Annuitant's death, attributable to the Annuitant becoming disabled, or when the Annuitant reaches age 59 1/2. The penalty tax will also not apply if the Annuitant (i) separates from service and elects a payout over his or her life or life expectancy (or joint and survivor lives or life expectancies), (ii) has attained age 55 and separates from service, or (iii) uses the distribution to pay certain extraordinary medical expenses. The taxable portion of IRA and SEP distributions are also subject to the 10% penalty tax unless the distribution is made (1) on or after your death, (2) because you have become disabled, (3) on or after the date when you reach age 59 1/2, or (4) at least annually in the form of a substantially equal periodic payout over your life or life expectancy (or joint and survivor lives or life expectancies). Also not subject to penalty tax are IRA, SIMPLE IRA and SEP distributions used to pay certain extraordinary medical expenses or medical insurance premiums for defined unemployed individuals. SIMPLE IRA distributions are also subject to the 10% penalty tax unless the distribution is made (1) on or after your death, (2) because you have become disabled, or (3) on or after the date when you reach age 59 1/2. As discussed under "SAVINGS INCENTIVE MATCH PLAN (SIMPLE IRAS)" above the penalty tax on distributions from a SIMPLE IRA may be 25%, not 10%, under certain circumstances.

This penalty tax does not apply to employees in an EDC plan.

TAX PENALTY FOR INSUFFICIENT DISTRIBUTIONS

Failure to make required distributions may cause the disqualification of the IRA, SEP, SIMPLE IRA, TSA, qualified plan, or EDC plan. Disqualification results in current taxation of the Annuitant's entire benefit. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any.

It is the plan administrator's responsibility to see that minimum distributions from a qualified plan are made. It is the Owner's responsibility in a TSA, IRA or SIMPLE IRA to see that the minimum distributions are made with respect to a Contract. We do not automatically make distributions from a Contract before the Retirement Date unless a request has been made. We will notify you during the year when our records show that you will attain age 70 1/2. In the case of IRA, SIMPLE IRA and TSA Contracts, if you do not select a method, we will assume you are taking your minimum distribution from another IRA, SIMPLE IRA or TSA that you maintain or that you have not yet retired. You should consult with your tax adviser concerning these rules and their proper application to your situation. See "Distributions From Qualified Plans and TSAs--Minimum Distributions" and "IRAs -- Minimum Distribution After Age 70 1/2", elsewhere in this section.

LIMITS ON DISTRIBUTIONS

The Code imposes a 15% excise tax on an individual's aggregate excess distributions from all tax-favored retirement plans (not including EDC plans). The excise tax is in addition to the ordinary income tax due but is reduced by the amount (if any) of the early distribution penalty tax imposed by the Code. This tax is temporarily suspended for all distributions to the plan participant for the years 1997, 1998, and 1999. However, the excise tax continues to apply for estate tax purposes. The estate tax imposed on a deceased plan participant's estate will be increased if the accumulated value of the individual's interests in qualified annuities and tax-favored retirement plans is excessive. The aggregate accumulations will be subject to excise tax in 1997 if they exceed the present value of a hypothetical life annuity paying $160,000 a year.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Equitable Life is required to withhold Federal income tax on the taxable portion of qualified plan payments and payments from annuity contracts. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. (In the case of Trusteed Contracts which continue to be owned by the trustee, any required Federal income tax withholding is the responsibility of the plan administrator.) Unless the payment is an "eligible rollover distribution" from a qualified plan or a TSA, the recipient generally may elect not to be subject to income tax withholding. Compare "Elective Withholding" and "Mandatory Withholding from Qualified Plans and TSAs," below. However, payments under EDC plans are also subject to mandatory wage withholding rules; no election out is permitted. The employer (and not Equitable Life) is generally responsible for such wage withholding.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of Federal withholding will also be considered an election out of state withholding. In some states, a recipient may elect out of state withholding, even if Federal withholding applies. It is not clear whether such states may require mandatory withholding with respect to eligible rollover distributions (described below). Contact your tax adviser to see how state income tax withholding may apply to your payment.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. See your tax adviser if you may be affected by such rules. Withholding may also apply to taxable amounts paid under a 10-day free look cancellation.

ELECTIVE WITHHOLDING

Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Contract. The Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding.

Periodic payments are generally subject to wage- bracket type withholding (as if such payments were wages by an employer to an employee) unless the recipient elects no withholding. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. There is an annual threshold of taxable income from periodic payments which is exempt from withholding based on this assumption. For 1997 a recipient of periodic payments (e.g., monthly or annual payments which are not "eligible rollover distributions") which total less than $14,400 taxable amount will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemption. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

A recipient of a partial or total non-periodic distribution (other than "eligible rollover distributions" discussed below) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right, if any, to make withholding elections.

MANDATORY WITHHOLDING FROM QUALIFIED PLANS AND TSAS

All "eligible rollover distributions" are subject to mandatory Federal income tax withholding of 20% unless the employee elects to have the distribution directly transferred over to a qualified plan or individual retirement arrangement. The following are not eligible rollover distributions subject to mandatory 20% withholding:

o any distribution to the extent that the distribution is a "required minimum distribution" under Section 401(a)(9) of the Code;

o any distribution which is one of a series of substantially equal periodic payments made (not less frequently than annually (1) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or (2) for a specified period of 10 years or more;

o certain corrective distributions under Code Sections 401(k), 401(m) and 402(g);

o loans that are treated as deemed distributions;

o P.S. 58 costs (incurred if the plan provides life insurance protection for participants); and

o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order.

If a distribution is made to a plan participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution," the rules on elective withholding described above, apply.

OTHER WITHHOLDING

In certain cases Equitable may be required to withhold, or temporarily hold back, an amount of death benefit due to potential application of state inheritance or estate tax rules or federal "generation skipping tax," which is a form of estate tax. The potential application of these rules varies depending on the amount of the death benefit, the relationship of the beneficiaries to the deceased, and the residence of the parties. You should consult with your tax or legal adviser concerning potential application of these rules to your own personal situation.

SPECIAL RULES FOR NQ AND TRUSTEED CONTRACTS ISSUED IN PUERTO RICO

Only NQ and Trusteed Contracts are available in Puerto Rico.

Please note that the tax treatment of qualified plans by the United States and by Puerto Rico is similar in many respects, but may not be identical. Please consult your tax adviser to determine any differences which may affect your own situation.

Under current law, Equitable Life treats all income from NQ Contracts as U.S.-source. Trusteed contract income may also be treated as U.S.-source, depending on an individual's circumstances. A Puerto Rico resident is subject to U.S. taxation on such U.S.-source income. Only Puerto Rico-source income of Puerto Rico residents is excludable from U.S. taxation. Income from these Contracts is also subject to Puerto Rico tax. The computation of the taxable portion of amounts distributed from a Contract may differ in the two jurisdictions. Therefore, an individual might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income for each. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on an individual's personal situation and the timing of the different tax liabilities, an individual may not be able to take full advantage of this credit.

Please consult your tax adviser to determine the applicability of these rules to your own tax situation.

IMPACT OF TAXES TO EQUITABLE LIFE

The Contracts provide that we may charge the Separate Account for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There will not be any tax liability if you transfer the Annuity Account Value among the Investment Funds, the Guaranteed Interest Account and the Fixed Maturity Account.

TAX CHANGES

The United States Congress has in the past considered, and may in the future consider legislative proposals that, if enacted, could change the tax treatment of annuities and retirement plans. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

ERISA MATTERS

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.

Qualified Plans under 401 of the Code are generally subject to ERISA. Some TSAs may also be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example if the employer makes matching contributions. EDCs maintained by tax-exempt organizations and SIMPLE IRAs may also be subject to certain ERISA provisions.

CERTAIN RULES APPLICABLE TO PLAN LOANS

Qualified plans and TSA loans are subject to Code limits and may also be subject to the limits of the applicable plan. Code requirements apply even if the plan is not subject to ERISA. For example, loans offered by certain qualified plans and TSAs are subject to the following conditions:

o The amount of a loan to a participant, when aggregated with all other loans to the participant from all qualified plans of the employer, cannot exceed the greater of $10,000 or 50% of the participant's non-forefeitable accrued benefits, and cannot exceed $50,000 in any event. This $50,000 limit is reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding balance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST Contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

o If the loan does not qualify under the conditions above, the participant fails to repay the interest or principal when due, or in some instances, if the participant separates from service or the plan is terminated, the amount borrowed or not repaid may be treated as a distribution. The participant may be required to include as ordinary income the unpaid amount due and a 10% penalty tax on early distributions may apply. The plan should report the amount of the unpaid loan balance to the IRS as a distribution.

o Many plans provide that the participant's spouse must consent in writing to the loan.

In addition, certain loan rules apply only to loans under ERISA plans:

o For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for insuring that any loan meets applicable Department of Labor
  (DOL) requirements. It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not Equitable Life, to properly administer any loan made to plan participants. With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

o With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

o Only 50% of the participant's vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant's vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security.

o Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

o Loans must be available to all plan Participants, former Participants who still have account balances under the plan, beneficiaries (after the death of a Participant) and alternate payees on a reasonably equivalent basis.

CERTAIN  RULES  APPLICABLE  TO PLANS  DESIGNED TO COMPLY WITH SECTION  404(C) OF
ERISA.

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor, and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST Trusteed, HR-10 Annuitant-Owned SIMPLE IRA and TSA programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. Equitable Life and its Agents shall not be responsible if a plan fails to meet the requirements of Section 404(c).

ON PAGE 89, THE INFORMATION UNDER THE HEADING "PART 11: INDEPENDENT ACCOUNTANTS" IS DELETED AND REPLACED BY THE FOLLOWING:

The consolidated financial statements of Equitable Life for the years ended December 31, 1996, 1995, and 1994 included in Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1996, incorporated by reference in the prospectus, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is incorporated herein by reference. Such consolidated financial statements have been incorporated herein by reference in reliance upon the report of Price Waterhouse LLP given upon their authority as experts in accounting and auditing.

--------------------------------------------------------------------------------

                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS

--------------------------------------------------------------------------------
PART   1:   ADDITIONAL LOAN PROVISIONS                                   Page  3
PART   2:   TAX RULES: SPECIAL ASPECTS                                   Page  5
PART   3:   REQUIRED MINIMUM DISTRIBUTIONS OPTION                        Page  6
PART   4:   ACCUMULATION UNIT VALUES                                     Page  7
PART   5:   CALCULATION OF ANNUITY PAYMENTS                              Page  7
PART   6:   THE REORGANIZATION                                           Page  9
PART   7:   ALLIANCE MONEY MARKET FUND YIELD INFORMATION                 Page  9
PART   8    OTHER YIELD INFORMATION                                      Page 10
PART   9:   DISTRIBUTION                                                 Page 10
PART  10:   KEY FACTORS IN RETIREMENT PLANNING                           Page 10
PART  11:   LONG-TERM MARKET TRENDS                                      Page 15
PART  12:   CUSTODIAN AND INDEPENDENT ACCOUNTANTS                        Page 17
PART  13:   FINANCIAL STATEMENTS                                         Page 17

         HOW TO OBTAIN THE EQUI-VEST STATEMENT OF ADDITIONAL INFORMATION

                Call 1-800-628-6673 or send this request form to:

      --------------------------------------------------------------------

                            EQUI-VEST
                            Administration Office
                            The Equitable
                            P.O. Box 2996
                            New York, NY 10116-2996

      --------------------------------------------------------------------

Please send me a Statement of Additional Information dated May 1, 1997



--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                                             State                 Zip

                                  EQUI-VEST(R)
                          PERSONAL RETIREMENT PROGRAMS
                                       AND
                     EMPLOYER-SPONSORED RETIREMENT PROGRAMS
                          PROSPECTUS, DATED MAY 1, 1997


                  VARIABLE ANNUITY CONTRACTS FUNDED THROUGH THE
                     INVESTMENT FUNDS OF SEPARATE ACCOUNT A

                                   Issued By:
            The Equitable Life Assurance Society of the United States
--------------------------------------------------------------------------------

This prospectus describes group and individual deferred variable annuity contracts (CONTRACTS) offered by The Equitable Life Assurance Society of the United States (EQUITABLE LIFE). The EQUI-VEST Contracts are designed for retirement savings and long-range financial planning as part of a retirement savings plan. Contributions in EQUI-VEST Contracts accumulate on a Federal income tax-deferred basis, and at a future date you can receive a stream of periodic payments, including a fixed or variable annuity.

EQUI-VEST Personal Retirement Programs include individual  retirement  annuities
(IRAS) and those established through rollovers from tax-favored retirement plans (QP IRAS) as well as non-qualified annuities (NQS).

EQUI-VEST Employer-Sponsored Retirement Programs include SEPs, SIMPLE IRAs, TSAs, EDCs, Trusteed and Annuitant-Owned HR-10 Plans, as described in this prospectus.


EQUI-VEST offers the investment options (INVESTMENT OPTIONS) listed below. These Investment Options include the Guaranteed Interest Account, which is part of Equitable Life's general account and pays interest at guaranteed fixed rates, twenty-four variable investment funds (INVESTMENT FUNDS) of Separate Account A (SEPARATE ACCOUNT), and ten Fixed Maturity Periods (FIXED MATURITY PERIODS) in the Fixed Maturity Account (in states where approved).


                                INVESTMENT FUNDS
--------------------------------------------------------------------------------
o  Alliance Money Market               o  Alliance Small Cap Growth
o  Alliance Intermediate Government       Alliance Asset Allocation Series:
   Securities                             o Alliance Conservative Investors
o  Alliance High Yield                    o Alliance Balanced
o  Alliance Quality Bond                  o Alliance Growth Investors
o  Alliance Growth & Income            o  T. Rowe Price International Stock
o  Alliance Equity Index               o  T. Rowe Price Equity Income
o  Alliance Common Stock               o  EQ/Putnam Growth & Income Value
o  Alliance Global
o  Alliance International
o  Alliance Aggressive Stock

                            OTHER INVESTMENT OPTIONS
--------------------------------------------------------------------------------
   o  EQ/ Putnam Balanced                         o  Guaranteed Interest Account
   o  MFS Research                                o  Fixed Maturity Account:
   o  MFS Emerging Growth Companies                  A choice of ten Fixed
   o  Morgan Stanley Emerging Markets Equity         Maturity Periods with
   o  Warburg Pincus Small Company Value             expiration dates 1998
   o  Merrill Lynch World Strategy                   through 2007
   o  Merrill Lynch Basic Value Equity


We invest each Investment Fund in shares of a corresponding portfolio (PORTFOLIO) of either Class IA shares of the Hudson River Trust (HRT) or in Class IB shares of The EQ Advisors Trust (EQAT), two mutual funds whose shares are purchased by the separate accounts of insurance companies. The prospectuses for HRT (in which the "Alliance" Investment Funds invest) and EQAT (in which the other Investment Funds invest), directly following this prospectus, describe the investment objectives, policies and risks of the Portfolios. Investment Funds relating to EQAT and the Alliance Small Cap Growth Fund will be available in early June 1997, except for the Morgan Stanley Emerging Markets Equity Fund which will be available on or about September 2, 1997.

Amounts allocated to a Fixed Maturity Period within the Fixed Maturity Account accumulate on a fixed basis and are credited with interest at a rate we set (RATE TO MATURITY) for the entire period. On each business day (BUSINESS DAY) we will determine the Rate to Maturity available for amounts newly allocated to Fixed Maturity

May 1, 1997                                                             888-1124
--------------------------------------------------------------------------------
                                 Copyright 1997
           The Equitable Life Assurance Society of the United States,
                           New York, New York, 10104.
                              All rights reserved.

Cover page continued

Periods. A market value adjustment (positive or negative) will be made for withdrawals, transfers, terminations and certain other transactions from a Fixed Maturity Period before its expiration date (EXPIRATION DATE). Each Fixed Maturity Period has its own Rate to Maturity.


Participants may choose from a variety of payout options. If an annuity is selected as the retirement payout option, variable and fixed annuities are available. Fixed annuities are funded through Equitable Life's general account. Variable payments will be funded through your choice of Investment Funds.


This prospectus provides information about EQUI-VEST that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless it is attached to current prospectuses for HRT and EQAT, which you should also read carefully. The HRT and EQAT prospectuses are attached to this prospectus.


Registration statements relating to the Separate Account and to interests under the Fixed Maturity Periods have been filed with the Securities and Exchange Commission (SEC). The Statement of Additional Information (SAI), dated May 1, 1997, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to the Processing Office or calling 1-800-628-6673, our toll-free number. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

                 INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE

        Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1996 is incorporated herein by reference.


        All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (EXCHANGE ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus. Equitable Life files its Exchange Act documents and reports, including its annual and quarterly reports on Form 10-K and Form 10-Q, electronically pursuant to EDGAR under CIK No. 0000727920. The SEC maintains a web site that contains reports, proxy and information statements and other information regarding registrants that file electronically with the SEC. The address of the site is http://www.sec.gov.


        Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 1290 Avenue of the Americas, New York, New York 10104. Attention: Corporate Secretary (telephone: (212) 554-1234).
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------


                          PROSPECTUS TABLE OF CONTENTS



--------------------------------------------------------------------------------




GENERAL TERMS                                                         PAGE 6
PART 1:       SUMMARY                                                 PAGE 9
Equitable Life                                                           9
Types of Retirement Programs                                             9
Investment Options                                                      10
Selecting Investment Options                                            11
Contributions                                                           11
Transfers                                                               11
Services We Provide                                                     11
Distribution Options and Death
    Benefits                                                            12
SPDA Variable Distribution Option                                       13
Withdrawals and Termination                                             13
Loans                                                                   13
Taxes                                                                   13
Deductions and Charges                                                  13
Deferred Variable Annuities                                             14
10-Day Free Look for EQUI-VEST                                          14
Fee Tables and Examples                                                 15

PART 2:       SEPARATE ACCOUNT A AND
              ITS INVESTMENT FUNDS                                    PAGE 25
Separate Account A                                                      25
Trusts                                                                  25
     The Hudson River Trust                                             26
     Alliance Capital Management L.P.,
              HRT's Manager and Investment Adviser                      26
     EQ Advisors Trust                                                  26
     EQAT's Manager                                                     27
     EQAT's Investment Advisers                                         27
Investment Policies and Objectives of
     the Trusts' Portfolios                                             28

PART 3:       INVESTMENT PERFORMANCE                                  PAGE 31
Investment Fund Performance                                             31
Standardized Computation of
     Performance for EQUI-VEST                                          36
Communicating Performance Data                                          37

PART 4:       THE GUARANTEED INTEREST
              ACCOUNT                                                 PAGE 38

PART 5:       THE FIXED
              MATURITY ACCOUNT                                        PAGE 39
Allocations to Fixed Maturity Periods                                   39
Availability of Fixed Maturity Periods                                  39
Rates to Maturity and Present Value
     Per $100 of Maturity Amount                                        39
Options at Expiration Date                                              39
Market Value Adjustment for Transfers,
     Withdrawals or Termination Prior
     to the Expiration Date                                             40



PART 6:       PROVISIONS OF THE EQUI-VEST
              CONTRACTS                                               PAGE 42
The EQUI-VEST Contract Series                                           42
Selecting Investment Options                                            42
Contributions under the Contracts                                       43
Annuity Account Value                                                   44
Transfers                                                               45
Automatic Transfer Options
     Investment Simplifier                                              46
Loans (for TSA and Corporate Trusteed
     Only)                                                              47
Assignment and Funding Changes                                          47
Partial Withdrawals and Termination                                     47
Third Party Transfers or Exchanges                                      48
Requirements for Distributions                                          48
Distribution Options                                                    48
Guaranteed Death Benefit                                                51
Your Beneficiary                                                        51
Proceeds                                                                52

PART 7:       DEDUCTIONS AND
              CHARGES                                                 PAGE 53
All Contracts                                                           53
     Charges to Portfolios                                              53
     Charges for State Premium and
     Other Applicable Taxes                                             53
EQUI-VEST IRA, QP IRA, SEP,
     SIMPLE IRA and NQ Contracts
              (Series 300 and 400 Only)                                 54
     Charges to Investment Funds                                        54
     Annual Administrative Charge                                       54
     Contingent Withdrawal Charge                                       54
     Allocation of Certain Charges to the
          Fixed Maturity Account                                        57
     Charge on Third Party Transfer or
          Exchange                                                      57
All EQUI-VEST EDC, TSA and
     Trusteed Contracts plus IRA, QP
     IRA, SEP, SIMPLE IRA and NQ
          (Series 100 and  200 Only)                                    57
     Limitation on Charges                                              57
     Charges to Investment Funds                                        57
     Annual Administrative Charge                                       58
     Contingent Withdrawal Charge                                       58

PART 8:         VOTING RIGHTS                                          PAGE 61
HRT and EQAT Voting Rights                                              61
Voting Rights of Others                                                 61
Separate Account Voting Rights                                          61
Changes in Applicable Law                                               61

PART 9:         FEDERAL TAX AND
                ERISA MATTERS                                          PAGE 62
Annuities                                                               62
Taxation of Non-Qualified
     Annuities                                                          62
Special Rules for Tax-Favored
     Retirement Programs                                                63
Tax-Qualified Retirement Plans
     (Qualified Plans)                                                  63
Tax-Sheltered Annuity
     Arrangements (TSAs)                                                64
Distributions from Qualified Plans and
     TSAs                                                               64
Tax-Free Rollover                                                       65
Minimum Distributions                                                   65
Limitations on Distributions                                            66
Spousal Consent Rules                                                   67
Tax-Qualified Individual Retirement
     Annuities (IRAs)                                                   67
Cancellation                                                            67
Contributions to IRAs                                                   67
Annuity Account Values and Cash
     Values (Tables)                                                    73
Simplified Employee Pensions (SEPs)                                     74
Savings Incentive Match Plan
     (SIMPLE IRAs)                                                      74
Public and Tax-Exempt Organization
     Employee-Deferred Compensation
     Plans (EDC Plans)                                                  75
Penalty Tax on Early Distributions                                      76
Tax Penalty for Insufficient
     Distributions                                                      76
Limits on Distributions                                                 76
Federal and State Income Tax
     Withholding                                                        76
Other Withholding                                                       78
Special Rules for NQ and Trusteed
     Contracts Issued in Puerto Rico                                    78
Impact of Taxes to Equitable Life                                       78
Transfers among Investment Options                                      78
Tax Changes                                                             78
ERISA Matters                                                           78
Certain Rules Applicable to Plan Loans                                  78
Certain Rules Applicable to Plans
     Designed to Comply with Section
     404(c) of ERISA                                                    79

PART 10:        INDEPENDENT ACCOUNTANTS                                PAGE 81

APPENDIX I: AN EXAMPLE OF
    FIXED MATURITY PERIOD MARKET
    VALUE ADJUSTMENT                                                   PAGE 82

STATEMENT OF ADDITIONAL
    INFORMATION
    TABLE OF CONTENTS                                                  PAGE 82

HOW TO OBTAIN THE EQUI-VEST
    STATEMENT OF ADDITIONAL
    INFORMATIONPAGE                                                     82

--------------------------------------------------------------------------------


                                  GENERAL TERMS


--------------------------------------------------------------------------------





In this prospectus, the terms "we," "our" and "us" mean The Equitable Life Assurance Society of the United States (EQUITABLE LIFE). The terms "you" and "your" refer to the Contract Owner.



ACCUMULATION UNIT--Contributions that are invested in an Investment Fund purchase Accumulation Units in that Investment Fund. The "Accumulation Unit Value" is the dollar value of each Accumulation Unit in an Investment Fund on a given date.

ANNUITANT/PARTICIPANT--We use the term Annuitant in our Contracts and in our Certificates we use the term Participant. In either case, these terms mean the individual who is the measuring life for determining annuity benefits and generally the person who is entitled to receive those benefits. The person may, in certain cases, not be the Contract or Certificate Owner. The Annuitant or Participant will have the right to exercise rights under a Contract or Certificate only if that person is also the Contract or Certificate Owner. Throughout this prospectus, we will use the term "Annuitant" to refer to both Annuitants and Participants.


ANNUITY ACCOUNT VALUE--The sum of the amounts in the Investment Options under your Contract, plus the amount of any loan reserve account. The sum of the amounts in the Investment Options on any Business Day equals (1) the value of your Investment Funds on that date, (2) the value in the Guaranteed Interest Account on that date plus (3) the sum of your Market Adjusted Amounts in the Fixed Maturity Periods on that date. See "Annuity Account Value" in Part 6.


BUSINESS DAY--Generally, our Business Day is any day on which Equitable Life is open and the New York Stock Exchange is open for trading. We are closed on national business holidays and also on Martin Luther King, Jr. Day and the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. For the purpose of determining the Transaction Date, our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.


CASH VALUE--The Annuity Account Value minus any applicable withdrawal charges and minus any outstanding loan.


CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT/CERTIFICATE--When EQUI-VEST is offered under a group Contract, the document provided to participating individuals is called a Certificate rather than a Contract. When EQUI-VEST is offered on an individual basis, the document provided is a Contract. Throughout this prospectus, we will use the term "Contract" to refer to both Contracts and Certificates.

CONTRACT DATE/PARTICIPATION DATE--We use the term Contract Date in our Contracts and in our Certificates we use the term Participation Date. In either case, this is the Business Day we receive at our Processing Office, the properly completed and signed application form for your Contract, any other required documentation and a contribution (unless payment is being made through your employer). Throughout this prospectus, we will use the term "Contract Date" to refer to both the Contract Date and Participation Date.

CONTRACT OWNER/CERTIFICATE OWNER--The Annuitant, employer, trustee or other party, whichever owns the Contract or Certificate. References to "Contracts" and "Contract Owners" in this prospectus include the Certificates and their Certificate Owners. Throughout this prospectus, we will use the term "Contract Owner" to refer to both the Contract Owner and Certificate Owner.

CONTRACT YEAR/PARTICIPATION YEAR--We use the term Contract Year in our Contracts and in our Certificates we use the term Participation Year. In either case, this is the 12-month period beginning on either your Contract Date or each anniversary of that date. Throughout this prospectus, we will use the term "Contract Year" to refer to both Contract Year and Participation Year.

CURRENT TOTAL ACCOUNT BALANCE--The sum of the amounts in your Investment Funds and your Guaranteed Interest Account, plus the total Book Value of all of your Fixed Maturity Periods.

ERISA--The Employee Retirement Income Securities Act of 1974, as amended.

EQAT--The EQ Advisors Trust, a mutual fund in which some of the assets of Separate Account A are invested.


EXPIRATION DATE--The date on which a Fixed Maturity Period ends.

FIXED MATURITY ACCOUNT--The Account that contains the Fixed Maturity Periods. The Fixed Maturity Account is referred to as the "Guaranteed Period Account" in the Contracts.


FIXED MATURITY PERIOD (PERIODS)--Any of the periods of time ending on an Expiration Date that are available for investment under certain Series 400 Contracts. Fixed Maturity Periods are referred to as "Guarantee Periods" in the Contracts.


GUARANTEED INTEREST ACCOUNT--The Investment Option that pays interest at guaranteed fixed rates and is part of our general account. The Guaranteed Interest Account is referred to as "Guaranteed Interest Division" in some EQUI-VEST Certificates.


HRT--The Hudson River Trust, a mutual fund in which some of the assets of Separate Account A are invested.

INVESTMENT FUNDS--In some EQUI-VEST Contracts, the Investment Funds are referred to as Investment Divisions. These are the twenty-four variable investment funds of Separate Account A. Throughout this prospectus, we will use the term "Investment Funds" to refer to both Investment Funds and Investment Divisions.


INVESTMENT OPTIONS--The choices for investment of contributions: the twenty-four Investment Funds, the Guaranteed Interest Account, each available Fixed Maturity Period within the Fixed Maturity Account.

MATURITY AMOUNT--The amount in a Fixed Maturity Period on its Expiration Date. The Maturity Amount is referred to as the "Maturity Value" in the Contracts.


MAXIMUM FUND CHOICE--One of two methods for selecting Investment Options -- This election will result in restrictions on the amount transferable out of the Guaranteed Interest Account, but will allow the Contract Owner to allocate contributions to any Investment Fund, the Guaranteed Interest Account and (for Owners of Series 400 IRA, QP IRA and NQ Contracts only, subject to state approval) the Fixed Maturity Account.

MAXIMUM TRANSFER FLEXIBILITY--One of two methods for selecting Investment Options--this election allows the Contract Owner to allocate contributions to certain HRT and EQAT Investment Options and to the Guaranteed Interest Account, with no transfer restrictions on the amount transferable out of the Guaranteed Interest Account.

ORIGINAL CONTRACTS / CERTIFICATES--EQUI-VEST Contracts under which the EQUI-VEST Contract Owner has not elected to add Investment Options other than the Guaranteed Interest Account and the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock Funds. These Contracts prohibit transfers into the Money Market Fund.


PARTICIPANT--An individual who participates in an Employer's plan funded by an EQUI-VEST Contract.


PORTFOLIOS--The portfolios of EQAT or HRT that correspond to the Investment Funds of the Separate Account.


PROCESSING OFFICE--The office to which all contributions, written requests or other written communications must be sent. See "Services We Provide" in Part 1.

RATE TO MATURITY--The interest rate established for each Business Day for each Fixed Maturity Period. Rates to Maturity are referred to as "Guaranteed Rates" in the Contracts.

SAI--The EQUI-VEST Statement of Additional Information.

SEPARATE ACCOUNT--Our Separate Account A.

SUCCESSOR ANNUITANT AND OWNER--The individual who upon the death of the Annuitant and Owner succeeds as the Annuitant and Owner of the Contract. You can designate a Successor Annuitant and Owner under Series 300 and 400 Contracts if the following conditions are met: (1) you are both Annuitant and Owner and (2) you name your spouse as the sole beneficiary.

SUCCESSOR OWNER--The individual who upon your death will succeed you as Owner of your Contract. A Successor Owner can be designated under Series 300 and 400 Contracts.


TRANSACTION DATE--The Business Day we receive a contribution or acceptable written or TOPS transaction request providing the information we need at our Processing Office. If your contribution or request is not accompanied by complete information or is mailed to the wrong address, the Transaction Date will be the date we receive such complete information at our Processing Office. If your contribution or request reaches our Process-ing Office on a non-Business Day, or after the close of the Business Day, the Transaction Date will be the next following Business Day -- unless under certain circumstances, a future date certain is specified in the request.


TRUSTS--The Hudson River Trust (HRT) and EQ Advisors Trust (EQAT) collectively.


VALUATION PERIOD--Each Business Day together with any consecutive preceding non-Business Day(s).

--------------------------------------------------------------------------------


                                 PART 1: SUMMARY


--------------------------------------------------------------------------------

The following Summary is qualified in its entirety by more detailed information appearing elsewhere in the prospectus (see "Prospectus Table of Contents" on page 4) and the terms of applicable Contracts. Please be sure to read the prospectus in its entirety.



EQUITABLE LIFE

EQUITABLE LIFE is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Equitable Life has been selling annuities since the turn of the century. Our Home Office is located at 1290 Avenue of the Americas, New York, New York 10104. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States.


Equitable Life is a wholly owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). The largest shareholder of the Holding Company is AXA-UAP (AXA), a French company. As of January 1, 1997, AXA beneficially owned 63.8% of the outstanding common stock of the Holding Company (assuming conversion of the convertible preferred stock held by AXA). Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA is the holding company for an international group of insurance and related financial service companies.


Equitable Life, the Holding Company and their subsidiaries managed approximately $239.8 billion of assets as of December 31, 1996, including third party assets of approximately $184.8 billion. We are one of the nation's leading pension fund managers. These assets are primarily managed for retirement and annuity programs for businesses, tax-exempt organizations and individuals. This broad customer base includes nearly half of the Fortune 100 companies, more than 42,000 small businesses, state and local retirement funds in more than half of the 50 states, approximately 250,000 employees of educational and nonprofit institutions, as well as nearly 500,000 other individuals. Millions of Americans are covered by Equitable Life's annuity, life and pension contracts.

TYPES OF RETIREMENT PROGRAMS

EQUI-VEST is designed to meet the retirement savings needs of individuals and those working for businesses and other organizations.

EQUI-VEST PERSONAL RETIREMENT PROGRAMS:
o    IRA
     An   individual   retirement   annuity  (IRA)  for  both   deductible   and
     nondeductible IRA contributions made by an individual. The Contract Owner must also be the Annuitant.

o    QP IRA
     An IRA for rollover distributions only (QP IRA) (generally from qualified plans or tax-sheltered annuities). The Contract Owner must also be the Annuitant. References to IRA may include QP IRA.


o    NQ
     A nonqualified (NQ) annuity is an annuity which is generally not used to fund any type of qualified retirement plan and may be purchased only with funds contributed by or on behalf of an individual. The Annuitant and Contract Owner need not be the same.


EQUI-VEST EMPLOYER-SPONSORED RETIREMENT PROGRAMS:


o    SEP AND SARSEP
     An IRA Contract used to fund a simplified employee pension plan (SEP) sponsored by sole proprietorships, partnerships or corporations. Contributions are made directly by the employer, at the employer's expense or under a salary reduction program (SARSEP) which permits an employer to reduce an employee's compensation for the purpose of making contributions. Each individual employee covered by the SEP is the Contract Owner of the IRA set up on his or her behalf and must also be the Annuitant. SARSEPs are no longer available after 12/31/96 for new employer groups. Unless
     otherwise   noted,   all   references  to  SEP  Contracts   include  SARSEP
     arrangements.

o    SIMPLE IRA
     An IRA Contract used to fund a savings incentive match plan (SIMPLE IRA) sponsored by any type of employer. Contributions are made under a salary reduction program which permits an employer to reduce an employee's compensation for the purpose of the employee's making contributions to the plan. The employer must also make either matching or nonelective contributions to the plan with respect to the employee's account. Each individual employee covered by the SIMPLE IRA is the Contract Owner of the IRA set up on his or her behalf and must also be the Annuitant.

o     UNINCORPORATED   AND  CORPORATE   TRUSTEED
     Unincorporated Trustee-owned Contracts used to fund qualified defined contribution plans of employers who are sole proprietorships, partnerships, or business trusts. These plans are known as "HR-10" or "Keogh" plans. Corporate Trusteed Contracts fund retirement plans of incorporated employers. Such Corporate Trusteed Contracts are no longer offered for sale by Equitable to new employers. In addition, contributions are made by the employer for the benefit of employees who become Annuitants under the Contract. We do not act as trustee for these plans, so the employer must select a trustee.


o    TSA
     A Code section 403(b) tax-sheltered annuity (TSA) for public schools and nonprofit entities organized under Code section 501(c)(3). Contributions are made by the employer either directly or through a salary reduction agreement entered into with the employee. Each employee is the Contract Owner and must also be the Annuitant.

o    UNIVERSITY TSA
     A TSA, originally designed to meet the needs of restricted plans of some universities, may be used for any TSA plan that prohibits loans and has additional restrictions not found in the basic TSA. Contributions are made by the employer either directly or through a salary reduction agreement entered into with the employee. Each employee is the Contract Owner and must also be the Annuitant. Unless otherwise noted, references to TSA Contracts include University TSAs.


o    EDC
     Contracts  used to fund Code  Section 457  Employee  Deferred  Compensation
     (EDC) plans of state and municipal governments and other tax-exempt organizations. Contributions are made by the employer on behalf of the employee generally pursuant to a salary reduction agreement. The employer or a trust is the Contract Owner but the employee is the Annuitant. The EDC program currently is not available for state or municipal government plans in Texas.

o    PAYROLL DEDUCTION IRA AND NQ
     The employer merely sets up a payroll deduction program which assists in remitting the employees own contributions to the Contract. The employer does not sponsor any plan.

In the past, EQUI-VEST was available to fund HR-10 (Keogh) plans where the Contracts were owned by the Annuitants themselves (Annuitant-Owned HR-10), rather than by a trustee. Although we still issue such Annuitant-Owned HR-10 Contracts to employees whose employer's plans enrolled on this basis, plans of this type are no longer available under EQUI-VEST to new employer groups.


Later in this prospectus we refer to program features which are specific to particular types of retirement programs. Under some employer-sponsored plans, the availability of certain features may be limited. Employers can provide more detail about such plans.


Only NQ and Trusteed Contracts may be sold in Puerto Rico, and the tax aspects described in this prospectus may differ. Please consult your tax advisor.


INVESTMENT OPTIONS


The following Investment Options are offered: The Guaranteed Interest Account, and 24 variable Investment Funds listed earlier and described in greater detail in Sections 2 and 3. Each Investment Fund invests in shares of a corresponding Portfolio of either the HRT (Class IA) or the EQAT (Class IB), respectively. The attached HRT and EQAT prospectuses describe the investment objectives and policies of the Portfolios available to Contract Owners. Also subject to state regulatory approval, our Fixed Maturity Account with its choice of ten Fixed Maturity Periods is available under Series 400 IRA, QP IRA, and NQ Contracts.


If an  employer's  plan is  intended to comply  with the  requirements  of ERISA
Section 404(c), the Employer or the Plan Trustee is responsible for making sure that the Investment Options chosen constitute a broad range of investment choices as required by the Department of Labor's (DOL) regulation under ERISA
Section 404(c).  See "Certain Rules  Applicable to Plans Designed to Comply with
Section 404(c) of ERISA" in Part 9.


Educational information about investing which may be useful for Participants is contained in "Part 10: Key Factors in Retirement Planning" in the SAI. The SAI is available free of charge by calling 1-800-628-6673.

SELECTING INVESTMENT OPTIONS


Under EQUI-VEST Trusteed Contracts, the Employer or Plan Trustee will choose the Investment Options available to the Participant. Under all other Contracts, the Contract Owner makes that choice. If any of the Options listed below are selected, there will be restrictions on the amount you can transfer out of the Guaranteed Interest Account. Additionally, if you are participating through your Employer's plan and your Employer makes any of these Options available to you, whether or not you select them, you will be subject to such restrictions. The Options that result in restrictions are: Alliance Conservative Investors, Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield and the Fixed Maturity Periods.

EQUI-VEST Original Contracts and Certificates limit you to only the Guaranteed Interest Account and the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock Funds.



CONTRIBUTIONS


Generally, contributions may be made at any time: in single sum amounts, on a regular basis or as your financial situation permits. For some types of retirement plans, contributions must be made by the Employer. Different minimum contribution limits apply to different EQUI-VEST Contracts.


Contributions are credited as of the Transaction Date, if they are accompanied by properly completed forms. Failure to use the proper form, or to complete the form properly, may result in a delay in crediting contributions. All contributions made by check must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection. Under EQUI-VEST Trusteed Contracts, either you or the Plan Trustee, or both, as applicable, must instruct us to allocate contributions to one or several Investment Options that are available under your Employer's plan.

Under all other EQUI-VEST Contracts, you, as Owner, may instruct us to allocate your contributions to one or several Investment Options.

Allocation percentages must be in whole numbers and the sum must equal 100%. Contributions made to an Investment Fund purchase Accumulation Units in that Investment Fund.

TRANSFERS


Under the EQUI-VEST Trusteed and EDC Contracts, either the Participant or Owner, or the Plan Trustee, or both as applicable, may direct us to transfer among the investment options. Under other EQUI-VEST Contracts, you may make such transfers. There is no charge for these transfers. If you have an Original Contract, restrictions will apply to transfers into the Alliance Money Market Fund from any of the other Investment Options. Minimum transfer amounts may apply.


SERVICES WE PROVIDE


Your Equitable Representative can help you with any questions you have. In addition, there are a number of services designed to keep you informed.


REGULAR REPORTS

We currently provide written confirmation of every financial transaction, and:

o    Annual statement

o    Statement as of the last day of the Contract Year

We reserve the right to change the frequency of these reports.

ADDITIONAL SERVICES


Materials and seminars of an educational nature to assist retirement planning needs of Participants can be arranged through your Equitable Representative. Your Equitable Representative can also schedule retirement planning workshops to facilitate plan enrollment periods.

TELEPHONE OPERATED PROGRAM
SUPPORT (TOPS) SYSTEM


TOPS is designed to provide up-to-date information via touch-tone telephone. TOPS is available under all EQUI-VEST Contracts, but in certain plans, the use of TOPS may be limited by the plan provisions. Use TOPS:


o    for current Annuity Account Value;


o    for current allocation percentages;

o    for the number of units held in the Investment Funds under your account;

o to change your allocation percentages and/or transfer money among the Investment Funds and the Guaranteed Interest Account; or

o    to elect Investment Simplifier.


A special code number is required to use certain TOPS features. We have established procedures that are considered to be reasonable and are designed to confirm that instructions communi-
cated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any action on our part or any failure or omission to act as a result of our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine. We reserve the right to terminate or modify any telephone or automated transfer/withdrawal service we provide upon 90 days written notice.


A toll-free number is available, and local TOPS telephone numbers will be provided. TOPS is normally available daily, 24 hours a day. However, Equitable will not be responsible for the unavailability of the system for any reason. Transfers made after 4:00 p.m. Eastern Time on a Business Day or on a non-Business Day are not effective until the following Business Day.



TOLL-FREE TELEPHONE SERVICES


We maintain toll-free numbers for your convenience. See the chart below.


WRITTEN COMMUNICATION

All items received at the proper address prior to 4:00 p.m. Eastern Time on a Business Day will be effective on the same Business Day. Written requests will be processed as of the date a properly completed request is received at our Processing Office.


WHERE TO REACH US


--------------------------------------------------------------------------------

                  FOR ALL WRITTEN REQUESTS
                  AND COMMUNICATIONS           CONTRIBUTIONS:
                  (OTHER THAN CONTRIBU-        FOR IRA & NQ OWNERS
                  TIONS AND LOAN REPAY-        WHO CONTRIBUTE
                  MENTS)                       INDIVIDUALLY
--------------------------------------------------------------------------------

   REGULAR        EQUI-VEST                    Equitable Life
      MAIL           Administration Office     EQUI-VEST Administration
                  Equitable Life                 Office - Individual Collections
                  Post Office Box 2996         Post Office Box 13459
                  New York                     Newark, NJ  07188-0459
                  NY  10116-2996

   EXPRESS        EQUI-VEST                    Equitable Life
      MAIL          Administration Office      c/o First Chicago
                  Equitable Life               National Processing
                  200 Plaza Drive                Center
                  2nd Floor                    300 Harmon Meadow
                  Secaucus, NJ  07094            Boulevard, 3rd Floor
                                               Secaucus, NJ  07094
                                                    Attn: Box 13459

   TOPS ------------------------------ 1-800-755-7777 --------------------------
                                       Note: Your subscriber number is 777700000

 DAILY UNIT VALUE -------------------- 1-800-841-0801---------------------------


 CUSTOMER SERVICE REPRESENTATIVES ------------ 1-800-628-6673 ------------------
     (AVAILABLE 8:00 A.M.-7:00 P.M., EASTERN
     TIME, ON EACH BUSINESS DAY)
--------------------------------------------------------------------------------

                  CONTRIBUTIONS:
                  FOR EDC, TSA, TRUSTEED,
                  ANNUITANT OWNED HR-10,
                  SEP, SIMPLE IRA, AND
                  IRA AND NQ WHEN CONTRIBUTIONS   LOAN REPAYMENTS:
                  ARE REMITTED                    FOR TSA AND CORPORATE
                  BY THE EMPLOYER                 TRUSTEED LOAN REPAYMENTS
--------------------------------------------------------------------------------

   REGULAR        Equitable Life                  Equitable Life Loan
      MAIL        EQUI-VEST Administration           Repayment EQUI-VEST
                    Office -  Unit Collections       Lockbox
                  Post Office Box 13463           Post Office Box 13496
                  Newark, NJ  07188-0463          Newark, NJ  07188-0496


   EXPRESS        Equitable Life                       N/A
      MAIL        c/o First Chicago National
                    Processing Center
                  300 Harmon Meadow
                    Boulevard, 3rd Floor
                  Secaucus, NJ  07094
                  Attn: Box 13463

   TOPS ------------------------------ 1-800-755-7777 --------------------------
                                       Note: Your subscriber number is 777700000

 DAILY UNIT VALUE -------------------- 1-800-841-0801---------------------------


 CUSTOMER SERVICE REPRESENTATIVES ------------ 1-800-628-6673 ------------------
     (AVAILABLE 8:00 A.M.-7:00 P.M., EASTERN
     TIME, ON EACH BUSINESS DAY)
--------------------------------------------------------------------------------



DISTRIBUTION OPTIONS AND
DEATH BENEFITS

EQUI-VEST Contracts provide several different types of distribution options, including:
o fixed and variable annuities;
o lump sum payments;
o partial withdrawals;
o required minimum distributions;
o payments for a specific period of time;
o our Systematic Withdrawal option under EQUI- VEST (not available for amounts allocated to the Fixed Maturity Account).
There is a death benefit if the Annuitant dies before an annuity payout begins. The beneficiary will be paid the greater of the Annuity Account Value minus any outstanding loan balance (including accrued interest) or the minimum death benefit. The minimum death benefit will not be less than the total contributions adjusted for total withdrawals and any applicable taxes, less any outstanding loan balance (including accrued interest).

SPDA VARIABLE DISTRIBUTION OPTION


In addition to offering a variable annuity distribution option to participants in EQUI-VEST we also make the variable annuity distribution option described in
Part 6 under "Distribution Options: Fixed and Variable Annuity Forms" available to owners of Equitable Life's single premium deferred annuity (SPDA) contracts. SPDA contractholders who are considering purchasing a variable distribution option should review the section on Distribution Options in Part 6, "Part 2:
Separate Account A and its Investment Funds," "Part 3: Investment Performance," and the sections of the Statement of Additional Information which discuss the variable annuity distribution option. Also see "Part 9: Federal Tax and ERISA Matters" and the HRT prospectus attached.


WITHDRAWALS AND TERMINATION

Premature withdrawals or contract terminations (generally prior to age 59 1/2) may be restricted and subject to an early withdrawal Federal income tax penalty. See "Part 9: Federal Tax and ERISA Matters."


Subject to Federal Regulations and the provisions of any applicable employer plan, you may withdraw funds at any time by completing and submitting the proper form(s). These forms are available from your Equitable Representative or from our Processing Office. Withdrawals may be subject to a minimum amount or to a contingent withdrawal charge. Withdrawals from Fixed Maturity Periods prior to their Expiration Dates will result in a market value adjustment.


LOANS


Certain EQUI-VEST Contracts permit loans without incurring a contingent withdrawal charge (except in the event of a default). Such loans are administered in accordance with current or proposed regulations, as we deem appropriate. See "Loans (for TSA and Corporate Trusteed only)" in Part 6 for more information.


TAXES

Generally, any earnings attributable to your Annuity Account Value will not be included in your taxable income until distributions are made. See "Part 9:
Federal Tax and ERISA Matters."

DEDUCTIONS AND CHARGES

Keep in mind that these programs are designed for retirement savings and long-range financial planning; certain charges will not apply unless you make early withdrawals from your Contract.

Following is a summary of the different types of deductions and charges which may be applicable.


o CHARGE TO INVESTMENT FUNDS--We make a daily charge for certain expenses of the Contract. It covers death benefits, mortality risks, expenses and expense risks. The daily Accumulation Unit Value is quoted net of these charges. These charges will vary by Contract, and are at a maximum of 1.35% (effective annual rate) for all funds other than the Alliance Money Market, Alliance Common Stock and Alliance Balanced Funds which are at the 1.49% (effective annual rate). Further, EQUI-VEST Series 100 and 200 Contracts impose an overall limit of 1.75% on total Separate Account and Trust expenses for the Alliance Money Market, Alliance Common Stock, Alliance Aggressive Stock and Alliance Balanced Funds.


o TRUST CHARGES TO PORTFOLIOS--Investment advisory fees and other expenses of the HRT and the EQAT are charged daily against the Trust's assets. These charges are reflected in the Portfolio's daily share price and in the daily Accumulation Unit Value for the Investment Funds.


o ADMINISTRATIVE CHARGES--The administrative charge is currently at a maximum of $30 a year but may be less under certain contracts.


     The charge is deducted each Contract Year from your Annuity Account Value in the Guaranteed Interest Account and Investment Funds and, in certain cases, from the Fixed Maturity Periods.

o CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES--Generally, charges for state premium taxes and other applicable taxes, if any, are deducted when an annuity payment option is elected. The current tax charge that might be imposed varies by state and ranges from 0% to 2.25%; however, the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

o CONTINGENT WITHDRAWAL CHARGE--If you terminate your participation under a contract or make a partial withdrawal, your Annuity Account Value, as applicable, may be subject to a contingent withdrawal charge that will be used to cover sales and promotional expenses. This charge will not exceed 6% of the amount withdrawn. The amount withdrawn includes the amount you request and the withdrawal charge. Important exceptions and limitations eliminate or reduce the contingent withdrawal charge.


o CHARGE ON THIRD PARTY TRANSFER OR EXCHANGE--You may instruct us to make a direct transfer to a third party of amounts under your Contract, or request that your Contract be exchanged for another contract or certificate issued by another carrier. Certain Contracts permit us to deduct a charge of $25 per occurrence for such transfers or exchanges.

DEFERRED VARIABLE ANNUITIES

EQUI-VEST is a series of deferred variable annuity contracts. Deferred variable annuities are designed for retirement savings and long-range financial planning. Contributions are allowed to accumulate on a Federal income tax-deferred basis and at a future date you can receive a stream of periodic payments. Tax deferral is one of the advantages of an annuity over many other kinds of investments. In addition, annuities offer individuals the opportunity to receive an assured stream of payments for life. All future payments or withdrawals are taxable when received, of course.

Under Federal tax law, an individual, employer or trustee may, subject to various limits, purchase an annuity to fund a tax-favored retirement program, such as an IRA or qualified retirement plan. In many cases, the individual or employer makes contributions to the tax-favored retirement program with pre-tax dollars. Alternatively, annuities may be purchased with after-tax dollars by individuals who wish to create additional retirement savings. Early withdrawals may be subject to a tax penalty and/or a contingent withdrawal charge.

There are a variety of payout options at retirement, including a lump sum and a variety of investment choices while your contributions are accumulating.


10-DAY FREE LOOK FOR EQUI-VEST

You have the right to examine your EQUI-VEST Contract for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look is extended if your state requires a refund period of longer than 10 days. This right applies only to the initial owner of a Contract.

For contributions allocated to Investment Funds, your refund will equal those contributions plus or minus any investment gain or loss through the date we receive your Contract at our Processing Office. Certain daily charges will also be automatically deducted. For contributions allocated to the Guaranteed Interest Account, the refund will equal the amount allocated to the Guaranteed Interest Account without interest. For contributions allocated to the Fixed Maturity Account, the refund will equal the amount of your contributions plus any crediting of interest, and plus or minus any market value adjustment. Some states or Federal income tax regulations may require that we calculate the refund differently. We follow these same procedures if you change your mind before a Contract has been issued, but after a contribution has been made.

In certain cases, there may be tax implications to cancelling your Contract during the 10-day free look period.

FEE TABLES AND EXAMPLES



The EQUI-VEST Contracts may differ in terms of the fees that are charged. One of the following Tables will apply to you. These Tables, and the related Examples, will assist you in understanding the various costs and expenses under your EQUI-VEST Contract so that you may compare them with other products. Except as described in Notes 5 and 7 below, the Tables reflect expenses of both the Separate Account and the applicable Trust for the year ended December 31, 1996.


As explained in Parts 4 and 5, the Guaranteed Interest Account and the Fixed Maturity Account are not a part of the Separate Account and are not covered by the following Tables and Examples. The only expenses shown in the Tables which apply to the Guaranteed Interest Account and the Fixed Maturity Account are the Contingent Withdrawal Charge, the Annual Administrative Charge and the Third Party Transfer or Exchange Fee, if applicable. Also see "Income Annuity Distribution Options" in Part 6 for the description of an administrative charge which may apply when you annuitize.

Certain expenses and fees shown in these Tables may not apply to you. To determine whether a particular item in a Table applies (and the actual amount, if any) consult the section of the prospectus for your EQUI-VEST Contract series indicated in the notes to the Table. For a description of the different EQUI-VEST Series, see "Part 6: The EQUI-VEST Contract Series." A charge for applicable state or local taxes may be deducted from contributions in some states. See "Charges for State Premium and Other Applicable Taxes" in Part 7.


TABLE 1: EQUI-VEST SERIES 100

Description of Expenses
-----------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES
     SALES LOAD ON PURCHASES.........................................   NONE
     MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1) .......................   6%
     MAXIMUM ANNUAL ADMINISTRATIVE CHARGE (2) .......................   $30



                                                                                     ALLIANCE
                                                                   ALLIANCE         INTERMEDIATE           ALLIANCE
                                                                    MONEY            GOVERNMENT             QUALITY       ALLIANCE
                                                                    MARKET           SECURITIES              BOND        HIGH YIELD
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND HRT
    ANNUAL EXPENSES (3)                                             1.75%               N/A                   N/A           N/A
    Separate Account Annual Expenses (4)
       Mortality and Expense Risk Fees                               .65%               .50%                  .50%          .50%
       Other Expenses                                                .84%               .84%                  .84%          .84%
------------------------------------------------------------------------------------------------------------------------------------
         Total Separate Account Annual
            Expenses                                                1.49% (3)          1.34%                 1.34%         1.34%
    HRT Annual Expenses (4)
       Investment Advisory Fees                                     0.35%              0.50%                 0.53%         0.60%
       Other Expenses                                               0.04%              0.09%                 0.05%         0.06%
------------------------------------------------------------------------------------------------------------------------------------
         Total HRT Annual Expenses (5)(6)                           0.39% (3)          0.59%                 0.58%         0.66%





                                                                             ALLIANCE           ALLIANCE
                                                                              GROWTH             EQUITY
                                                                             & INCOME            INDEX
-----------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND HRT
    ANNUAL EXPENSES (3)                                                        N/A               N/A
    Separate Account Annual Expenses (4)
       Mortality and Expense Risk Fees                                         .50%              .50%
       Other Expenses                                                          .84%              .84%
-----------------------------------------------------------------------------------------------------------
         Total Separate Account Annual
            Expenses                                                          1.34%             1.34%
    HRT Annual Expenses (4)
       Investment Advisory Fees                                               0.55%             0.33%
       Other Expenses                                                         0.05%             0.05%
-----------------------------------------------------------------------------------------------------------
         Total HRT Annual Expenses (5)(6)                                     0.60%             0.38%




                                                                 ALLIANCE                    ALLIANCE        ALLIANCE
                                                                  COMMON        ALLIANCE      INTER-        AGGRESSIVE
                                                                  STOCK          GLOBAL      NATIONAL          STOCK
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE
    ACCOUNT AND HRT
    ANNUAL EXPENSES (3)                                         1.75%             N/A            N/A          1.75%
     Separate Account Annual Expenses (4)
       Mortality and Expense Risk Fees                           .65%           .50%            .50%          .50%
       Other Expenses                                            .84%            .84%            .84%          .84%
----------------------------------------------------------------------------------------------------------------------------
         Total Separate Account
            Annual Expenses                                     1.49% (3)       1.34%           1.34%         1.34% (3)
    HRT Annual Expenses (4)
       Investment Advisory Fees                                 0.38%           0.65%           0.90%         0.55%
       Other Expenses                                           0.03%           0.08%           0.18%         0.03%
----------------------------------------------------------------------------------------------------------------------------
         Total HRT Annual Expenses (5)(6)                       0.41% (3)       0.73%           1.08%         0.58% (3)



                                                                  ALLIANCE       ALLIANCE
                                                                    SMALL      CONSERVATIVE                     ALLIANCE
                                                                     CAP         INVESTORS      ALLIANCE         GROWTH
                                                                    GROWTH                      BALANCED       INVESTORS
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE
    ACCOUNT AND HRT
    ANNUAL EXPENSES (3)                                             N/A             N/A          1.75%            N/A
     Separate Account Annual Expenses (4)
        Mortality and Expense Risk Fees                             .50%           .50%           .65%           .50%
       Other Expenses                                               .84%           .84%           .84%           .84%
---------------------------------------------------------------------------------------------------------------------------
         Total Separate Account
            Annual Expenses                                        1.34%          1.34%          1.49% (3)      1.34%
    HRT Annual Expenses (4)
       Investment Advisory Fees                                    0.90%          0.48%          0.42%          0.53%
       Other Expenses                                              0.10%          0.07%          0.05%          0.06%
---------------------------------------------------------------------------------------------------------------------------
         Total HRT Annual Expenses (5)(6)                          1.00%          0.55%          0.47% (3)      0.59%




                                                      T. ROWE PRICE      T. ROWE PRICE EQUITY        EQ/PUTNAM GROWTH &
                                                   INTERNATIONAL STOCK          INCOME                  INCOME VALUE
                                                        PORTFOLIO              PORTFOLIO                  PORTFOLIO
-------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND
EQAT ANNUAL EXPENSES                                         N/A                  N/A                         N/A
    Separate Account Annual Expenses
       Mortality and Expense Risk Fees                      .50%                 .50%                        .50%
       Other Expenses                                       .84%                 .84%                        .84%
-------------------------------------------------------------------------------------------------------------------------------
          Total Separate Account Annual Expenses
                                                           1.34%                1.34%                       1.34%
EQAT ANNUAL EXPENSES
    Maximum Investment Advisory Fee                         .75%                 .55%                        .55%
       Rule 12b-1 Fee                                       .25%                 .25%                        .25%
       Other Expenses (8)                                   .20%                 .05%                        .05%
-------------------------------------------------------------------------------------------------------------------------------
         Total EQAT Annual Expenses (7)                    1.20%                 .85%                        .85%



                                                             EQ/ PUTNAM BALANCED
                                                                  PORTFOLIO                MFS RESEARCH
                                                                                             PORTFOLIO
--------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT
AND EQAT ANNUAL EXPENSES                                            N/A                        N/A
    Separate Account Annual Expenses
       Mortality and Expense Risk Fees                             .50%                       .50%
       Other Expenses                                              .84%                       .84%
--------------------------------------------------------------------------------------------------------------
          Total Separate Account Annual Expenses
                                                                  1.34%                      1.34%
EQAT ANNUAL EXPENSES
    Maximum Investment Advisory Fee                                .55%                       .55%
       Rule 12b-1 Fee                                              .25%                       .25%
       Other Expenses (8)                                          .10%                       .05%
--------------------------------------------------------------------------------------------------------------
         Total EQAT Annual Expenses (7)                            .90%                       .85%




                                                           MFS EMERGING         MORGAN STANLEY          WARBURG PINCUS
                                                           GROWTH COM-          EMERGING MARKETS        SMALL COMPANY
                                                         PANIES PORTFOLIO       EQUITY PORTFOLIO       VALUE PORTFOLIO
-----------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT
AND EQAT ANNUAL EXPENSES                                        N/A                  N/A                         N/A
    Separate Account Annual Expenses
       Mortality and Expense Risk Fees                         .50%                 .50%                        .50%
       Other Expenses                                          .84%                 .84%                        .84%
-----------------------------------------------------------------------------------------------------------------------------
          Total Separate Account Annual Expenses
                                                              1.34%                1.34%                       1.34%
EQAT ANNUAL EXPENSES
    Maximum Investment
       Advisory Fee                                            .55%                1.15%                        .65%
       Rule 12b-1 Fee                                          .25%                 .25%                        .25%
       Other Expenses (8)                                      .05%                 .35%                        .10%
-----------------------------------------------------------------------------------------------------------------------------
         Total EQAT Annual Expenses (7)                        .85%                1.75%                       1.00%




                                                                                              MERRILL LYNCH
                                                             MERRILL LYNCH WORLD               BASIC VALUE
                                                            STRATEGY  PORTFOLIO             EQUITY PORTFOLIO
----------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT
AND EQAT ANNUAL EXPENSES                                             N/A                             N/A
    Separate Account Annual Expenses
       Mortality and Expense Risk Fees                              .50%                            .50%
       Other Expenses                                               .84%                            .84%
----------------------------------------------------------------------------------------------------------------
          Total Separate Account Annual Expenses
                                                                   1.34%                           1.34%
EQAT ANNUAL EXPENSES
    Maximum Investment
       Advisory Fee                                                 .70%                            .55%
       Rule 12b-1 Fee                                               .25%                            .25%
       Other Expenses (8)                                           .25%                            .05%
----------------------------------------------------------------------------------------------------------------
         Total EQAT Annual Expenses (7)                            1.20%                            .85%



TABLE 2: EQUI-VEST SERIES 200
Description of Expenses
--------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES
     SALES LOAD ON PURCHASES..........................................      NONE
     MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1) ........................      6%
     MAXIMUM ANNUAL ADMINISTRATIVE CHARGE (2) ........................      $30


                                                                                       ALLIANCE
                                                                   ALLIANCE           INTERMEDIATE          ALLIANCE
                                                                     MONEY             GOVERNMENT            QUALITY
                                                                    MARKET             SECURITIES             BOND
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND HRT
ANNUAL EXPENSES (3)                                                  1.75%               N/A                   N/A
    Separate Account Annual Expenses (4)
       Mortality and Expense Risk Fees                               1.15%              1.09%                 1.09%
       Other Expenses                                                 .25%               .25%                  .25%
----------------------------------------------------------------------------------------------------------------------------
         Total Separate Account Annual
            Expenses                                                 1.40% (3)          1.34%                 1.34%
    HRT Annual Expenses (4)
       Investment Advisory Fees                                      0.35%              0.50%                 0.53%
       Other Expenses                                                0.04%              0.09%                 0.05%
----------------------------------------------------------------------------------------------------------------------------
            Total HRT Annual Expenses (5)(6)                         0.39% (3)          0.59%                 0.58%




                                                                                         ALLIANCE           ALLIANCE
                                                                     ALLIANCE             GROWTH             EQUITY
                                                                    HIGH YIELD           & INCOME            INDEX
-----------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND HRT
ANNUAL EXPENSES (3)                                                    N/A                  N/A              N/A
    Separate Account Annual Expenses (4)
       Mortality and Expense Risk Fees                                1.09%                1.09%           1.09%
       Other Expenses                                                  .25%                 .25%            .25%
-----------------------------------------------------------------------------------------------------------------------
         Total Separate Account Annual
            Expenses                                                  1.34%                1.34%           1.34%
    HRT Annual Expenses (4)
       Investment Advisory Fees                                       0.60%                0.55%           0.33%
       Other Expenses                                                 0.06%                0.05%           0.05%
-----------------------------------------------------------------------------------------------------------------------
            Total HRT Annual Expenses (5)(6)                          0.66%                0.60%           0.38%


                                                                                                                          ALLIANCE
                                                            ALLIANCE                       ALLIANCE        ALLIANCE         SMALL
                                                             COMMON         ALLIANCE        INTER-        AGGRESSIVE         CAP
                                                             STOCK           GLOBAL        NATIONAL         STOCK          GROWTH
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND
HRT ANNUAL EXPENSES (3)                                    1.75%              N/A             N/A          1.75%             N/A
    Separate Account Annual Expenses (4)
       Mortality and Expense Risk Fees                     1.15%            1.09%          1.09%           1.09%          1.09%
       Other Expenses                                       .25%             .25%           .25%            .25%           .25%
------------------------------------------------------------------------------------------------------------------------------------
          Total Separate Account Annual Expenses
                                                           1.40% (3)        1.34%          1.34%           1.34% (3)      1.34%
    HRT Annual Expenses (4)
       Investment Advisory Fees                            0.38%            0.65%          0.90%           0.55%          0.90%
       Other Expenses                                      0.03%            0.08%          0.18%           0.03%          0.10%
------------------------------------------------------------------------------------------------------------------------------------
          Total HRT Annual
          Expenses (5)(6)                                  0.41% (3)        0.73%          1.08%           0.58% (3)      1.00%


                                                              ALLIANCE
                                                               CONSER-                       ALLIANCE
                                                                VATIVE        ALLIANCE        GROWTH
                                                              INVESTORS       BALANCED       INVESTORS
----------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND
HRT ANNUAL EXPENSES (3)                                          N/A          1.75%             N/A
    Separate Account Annual Expenses (4)
       Mortality and Expense Risk Fees                        1.09%           1.15%          1.09%
       Other Expenses                                          .25%            .25%           .25%
----------------------------------------------------------------------------------------------------------
          Total Separate Account Annual Expenses
                                                              1.34%           1.40% (3)      1.34%
    HRT Annual Expenses (4)
       Investment Advisory Fees                               0.48%           0.42%          0.53%
       Other Expenses                                         0.07%           0.05%          0.06%
----------------------------------------------------------------------------------------------------------
          Total HRT Annual
          Expenses (5)(6)                                     0.55%           0.47% (3)      0.59%




                                                       T. ROWE PRICE      T. ROWE PRICE EQUITY        EQ/PUTNAM GROWTH &
                                                    INTERNATIONAL STOCK          INCOME                  INCOME VALUE
                                                         PORTFOLIO              PORTFOLIO                  PORTFOLIO
------------------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND
EQAT ANNUAL EXPENSES                                         N/A                   N/A                     N/A
   Separate Account Annual Expenses
      Mortality and Expense Risk Fees                       .50%                   .50%                   .50%
      Other Expenses                                        .84%                   .84%                   .84%
------------------------------------------------------------------------------------------------------------------------------------
       Total Separate Account Annual
        Expenses                                           1.34%                  1.34%                  1.34%

EQAT ANNUAL EXPENSES
    Maximum Investment Advisory Fee                         .75%                   .55%                   .55%
       Rule 12b-1 Fee                                       .25%                   .25%                   .25%
       Other Expenses (8)                                   .20%                   .05%                   .05%
------------------------------------------------------------------------------------------------------------------------------------
         Total EQAT Annual Expenses (7)                    1.20%                   .85%                   .85%




                                                                 EQ/PUTNAM
                                                                  BALANCED                    MFS RESEARCH
                                                                  PORTFOLIO                    PORTFOLIO
----------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND
EQAT ANNUAL EXPENSES                                                 N/A                           N/A
   Separate Account Annual Expenses
      Mortality and Expense Risk Fees                               .50%                          .50%
      Other Expenses                                                .84%                          .84%
----------------------------------------------------------------------------------------------------------------
      Total Separate Account Annual
       Expenses                                                    1.34%                         1.34%

EQAT ANNUAL EXPENSES
    Maximum Investment Advisory Fee                                 .55%                          .55%
       Rule 12b-1 Fee                                               .25%                          .25%
       Other Expenses (8)                                           .10%                          .05%
----------------------------------------------------------------------------------------------------------------
         Total EQAT Annual Expenses (7)                             .90%                          .85%



                                                                                 MORGAN STANLEY
                                                      MFS EMERGING               EMERGING MARKETS       WARBURG PINCUS
                                                      GROWTH  COM-               MARKETS EQUITY           SMALL COMPANY
                                                      PANIES PORTFOLIO             PORTFOLIO             VALUE PORTFOLIO
----------------------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND
EQAT ANNUAL EXPENSES                                            N/A                   N/A                  N/A
    Separate Account Annual Expenses
       Mortality and Expense Risk Fees                         .50%                  .50%                  .50%
       Other Expenses (8)                                      .84%                  .84%                  .84%
----------------------------------------------------------------------------------------------------------------------------
         Total Separate Account Annual Expenses
                                                              1.34 %                 1.34%               1.34%

EQAT ANNUAL EXPENSES
    Maximum Investment Advisory
    Fee                                                        .55%                 1.15%                  .65%
     Rule 12b-1 Fee                                            .25%                  .25%                  .25%
     Other Expenses (8)                                        .05%                  .35%                  .10%
----------------------------------------------------------------------------------------------------------------------------
       Total EQAT Annual Expenses (7)                          .85%                  1.75%               1.00%




                                                                                         MERRILL LYNCH
                                                           MERRILL LYNCH WORLD            BASIC VALUE
                                                           STRATEGY PORTFOLIO           EQUITY PORTFOLIO
--------------------------------------------------------------------------------------------------------------
MAXIMUM SEPARATE ACCOUNT AND
EQAT ANNUAL EXPENSES                                              N/A                        N/A
    Separate Account Annual Expenses
       Mortality and Expense Risk Fees                           .50%                        .50%
       Other Expenses (8)                                        .84%                        .84%
--------------------------------------------------------------------------------------------------------------
         Total Separate Account Annual Expenses
                                                                1.34%                       1.34%

EQAT ANNUAL EXPENSES
    Maximum Investment Advisory Fee
                                                                 .70%                        .55%
     Rule 12b-1 Fee                                              .25%                        .25%
     Other Expenses (8)                                          .25%                        .05%
--------------------------------------------------------------------------------------------------------------
       Total EQAT Annual Expenses (7)                           1.20%                        .85%


--------------
Notes:

(1) The contingent withdrawal charge is a percentage of specified contributions or amounts withdrawn, depending on the Contract. Important exceptions and limitations may eliminate or reduce the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 7.

(2) Many Contracts are exempt from this charge. The Annual Administrative Charge is the lesser of $30 or 2% of the Annuity Account Value. See "Annual Administrative Charge" in Part 7.

(3) The amounts shown in the Table under "Maximum Separate Account and HRT Annual Expenses," when added together, are not permitted to exceed a total annual rate of 1.75% of the value of the assets held in the Alliance Money Market, Alliance Common Stock, Alliance Aggressive Stock and Alliance Balanced Funds. For Series 100 Contracts, without this expense limitation, total Separate Account Annual Expenses plus HRT Annual Expenses for 1996 would have been 1.92%, 1.87%, 1.82%, and 1.90% for the Alliance Money Market, Alliance Common Stock, Alliance Aggressive Stock and Alliance Balanced Funds, respectively. For Series 200 Contracts, without this expense limitation, total Separate Account Annual Expenses plus HRT Annual Expenses for 1996 would have been 1.83%, 1.78%, 1.82%, and 1.81% for the Alliance Money Market, Alliance Common Stock, Alliance Aggressive Stock and Alliance Balanced Funds, respectively. For Series 100 Contracts Separate Account Annual Expenses are guaranteed not to exceed a total annual rate of 1.49% for the Alliance Money Market, Alliance Balanced and Alliance Common Stock Funds and an annual rate of 1.34% for all other Investment Funds. See "Limitation on Charges" in Part 7.

(4) Separate Account and HRT expenses are shown as a percentage of each Investment Fund's or Portfolio's average value. "Mortality and Expense Risk Fees" includes death benefit charges. "Other Expenses" under "Separate Account Annual Expenses" includes financial accounting expenses. See
     "Limitation on Charges," "Charges to Investment Funds" and "Charges to Portfolios" in Part 7.

(5) Effective May 1, 1997, a new Investment Advisory Agreement was entered into between HRT and Alliance Capital Management L.P., HRT's Investment Adviser, which effected changes in HRT's management fee and expense structure. See HRT's prospectus for more information.

     The tables above reflecting HRT's expenses are based on average portfolio net assets for the year ended December 31, 1996 and have been restated to reflect (i) the fees that would have been paid to Alliance if the current advisory agreement had been in effect as of January 1, 1996 and (ii) estimated accounting expenses for the year ending December 31, 1997. The amounts shown for the Alliance Small Cap Growth Portfolio, which will become available under the HRT on or about May 1, 1997 and for EQUI-VEST in early June 1997, is an estimate.

(6) The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the HRT. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. HRT's expenses are shown as a percentage of each Portfolio's average portfolio net assets. See "Charges to Portfolios" in Part 7.

(7) The EQAT funds were not available in 1996; therefore, these numbers reflect anticipated annualized expenses for 1997. The portfolios became available under the Trust on May 1, 1997 (except for the Morgan Stanley Emerging Markets Equity Fund which will become available on or about September 2,
     1997) and will be available in EQUI-VEST in early June 1997 (except for the Morgan Stanley Emerging Markets Equity Fund which will be available on or about September 2, 1997). EQ Financial Consultants, Inc. ("Manager")(see
     Part 2) has entered into an expense limitation agreement with EQAT, with respect to each Portfolio, ("Expense Limitation Agreements") pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio are limited to: .85% of the respective average daily net assets of the T. Rowe Price Equity Income, EQ/Putnam Growth & Income Value, MFS Research, MFS Emerging Growth Companies and Merrill Lynch Basic Value Equity Portfolios; .90% of the EQ/Putnam Balanced Portfolio's average daily net assets; 1.00% of the Warburg Pincus Small Company Value Portfolio's average daily net assets; 1.20% of the respective average daily net assets of the T. Rowe Price International Stock and Merrill Lynch World Strategy Portfolios; and 1.75% of the Morgan Stanley Emerging Markets Equity Portfolio's average daily net assets.

     Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by EQAT's Board of Trustees on a quarterly basis.

(8) Other expenses are after fee waivers or assumptions by EQ Financial Consultants pursuant to an expense limitation agreement. See the attached EQAT prospectus.

EXAMPLES: EQUI-VEST SERIES 100 AND 200
--------------------------------------

For each type of Series 100 and 200 Contract, the examples which follow show the expenses that a hypothetical Contract Owner would pay in the surrender and nonsurrender situations noted below, assuming a single contribution of $1,000 on the Contract Date invested in one of the Investment Funds listed and a 5% annual return on assets and no waiver of the contingent withdrawal charge.(1) For purposes of these examples, the annual administrative charge is computed by reference to the actual aggregate annual administrative charges as a percentage of the total assets held under all EQUI-VEST Contracts.

These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:

FOR IRA  (INCLUDING  CERTAIN QP IRA(2)),  SEP, EDC AND  PARTICIPANT-OWNED  HR-10
CONTRACTS:

                                                                     1 YEAR          3 YEARS            5 YEARS          10 YEARS
       -----------------------------------------------------------------------------------------------------------------------------
       Alliance Money Market                                         $81.06           $125.14            $164.99         $257.58
       Alliance Intermediate Government Securities                    82.83            130.50             174.03          276.55
       Alliance Quality Bond                                          82.73            130.20             173.53          275.50
       Alliance High Yield                                            83.52            132.57             177.53          283.83
       Alliance Growth & Income                                       82.93            130.79             174.54          277.59
       Alliance Equity Index                                          80.76            124.24             163.47          254.39
       Alliance Common Stock                                          81.06            125.14             164.99          257.58
       Alliance Global                                                84.21            134.65             181.02          291.06
       Alliance International                                         87.66            144.98             198.31          326.45
       Alliance Aggressive Stock                                      81.06            125.14             164.99          257.58
       Alliance Small Cap Growth                                      86.88            142.63               --               --
       Alliance Asset Allocation Series:
              Alliance Conservative Investors                         82.44            129.31             172.03          272.36
              Alliance Balanced                                       81.06            125.14             164.99          257.58
              Alliance Growth Investors                               82.83            130.50             174.03          276.55
       T. Rowe Price International Stock Portfolio                    88.85            148.51               --               --
       T. Rowe Price Equity Income Portfolio                          85.40            138.20               --               --
       EQ/Putnam Growth & Income Value Portfolio                      85.40            138.20               --               --
       EQ/Putnam Balanced Portfolio                                   85.89            139.68               --               --
       MFS Research Portfolio                                         85.40            138.20               --               --
       MFS Emerging Growth Companies Portfolio                        85.40            138.20               --               --
       Morgan Stanley Emerging Markets Equity Portfolio               94.27            164.55               --               --
       Warburg Pincus Small Company Value Portfolio                   86.88            142.63               --               --
       Merrill Lynch World Strategy Portfolio                         88.85            148.51               --               --
       Merrill Lynch Basic Value Equity Portfolio                     85.40            138.20               --               --



FOR TSA AND QP IRA CONTRACTS:(3)


                                                                  1 YEAR          3 YEARS            5 YEARS              10 YEARS
       -----------------------------------------------------------------------------------------------------------------------------
       Alliance Money Market                                       $74.87         $118.56            $164.99             $257.58
       Alliance Intermediate Government Securities                  76.66          123.96             174.03              276.55
       Alliance Quality Bond                                        76.56          123.66             173.53              275.50
       Alliance High Yield                                          77.35          126.05             177.53              283.83
       Alliance Growth & Income                                     76.76          124.28             174.54              277.59
       Alliance Equity Index                                        74.57          117.66             163.47              254.39
       Alliance Common Stock                                        74.87          118.56             164.99              257.58
       Alliance Global                                              78.05          128.14             181.02              291.06
       Alliance International                                       81.52          138.54             198.31              326.45
       Alliance Aggressive Stock                                    74.87          118.56             164.99              257.58
       Alliance Small Cap Growth                                    80.73          136.17              --                  --
       Alliance Asset Allocation Series:
              Alliance Conservative Investors                       76.26          122.76             172.03              272.36
              Alliance Balanced                                     74.87          118.56             164.99              257.58
              Alliance Growth Investors                             76.66          126.96             174.03              276.55
       T. Rowe Price International Stock Portfolio                  82.71          142.09              --                  --
       T. Rowe Price Equity Income Portfolio                        79.24          131.72              --                  --
       EQ/Putnam Growth & Income Value Portfolio                    79.24          131.72              --                  --
       EQ/Putnam Balanced Portfolio                                 79.74          133.20              --                  --
       MFS Research Portfolio                                       79.24          131.72              --                  --
       MFS Emerging Growth Companies Portfolio                      79.24          131.72              --                  --
       Morgan Stanley Emerging Markets Equity Portfolio             88.17          158.24              --                  --
       Warburg Pincus Small Company Value Portfolio                 80.73          136.17              --                  --
       Merrill Lynch World Strategy Portfolio                       82.71          142.09              --                  --
       Merrill Lynch Basic Value Equity Portfolio                   79.24          131.72              --                  --


FOR TRUSTEED AND NQ CONTRACTS:


                                                                      1 YEAR             3 YEARS            5 YEARS      10 YEARS
       -----------------------------------------------------------------------------------------------------------------------------
       Alliance Money Market                                          $74.87            $118.56            $162.15       $221.02
       Alliance Intermediate Government Securities                     76.66             123.96             171.77        240.65
       Alliance Quality Bond                                           76.56             123.66             171.23        239.56
       Alliance High Yield                                             77.35             126.05             175.49        248.18
       Alliance Growth & Income                                        76.76             124.26             172.30        241.73
       Alliance Equity Index                                           74.57             117.66             160.54        217.71
       Alliance Common Stock                                           74.87             118.56             162.15        221.02
       Alliance Global                                                 78.05             128.14             179.20        255.67
       Alliance International                                          81.52             138.54             197.58        292.30
       Alliance Aggressive Stock                                       74.87             118.56             162.15        221.02
       Alliance Small Cap Growth                                       80.73             136.17              --             --
       Alliance Asset Allocation Series:
              Alliance Conservative Investors                          76.26             122.76             169.64        236.32
              Alliance Balanced                                        74.87             118.56             162.15        221.02
              Alliance Growth Investors                                76.66             123.96             171.77        240.65
       T. Rowe Price International Stock Portfolio                     82.71             142.09              --             --
       T. Rowe Price Equity Income Portfolio                           79.24             131.72              --             --
       EQ/Putnam Growth & Income Value Portfolio                       79.24             131.72              --             --
       EQ/Putnam Balanced Portfolio                                    79.74             133.20              --             --
       MFS Research Portfolio                                          79.24             131.72              --             --
       MFS Emerging Growth Companies Portfolio                         79.24             131.72              --             --
       Morgan Stanley Emerging Markets Equity Portfolio                88.17             158.24              --             --
       Warburg Pincus Small Company Value Portfolio                    80.73             136.17              --             --
       Merrill Lynch World Strategy Portfolio                          82.71             142.09              --             --
       Merrill Lynch Basic Value Equity Portfolio                      79.24             131.72              --             --



IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:

FOR ALL SERIES 100 AND 200 CONTRACTS:


                                                               1 YEAR             3 YEARS            5 YEARS          10 YEARS
       ---------------------------------------------------------------------------------------------------------------------------
       Alliance Money Market                                   $19.21             $59.42            $102.15            $221.02
       Alliance Intermediate Government Securities              21.10              65.14             111.77             240.65
       Alliance Quality Bond                                    20.99              64.82             111.23             239.56
       Alliance High Yield                                      21.83              67.36             115.49             248.18
       Alliance Growth & Income                                 21.20              65.46             112.30             241.73
       Alliance Equity Index                                    18.89              58.47             100.54             217.71
       Alliance Common Stock                                    19.21              59.42             102.15             221.02
       Alliance Global                                          22.57              69.57             119.20             255.67
       Alliance International                                   26.24              80.60             137.58             292.30
       Alliance Aggressive Stock                                19.21              59.42             102.15             221.02
       Alliance Small Cap Growth                                25.40              78.09              --                  --
       Alliance Asset Allocation Series:
              Alliance Conservative Investors                   20.68              83.87             109.64             236.32
              Alliance Balanced                                 19.21              59.42             102.15             221.02
              Alliance Growth Investors                         21.10              65.14             111.77             240.65
       T. Rowe Price International Stock Portfolio              27.50              84.36              --                  --
       T. Rowe Price Equity Income Portfolio                    23.83              73.36              --                  --
       EQ/Putnam Growth & Income Value Portfolio                23.83              73.36              --                  --
       EQ/Putnam Balanced Portfolio                             24.35              74.94              --                  --
       MFS Research Portfolio                                   23.83              73.36              --                  --
       MFS Emerging Growth Companies Portfolio                  23.83              73.36              --                  --
       Morgan Stanley Emerging Markets Equity Portfolio         33.27             101.48              --                  --
       Warburg Pincus Small Company Value Portfolio             25.40              78.09              --                  --
       Merrill Lynch World Strategy Portfolio                   27.50              84.36              --                  --
       Merrill Lynch Basic Value Equity Portfolio               23.83              73.36              --                  --


---------------------

(1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial annuity payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Distribution Options" in Part 6. In some cases, charges for state premium or other taxes will be deducted from the amount applied, if applicable.

(2) These expenses also apply to a Series 100 or 200 QP IRA purchased in a state where group Contracts are issued.

(3) These expenses apply only to a Series 100 or 200 QP IRA purchased in a state where individual Contracts are issued.


TABLE 3: EQUI-VEST SERIES 300 AND 400

Description of Expenses
--------------------------------------

CONTRACT OWNER TRANSACTION EXPENSES
     SALES LOAD ON PURCHASES....................................................        NONE
     MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1) ..................................        6%
     MAXIMUM/CURRENT ANNUAL ADMINISTRATIVE CHARGE (2) ..........................        $65/30
     MAXIMUM/CURRENT THIRD PARTY TRANSFER OR EXCHANGE FEE (3) ..................        $65/25 PER OCCURRENCE

SEPARATE ACCOUNT ANNUAL EXPENSES
     Mortality and Expense Risk Fees (including Death Benefit Charges)..........        1.10%
     Other Expenses (4).........................................................         .25%
                                                                                        -----
          Total Separate Account Annual Expenses (5)............................        1.35%
                                                                                        -----


                                                                               ALLIANCE
                                                             ALLIANCE        INTERMEDIATE       ALLIANCE
                                                              MONEY           GOVERNMENT         QUALITY         ALLIANCE
                                                              MARKET          SECURITIES          BOND          HIGH YIELD
---------------------------------------------------------------------------------------------------------------------------------
HRT ANNUAL EXPENSES:
    Investment Advisory Fees                                    0.35%          0.50%             0.53%            0.60%
    Other Expenses                                              0.04%          0.09%             0.05%            0.06%
---------------------------------------------------------------------------------------------------------------------------------
    Total HRT Annual Expenses (6)(7)                            0.39%          0.59%             0.58%            0.66%




                                                           ALLIANCE        ALLIANCE          ALLIANCE
                                                            GROWTH          EQUITY            COMMON
                                                           & INCOME         INDEX              STOCK
------------------------------------------------------------------------------------------------------------
HRT ANNUAL EXPENSES:
    Investment Advisory Fees                                 0.55%            0.33%            0.38%
    Other Expenses                                           0.05%            0.05%            0.03%
------------------------------------------------------------------------------------------------------------
    Total HRT Annual Expenses (6)(7)                         0.60%            0.38%            0.41%



                                                                                               ALLIANCE            ALLIANCE
                                                         ALLIANCE           ALLIANCE          AGGRESSIVE          SMALL CAP
                                                          GLOBAL         INTERNATIONAL           STOCK              GROWTH
-----------------------------------------------------------------------------------------------------------------------------------
HRT ANNUAL EXPENSES:
    Investment Advisory Fees                              0.65%             0.90%             0.55%                0.90%
    Other Expenses                                        0.08%             0.18%             0.03%                0.10%
-----------------------------------------------------------------------------------------------------------------------------------
    Total HRT Annual Expenses (6)(7)                      0.73%             1.08%             0.58%                1.00%



                                                             ALLIANCE                            ALLIANCE
                                                           CONSERVATIVE         ALLIANCE          GROWTH
                                                            INVESTORS           BALANCED         INVESTORS
---------------------------------------------------------------------------------------------------------------
HRT ANNUAL EXPENSES:
    Investment Advisory Fees                                  0.48%              0.42%             0.53%
    Other Expenses                                            0.07%              0.05%             0.06%
---------------------------------------------------------------------------------------------------------------
    Total HRT Annual Expenses (6)(7)                          0.55%              0.47%             0.59%




                                                      T. ROWE PRICE      T. ROWE PRICE EQUITY        EQ/PUTNAM GROWTH &
                                                   INTERNATIONAL STOCK          INCOME                  INCOME VALUE
                                                        PORTFOLIO              PORTFOLIO                  PORTFOLIO
---------------------------------------------------------------------------------------------------------------------------------
EQAT ANNUAL EXPENSES
    Maximum Investment
       Advisory Fee                                    .75%                    .55%                        .55%
    Rule 12b-1 Fee                                     .25%                    .25%                        .25%
    Other Expenses (9)                                 .20%                    .05%                        .05%
---------------------------------------------------------------------------------------------------------------------------------
    Total EQAT Annual Expenses (8)                    1.20%                    .85%                        .85%



                                                        EQ/ PUTNAM BALANCED
                                                             PORTFOLIO                MFS RESEARCH
                                                                                        PORTFOLIO
---------------------------------------------------------------------------------------------------------
EQAT ANNUAL EXPENSES
    Maximum Investment
       Advisory Fee                                           .55%                       .55%
    Rule 12b-1 Fee                                            .25%                       .25%
    Other Expenses (9)                                        .10%                       .05%
---------------------------------------------------------------------------------------------------------
    Total EQAT Annual Expenses (8)                            .90%                       .85%



                                                                              MORGAN STANLEY
                                                  MFS EMERGING GROWTH COM-   EMERGING MARKETS    WARBURG PINCUS SMALL COMPANY
                                                  PANIES PORTFOLIO           EQUITY PORTFOLIO           VALUE PORTFOLIO

---------------------------------------------------------------------------------------------------------------------------------
EQAT ANNUAL EXPENSES
    Maximum Investment
       Advisory Fee                                        .55%                   1.15%                      .65%
    Rule 12b-1 Fee                                         .25%                    .25%                      .25%
    Other Expenses (9)                                     .05%                    .35%                      .10%
---------------------------------------------------------------------------------------------------------------------------------
    Total EQAT Annual Expenses (8)                         .85%                   1.75%                     1.00%



                                                                                 MERRILL LYNCH BASIC
                                                         MERRILL LYNCH              VALUE EQUITY
                                                         WORLD STRATEGY               PORTFOLIO
                                                           PORTFOLIO
-------------------------------------------------------------------------------------------------------
EQAT ANNUAL EXPENSES
    Maximum Investment
       Advisory Fee                                         .75%                       .55%
    Rule 12b-1 Fee                                          .25%                       .25%
    Other Expenses (9)                                      .25%                       .05%
-------------------------------------------------------------------------------------------------------
    Total EQAT Annual Expenses (8)                         1.20%                       .85%


Notes:

(1) The contingent withdrawal charge is a percentage of specified contributions. See "Contingent Withdrawal Charge" in Part 7. Important exceptions and limitations may eliminate or reduce the contingent withdrawal charge.

(2) The Annual Administrative Charge is the lesser of $30 or 2% of the Annuity Account Value (adjusted to include any withdrawals made during that year) during the first two Contract Years; and $30 for each Contract Year thereafter. See "Annual Administrative Charge" in Part 7. We reserve the right to increase this fee in the future if our administrative costs increase, but such fee may not exceed an annual maximum of $65, subject to applicable law.
(3) There is a Third Party Transfer or Exchange Fee of $25
     per occurrence. We reserve the right to increase this fee in the future, but such fee may not exceed a maximum of $65 per occurrence, subject to applicable law.
(4) For a limited  period of time,  we will  charge  .24%
     against the assets of the Alliance Intermediate Government Securities, Alliance Quality Bond, Alliance High Yield, Alliance Growth & Income, Alliance Equity Index, Alliance Global, Alliance International, Alliance Small Cap Growth, Alliance Conservative Investors and Alliance Growth Investors Funds for expenses.
(5) The amounts shown in the table under "Total Separate Account Annual Expenses" are not permitted to exceed a total annual rate of 1.35% of the value of the assets held in the Investment Funds. Separate Account expenses are shown as a percentage of each Investment Fund's average value. See "Limitation on Charges" in Part 7.
(6) Effective May 1, 1997, a new Investment Advisory Agreement was entered into between HRT and Alliance Capital Management L.P., HRT's Investment Adviser, which effected changes in HRT's management fee and expense structure. See HRT's prospectus for more information.

     The tables above reflecting HRT's expenses are based on average portfolio net assets for the year ended December 31, 1996 and have been restated to reflect (i) the fees that would have been paid to Alliance if the current advisory agreement had been in effect as of January 1, 1996 and (ii) estimated accounting expenses for the year ending December 31, 1997. The amount shown for the Alliance Small Cap Growth Portfolio, which will be available under the HRT on or about May 1, 1997 and for EQUI-VEST in early June 1997, is an estimate.

(7) The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the HRT. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. The HRT's expenses are shown as a percentage of each Portfolio's average portfolio net assets. See "Charges to Portfolios" in Part 7.

(8) The EQAT funds were not available in 1996; therefore, these numbers reflect anticipated annualized expenses for 1997. The portfolios became available under the Trust on May 1, 1997 (except for the Morgan Stanley Emerging Markets Equity Fund which will become available on or about September 2,
     1997) and will be available in EQUI-VEST in early June 1997 (except for the Morgan Stanley Emerging Markets Equity Fund which will become available on or about September 2, 1997). The Manager (see Part 2) has entered into an expense limitation agreement with EQAT, with respect to each Portfolio, ("Expense Limitation Agreements") pursuant to which the Manager has agreed to waive or limit its fees and to assume other expenses so that the total annual operating expenses of each Portfolio are limited to: .85% of the respective average daily net assets of the T. Rowe Price Equity Income, EQ/Putnam Growth & Income Value, EQ/Putnam Investors Growth, MFS Research, MFS Emerging Growth Companies and Merrill Lynch Basic Value Equity Portfolios; .90% of the EQ/Putnam Balanced Portfolio's average daily net assets; 1.00% of the Warburg Pincus Small Company Value Portfolio's average daily net assets; 1.20% of the respective average daily net assets of the
     T. Rowe Price International Stock, EQ/Putnam International Equity and Merrill Lynch World Strategy Portfolios; and 1.75% of the Morgan Stanley Emerging Markets Equity Portfolio's average daily net assets.

     Each Portfolio may at a later date reimburse to the Manager the management fees waived or limited and other expenses assumed and paid by the Manager pursuant to the Expense Limitation Agreement provided such Portfolio has reached a sufficient asset size to permit such reimbursement to be made without causing the total annual expense ratio of each Portfolio to exceed the percentage limits stated above. Consequently, no reimbursement by a Portfolio will be made unless: (i) the Portfolio's assets exceed $100 million; (ii) the Portfolio's total annual expense ratio is less than the respective percentages stated above; and (iii) the payment of such reimbursement has been approved by EQAT's Board of Trustees on a quarterly basis.

(9) Other expenses are after fee waivers or assumptions by EQ Financial Consultants pursuant to an expense limitation agreement. See the attached EQAT prospectus.

EXAMPLES: EQUI-VEST SERIES 300 AND 400
--------------------------------------

     For each type of Series 300 and 400 Contract, the examples which follow show the expenses that a hypothetical Contract Owner would pay in the surrender and nonsurrender situations noted below, assuming a single contribution of $1,000 on the Contract Date invested in one of the Investment Funds listed, a 5% annual return on assets and no waiver of the contingent withdrawal charge.(1) For purposes of these examples, the annual administrative charge is computed by reference to the actual aggregate annual administrative charges as a percentage of the total assets held under all EQUI-VEST Contracts.

     These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

     IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:



                                                             1 YEAR             3 YEARS            5 YEARS             10 YEARS
       -------------------------------------------------------------------------------------------------------------------------
       Alliance Money Market                                 $74.77            $118.26            $161.61            $219.92
       Alliance Intermediate Government Securities            76.66             123.96             171.77             240.65
       Alliance Quality Bond                                  76.56             123.66             171.23             239.56
       Alliance High Yield                                    77.35             126.05             175.49             248.18
       Alliance Growth & Income                               76.76             124.26             172.30             241.73
       Alliance Equity Index                                  74.57             117.66             160.54             217.71
       Alliance Common Stock                                  74.97             118.86             162.68             222.12
       Alliance Global                                        78.05             128.14             179.20             255.67
       Alliance International                                 81.52             138.54             197.58             292.30
       Alliance Aggressive Stock                              76.66             123.96             171.77             240.65
       Alliance Small Cap Growth                              80.73             136.17              --                 --
       Alliance Asset Allocation Series:
              Alliance Conservative Investors                 76.26             122.76             169.64             236.32
              Alliance Balanced                               75.57             120.67             165.90             228.69
              Alliance Growth Investors                       76.66             123.96             171.77             240.65
       T. Rowe Price International Stock Portfolio            82.71             142.09              --                 --
       T. Rowe Price Equity Income Portfolio                  79.24             131.72              --                 --
       EQ/Putnam Growth & Income Value Portfolio              79.24             131.72              --                 --
       EQ/Putnam Balanced Portfolio                           79.74             133.20              --                 --
       MFS Research Portfolio                                 79.24             131.72              --                 --
       MFS Emerging Growth Companies Portfolio                79.24             131.72              --                 --
       Morgan Stanley Emerging Markets Equity Portfolio       88.17             158.24              --                 --
       Warburg Pincus Small Company Value Portfolio           80.73             136.17              --                 --
       Merrill Lynch World Strategy Portfolio                 82.71             142.09              --                 --
       Merrill Lynch Basic Value Equity Portfolio             79.24             131.72              --                 --


     IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:



                                                                1 YEAR             3 YEARS            5 YEARS           10 YEARS
       ----------------------------------------------------------------------------------------------------------------------------
       Alliance Money Market                                    $19.10             $59.10            $101.61            $219.92
       Alliance Intermediate Government Securities               21.10              65.14             111.77             240.65
       Alliance Quality Bond                                     20.99              64.82             111.23             239.56
       Alliance High Yield                                       21.83              67.36             115.49             248.18
       Alliance Growth & Income                                  21.20              65.46             112.30             241.73
       Alliance Equity Index                                     18.89              58.47             100.54             217.71
       Alliance Common Stock                                     19.31              59.74             102.68             222.12
       Alliance Global                                           22.57              69.57             119.20             255.67
       Alliance International                                    26.24              80.60             137.58             292.30
       Alliance Aggressive Stock                                 21.10              65.14             111.77             240.65
       Alliance Small Cap Growth                                 25.40              78.09              --                 --
       Alliance Asset Allocation Series:
              Alliance Conservative Investors                    20.68              63.87             109.64             236.32
              Alliance Balanced                                  19.94              61.65             105.90             228.69
              Alliance Growth Investors                          21.10              65.14             111.77             240.65
       T. Rowe Price International Stock Portfolio               27.50              84.36              --                 --
       T. Rowe Price Equity Income Portfolio                     23.83              73.36              --                 --
       EQ/Putnam Growth & Income Value Portfolio                 23.83              73.36              --                 --
       EQ/Putnam Balanced Portfolio                              24.35              74.94              --                 --
       MFS Research Portfolio                                    23.83              73.36              --                 --
       MFS Emerging Growth Companies Portfolio                   23.83              73.36              --                 --
       Morgan Stanley Emerging Markets Equity Portfolio          33.27             101.48              --                 --
       Warburg Pincus Small Company Value Portfolio              25.40              78.09              --                 --
       Merrill Lynch World Strategy Portfolio                    27.50              84.36              --                 --
       Merrill Lynch Basic Value Equity Portfolio                23.83              73.86              --                 --


---------------------

(1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial annuity payment is less than $20, we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Distribution Options" in Part 6. In some cases, charges for state premium or other taxes will be deducted from the amount applied, if applicable.

--------------------------------------------------------------------------------


                         PART 2: SEPARATE ACCOUNT A AND
                              ITS INVESTMENT FUNDS


--------------------------------------------------------------------------------


SEPARATE ACCOUNT A


Separate Account A is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940 (1940 ACT). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has many Investment Funds, each of which invests in Class IA or Class IB shares of a corresponding Portfolio of either HRT or EQAT, respectively. You may allocate some or all contributions among the Investment Funds.


The assets of the Separate Account are our property. As a separate account under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the contracts will not be chargeable with liabilities arising out of any other business we may conduct. Accordingly, income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We are the issuer of the contracts, and the obligations set forth in the contracts (other than those of Annuitants or Contract Owners) are our obligations.

In addition to contributions made under your contracts, we may allocate to the Separate Account monies received under other annuity contracts, certificates or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Contracts or to other contracts, certificates or agreements, or we may transfer them to our general account.

We reserve the right, subject to compliance with applicable law, including approval of Contract Owners, Participants and Plan Trustees if required, (1) to add new Investment Funds (or subdivisions of Investment Funds) to, or remove Investment Funds (or subdivisions of Investment Funds) from, the Separate Account, (2) to combine any two or more Investment Funds or subdivisions thereof, (3) to transfer assets determined by us to be the proportionate share of the class to which the contracts belong from any of the Investment Funds to another Investment Fund by withdrawing the same percentage of each investment in that Investment Fund with appropriate adjustments to avoid odd lots and fractions, (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act (which may be directed by a committee which may be composed of a majority of persons who are "interested persons" of Equitable Life under the 1940 Act, which committee may be discharged by us at any time) or in any other form permitted by law, including a form that allows us to make direct investments, (5) to deregister the Separate Account under the 1940 Act, (6) to cause one or more Investment Funds to invest in a mutual fund other than or in addition to HRT and EQAT, (7) to discontinue the sale of contracts, (8) to terminate any employer or plan trustee agreement pursuant to its terms and (9) to restrict or eliminate any voting rights of Contract Owners or other people who have voting rights that affect the Separate Account.

If any changes are made that result in a material change in the underlying investments of an Investment Fund, Contract Owners will be notified. We may make other changes in the contracts that do not reduce any Cash Value, annuity benefit, Annuity Account Value, or other accrued rights or benefits.


TRUSTS

HRT and EQAT include the separate sets of investment portfolios (listed below) in which the Investment Funds of the Separate Account invest according to the contribution allocations of Contract Owners. Following are the portfolios of the
Trusts:

-------------------------------------     -----------------------------------
             HRT PORTFOLIOS                        EQAT PORTFOLIOS
-------------------------------------     -----------------------------------
o Alliance Money Market                   o T. Rowe Price International Stock
o Alliance Intermediate Government        o T. Rowe Price Equity Income
  Securities                              o EQ/Putnam Growth & Income Value
o Alliance Quality Bond                   o EQ/Putnam Balanced
o Alliance High Yield                     o MFS Research
o Alliance Growth & Income                o MFS Emerging Growth Companies
o Alliance Equity Index                   o Morgan Stanley Emerging Markets
o Alliance Common Stock                     Equity
o Alliance Global                         o Warburg Pincus Small Company Value
o Alliance International                  o Merrill Lynch World Strategy
o Alliance Aggressive Stock               o Merrill Lynch Basic Value Equity
o Alliance Small Cap Growth

Alliance Asset Allocation Series:
o Alliance Conservative
  Investors
o Alliance Balanced
o Alliance Growth Investors
-----------------------------------------


THE HUDSON RIVER TRUST


HRT is an open-end, diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of HRT. HRT commenced operations in January 1976 with a predecessor of its Common Stock Portfolio. HRT does not impose a sales charge or "load" for buying and selling its shares as a part of an EQUI-VEST Contract or to support a variable annuity distribution option available under an SPDA Contract. All dividend distributions to HRT are reinvested in full and fractional shares of the Portfolio to which they relate. Each HRT-related Fund invests in Class IA shares of a corresponding HRT portfolio.

More detailed information about HRT, its investment objectives, policies, restrictions, risks, expenses, multiple class distribution system and all other aspects of its operations, appears in the HRT prospectus or in its Statement of Additional Information, which is available upon request.

ALLIANCE CAPITAL MANAGEMENT L.P.,
HRT'S MANAGER AND INVESTMENT ADVISER

HRT is managed and advised by Alliance Capital Management L.P. (ALLIANCE), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Alliance, an indirect, majority-owned subsidiary of Equitable Life, is a publicly traded limited partnership. On December 31, 1996, Alliance was managing over $182.8 billion in assets. Alliance acts as investment adviser to various separate accounts and general accounts of Equitable and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowments funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.


Alliance's record as an investment manager is based, in part, on its ability to provide a diversity of investment services to domestic, international and global markets. Alliance prides itself on its ability to attract and retain a quality, professional work force. Alliance employs 194 investment professionals, including 83 research analysts. Portfolio managers have average investment experience of more than 15 years.

Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.


EQ ADVISORS TRUST

EQAT is an open-end management investment company registered under the 1940 Act. As a "series" type of mutual fund, EQAT issues shares of beneficial interest that are divided among several EQAT Portfolios. Each EQAT Portfolio is a separate series of EQAT with its own objective and policies. All of the Portfolios, except for the Morgan Stanley Emerging Markets Equity Portfolio and Merrill Lynch World Strategy Portfolio, are diversified for 1940 Act purposes. The Trustees of EQAT may establish additional Portfolios at any time. Class IB shares are subject to distribution fees imposed pursuant to a distribution plan adopted pursuant to Rule 12b-1 under the 1940 Act. See the attached EQAT prospectus for more details regarding such fees.

EQAT does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to EQAT are reinvested in full and fractional shares of the Portfolio to which they relate. Each EQAT-related Fund invests in Class IB shares of a corresponding EQAT portfolio. EQAT is managed by EQ Financial Consultants, Inc. ("Manager") which directs the day-to-day operations of each EQAT Portfolio. Rowe Price-Fleming International, Inc., T. Rowe Price Associates, Inc., Putnam

Investment Management, Inc., Massachusetts Financial Services Company, Morgan Stanley Asset Management, Inc., Warburg, Pincus Counsellors, Inc. and Merrill Lynch Asset Management, L.P. serve as the investment advisers (each an "EQAT Advisor" and together the "EQAT Advisors") to one or more of the EQAT Portfolios.

More detailed information about the EQAT, its investment objectives, policies, restrictions, risks, expenses, multiple class distribution system and all other aspects of its operations, appears in EQAT's prospectus which is attached to this prospectus), or in EQAT's Statement of Additional Information, which is available upon request. EQAT was recently organized and has had no operations prior to the date of this prospectus.

EQAT'S MANAGER

The Manager, subject to the supervision and direction of the Trustees of EQAT, has overall responsibility for the general management and administration of the Trust. The Manager is an investment adviser registered under the Investment Advisers Act of 1940, as amended, and a broker-dealer registered under the Securities Exchange Act of 1934, as amended ("1934 Act"). The Manager currently furnishes specialized investment advice to other clients, including individuals, pension and profit sharing plans, trusts, charitable organizations, corporations, and other business entities. The Manager is a Delaware corporation and an indirect, wholly owned subsidiary of Equitable Life.

The Manager is responsible for providing investment management and administrative services to EQAT and in the exercise of such responsibility selects, subject to review and approval by EQAT's Trustees, the investment advisers for EQAT's Portfolios and monitors the EQAT Advisers' investment programs and results, reviews brokerage matters, oversees compliance by EQAT with various federal and state statutes, and carries out the directives of its Board of Trustees.

Pursuant to an investment advisory agreement with the Manager, each EQAT Adviser furnishes continuously an investment program for each of its Portfolios, makes investment decisions on behalf of its EQAT Portfolios, places all orders for the purchase and sale of investments for the Portfolio's account with brokers or dealers selected by such Adviser and may perform certain limited related administrative functions.

The assets of each Portfolio are allocated currently among the EQAT Advisers. If an EQAT Portfolio shall at any time have more than one EQAT Adviser, the allocation of an EQAT Portfolio's assets among EQAT Advisers may be changed at any time by the Manager. EQ Financial Consultants, Inc.'s main office is located at 1755 Broadway, New York, New York 10019.

EQAT'S INVESTMENT ADVISERS

Rowe Price-Fleming International, Inc.; T. Rowe Price Associates, Inc.; Putnam Investment Management, Inc.; Massachusetts Financial Services Company; Morgan Stanley Asset Management, Inc.; Warburg, Pincus Counsellors, Inc.; and Merrill Lynch Asset Management, L.P. serve as EQAT Advisers only for their respective EQAT Portfolios.

MERRILL LYNCH ASSET MANAGEMENT L.P.

Founded in 1976, MLAM is a dedicated asset management affiliate of Merrill Lynch & Co., Inc., a financial management and advisory company with more than a century of experience. As of December 31, 1996, MLAM along with its advisory affiliates held approximately $234 billion in investment company and other portfolio assets under management. MLAM Manages Merrill Lynch Basic Value Equity, a domestic equity fund, and Merrill Lynch World Strategy, a global flexible allocation fund.

MFS INVESTMENT MANAGEMENT

MFS Investment Management is America's oldest mutual fund organization, whose assets under management as of December 31, 1996 were in excess of $52 billion on behalf of more than 1.8 million investors. MFS manages MFS Research, a domestic equity fund, and MFS Emerging Growth Companies, an aggressive equity fund.

MORGAN STANLEY ASSET MANAGEMENT INC.

Morgan Stanley Asset Management and its affiliated investment management companies, managed approximately $170 billion of assets as of December 31, 1996. Morgan Stanley Asset Management manages Morgan Stanley Emerging Markets Equity, an international equity fund.

PUTNAM INVESTMENTS

This mutual fund manager was founded in 1937 and had more than $173 billion in assets under management as of December 31, 1996. Putnam manages EQ/Putnam Growth & Income Value, a domestic equity fund, and EQ/Putnam Balanced, a balanced stock and bond fund.

T. ROWE PRICE ASSOCIATES, INC. AND ROWE PRICE-FLEMING INTERNATIONAL, INC.

Founded in 1937, T. Rowe Price provides investment management to both individuals and institutions. With its affiliates, assets under management were over $95 billion as of December 31, 1996. T. Rowe Price manages T. Rowe Price Equity Income, a domestic equity fund. Rowe Price-Fleming International, Inc., founded as a joint venture between T. Rowe Price and Robert Fleming Holdings, Ltd., manages T. Rowe Price International Stock, an international equity fund.

WARBURG PINCUS

Warburg Pincus is a professional investment counseling firm serving investment companies, employee benefit plans, endowment funds and individuals. Assets under management were approximately $18 billion as of December 31, 1996. Warburg Pincus manages Warburg Pincus Small Company Value, an aggressive equity fund.

Additional information regarding each of the companies which serve as an EQAT Adviser appears in the EQAT prospectus, attached at the end of this prospectus.



INVESTMENT POLICIES AND OBJECTIVES OF THE TRUSTS' PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved.

The policies and objectives of the Trusts' Portfolios are as follows:


              PORTFOLIO               TRUST                   INVESTMENT POLICY                               OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
Alliance Money
    Market.............................HRT       Primarily high-quality short-term money          High level of current income while
                                                    market instruments.                            preserving assets and maintaining
                                                                                                   liquidity.
Alliance Intermediate
   Government                                    Primarily debt securities issued or              High current income consistent
   Securities..........................HRT          guaranteed by the U.S. Government, its         with relative stability of
                                                    agencies and instrumentalities.  Each          principal.
                                                    investment will have a final maturity of
                                                    not more than 10 years or a
                                                    duration not exceeding that
                                                    of a 10-year Treasury note.
Alliance Quality
   Bond ...............................HRT       Primarily investment grade fixed-income          High current income consistent
                                                    securities.                                    with preservation of capital.
Alliance High
   Yield...............................HRT       Primarily a diversified mix of high-yield,       High return by maximizing current
                                                    fixed-income securities involving greater      income and, to the extent
                                                    volatility of price and risk of principal      consistent with that objective,
                                                    and income than high-quality fixed-            capital appreciation.
                                                    income securities.  The medium- and
                                                    lower-quality debt securities in which
                                                    the Portfolio may invest are known as
                                                    "junk bonds."
Alliance Growth &
   Income .............................HRT       Primarily income producing common                High total return through a
                                                    stocks and securities convertible into         combination of current income
                                                    common stocks.                                 and capital appreciation.
Alliance Equity
   Index...............................HRT       Selected securities in the S&P 500 Index         Total return performance (before
                                                    (the "Index") which the adviser believes       trust expenses and Separate
                                                    will, in the aggregate, approximate the        Account annual expenses) that
                                                    performance results of the Index.              approximates the investment
                                                                                                   performance of the Index
                                                                                                   (including  reinvestment of
                                                                                                   dividends) at risk level
                                                                                                   consistent  with that of the
                                                                                                   Index.




            PORTFOLIO                TRUST                   INVESTMENT POLICY                            OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
Alliance Common
   Stock...............................HRT       Primarily common stock and other equity-        Long-term growth of capital and
                                                    type instruments.                                increasing income.
Alliance Global .......................HRT       Primarily equity securities of non-United       Long-term growth of capital.
                                                    States as well as United
                                                    States companies.
Alliance International.................HRT       Primarily equity securities selected            Long-term growth of capital.
                                                    principally to permit participation in
                                                    non-United States companies with
                                                    prospects of growth.
Alliance Aggressive
   Stock...............................HRT       Primarily common stocks and other               Long-term growth of capital.
                                                    equity-type securities issued by medium-
                                                    and other smaller-sized companies with
                                                    strong growth potential.
Alliance Small Cap
   Growth .............................HRT       Primarily common stocks and other               Long-term growth of capital.
                                                    equity-type securities issued by
                                                    smaller-sized companies with
                                                    strong growth potential.
Alliance Asset Allocation Series:
Alliance Conservative
   Investors.........................HRT        Diversified mix of publicly traded, fixed-       High total return without, in the
                                                   income and equity securities; asset mix          adviser's opinion, undue risk to
                                                   and security selection are primarily             principal.
                                                   based upon factors expected to reduce
                                                   risk.  The Portfolio is generally expected
                                                   to hold approximately 70% of its assets
                                                   in fixed-income securities and 30% in
                                                   equity securities.
Alliance Balanced....................HRT        Primarily common stocks, publicly traded         High return through a combination
                                                   debt securities and high-quality money           of current income and capital
                                                   market instruments.  The Portfolio is            appreciation.
                                                   generally expected to hold 50% of its
                                                   assets in equity securities and 50% in
                                                   fixed-income securities.
Alliance Growth
   Investors.........................HRT        Diversified mix of publicly traded, fixed-       High total return consistent with
                                                   income and equity securities; asset mix          the adviser's determination of
                                                   and security selection based upon factors        reasonable risk.
                                                   expected to increase possibility of high
                                                   long-term return.  The Portfolio is
                                                   generally expected to hold approximately
                                                   70% of its assets in equity securities and
                                                   30% in fixed-income securities.
T. Rowe Price
   International Stock ..............EQAT       Primarily common stocks of established           Long-term growth of capital.
                                                   non-United States companies
T. Rowe Price Equity
   Income............................EQAT       Primarily dividend paying common stocks          Substantial dividend income and
                                                   of established companies.                        also capital appreciation.





            PORTFOLIO                TRUST                INVESTMENT POLICY                                OBJECTIVE
------------------------------------------------------------------------------------------------------------------------------------
EQ/Putnam Growth
   & Income Value
   Portfolio.........................EQAT       Primarily common stocks that offer poten-            Capital growth and secondarily,
                                                   tial for capital growth and may, consis-             current income.
                                                   tent with the Portfolio's investment
                                                   objective, invest in common stocks that
                                                   offer potential for current income.

EQ/Putnam Balanced ..................EQAT       A well-diversified portfolio of stocks and           Balanced investment.
                                                  bonds that will produce both capital
                                                  growth and current income.

MFS Research ........................EQAT       A substantial portion of assets invested in          Long-term growth of capital.
                                                   common stock or securities convertible
                                                   into common stock of companies believed by the
                                                   Portfolio adviser to possess better than
                                                   average prospects for long-term growth.
MFS Emerging Growth
   Companies.........................EQAT       Primarily in common stocks of emerging               Long-term growth of capital.
                                                   growth companies that the Portfolio
                                                   adviser believes are early in their life
                                                   cycle but which have the potential to become
                                                   major enterprises.
Morgan Stanley
   Emerging Markets
   Equity............................EQAT       Primarily equity securities of emerging              Long-term capital appreciation.
                                                   market country  (i.e. foreign) issuers.
Warburg Pincus Small
   Company Value ....................EQAT       Primarily in a portfolio of equity securities        Long-term capital appreciation.
                                                   of small capitalization companies (i.e.,
                                                   companies having market capitalizations
                                                   of $1 billion or less at the time of initial
                                                   purchase) that the Portfolio adviser considers
                                                   to be relatively undervalued.
Merrill Lynch World
   Strategy..........................EQAT       Primarily equity and fixed income securities,        High total investment return.
                                                   including convertible securities, of
                                                   U.S. and foreign issuers.

Merrill Lynch Basic
   Value Equity......................EQAT       Securities, primarily equities, that the             Capital appreciation and,
                                                   Portfolio adviser believes are undervalued          secondarily income.
                                                   and therefore represent basic investment
                                                   value.


--------------------------------------------------------------------------------
                         PART 3: INVESTMENT PERFORMANCE


--------------------------------------------------------------------------------

INVESTMENT FUND PERFORMANCE



In order to help show how the actual performance of Investment Funds has affected the Annuity Account Values, the following tables provide a historical view of investment performance for each of the Funds included. The information presented includes performance results along with data representing unmanaged market indices and similarly managed funds.

HRT PORTFOLIOS

The performance for all periods has been adjusted to reflect the Separate Account asset charges as well as applicable Trust expenses. No performance is shown for the Alliance Small Cap Growth Fund. See "EQAT Portfolios and Alliance Small Cap Growth Portfolio," below, for details.

Performance data for the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock Funds shown in this section include periods prior to December 18, 1987, when four predecessor open-end management separate accounts were reorganized into the Separate Account in unit investment trust form. (See Part 6 of the SAI.) The "since inception" figures are based on the date of inception of the predecessor separate accounts. Also, the performance data shown from December 18, 1987 through December 31, 1990 reflects the investment results of The Equitable Trust, which was replaced by HRT on September 6, 1991. The investment objectives and policies of the Portfolios are substantially similar to those of the corresponding portfolios of The Equitable Trust. At all times, Equitable Life and/or one of its subsidiaries has served as the investment adviser to the four predecessor separate accounts, The Equitable Trust and the HRT. Performance data for the remaining Investment Funds reflect
(i) the investment results of the corresponding Portfolios of the HRT from the date of inception of those Portfolios, (ii) the actual investment advisory fee and direct operating expenses of the relevant Portfolio and (iii) the Separate Account asset charges.

EQAT PORTFOLIOS AND ALLIANCE SMALL CAP GROWTH PORTFOLIO

Additional investment performance information appears in the attached HRT and EQAT prospectuses.

The Alliance Small Cap Growth Portfolio of HRT commenced operations on May 1, 1997. Therefore, no actual historical performance data are available. However, historical performance of six other advisory accounts managed by Alliance is described in the attached HRT prospectus. According to that prospectus, these accounts have substantially the same investment objectives and policies and are managed in accordance with essentially the same investment strategies and techniques, as those of the Alliance Small Cap Growth Portfolio. It should be noted that these accounts are not subject to certain of the requirements and restrictions to which the Alliance Small Cap Growth Portfolio is subject and that they are managed for tax exempt clients of Alliance. The investment performance information included in the HRT prospectus for all Portfolios other than the Alliance Small Cap Portfolio is based on actual historical performance.

The investment performance data for HRT's Alliance Small Cap Portfolio and for each of the Portfolios of EQAT, contained in the HRT and the EQAT prospectuses, are provided by those prospectuses to illustrate the past performance of each respective Portfolio adviser in managing a substantially similar investment vehicle as measured against specified market indices and do not represent the past or future performance of any Portfolio. None of the performance data contained in the HRT and EQAT prospectuses reflect fees and charges imposed under your Contract, which fees and charges would reduce such performance figures. Therefore, the performance data for each of the Portfolios described in the EQAT prospectus and for the Alliance Small Cap Portfolio in the HRT prospectus may be of limited use and are not intended to be a substitute for actual performance of the corresponding Portfolios, nor are such results an estimate or guarantee of future performance for these Portfolios.

HOW PERFORMANCE DATA ARE PRESENTED FOR HRT FUNDS

Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and Accumulation Units may be worth more or less than the original cost when redeemed. The results shown are not an estimate or guarantee of future investment performance, and do not reflect the actual experience of amounts invested under a particular Contract.


The tables on the following pages compare annualized rates of return for each Investment Fund along with appropriate benchmarks. These performance results are based on the change in the accumulation unit value for each Investment Fund for the periods shown.


Investment results in these tables are net of all charges and expenses assessed against the Investment Funds (including investment advisory fees and the direct operating expenses of HRT and the expenses of the Contracts) but excluding the annual administrative charge and any withdrawal charges which would also reduce the actual return. There are variations in the fees and charges among the Contracts offered in EQUI-VEST. The rates of return shown for EQUI-VEST reflect the highest charges that are currently being assessed. The tables under "Standardized Computation of Performance" in the next Section show performance results after giving effect to all charges including the annual administrative charge and the contingent withdrawal charge.


BENCHMARKS

Market indices are not subject to any charges for investment advisory fees typically associated with a managed portfolio. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio manager is likely to make selections.

INCEPTION DATES AND COMPARATIVE
BENCHMARKS


ALLIANCE MONEY MARKET: May 11, 1982; Salomon Brothers Three-Month T-Bill Index (3-Month T-Bill).

ALLIANCE INTERMEDIATE GOVERNMENT SECURITIES: April 1, 1991; Lehman Intermediate Government Bond Index (Lehman Intermediate Government).

ALLIANCE QUALITY BOND: October 1, 1993; Lehman Aggregate Bond Index (Lehman Aggregate).

ALLIANCE HIGH YIELD: January 2, 1987; Merrill Lynch High Yield Master Index (Master High Yield).

ALLIANCE GROWTH & INCOME:  October 1, 1993; 75% Standard & Poor's 500 Index (S&P
500) and 25% Value Line Convertibles Index (75% S&P 500/25% Value Line Conv.).

ALLIANCE EQUITY INDEX: March 1, 1994; Standard & Poor's 500 Index (S&P 500).

ALLIANCE COMMON STOCK: August 1, 1968; Standard & Poor's 500 Index (S&P 500).

ALLIANCE GLOBAL: August 27, 1987; Morgan Stanley Capital International World Index (MSCI World).

ALLIANCE INTERNATIONAL: April 3, 1995; Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE).

ALLIANCE AGGRESSIVE STOCK: May 1, 1984; 50% Russell 2000 Small Stock Index and 50% S&P MidCap Total Return (50% Russell 2000/50% S&P MidCap).

ALLIANCE   SMALL  CAP  GROWTH:   May  1,  1997;   Russell   2000  Growth   Index
(Russell 2000 Gr).

ALLIANCE CONSERVATIVE INVESTORS: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% S&P 500 Index (70% Lehman Treas./30% S&P 500).

ALLIANCE BALANCED: May 1, 1984; 50% S&P 500 and 50% Lehman Government/Corporate Bond Index (50% S&P 500/50% Lehman Corp.).

ALLIANCE GROWTH INVESTORS: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% S&P 500 Index (30% Lehman Treas./70% S&P 500).

T. ROWE PRICE INTERNATIONAL STOCK: May 1, 1997; Morgan Stanley Capital International World Index (MSCI World).

T. ROWE PRICE EQUITY INCOME: May 1, 1997; Standard & Poor's 500 Index (S&P 500).

EQ/PUTNAM GROWTH & INCOME VALUE:  May 1, 1997;  Standard & Poor's 500 Index (S&P
500).

EQ/PUTNAM BALANCED: May 1, 1997; Standard & Poor's 500 Index (S&P 500).

MFS RESEARCH: May 1, 1997; Standard & Poor's 500 Index (S&P 500).

MFS EMERGING GROWTH COMPANIES: May 1, 1997; Russell 2000.

MORGAN STANLEY EMERGING MARKETS EQUITY: on or about September 2, 1997; IFC Total Global Return.

WARBURG PINCUS SMALL COMPANY VALUE: May 1, 1997; Russell 2000.

MERRILL LYNCH WORLD STRATEGY: May 1, 1997; 36% S&P 500/24% EAFE/21% Salomon Brothers US Treasury Bond 1 Year+/14% Salomon Brothers World Government Bond Ex US/5% 3-Month T-bill.

MERRILL LYNCH BASIC VALUE EQUITY: May 1, 1997;  Standard & Poor's 500 Index (S&P
500).

The Lipper Variable Insurance Products Performance Analysis Survey (Lipper) records the performance of a large group of variable annuity and variable life products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating and asset-based charges applicable under variable insurance policies or variable annuity contracts. Lipper data provide a more accurate picture than market indices of EQUI-VEST performance relative to other annuity products.

All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the annual rate of growth that would have produced the same cumulative return, if performance had been constant over the entire period.

--------------------------------------------------------------------------------


    EQUI-VEST ANNUALIZED RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:


--------------------------------------------------------------------------------



                                                                                                               PORTFOLIO
                                                                                                    SINCE      INCEPTION
                                         1 YEAR     3 YEARS     5 YEARS    10 YEARS    20 YEARS   INCEPTION       DATE
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                      3.90%      3.61%       2.91%       4.50%      --          5.52%      5/11/82
   Lipper Money Market                     3.82       3.60        2.93        4.52       --          5.76
   3-Month T-Bill                          5.25       5.07        4.37        5.67       --          6.58
ALLIANCE INTERMEDIATE
GOVERNMENT SECURITIES                      2.38       2.60        4.18        --         --          5.51        4/1/91
   Lipper U.S. Government                  1.57       3.99        5.21        --         --          6.76
   Lehman Intermediate Government          4.06       5.37        6.23        --         --          7.43
ALLIANCE QUALITY BOND                      3.94       3.96        --          --         --          3.38       10/1/93
   Lipper Corporate Bond A-Rated           1.31       4.01        --          --         --          3.49
   Lehman Aggregate                        3.63       6.03        --          --         --          5.57
ALLIANCE HIGH YIELD                       21.23      11.22       13.11        --         --          9.91        1/2/87
   Lipper High Yield                      12.46       7.93       11.47        --         --          9.13
   Master High Yield                      11.06       9.59       12.76        --         --         11.24
ALLIANCE GROWTH & INCOME                  18.47      12.47        --          --         --         11.25       10/1/93
   Lipper Growth & Income                 19.96      15.39        --          --         --         14.78
   75% S&P 500/25% Value Line Conv.       21.28      17.93        --          --         --         17.24
ALLIANCE EQUITY INDEX                     20.73       --          --          --         --         18.67        3/1/94
   Lipper S&P 500 Index Funds             21.10       --          --          --         --         18.87
   S&P 500                                22.96       --          --          --         --         20.90
ALLIANCE COMMON STOCK                     22.55      15.61       14.14       14.34      14.04%      11.05        8/1/68
   Lipper Growth                          18.78      14.80       12.39       13.08      13.60        N/A
   S&P 500                                22.96      19.66       15.20       15.28      14.55       11.57
ALLIANCE GLOBAL                           13.06      11.23       11.97        --         --         10.21       8/27/87
   Lipper Global                          17.89       8.49       10.29        --         --          3.65
   MSCI World                             13.48      12.91       10.82        --         --          7.44
ALLIANCE INTERNATIONAL                     8.33       --          --          --         --         10.33        4/3/95
   Lipper International                   13.36       --          --          --         --         14.33
   MSCI EAFE                               6.05       --          --          --         --          8.74
ALLIANCE AGGRESSIVE STOCK                 20.54      14.10       10.32       16.20       --         18.06        5/1/84
   Lipper Small Company Growth            16.55      12.70       17.53       16.29       --         18.19
   50% Russell 2000/50% S&P MidCap        17.85      14.14       14.80       14.29       --         15.18

The Alliance Asset Allocation Series:
ALLIANCE CONSERVATIVE INVESTORS
                                           3.79       5.27        5.87        --         --          7.56       10/2/89
   Lipper Income                           8.95       8.91        9.55        --         --          9.55
   70% Lehman Treas./30% S&P 500           8.78      10.14        9.64        --         --          1.42
ALLIANCE BALANCED                         10.16       5.69        4.63        8.78       --         10.16        5/1/84
   Lipper Flexible Portfolio              12.51       9.26        9.30       10.07       --         11.33
   50% S&P 500/50% Lehman Corp.           12.93      13.15       11.47       12.30       --         14.05
ALLIANCE GROWTH INVESTORS                 11.09       9.80        9.27        --         --         14.02       10/2/89
   Lipper Flexible Portfolio              12.51       9.26        9.30        --         --          9.99
   30% Lehman Corp./70% S&P 500           16.94      15.84       13.02        --         --         12.73


--------------------------------------------------------------------------------


    EQUI-VEST CUMULATIVE RATES OF RETURN FOR PERIODS ENDED DECEMBER 31, 1996:


--------------------------------------------------------------------------------



                                                                                                                PORTOLIO
                                                                                                    SINCE      INCEPTION
                                         1 YEAR     3 YEARS     5 YEARS    10 YEARS    20 YEARS   INCEPTION       DATE
----------------------------------------------------------------------------------------------------------------------------
ALLIANCE MONEY MARKET                      3.90%     11.23%      15.43%      55.23%      --         119.61%     5/11/82
   Lipper Money Market                     3.82      11.18       15.58       55.73       --         127.67
   3-Month T-Bill                          5.25      15.99       23.86       73.61       --         184.26
ALLIANCE INTERMEDIATE
GOVERNMENT SECURITIES                      2.38       8.00       22.73        --         --          36.15       4/1/91
   Lipper U.S. Government                  1.57      12.45       28.92        --         --          42.71
   Lehman Intermediate Government          4.06      16.98       35.30        --         --          51.07
ALLIANCE QUALITY BOND                      3.94      12.37        --          --         --          11.42      10/1/93
   Lipper Corporate Bond A-Rated           1.31      12.53        --          --         --          11.83
   Lehman Aggregate                        3.63      19.19        --          --         --          19.27
ALLIANCE HIGH YIELD                       21.23      37.57       85.17        --         --         157.19       1/2/87
   Lipper High Yield                      12.46      25.77       72.39        --         --         142.30
   Master High Yield                      11.06      31.63       82.29        --         --         190.43
ALLIANCE GROWTH & INCOME                  18.47      42.26        --          --         --          41.42      10/1/93
   Lipper Growth & Income                 19.96      53.82        --          --         --          56.73
   75% S&P 500/25% Value Line Conv.       21.28      63.99        --          --         --          67.75
ALLIANCE EQUITY INDEX                     20.73       --          --          --         --          62.50       3/1/94
   Lipper S&P 500 Index Funds             21.10       --          --          --         --          63.19
   S&P 500                                22.96       --          --          --         --          71.28
ALLIANCE COMMON STOCK                     22.55      54.53       93.70      282.02   1,283.96%    1,867.29       8/1/68
   Lipper Growth                          18.78      51.65       80.51      243.70   1,185.21        N/A
   S&P 500                                22.96      71.34      102.85      314.34   1,416.26     2,148.57
ALLIANCE GLOBAL                           13.06      37.60       76.03        --         --         148.04      8/27/87
   Lipper Global                          17.89      28.45       63.87        --         --          39.73
   MSCI World                             13.48      43.95       67.12        --         --          95.62
ALLIANCE INTERNATIONAL                     8.33       --          --          --         --          18.73       4/3/95
   Lipper International                   13.36       --          --          --         --          26.53
   MSCI EAFE                               6.05       --          --          --         --          15.78
ALLIANCE AGGRESSIVE STOCK                 20.54      48.55       63.44      348.77       --         719.03       5/1/84
   Lipper Small Company Growth            16.55      43.42      142.70      362.31                  730.33
   50% Russell 2000/50% S&P MidCap        17.85      48.69       99.38      280.32                  499.78
The Alliance Asset Allocation Series:
ALLIANCE CONSERVATIVE INVESTORS
                                           3.79      16.66       33.03        --         --          69.64      10/2/89
   Lipper Income                           8.95      29.47       58.37        --         --          94.21
   70% Lehman Treas./30% S&P 500           8.78      33.60       58.40        --         --         105.23
ALLIANCE BALANCED                         10.61      18.06       25.39      131.92       --         240.64       5/1/84
   Lipper Flexible Portfolio              12.51      30.84       56.65      162.33       --         291.87
   50% S&P 500/50% Lehman Corp.           12.93      44.87       72.14      218.95       --         429.51
ALLIANCE GROWTH INVESTORS                 11.09      32.36       55.80        --         --         158.86      10/2/89
   Lipper Flexible Portfolio              12.51      30.84       56.65        --         --         100.79
   30% Lehman Corp./70% S&P 500           16.94      55.46       84.42        --         --         138.49


                                                    YEAR-BY-YEAR RATES OF RETURN
                ALLIANCE
     ALLIANCE INTERMEDIATE ALLIANCE ALLIANCE ALLIANCE   ALLIANCE  ALLIANCE         ALLIANCE   ALLIANCE  ALLIANCE            ALLIANCE
       MONEY   GOVERNMENT  QUALITY    HIGH   GROWTH &    EQUITY   COMMON  ALLIANCE  INTER- AGGRESSIVE CONSERVATIVE ALLIANCE GROWTH
       MARKET  SECURITIES   BOND     YIELD   INCOME      INDEX    STOCK    GLOBAL   NATIONAL  STOCK    INVESTORS  BALANCED INVESTORS
-----------------------------------------------------------------------------------------------------------------------------------
1987    5.23%     --%       --%      3.27*%     --%       --%       6.08%   (13.67)*%    --%  (1.13)%    --%       (5.05)%     --%
1988    5.94      --        --       8.25       --        --       21.55      9.38       --   (0.39)     --        13.27       --
1989    7.72      --        --       3.71       --        --       24.07     25.02       --   42.87     2.75*      24.60      3.65*
1990    6.82      --        --      (2.43)      --        --       (9.27)    (7.33)      --    5.73     4.97       (1.46)     9.12
1991    4.69     10.94*     --      22.78       --        --       35.81     28.79       --   84.57    18.23       40.02     46.90
1992    2.16      4.17      --      10.80       --        --        1.82     (1.86)      --   (4.47)    4.36       (4.15)     3.52
1993    1.58      9.09    (0.84)*   21.48     (0.59)*     --       23.11     30.34       --   15.17     9.27       10.80     13.71
1994    2.62     (5.65)   (6.37)    (4.09)    (1.90)    (0.04)*    (3.48)     3.82       --   (5.11)   (5.38)      (9.27)    (4.44)
1995    4.32     11.81    15.46     18.32     22.42     34.66      30.64     17.23     9.60*  29.87    18.79       18.13     24.68
1996    3.90      2.38     3.94     21.23     18.47     20.73      22.55     13.06     8.33   20.54     3.79       10.16     11.09
-------------

* Unannualized

STANDARDIZED COMPUTATION OF
PERFORMANCE FOR EQUI-VEST

The performance data in the following tables, which are prepared in a manner prescribed by the SEC for use when we advertise the performance of the Separate Account, illustrate the average annual total return of the Investment Funds over the periods shown assuming a single initial contribution of $1,000 and termination of the Contract at the end of each period under circumstances in which the contingent withdrawal charge applies. The values shown are also net of all other charges and expenses assessed against the Investment Funds. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.

Since charges under the Contracts may vary, we have assumed, for each charge, the highest that might apply. Each calculation further assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or additional contributions were made, no loans, and no amounts were allocated to any other Investment Fund under the Contract.

In order to calculate the standardized performance information, we divide the termination value (defined below) of a Contract which is terminated on December 31, 1996 by the $1,000 investment made at the beginning of each period illustrated. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding.
"Termination value" means the Annuity Account Value less the contingent withdrawal charge, the annual administrative charge and all other charges and expenses which are applied against an Investment Fund. See "Part 7: Deductions and Charges."


TABLE 1: GROWTH OF $1,000 FOR  CONTRACTS  TERMINATED ON
DECEMBER 31, 1996

                           Length of Investment Period
--------------------------------------------------------------------------------
Investment            One        Three        Five          Ten        Since
  Fund                Year       Years        Years        Years     Inception*
--------------------------------------------------------------------------------
Alliance Money
     Market        $ 963.24    $ 982.17     $ 960.08     $1,221.18        --
Alliance
     Intermediate
     Government
     Securities      949.10      952.85     1,025.09         --       $1,127.20
Alliance Quality
     Bond            963.61      992.54         --           --          975.81
Alliance High
     Yeild         1,123.88    1,224.90     1,598.29         --        2,072.07
Alliance Growth
     & Income      1,098.29    1,266.67         --           --        1,252.94
Alliance Equity
     Index         1,119.29       --            --           --        1,081.23
Alliance Common
     Stock         1,136.16    1,375.88     1,676.60      3,169.02        --
Alliance Global    1,048.12    1,225.18     1,513.97         --        2,025.64
Alliance
     International 1,004.29       --            --           --        1,081.23
Alliance Aggres-
     sive Stock    1,118.34    1,325.71     1,396.55      3,833.29        --
Alliance Asset
     Allocation
     Series:
Alliance
     Conservative
     Investors       962.20    1,031.54     1,119.54         --        1,400.08
Alliance Balanced  1,021.26    1,044.57     1,042.89      1,872.86        --
Alliance Growth
     Investors     1,029.88    1,178.49     1,331.39         --        2,205.93
--------------------------------------------------------------------------------
TABLE 2: AVERAGE  ANNUAL TOTAL RETURN UNDER CON-
TRACTS  TERMINATED  ON DECEMBER 31, 1996

                           Length of Investment Period
--------------------------------------------------------------------------------
  Investment           One         Three       Five       Ten         Since
     Fund             Year         Years       Years     Years      Inception*
--------------------------------------------------------------------------------
Alliance Money
   Market           -3.68%       -0.60%       -0.81%     2.02%          --
Alliance
   Intermediate
   Government
   Securities       -5.09        -1.60         0.50       --           2.10
Alliance Quality
    Bond            -3.64        -0.25          --        --          -0.75
Alliance High
   Yield            12.39         7.00         9.83       --           7.56
Alliance Growth
    & Income         9.83         8.20          --        --           7.18
Alliance Equity
    Index           11.93          --           --        --          14.15
Alliance Common
    Stock           13.62        11.22        10.89     12.23           --
Alliance Global      4.81         7.00         8.65       --           7.84
Alliance
   International     0.43          --           --        --           4.57
Alliance
   Aggressive       11.83         9.85         6.91     14.38           --
   Stock
Alliance Asset
   Allocation
   Series:
Alliance
   Conservative
   Investors        -3.78         1.04         2.28       --           4.75
Alliance             2.13         1.46         0.84      6.48           --
   Balanced
Alliance Growth
   Investors         2.99         5.63         5.89       --          11.53
--------------------------------------------------------------------------------
* Inception dates are as follows: Alliance Money Market (May 11, 1982); Alliance Intermediate Government Securities (April 1, 1991); Alliance Quality Bond (October 1, 1993); Alliance High Yield (January 2, 1987); Alliance Growth & Income (October 1, 1993); Alliance Equity Index (March 1, 1994); Alliance Common Stock (August 1, 1968); Alliance Global (August 27, 1987); Alliance International (April 3, 1995); Alliance Aggressive Stock (May 1,
   1984); Alliance Conservative Investors (October 2, 1989); Alliance Balanced (May 1, 1984) and Alliance Growth Investors (October 2, 1989).

COMMUNICATING PERFORMANCE DATA


In reports or other communications or in advertising material, we may describe general economic and market conditions affecting the Separate Account and HRT or EQAT and may present the performance of the Investment Funds or compare it with
(1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar Inc., VARDS or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are described elsewhere in this prospectus, or (3) data developed by us derived from such indices or averages. The Morningstar Variable Annuity/Life Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account charges. VARDS is a monthly reporting service that monitors over 2,500 variable life and variable annuity funds on performance and account information. Advertisements or other communications furnished to present to prospective Contract Owners may also include evaluations of an Investment Fund or Portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity Sourcebook, Business Week, Chicago Tribune, Forbes, Fortune, Institutional Investor, Investment Adviser, Investment Dealer's Digest, Investment Management Weekly, Los Angeles Times, Money, Money Management Letter, Kiplinger's Personal Finance, Financial Planning, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times and The Wall Street Journal.

--------------------------------------------------------------------------------


                     PART 4: THE GUARANTEED INTEREST ACCOUNT


--------------------------------------------------------------------------------




The Guaranteed Interest Account is part of our general account and pays interest at guaranteed rates. The general account supports all of our policy and contract guarantees, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 ACT), nor is the general account an investment company under the 1940 Act. Accordingly, the general account is not subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.


The amount that you as a Participant or Contract Owner have in the Guaranteed Interest Account at any time is equal to the sum of all contributions and transfers that have been allocated to that Account on your behalf plus interest, less the sum of all amounts that have been withdrawn, transferred or deducted.

Interest is credited to the Account every day. There are three levels of interest rates simultaneously in effect in the Guaranteed Interest Account: the minimum interest rate guaranteed over the life of the contract, the yearly guaranteed interest rate for the calendar year, and the current interest rate. Current interest rates are set periodically by Equitable Life, at its discretion, according to procedures that Equitable Life reserves the right to change. All interest rates are effective annual rates, but before deduction of applicable administrative or contingent withdrawal charges.

An interest rate is assigned to each allocation to the Guaranteed Interest Account and the rate is guaranteed for a certain period of time, depending on when the allocation is made. Therefore, for these Contracts, different interest rates may apply to different amounts in this Account. (An exception to this approach is made for Corporate Trusteed and EDC Contracts issued to governmental employers in New York whose EQUI-VEST funding arrangements became effective on or after July 1, 1989.)


The yearly guaranteed interest rate for 1997 is 4% and for 1998 is 4%. The yearly guaranteed interest rate will never be less than the minimum Contract guarantee of 3% (4% for EQUI-VEST Corporate Trusteed Contracts, Series 100 and 200 NQ group certificates).

--------------------------------------------------------------------------------


                       PART 5: THE FIXED MATURITY ACCOUNT


--------------------------------------------------------------------------------
ALLOCATIONS TO FIXED MATURITY PERIODS



The Fixed Maturity Account is only available under the EQUI-VEST Series 400 IRA, QP IRA and NQ Contracts.


Your Fixed Maturity Account contains the Fixed Maturity Periods to which you have made a contribution or transfer. Each amount contributed (including amounts transferred) to a Fixed Maturity Period and held to that Period's Expiration Date accumulates interest at the Rate to Maturity in effect on the date of your contribution to that Period. Thus, your Rate to Maturity is the interest rate your contribution will earn if your money remains in that Fixed Maturity Period until its Expiration Date.

Your Maturity Amount in a Fixed Maturity Period on its Expiration Date is your original contribution plus interest, using the Rate to Maturity in effect on the date of your contribution (or transfer) for the Fixed Maturity Period (less appropriate adjustments for any charges or premature withdrawals).

Before maturity, you have a Market Adjusted Amount in each Fixed Maturity Period to which you have made a contribution. The Market Adjusted Amount is the present value of your Maturity Amount, discounted at the Rate to Maturity in effect for new contributions on the date of the calculation. It thus reflects whatever market value adjustment (see details below) would apply on that day were you to withdraw the entire amount in your Fixed Maturity Period.
(On the  Expiration  Date,  your Market  Adjusted  Amount  equals your  Maturity
Amount.)

Contributions may be made to one or more Fixed Maturity Periods; however, you may not make more than one contribution to any one Fixed Maturity Period. You may not make a contribution to a Fixed Maturity Period which has an Expiration Date beyond the date on which annuity payments are to commence under your Contract. If you have contributed funds to one or more Fixed Maturity Periods you must select Maximum Fund Choice; transfers out of the Guaranteed Interest Account will be restricted. See "Transfers" in Part 6.

AVAILABILITY OF FIXED MATURITY PERIODS


Fixed Maturity Periods are available as Investment Options only to Owners of Series 400 IRA, QP IRA and NQ Contracts. This option is not available for Contracts issued in Maryland.


We offer Fixed  Maturity  Periods  ending on June 15 (or the preceding  Business
Day) for each of the maturity years 1997 through 2007. Not all Fixed Maturity Periods will be available in all states. As Fixed Maturity Periods expire, we expect to add maturity years so that generally ten are available in most states at any time.

RATES TO MATURITY AND PRESENT VALUE
PER $100 OF MATURITY AMOUNT

Because the Maturity Amount of a contribution to a Fixed Maturity Period can be determined at the time it is made, you can determine the amount required to be contributed to a Fixed Maturity Period in order to produce a target Maturity Amount (assuming no transfers or withdrawals are made and no charges are allocated to the Fixed Maturity Period). The required contribution is the present value of that Maturity Amount discounted at the Rate to Maturity on the Transaction Date for the contribution.

The same approach as described above may also be used to determine the amount which you would need to allocate to each Fixed Maturity Period in order to create a series of constant Maturity Amounts for two or more years.


The Rates to Maturity that are available for new contributions can be obtained from your Equitable Representative or by calling our Customer Service line at
(800) 628-6673 (effective in early June 1997).


OPTIONS AT EXPIRATION DATE

We will notify you at least 45 days before the Expiration Date of each Fixed Maturity Period in which you have any money. You may elect one of the following options to be effective at the Expiration Date:

    (a) to transfer the Maturity Amount into any Fixed Maturity Period we are then offering, or into any of our other Investment Options.

    (b) to withdraw the Maturity Amount (subject to any contingent withdrawal charge which may apply under your Contract).

If we have not received your election as of the Expiration Date, the Maturity Amount in the expired Fixed Maturity Period will be transferred into the Money Market Fund (or another Investment Option if required by state regulation). As to contracts issued in New York, see New York Contracts -- Fixed Maturity Account in "Part 7: Deductions and Charges."

MARKET VALUE ADJUSTMENT FOR
TRANSFERS, WITHDRAWALS OR
TERMINATION PRIOR TO THE
EXPIRATION DATE


Any withdrawal (including transfers, terminations and deductions) from a Fixed Maturity Period prior to its Expiration Date will result in a positive or negative market value adjustment, which is reflected in your Market Adjusted Amount. The amount of the adjustment will depend on two factors: (a) the difference between the Rate to Maturity on the date of your contribution or transfer and the Rate to Maturity for the same Fixed Maturity Period on the date of the calculation, and (b) the length of time remaining until the Expiration Date. In general, if interest rates have risen between the time when an amount was originally contributed to a Fixed Maturity Period and the time it is withdrawn, the market value adjustment will be negative, and vice versa; and the longer the period of time remaining until the Expiration Date, the greater the impact of the interest rate difference. Therefore, it is possible that a significant rise in interest rates could result in a substantial reduction in your Market Adjusted Amount should you withdraw before the Expiration Date.

The market value adjustment (positive or negative) resulting from a withdrawal of all funds from a Fixed Maturity Period will be determined for each contribution allocated to that Fixed Maturity Period as follows:

(1)  We determine the Market Adjusted Amount on the Transaction Date as follows:

     (a) We determine the Book Value that would be payable on the Expiration Date, using the applicable Rate to Maturity. The Book Value equals your contribution to the Fixed Maturity Period, reduced by any prior withdrawals, transfers and charges and reflecting any prior market value adjustments, accumulated at the Rate to Maturity on the date of the contribution.

     (b) We determine the time remaining in your Fixed Maturity Period (based on the Transaction Date) and convert it to fractional years based on a 365-day year (or on 366-day year in a leap year). For example, three years and 12 days becomes 3.0329.

     (c) We determine the current Rate to Maturity which applies on the Transaction Date to new contributions to the same Fixed Maturity Period.

     (d) We determine the present value of the Book Value payable at the Expiration Date, using the period determined in (b) and the rate determined in (c).


(2)  We determine the Book Value as of the current date.


(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such Fixed Maturity Period, which may be positive or negative.


The market value adjustment (positive or negative) resulting from a withdrawal of a portion of the amount in a Fixed Maturity Period will be a percentage of the market value adjustment that would be applicable upon a withdrawal of all funds from a Fixed Maturity Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Fixed Maturity Period by (ii) the Market Adjusted Amount in such Fixed Maturity Period prior to the withdrawal or transfer. See Appendix I for an example.

The Rate to Maturity for new contributions to a Fixed Maturity Period is the rate we have in effect for this purpose even if new allocations to that Fixed Maturity Period would not be accepted at the time. If we do not have a Rate to Maturity in effect for a Fixed Maturity Period to which the "current Rate to Maturity" in (1)(c) would apply, we will use the rate at the next closest Expiration Date. If we are no longer offering new Fixed Maturity Periods, the "current Rate to Maturity" will be determined in accordance with our procedures then in effect. For purposes of calculating the market value adjustment only, we reserve the right to add up to 0.50% to the current rate in (1)(c) above.

INVESTMENTS

Contributions  received  under the  Contracts  and  allocated to Fixed  Maturity
Periods will be held in a "nonunitized" separate account established by Equitable Life under the laws of New York. The separate account provides an additional measure of assurance that full payment of amounts due under the Fixed Maturity Periods will be made. Under the New York Insurance Law, the portion of the separate account's assets equal to the reserves and other liabilities relating to the Contracts are not chargeable with liabilities arising out of any other business we may conduct. Investments purchased with amounts contributed to the Fixed Maturity Account (and any earnings on those amounts) are our property. Any favorable investment performance on the assets held in the separate account accrues solely to our benefit. Contract Owners do not participate in the performance of the assets held in the separate account. We may, subject to applicable state law, transfer all assets allocated to the separate account to our general account. Regardless of whether assets supporting Fixed Maturity Accounts are held in a separate account or our general account, all benefits relating to the value in the Fixed Maturity Account are guaranteed by us.

We have no specific formula for establishing the Rates to Maturity for the Fixed Maturity Periods. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields on the fixed-income securities to be acquired with amounts that are allocated to the Fixed Maturity Periods at the time that the Rates to Maturity are established. Our current plans are to invest such amounts in fixed-income obligations, including corporate bonds, mortgage-backed and asset-backed securities and government and agency issues having durations in the aggregate consistent with those of the Fixed Maturity Periods.

Although the foregoing generally describes our plans for investing the assets supporting our obligations under the fixed portion of the Contracts, we are not obligated to invest those assets according to any particular plan except as may be required by state insurance laws nor will the Rates to Maturity we establish be determined by the performance of the nonunitized separate account. Interests held in the nonunitized separate account are registered under the 1933 Act. See "Part 4: The Guaranteed Interest Account" for a discussion of our general account.

--------------------------------------------------------------------------------


                  PART 6: PROVISIONS OF THE EQUI-VEST CONTRACTS


--------------------------------------------------------------------------------
THE EQUI-VEST CONTRACT SERIES



EQUI-VEST is designed as a funding vehicle for either personal or employer-sponsored retirement programs. EQUI-VEST may be offered either as an individual Contract or as a group Contract with individual Certificates. The difference is primarily one of state requirements; the basic provisions are the same regardless of group or individual Contract form. Your Contract or Certificate will indicate what form you have. Certain provisions of your Contract may differ depending on the type of program purchased and the state or date of issue. (See Part 1: "Summary" for a description of the types of programs offered.) In this prospectus, we use a "series" number when necessary to differentiate among Contracts. Currently, there are four series of EQUI-VEST Contracts. You can identify the EQUI-VEST series you have by referring to your confirmation notice, or you may contact your Equitable Representative or call our toll-free number. In general, the series designations are:


--------------------------------------------------------------------------------
  TSA,   SEP,  EDC,   Annuitant-Owned   HR-10  and  Trusteed      Series 100
  Contracts  issued before August 17, 1995.  IRA, QP IRA and
  NQ Contracts issued before January 3, 1994.
--------------------------------------------------------------------------------
  TSA,  EDC,  Annuitant-Owned  HR-10 and Trusteed  Contracts      Series 200
  issued on or after August 17, 1995.  SEP Contracts  issued on or after  August 17,  1995 and before  November 1, 1995 and  currently  in a state  where the Series 300  Contract has not been approved.
--------------------------------------------------------------------------------
  IRA, QP IRA and NQ  Contracts  issued on or after  January      Series 300
  3, 1994 and before the date  Series 400  Contracts  became available  in a  state;  and SEP  Contracts  issued  on or after November 1, 1995 in states which have approved the
  Series 300 Contract.
--------------------------------------------------------------------------------
  IRA, QP IRA, and NQ Contracts  issued on or after July 10,      Series 400
  1995 in states  where  approved.  SIMPLE IRA  Contracts in all approved  states.  (We reserve  the  right to issue a
  Series 200 or 300  SIMPLE  IRA  Contract,  as  necessary,
  for states not approving the Series 400 version.)
--------------------------------------------------------------------------------


The provisions of your Contract may be restricted by any plan or agreement relating to it or by applicable laws or regulations.

SELECTING INVESTMENT OPTIONS

You can  choose  one of the  following  two  methods  for  selecting  Investment
Options:

o Maximum Fund Choice, allowing you to allocate contributions to any Investment Fund, the Guaranteed Interest Account and the Fixed Maturity Periods; however, this election will result in restrictions in the amount you can transfer out of the Guaranteed Interest Account; or


o Maximum Transfer Flexibility, allowing you to allocate contributions to the Guaranteed Interest Account and any Investment Funds except the Alliance Conservative Investors, Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond, or Alliance High Yield Funds; no transfer restrictions apply.


Once this selection is made, you may allocate contributions to, or transfer among, only the Investment Options that you have chosen. After your Contract is issued, you may request in writing to add any remaining Funds or eliminate Funds that result in transfer restrictions, but we have the right to deny the request. See "Transfers" elsewhere in this section.


The Guaranteed Interest Account is always available as an Investment Option. Subject to state regulatory approval, the Fixed Maturity Periods are available to Owners of Series 400 IRA, QP IRA, and NQ Contracts. If you want to invest in the Fixed Maturity Periods, you must select Maximum Fund Choice.


For Original Contracts, only the Guaranteed Interest Account and the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock Funds are available. In most cases, you may request to add additional Funds to your Original Contract, although we have the right to deny such requests. See "Transfers" elsewhere in this section for the transfer restrictions applicable to Original Contracts.

CONTRIBUTIONS UNDER THE CONTRACTS


Generally, contributions may be made at any time: in single sum amounts, on a regular basis or as your financial situation permits. For some types of retirement plans, contributions must be made by the employer. Contributions are credited as of the Transaction Date, provided they are accompanied with complete information. All contributions made by check must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection.

You may be able to move amounts you have invested with another carrier to your EQUI-VEST Contract. To make such a change, funds must be remitted via wire or check. Therefore, any assets accumulated under an existing program will have to be liquidated. For example, existing insurance policies and annuity contracts funding a qualified plan must be converted into cash.


Minimum amounts that may be contributed are as follows:

o    IRA

     --Series 100 and 200--$20

     --Series 300 and 400--$50

o    QP IRA

     --Series 100 and 200--$1,000

     --Series 300 and 400--$2,500

o    NQ

     --$1,000 (initial); $50 (initial for payroll deduction)

     --$50 (ongoing)

o    All others--$20


We reserve the right to change minimum and maximum contribution amounts upon 90 days prior written notice and to waive them in certain cases.


Special Limits

NQ: Subsequent contributions to Series 100 NQ Contracts will be restricted for Annuitants age 59 and older in states where individual Contracts are issued.


TSA: In certain cases, provided the total annual contribution to the TSA will be at least $200 annually, we may accept contributions of less than $20. Currently we do not accept contributions via direct TSA to TSA transfers under Rev. Rul. 90-24 where any such funds were invested in a custodial account under Code
Section 403(b)(7) and are still subject to its restrictions.

IRA: Contributions to IRA Contracts may be subject to maximums, as discussed below and in "Part 9: Federal Tax & ERISA Matters." Contributions may be "regular" IRA contributions, "rollover" contributions or "direct transfers." A $2,000 annual limit applies to regular contributions, but not to rollovers or direct transfers.


"Regular" IRA contributions may no longer be made for the taxable year in which you attain age 70 1/2 and thereafter. Rollover and direct transfer contributions may be made after you attain age 70 1/2. However, any amount contributed must be net of your required minimum distribution for the year in which the rollover or direct transfer contribution is made.

Contributions to the Investment Funds and the Guaranteed Interest Account

We allocate contributions to the Investment Funds and the Guaranteed Interest Account on the Transaction Date according to your allocation percentages. Allocation percentages can be changed at any time by writing to our Processing Office or by using TOPS. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested.

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund. The number of Accumulation Units purchased equals the dollar amount of the contribution divided by the Accumulation Unit Value for that Investment Fund computed for the Transaction Date on which we receive the contribution at our Processing Office. The number of Accumulation Units purchased will not vary because of any later change in the Accumulation Unit Value. A description of the computation of the Accumulation Unit Value is found in the SAI.

Contributions allocated to the Guaranteed Interest Account become part of our general account on the Transaction Date and begin to accrue interest at the guaranteed interest rate then in effect.


Contributions to the Fixed Maturity Account (Series 400 IRA, QP IRA, and NQ Contracts Only)


You must provide specific instructions for contributions to the Fixed Maturity Account. Contributions (or transfers) to a Fixed Maturity Period will have the Rate to Maturity for the specified Period offered on the Transaction Date. Contributions may be made to one or more Fixed Maturity Periods; however, you may not make more than one contribution (or transfer) to any one Fixed Maturity Period. In no event may contributions be made to Fixed Maturity Periods with maturities beyond the date on which annuity payments are to commence under your Contract. See "Distribution Options" elsewhere in this section.

Automatic Investment Program


Our Automatic Investment Program (AIP) provides for a specified amount to be automatically deducted from a bank checking account, bank money market account or credit union checking account and to be contributed into an IRA or NQ Contract on a monthly basis. AIP may be available to owners, or in some cases, Annuitants, in other markets in the future. AIP contributions may be made to any Investment Option available under your Contract except the Fixed Maturity Periods. You may elect AIP by properly completing the appropriate form, which is available from your Equitable Representative, and returning it to our Processing Office. You elect which day of the month (other than the 29th, 30th or 31st) you wish to have your bank account debited. That date, or the next Business Day if that day is a non-Business Day, will be the Transaction Date. AIP is not available to QP IRA Contract Owners.

You may cancel AIP at any time by notifying our Processing Office in writing at least two business days prior to the next scheduled transaction. Equitable Life is not responsible for any debits made to your account prior to the time written notice of revocation is received at our Processing Office.


ANNUITY ACCOUNT VALUE

Your Annuity Account Value for an EQUI-VEST Contract is the sum of your amounts in the Investment Options, plus the amount in any loan reserve account, including accrued interest. These amounts are defined below and include your value in the Investment Funds, your value in the Guaranteed Interest Account and your value in the Fixed Maturity Account. The loan reserve account, applicable only to certain TSA and Corporate Trusteed Contracts, is described in the SAI.

Value in the Investment Funds

Your value in an Investment Fund on any Business Day under your Contract is equal to the number of your Accumulation Units in that Investment Fund times the Accumulation Unit Value for that Fund for that date. Your number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by your contributions and transfers less any Accumulation Units redeemed for withdrawals, transfers or deductions for applicable charges.

The number of Accumulation Units you purchase or sell in any Investment Fund is equal to the dollar amount of your transaction divided by the Accumulation Unit Value for the Investment Fund on the Transaction Date. The number of Accumulation Units you own will not vary because of any later change in the Accumulation Unit Value. However, the Accumulation Unit Value varies with the investment performance of the Fund, which in turn reflects the investment income and realized and unrealized capital gains and losses of the corresponding Portfolio, as well as Trust fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the Contracts. A description of the computation of the Accumulation Unit Values is found in the SAI.

Accumulation Unit Values


The following tables show the Accumulation Unit Values, as of the last Business Day for the periods shown, commencing with the initial offering of each Fund under the Contracts indicated below. No Accumulation Unit Values are shown for the Funds in EQAT and Alliance Small Cap Growth Portfolio because the initial offering date of those Funds is after the date of this prospectus.


------------------------------------------------------------------------------------------------------------------------------------

        EQUI-VEST: SERIES 100 AND 200


                               Alliance
      Last       Alliance    Intermediate  Alliance  Alliance    Alliance   Alliance   Alliance              Alliance     Alliance
    Business       Money      Government    Quality     High      Growth     Equity     Common    Alliance    Inter-     Aggressive
     Day of        Market     Securities      Bond     Yield     & Income     Index      Stock     Global    national       Stock
------------------------------------------------------------------------------------------------------------------------------------
 December 1987     $19.18        --           --        --         --          --       $  55.30      --         --         $18.15
 December 1988      20.32        --           --        --         --          --          67.22      --         --          18.09
 December 1989      21.89        --           --        --         --          --          83.40      --         --          25.86
 December 1990      23.38        --           --        --         --          --          75.67      --         --          27.36
 December 1991      24.48        --           --        --         --          --         102.76      --         --          50.51
 December 1992      25.01        --           --        --         --          --         104.63      --         --          48.30
 December 1993      25.41        --           --        --         --          --         128.80      --         --          55.68
 December 1994      26.08      $  98.19     $  93.87  $  95.88   $  98.86    $100.95      124.32    $104.12      --          52.88
 December 1995      27.22        109.80       108.38    113.44     121.02     135.94      162.42     122.06    $104.15       68.73
 December 1996      28.28        112.40       112.65    137.53     143.37     164.12      199.05     138.00     112.83       82.91
 March 1997         28.54        112.11       111.99    137.81     144.17     167.72      191.23     133.09     111.37       80.80
------------------------------------------------------------------------------------------------------------------------------------


------------------------------------------------------------------------
        EQUI-VEST: SERIES 100 AND 200



      Last             Alliance                 Alliance Growth
    Business         Conservative    Alliance      Investors
     Day of           Investors      Balanced
-------------------------------------------------------------------------
 December 1987             --          $13.95           --
 December 1988             --           15.80           --
 December 1989             --           19.69           --
 December 1990             --           19.40           --
 December 1991             --           27.17           --
 December 1992             --           26.04           --
 December 1993             --           28.85           --
 December 1994         $  95.10         26.18       $  96.31
 December 1995           112.97         30.92         120.08
 December 1996           117.25         34.06         133.40
 March 1997              115.83         33.31         180.55

------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------------

    EQUI-VEST: SERIES 300 AND 400


                                   Alliance
      Last           Alliance    Intermediate  Alliance  Alliance    Alliance  Alliance     Alliance              Alliance
    Business           Money      Government    Quality    High       Growth    Equity       Common    Alliance    Inter-
     Day of            Market     Securities      Bond     Yield     & Income    Index       Stock      Global    national
---------------------------------------------------------------------------------------------------------------------------
  December 1994       $102.61       $  98.19    $  93.87  $  95.88   $  98.86    $100.95   $  97.03    $104.12      --
  December 1995        107.04         109.80      108.38    113.44     121.02     135.94     126.78     122.06     $104.15
  December 1996        111.21         112.40      112.65    137.53     143.37     164.12     155.42     138.00      112.83
  March 1997           112.22         112.11      111.99    137.81     144.17     167.72     149.33     133.09      111.37
---------------------------------------------------------------------------------------------------------------------------


-------------------------------------------------------------------------
    EQUI-VEST: SERIES 300 AND 400



      Last        Alliance       Alliance                    Alliance
    Business     Aggressive    Conservative    Alliance       Growth
     Day of         Stock       Investors      Balanced     Investors
-------------------------------------------------------------------------
  December 1994   $  95.45       $  95.10      $  91.64      $  96.31
  December 1995     123.95         112.97        108.26        120.08
  December 1996     149.41         117.25        119.26        133.40
  March 1997        145.58         115.83        116.61        130.55
-------------------------------------------------------------------------



Value in the Guaranteed Interest Account

Your value in the Guaranteed Interest Account on any Business Day is equal to contributions and transfers made to the Guaranteed Interest Account plus interest, less withdrawals, transfers and deductions for applicable charges.

Value in the Fixed Maturity Account

Your value in each Fixed Maturity Period on any Business Day is your Market Adjusted Amount in that Period. See "Part 5: The Fixed Maturity Account."

TRANSFERS


You may transfer all or portions of your Annuity Account Value among the Investment Options you have chosen at any time, subject to the restrictions stated below. The amount transferred must be at least $300 or, if less, the entire amount in the Investment Option. We reserve the right to waive the $300 minimum transfer requirement.

o If you have not selected the Alliance Conservative Investors, Alliance Money Market, Alliance Intermediate Government Securities, Alliance Quality Bond or Alliance High Yield Fund, no transfer restrictions will apply under your Contract.


o If you have selected to make all Investment Options available (Maximum Fund Choice), then the maximum amount which you may transfer in any Contract Year from the Guaranteed Interest Account to any other Investment Option is the greater of (a) 25% of the amount you had in the Guaranteed Interest Account on the last day of the prior Contract Year or (b) the total of all amounts you transferred from the Guaranteed Interest Account to any other Investment Option in the prior Contract Year.

o Transfers out of a Fixed Maturity Period other than at the Expiration Date will result in a market value adjustment. See "Part 5: The Fixed Maturity Account."

o Transfers may not be made to Fixed Maturity Periods to which you have already made a contribution or transfer.

If you transfer money to the Guaranteed Interest Account from another financial institution during your first Contract Year, and if you have selected Maximum Fund Choice, you will be permitted, during the balance of that Contract Year, to transfer up to 25% of such initial Guaranteed Interest Account balance to any other Investment Option.


However, for Original Contract Owners, including Original Contract Owners who elect to amend their Contract by selecting Maximum Transfer Flexibility, the Alliance Money Market Fund is always available but we do not permit transfers into that Fund from any other Investment Option. No other transfer limitations apply to Original Contracts.


Upon 90 days advance notice, we have the right to change or establish additional restrictions on transfers among the Investment Options.


A transfer request will be effective on the Transaction Date. Transfers in or out of the Investment Funds will be at the Accumulation Unit Value for that Transaction Date. Transfers out of the Fixed Maturity Periods will be at the Market Adjusted Amount on that Transaction Date. Transfers into the Fixed Maturity Periods will be at the Rate to Maturity on that Transaction Date. A transfer request does not change your percentages for allocating current or future contributions among the Investment Options. All transfers among the Investment Options will be confirmed in writing.

Written transfer requests should be sent directly to the Processing Office. Your signed request for a transfer should specify your Contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. You can use our TOPS service to make transfers among any Investment Options other than the Fixed Maturity Periods. Please contact your Equitable Representative or the Processing Office to receive the form necessary to obtain a special code number required for TOPS.


AUTOMATIC TRANSFER OPTIONS
INVESTMENT SIMPLIFIER


We offer two automatic options for transferring amounts from the Guaranteed Interest Account to the Investment Funds: the Fixed-Dollar and the Interest Sweep. You may select either, but not both, of these options.

o   Fixed-Dollar Option


    Under the Fixed-Dollar Option you may elect to have a fixed-dollar amount transferred out of the Guaranteed Interest Account and into the Investment Funds of your choosing (unless transfers to the Alliance Money Market Fund are prohibited) on a monthly basis. You can either specify the number of monthly transfers or instruct us to continue to make monthly transfers until available amounts in the Guaranteed Interest Account are depleted. In order to elect this option you must have a minimum amount of $5,000 in the Guaranteed Interest Account on the date we receive your election form at our Processing Office and you must elect to transfer at least $50 per month. The Fixed-Dollar Option is subject to the Guaranteed Interest Account transfer limitation described in "Transfers" in this section.


    The Fixed-Dollar Option relies upon the principles of dollar-cost averaging. Dollar-cost averaging is an investment strategy whereby equal dollar amounts are invested at regular intervals. By allocating fixed amounts on a regularly scheduled basis -- as opposed to allocating the total amount at one particular time -- an investor may be less susceptible to the impact of market fluctuations. Although dollar-cost averaging is designed to lessen the impact of market fluctuations, it does not assure a profit nor protect against loss in a declining market.

o   Interest Sweep

    Under the Interest Sweep Option, the amount transferred each month will equal the amount of interest that has been credited to amounts you have in the Guaranteed Interest Account from the last Business Day of the prior month to the last Business Day of the current month. To be eligible for this option you must have at least $7,500 in the Guaranteed Interest Account on the date we receive your election and on the last Business Day of each month thereafter.


    You may elect either option by completing an election form and sending it to our Processing Office. You can obtain a form from your Equitable Representative. For the Fixed-Dollar Option, the first monthly transfer will occur on the last Business Day of the month in which we receive your election form at our Processing Office. For the Interest Sweep, the first monthly transfer will occur on the last Business Day of the month following the month in which we receive your election form at our Processing Office.

Termination of Automatic Options

    Automatic transfer options will terminate:


   -- Under the Fixed-Dollar Option, when either the number of designated monthly transfers have been completed or the amount you have available in the Guaranteed Interest Account has been depleted, as applicable; or


   -- Under the Interest Sweep, when the amount you have in the Guaranteed Interest Account falls below $7,500 (determined on the last Business Day of the month) for two consecutive months; or

   -- Under either option, on the date we receive your written request to terminate automatic transfers at our Processing Office or on the date your Contract terminates.

LOANS (FOR TSA AND CORPORATE
TRUSTEED ONLY)


Unless restricted by the employer's plan, loans are permitted against the Annuity Account Value of certain TSA and Corporate Trusteed Contracts only. Loans under a Corporate Trusteed Contract, however, may not be available in all states. Loans under TSA and Corporate Trusteed Contracts are restricted by the rules of the Code. In addition, ERISA rules apply to loans under Corporate Trusteed Contracts and under individual TSA Contracts where the TSA plan is subject to Title I of ERISA.

Loans are not available under University TSA Contracts and under any TSA when the Required Minimum Distributions Option (described later in this part) has been elected.

The EQUI-VEST program permits only one loan at any one time. Before a loan can be made under either a Corporate Trusteed or TSA Contract, a properly completed loan request form must be signed. Participants should read the terms and conditions contained in this document carefully and consult with a tax adviser before taking out a loan. A loan request form can be obtained from your Equitable Representative, by writing to our Processing Office or by calling our toll-free number. In the case of Corporate Trusteed and certain TSA Contracts, the written consent of the Participant's spouse will be required before a loan can be made. More details of the loan provisions are stated in the Contract and on the loan request form.


A loan will not be treated as a taxable distribution when made to the extent that it conforms to Code limits. If the loan fails to qualify under Code limits, or if interest and principal is not repaid when due, or, in some instances, if service with the employer terminates, the amount borrowed and not yet repaid may be treated as a taxable distribution.

The amount and terms of loans under TSA and Corporate Trusteed Contracts are discussed in Part 1, "Additional Loan Provisions," in the SAI. The tax consequences of failure to repay a loan are substantial and are discussed in
Part 9, "Federal Tax and ERISA Matters" and in Part 1 of the SAI.


ASSIGNMENT AND FUNDING CHANGES


Generally, the Contract Owner may not assign a Contract for any purpose other than to effect a tax-free exchange; however, a trustee owner of a Trusteed Contract can transfer ownership to the Annuitant. We will not be bound by an assignment unless it is in writing and we have received it at the Processing Office. In some cases, an assignment may have adverse tax consequences. See "Part 9: Federal Tax and ERISA Matters."

An employer or trustee can change the funding vehicle for an EDC or Trusteed Contract, respectively. You can change the funding vehicle for an NQ, TSA, IRA, SIMPLE IRA or SEP Contract.


PARTIAL WITHDRAWALS AND
TERMINATION

You may withdraw funds from or terminate your Contract at any time before the Contract annuitizes and while the Annuitant is alive. Subject to Code restrictions, you may withdraw funds from your Contract in any amount of at least $300 but the Annuity Account Value should be at least $500 after the withdrawal is made. Unless you specify otherwise, withdrawals will be taken on a pro rata basis from the Investment Funds and the Guaranteed Interest Account. We will make withdrawals from the Fixed Maturity Periods as you direct. Partial withdrawals or terminations may result in a contingent withdrawal charge, explained fully in "Part 7: Deductions and Charges." Withdrawals are generally taxable and may be subject to tax penalty when the withdrawal is taken prior to age 59 1/2. In some cases, withdrawals or termination may be prohibited or limited by the terms of your retirement plan. We may be required to withhold income taxes from the amount withdrawn. See Part 9: "Federal Tax and ERISA Matters." Partial withdrawals or terminations of amounts held in the Fixed Maturity Periods prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Termination Prior to the Expiration Date" in Part 5.

To make a withdrawal or termination, you should complete a Request for Disbursement form which leads you through the withdrawal process, step by step. This form is available from your Equitable Representative or from our Processing Office. In order to process your request, we may require additional information, depending on the provisions of your Contract or retirement plan. If we have received the information we require, the requested partial withdrawal or termination will become effective on the Transaction Date and proceeds will be mailed within seven days thereafter. If we receive only partially completed information, we will return the request to you for completion prior to processing.


We may terminate your Contract and pay your Annuity Account Value, less any outstanding loan (and accrued interest) (1) if no contributions are made for three Contract Years and the Annuity Account Value is less than $500, or (2) if you request a partial withdrawal that would result in the Annuity Account Value falling below $500. We may also terminate your Contract if no contributions are made within 120 days from the Contract Date. For group certificates, we may terminate your certificate if no contributions are made within 120 days from the issue date.

The amount of any outstanding loan balance plus any applicable contingent withdrawal charge on the loan balance will be deducted from the proceeds paid upon termination.

For participants in a Texas Optional Retirement Program, Texas law permits withdrawals only after one of the following distributable events occur: attainment of age 70 1/2, death, retirement, or termination of employment in all Texas public institutions of higher education. To make a withdrawal, a properly completed written acknowledgment must be received from the employer. If a distributable event occurs prior to your being vested, any amounts provided by an employer's first-year matching contribution will be refunded to the employer. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law.


THIRD PARTY TRANSFERS OR EXCHANGES

You may request that your Contract be exchanged for another contract or certificate issued by another carrier at any time by completing the Transfer/Rollover of Assets or 1035 Exchange to Another Carrier form. This form contains specific delivery instructions and is available from your Equitable Representative.

A contingent withdrawal charge and third party transfer charge, if applicable, may be imposed on your Annuity Account Value prior to the transfer or exchange. Any higher investment return which you anticipate as a result of this transfer or exchange may be outweighed by the cost of these charges, if applicable. See "Part 7: Deductions and Charges." Consult your tax or legal advisor before making any such transfers or exchanges.


REQUIREMENTS FOR DISTRIBUTIONS

Payouts may be subject to applicable withdrawal charges. See "Part 7: Deductions and Charges." Distributions may also be taxable and subject to tax penalties. See "Part 9: Federal Tax and ERISA Matters." Amounts in the Fixed Maturity Periods that are applied to a distribution option prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Termination Prior to the Expiration Date" in Part 5.


IRA, EDC, Annuitant-Owned HR-10, SEP, SIMPLE IRA, TSA and Trusteed Contracts are subject to the Code's minimum distribution requirements for qualified plans. Generally, distributions from these Contracts, except for all types of IRAs and any contract where the annuitant is a 5% business owner, must commence by the later of April 1st of the calendar year following the calendar year in which the annuitant attains age 70 1/2, or retires from service with the employer sponsoring the plan. Subsequent distributions must be made by December 31st of each calendar year. If the required minimum distribution is not made, a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn may apply. See "Part 9: Federal Tax and ERISA Matters" for a discussion of various special rules concerning the minimum distribution requirements.

In addition, distributions from a qualified plan, including our prototype plans through which Annuitant-Owned HR-10 Contracts are issued, are subject to the provisions of the plan document. For IRA and SIMPLE IRA retirement benefits subject to minimum distribution requirements, we will send a form listing the distribution options available during the year you attain age 70 1/2 (if you have not annuitized before that time).



DISTRIBUTION OPTIONS

The Contract is an annuity contract, even though you may elect to receive your benefits in a non-annuity form. In addition to a lump sum distribution option, two other types of distribution options are available: income annuity and flexible payment distribution options.

An annuity form of distribution option or "annuitization" pays out contributions and earnings under the Contract in installments over a specified period or over the Annuitant's life. Annuitization payments, if selected, are calculated as of the annuitization date chosen, which is on file with our Processing Office. You can change this date by writing to our Processing Office anytime before the date, subject to certain restrictions as described in the Contract.

Except for EDC,  Trusteed and NQ  Contracts,  the  Contract  Owner is always the
Annuitant. In an EDC or Trusteed Contract, the Annuitant is generally the covered employee. For EDC Contracts, the employer is the Contract Owner and, for Trusteed Contracts, the Owner is the trustee. For NQ Contracts, Contract Owners may name an Annuitant other than themselves if they wish.


INCOME ANNUITY DISTRIBUTION OPTIONS:

o LIFE ANNUITY: An annuity which guarantees payments for the rest of the Annuitant's life. Payments end with the last monthly payment before the Annuitant's death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life annuity distribution options.

o LIFE ANNUITY-PERIOD CERTAIN: This annuity form guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before the end of a selected period of time (the "certain period"), payments will continue to the beneficiary for the balance of the certain period. The certain period cannot exceed life expectancy of the Annuitant (or joint life expectancy of the Annuitant and the Annuitant's spouse for qualified retirement plans). A life annuity with a certain period of 10 years is the normal form of annuity under NQ Contracts.


o LIFE ANNUITY-REFUND CERTAIN: This annuity form guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before the amount applied to purchase this annuity option has been recovered, payments will continue to the beneficiary until that amount has been recovered. This annuity option is available only as a fixed annuity.

o PERIOD CERTAIN ANNUITY: This annuity form guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years, and does not involve life contingencies. It does not permit any repayment of the unpaid principal, so you could not elect to receive part of the payments as a single-sum payment with the rest paid in monthly annuity payments. This is the normal form of annuity for Annuitants in governmental EDC plans in New York. Currently, this annuity option is available only as a fixed annuity.


o JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees payments for the rest of the Annuitant's life and, after his or her death, continuation of payments to the survivor. Generally, unless the Annuitant elects otherwise with the written consent of the spouse, this will be the normal form of annuity payment for married Annuitants under qualified plans and certain TSAs.


All of the life annuity distribution options outlined above (with the exception of Joint and Survivor Life Annuity) are available as either Single or Joint life annuities. Life annuity distribution options are not available for Annuitants in governmental EDC plans in New York.

FIXED AND VARIABLE ANNUITY FORMS:


We offer the annuity distribution options outlined above in fixed form. In variable form, only the following options are available: Life Annuity (except in New York), Life Annuity - Period Certain and Joint and Survivor Life and Life Period Certain Annuity (100% to Survivor). Life annuity distribution options are not available for Annuitants in governmental EDC plans in New York. Fixed annuity payments, funded through our general account, do not change and will be based on the tables of guaranteed annuity payments in your Contract or on our then current annuity rates, whichever is more favorable for the Annuitant. For all Annuitants, the normal form of annuity provides for fixed payments. Variable payments will be funded through your choice of Investment Funds of the HRT through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Investment Fund. Variable benefits are not allowed for governmental EDC plans in New York. See "Annuity Unit Values" in the SAI.


We also make the variable annuity distribution option available to owners of our single premium deferred annuity (SPDA) contracts. SPDA contractholders who are considering purchasing a variable distribution option should also review "Part 2: Separate Account A and its Investment Funds," "Part 3: Investment Performance," the Hudson River Trust prospectus (directly following this prospectus) and the sections of the Statement of Additional Information which discuss the variable annuity distribution option.


We may offer other forms not outlined here. Your Equitable Representative can provide details.


For each annuity distribution option, we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefit, we require the return of the Contract. If your Contract is lost, you must provide us with a written statement to this effect.

If, at the time you elect an annuity distribution option, the Annuity Account Value is less than $2,000 or the initial payment under the option elected is less than $20, we reserve the right to pay the Annuity Account Value in a single sum rather than as payments under the annuity form chosen.

The size of the payments will depend on the form of annuity (fixed or variable), the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life annuity distribution option, the Annuitant's age (or the Annuitant's and joint annuitant's ages) and in certain instances, the sex of the Annuitant(s). Once an annuity distribution option is chosen and payments have commenced, no change can be made, other than transfers (if permitted in the future) among the investment funds if a variable annuity is selected.


A $350 administrative charge will generally apply upon the election of a life contingent annuity distribution option. In no event will a Contract Owner ever receive less than the minimum amounts guaranteed by the Contract.


FLEXIBLE PAYMENT DISTRIBUTION OPTIONS:

o PARTIAL WITHDRAWALS: See "Partial Withdrawals and Termination" in this section.


o SYSTEMATIC WITHDRAWAL: You may elect either at the time of Contract issue or anytime thereafter to have an amount periodically withdrawn from your Contract. (Currently not available for EDC, Trusteed, HR-10 Annuitant-Owned Contracts, or if a TSA Contract has an outstanding loan.) A check for the amount withdrawn will be made payable to you and mailed to your address or, if you prefer, we will electronically transfer the money to your checking account. You determine on which day of the month (1st through 28th) you wish to have the Systematic Withdrawal occur. A minimum Annuity Account Value in the Investment Funds and the Guaranteed Interest Account of $20,000 is required at the time this feature is elected and you may terminate it at any time.


    The amount withdrawn may be either the amount of interest earned under the Guaranteed Interest Account or a fixed-dollar amount of the Annuity Account Value in the Investment Funds or in the Guaranteed Interest Account. When the interest option is elected, a minimum of $20,000 must be maintained in the Guaranteed Interest Account. No minimum Annuity Account Value is required to be maintained when the fixed-dollar option is elected. Withdrawals may be scheduled monthly or quarterly, subject to minimum amount of $300. Amounts withdrawn which are in excess of the 10% free corridor amount are subject to the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 7.


o REQUIRED MINIMUM DISTRIBUTIONS OPTION: We offer a payment option, which we call "Required Minimum Distributions Option," which is intended to meet the general minimum distribution requirements applicable to qualified plans, IRAs, SEPs, SIMPLE IRAs, TSAs, and EDC Contracts. See "Part 9: Federal Tax and ERISA Matters." You may elect the Required Minimum Distributions Option if the Annuitant is at least age 70 1/2 and your Contract has an Annuity Account Value in the Investment Funds and the Guaranteed Interest Account of at least $2,000. You can elect the Required Minimum Distributions Option by filing the proper election form with us. If you elect the Required Minimum Distributions Option, we will pay out of the Annuity Account Value in the Investment Funds and the Guaranteed Interest Account an amount which the Code requires to be distributed from your Contract. If such amounts are insufficient and you hold amounts in the Fixed Maturity Account, we will then pay out required amounts from the Fixed Maturity Account. In performing this calculation, we assume that the only funds subject to the Code's minimum distribution requirements are those held under your Contract. We calculate the Required Minimum Distributions Option amount based on the information you give us, the various choices you make and certain assumptions, including the assumption that you are required by law to receive a minimum distribution. Currently, the Required Minimum Distributions Option payments will be made annually. We are not responsible for errors that result from inaccuracies in the information you provide. The choices you can make are described in Part 3 of the SAI.


    You may elect the Required Minimum Distributions Option for each Contract you own, subject to our rules then in effect. This election is revocable except for EDC Contracts. The Required Minimum Distributions Option is not available under Contracts that have an outstanding loan. Generally electing this option does not restrict making partial withdrawals, or subsequently electing an annuity distribution option.

    The minimum check that will be sent is $300, or, if less, your Annuity Account Value. If, after the deduction of the amount of the minimum distribution, the total Annuity Account Value is less than $500, we may terminate the Contract and pay the Cash Value. See "Partial Withdrawals and Termination" above.

    Any applicable withdrawal charges will be deducted in addition to the amount distributed under the Required Minimum Distributions Option. Withdrawal charges will be deducted on a pro rata basis from the Investment Funds and the Guaranteed Interest Account or, if there is an insufficient amount in these Options, on a pro rata basis from the Fixed Maturity Periods. See "Contingent Withdrawal Charge" in Part 7.


    If you have an EQUI-VEST TSA that was purchased before December 31, 1986 or a TSA purchased from another carrier before December 31, 1986 and subsequently transferred to an EQUI-VEST TSA, the amount of your pre-1987 account balance is not subject to the minimum distribution rules at age 70 1/2. However, post-1986 salary reduction contributions and all earnings since that date are subject to minimum distribution requirements of Code
    Section 401(a)(9).

o DEPOSIT OPTION: This distribution option is for NQ Contracts only. Proceeds from your NQ Contract can be deposited for a period selected (including one for as long as the Annuitant lives), and will be credited with a guaranteed rate of interest for that period.


GUARANTEED DEATH BENEFIT

When the Annuitant Dies

Generally, upon receipt of due proof of the Annuitant's death, we will pay a death benefit to the beneficiary named in your Contract. You designate the beneficiary on the application. You may change your beneficiary by writing to our Processing Office. The change is effective on the date the written submission was signed. A beneficiary change request must be received by the Processing Office before the submission of a death claim.

In general, the death benefit is equal to the greater of: (i) the Annuity Account Value (less any outstanding loan and accrued interest, if any) and (ii) the "minimum death benefit." The minimum death benefit will not be less than all contributions made (less any applicable taxes and any outstanding loan and accrued interest, if any) adjusted for total withdrawals. We will pay the death benefit to the beneficiary in the form of an annuity distribution option if you have chosen such form under your Contract. If no annuity option is in effect at the Annuitant's death, the beneficiary will receive the death benefit in a lump sum. However, subject to certain exceptions in the Contract, our rules then in effect and any other applicable legal requirements, the beneficiary may elect to: (a) apply the death benefit to an annuity distribution option we offer, (b) apply the death benefit to provide any other form of distribution option we offer, (c) elect any combination of forms of distribution option, or (d) in certain circumstances, continue the Contract.

For Series 300 and 400 Contracts only, if the Annuitant is also the Contract Owner and the Owner/Annuitant elects his or her spouse to be the sole primary beneficiary and to be the Successor Annuitant and Contract Owner, then the surviving spouse automatically becomes both the successor Contract Owner and Annuitant, and no death benefit is payable until the surviving spouse's death.

When the Contract Owner Dies before the Annuitant (NQ Contracts Only)


For all NQ Contracts, when the Contract Owner is not the Annuitant and the Contract Owner dies before any annuity distribution payments have begun, the beneficiary named to receive the death benefit upon the Annuitant's death will automatically succeed as Contract Owner. For Series 300 and 400 Contracts only, you have the right to designate a Successor Owner either on the application form or in a written request sent to our Processing Office. The Code requires that the original Contract Owner's entire interest in the Contract be completely distributed to the named beneficiary by the fifth anniversary of such Owner's death (unless an annuity distribution option is elected and payments begin within one year after the Contract Owner's death and are made over the beneficiary's life or over a period not exceeding the beneficiary's life expectancy). If an annuity distribution option has not been elected, as described above, we will pay any remaining Annuity Account Value (less any applicable contingent withdrawal charge) on the fifth anniversary of the Contract Owner's death. If the named beneficiary is the Contract Owner's surviving spouse, no distributions are required as long as both the surviving spouse and the Annuitant are living.



YOUR BENEFICIARY


You designate the beneficiary for the death benefit under the Contract on the application. You may change your beneficiary by writing to our Processing Office. The change is effective on the Transaction Date. The Owner must be the beneficiary under EDC plans and the trustee must be the beneficiary under most Trusteed plans. The death benefit available to the beneficiary is determined as of the Business Day due proof of death is received at our Processing Office. On that Business Day, the Annuity Account Value is deducted from the Investment Options and is credited with interest at an interest rate not less than the rate required by law. If you have transferred the value of another Equitable Life annuity contract to your EQUI-VEST Contract, the value of that contract's minimum death benefit calculated as of the time of transfer will be included in total contributions for purposes of calculating the minimum death benefit.

If no benefit option is in effect at the Annuitant's death, the beneficiary can select a lump sum option or one of the forms of annuity benefit. Under an EQUI-VEST NQ Contract, where the Annuitant and Owner are not the same, the beneficiary at the death of the Owner may elect to continue the Contract by deferring payment of the entire amount in the Investment Options for a period of five years from the death of the Original owner; the beneficiary may also elect to receive payments within one year of the original owner's death in the form of a life annuity or installment option for a period of not longer than the life expectancy of the beneficiary.

At the time of payment, subject to our rules in effect, the beneficiary may elect to apply the single sum payment to a new EQUI-VEST NQ Contract which will be owned by the beneficiary.

In either of the above cases, we will issue a 1099R form for the year of payment advising the Internal Revenue Service of the distribution from the original EQUI-VEST NQ Contract.

Under all Contracts, any option selected must provide for distribution of the Annuity Account Value within the period of time permitted by the Code. For EDC Contracts, benefits must be distributed within a period not to exceed 15 years (or within the period of the life expectancy of the surviving spouse if the spouse is the designated beneficiary). See "Part 9: Federal Tax and ERISA Matters."


If a lump sum is selected, it is generally paid through the Equitable Life Access Account(TM), an interest bearing checking account. A beneficiary has immediate access to the proceeds by writing a check on the account. We pay interest from the date the lump sum is deposited into the Access Account until the date the Access Account is closed.


PROCEEDS

Application of proceeds from the Investment Funds to a variable annuity, payment of a death benefit from the Investment Funds and payment of any portion of the Annuity Account Value in the Investment Funds (less any applicable withdrawal charge) will be made within seven days after the Transaction Date. Payments or applications of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sales of securities or determination of the fair value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interests in the Investment Funds. We can defer payment of any portion of the Annuity Account Value in the Guaranteed Interest Account and in the Fixed Maturity Account for up to six months while you are living.

--------------------------------------------------------------------------------


                         PART 7: DEDUCTIONS AND CHARGES


--------------------------------------------------------------------------------

ALL CONTRACTS


Most charges applied to your Contract apply to all Investment Options. However, HRT and EQAT Charges to Portfolios and Charges to Investment Funds do not apply to the Guaranteed Interest Account or to the Fixed Maturity Account. See "Allocation of Certain Charges to the Fixed Maturity Account" in this section.


CHARGES TO PORTFOLIOS


Investment advisory fees charged daily against the Trusts' assets, direct operating expenses of the Trusts (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of the Trusts (such as brokerage commissions and other expenses related to the purchase and sale of securities) are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be increased without a vote of that Portfolio's shareholders.

Investment advisory fees are established under investment advisory agreements between HRT and its investment manager, Alliance, and between EQAT, the Manager and the EQAT Advisors. All of these fees and expenses are described more fully in the prospectuses of HRT and EQAT. Since shares are purchased at their net asset value, these fees and expenses are, in effect, passed on to the Separate Account and are reflected in the Accumulation Unit Values for the Investment Funds. The maximum fees are as follows:


--------------------------------------------------------------------------------
                                                       MAXIMUM INVESTMENT
HRT PORTFOLIO                                      ADVISORY FEE (ANNUAL RATE)
--------------------------------------------------------------------------------
Alliance Money Market                                        0.350%
Alliance Intermediate Government
   Securities                                                0.500%
Alliance High Yield                                          0.600%
Alliance Quality Bond                                        0.525%
Alliance Growth and Income                                   0.550%
Alliance Equity Index                                        0.325%
Alliance Common Stock                                        0.475%
Alliance Global                                              0.675%
Alliance International                                       0.900%
Alliance Aggressive Stock                                    0.625%
Alliance Small Cap Growth                                    0.900%
Alliance Conservative Investors                              0.475%
Alliance Balanced                                            0.450%
Alliance Growth Investors                                    0.550%
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                     MAXIMUM INVESTMENT
EQAT PORTFOLIO                                   ADVISORY FEE (ANNUAL RATE)
--------------------------------------------------------------------------------
T. Rowe Price International Stock                              0.75%
T. Rowe Price Equity Income                                    0.55%
EQ/Putnam Growth & Income Value                                0.55%
EQ/Putnam Balanced                                             0.55%
MFS Research                                                   0.55%
MFS Emerging Growth Companies                                  0.55%
Morgan Stanley Emerging Markets Equity                         1.15%
Warburg Pincus Small Company Value                             0.65%
Merrill Lynch World Strategy                                   0.70%
Merrill Lynch Basic Value Equity                               0.55%


CHARGES FOR STATE PREMIUM AND OTHER
APPLICABLE TAXES

Currently, we deduct a charge for applicable taxes, such as state or local premium taxes, from the amount applied to provide an annuity distribution option if elected. The current tax charge that might be imposed varies by state and ranges from 0% to 2.25%; however, the rate is 1% in Puerto Rico and 5% in the Virgin Islands.



We reserve the right to deduct any such charge from each contribution or from distributions or upon termination. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes at a later time. If, however, an additional tax is later imposed upon us when you withdraw, terminate or annuitize, we reserve the right to deduct a charge at such time.

--------------------------------------------------------------------------------


                   EQUI-VEST IRA, QP IRA, SEP, SIMPLE IRA AND
                     NQ CONTRACTS (SERIES 300 AND 400 ONLY)


--------------------------------------------------------------------------------


CHARGES TO INVESTMENT FUNDS


We make a daily charge at a guaranteed maximum effective annual rate of 1.35% against the assets held in each of the Investment Funds. This charge is reflected in the Accumulation Unit Values for the particular Investment Fund and covers mortality and expense risk charges of 1.10% and expenses of 0.25%. For a limited period of time we will charge 0.24% against the assets of the HRT and EQAT Funds for expenses, except as noted. This period will remain in effect until further notice. We charge 0.25% against the assets of the Alliance Money Market, Common Stock, Aggressive Stock, and Balanced Funds.


The mortality and expense risk charge is comprised of 0.60% for mortality risk and 0.50% for expense risk, although the allocation of these risk charges may vary. We assume a mortality risk by (a) our obligation to pay a death benefit that will not be less than the total value of all contributions made (less any applicable taxes) adjusted for total withdrawals, (b) our obligation to make annuity payments for the life of the Annuitant under guaranteed fixed annuity options, regardless of the Annuitant's longevity, (c) our guarantees relating to annuity purchase rates, the actuarial basis for which can be changed only for new contributions and only on the fifth anniversary of the Contract Date and every five years thereafter, and (d) our obligation to waive the contingent withdrawal charge upon the payment of a death benefit.

The expense risk we assume is the risk that, over time, our actual expense of administering the Contracts may exceed the amounts realized from the expense charge and the annual administrative expense charge. Part of the mortality and expense risk charge may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the Contracts to the extent that the charge is not needed to meet the actual expenses incurred.

The charge for expenses, together with the annual administrative charge described below, is designed to reimburse us for our costs in providing administrative services in connection with the Contracts, and is not designed to include an element of profit.

ANNUAL ADMINISTRATIVE CHARGE

On the last Business Day of each Contract Year, we deduct from the Annuity Account Value an annual administrative charge equal to the lesser of $30 or 2% of the Annuity Account Value on such Business Day for the first two Contract Years, and $30 for each Contract Year thereafter. This charge is deducted on a pro rata basis from the Investment Funds and the Guaranteed Interest Account, and from the Fixed Maturity Account should collection from the other Options be insufficient and we have not been otherwise reimbursed. This charge will be prorated for a fractional year if, before the end of the Contract Year, you surrender your Contract, the Annuitant dies or you elect an annuity distribution option. Accumulation Units will be redeemed in order to pay any portion of the charge deducted from an Investment Fund. Any portion of the charge deducted from the Guaranteed Interest Account or Fixed Maturity Account is withdrawn in dollars.


We reserve the right to increase this charge if our administrative costs increase, but the charge is guaranteed never to exceed $65 annually, subject to applicable law. We also reserve the right to eliminate the administrative charge for IRA, SEP, SARSEP, SIMPLE IRA and NQ Contracts having a minimum Annuity Account Value of a specified amount currently set at $25,000 for NQ, and $20,000 for the other markets, on the last Business Day of each Contract Year. We also reserve the right to deduct this charge on a quarterly, rather than annual, basis.


CONTINGENT WITHDRAWAL CHARGE

No sales charges are deducted from contributions. However, to assist us in defraying the various sales and promotional expenses incurred in connection with selling the Contracts, we assess a charge on amounts withdrawn when you make a partial withdrawal or terminate your Contract if the amount withdrawn is in excess of the free corridor amount (defined in this section) or if no exception applies. The amount of the withdrawal and the applicable withdrawal charge are deducted pro rata from the Investment Funds and the Guaranteed Interest Account and from the Fixed Maturity Account should collection from the other Options be insufficient. The amount deducted to pay the withdrawal charge is also subject to the withdrawal charge.

--------------------------------------------------------------------------------
EQUI-VEST  IRA, QP IRA,  SEP,  SIMPLE IRA AND NQ  CONTRACTS  (SERIES 300 AND 400
ONLY) (Continued)
--------------------------------------------------------------------------------

The contingent withdrawal charge is equal to 6% of the amount attributable to withdrawn contributions which have been made in the current and five prior Contract Years. In the case of a termination, we will pay the greater of (i) the Annuity Account Value after the withdrawal charge has been imposed, as described above, or (ii) the free corridor amount plus 94% of the remaining Annuity Account Value. For purposes of calculating the withdrawal charge (1) we treat contributions as being withdrawn before earnings on a first-in, first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of contributions. Although we treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge, the Federal income tax law treats earnings on most NQ Contracts as withdrawn first. See "Part 9:
Federal Tax and ERISA Matters."


We reserve the right to change the amount of the contingent withdrawal charge, provided that it will not exceed 6% of the amount deemed attributable to withdrawn contributions. Applicable regulations would not permit such a change where it would be unfairly discriminatory to any person. Moreover, the withdrawal charge will be reduced if needed in order to comply with any state law that applies. See New York Contracts -- Fixed Maturity Account in this section. The tax consequences of withdrawals are discussed under "Part 9:
Federal Tax and ERISA Matters."

Free Withdrawal Amount (Free Corridor)

No withdrawal charge will be applied during any Contract Year in which the amount withdrawn is less than or equal to 10% of the Annuity Account Value at the time the withdrawal is requested minus any amount previously withdrawn during that Contract Year. This 10% portion is called the FREE CORRIDOR AMOUNT. Any withdrawal requested that exceeds the free corridor amount will be subject to the contingent withdrawal charge, unless one of the following exceptions applies.

Exceptions to the Contingent Withdrawal Charge

A contingent withdrawal charge will not apply upon any of the events listed below.

o   the Annuitant dies and a death benefit is payable to the beneficiary, or

o we receive a properly completed election form providing for the Annuity Account Value to be used to buy a life contingent annuity.

A contingent withdrawal charge will not apply in the following events. However, we reserve the right to impose a contingent withdrawal charge, in accordance with your Contract and applicable state law, for preexisting conditions or conditions which began within 12 months of your Contract Date for these events:

o the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration; or

o we receive proof satisfactory to us that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician); or

o the Annuitant has been confined to a nursing home for more than a 90-day period (or such other period, if required in your state) as verified by a licensed physician. A nursing home for this purpose means one which is (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

    -- its main function is to provide skilled, intermediate, or custodial nursing care;

    --    it provides continuous room and board to three or more persons;

    --    it is supervised by a registered nurse or licensed practical nurse;

    --    it keeps daily medical records of each patient;

    --    it controls and records all medications dispensed; and

    --    its primary service is other than to provide housing for residents.


Additionally, a withdrawal charge will not apply to an IRA, QP IRA, SIMPLE IRA, or SEP Contract upon the following events:


o the Annuitant has completed at least six Contract Years and has attained age 59 1/2; or

o a request is made for a refund of a contribution in excess of amounts allowed to be contributed under the Code within one month of the date on which the contribution is made.

EQUI-VEST  IRA, QP IRA,  SEP,  SIMPLE IRA AND NQ  CONTRACTS  (SERIES 300 AND 400
ONLY) (Continued)


New York Contracts -- Fixed Maturity Account

For Contracts issued in New York, the contingent withdrawal charge applicable to contributions to the Fixed Maturity Account (including amounts transferred to that Account from the other Investment Options) and which are withdrawn from the Fixed Maturity Account, will never exceed 6%; however, the contingent withdrawal charge could be lower.

For the Fixed Maturity Account, the contingent withdrawal charge will be the greater of that determined by applying the New York Declining Scale ("Declining Scale") and the New York Alternative Scale ("Alternative Scale"), not to exceed 6%. As to the withdrawal of amounts that have been transferred within the Fixed Maturity Account from one Maturity Period to another, the Alternative Scale is applied if it produces a higher charge than the Declining Scale.

--------------------------------------------------------------------------------

  DECLINING SCALE                              ALTERNATIVE SCALE
--------------------------------------------------------------------------------

  Year of Investment in                        Year of Transfer within
    Fixed Maturity Account*                       Fixed Maturity Acount*

  Within Year 1                6%                 Within Year 1            5%
          2                    6%                     2                    4%
          3                    5%                     3                    3%
          4                    4%                     4                    2%
          5                    3%                     5                    1%
          6                    2%                After Year 5              0%
     After Year 6              0%

                                             Not to exceed  1% times the  number
                                             of  years   remaining  in  Maturity
                                             Period,   rounded   to  the  higher
                                             number of years. In other words, if
                                             4.3 years remain,  it would be a 5%
                                             charge.
--------------------------------------------------------------------------------

* Measured from the Contract Anniversary Date prior to the date of the contribution or transfer.


For example, compare the withdrawal charge that would be applicable to a withdrawal from a Series 400 IRA, QP IRA or NQ Contract that has an Annuity Account Value of $10,000-$8,000 from contributions made three years ago and $2,000 from positive investment performance.

o For any contributions withdrawn in the first six years after they are made, the normal Series 400 withdrawal charge would be $480 (6% of $8,000). However, if the contributions were made to the Fixed Maturity Account, the withdrawal charge would be lower. According to the New York Declining Scale described above, in the third year, the withdrawal charge would be limited to 5% of the $8,000, or $400.


o Now assume that, although the contributions had been made to the Fixed Maturity Account three years ago, they were transferred to a new Maturity Period within the Fixed Maturity Account in the third year, and further assume that there is exactly one year remaining in the Maturity Period to which the amounts were transferred. Because there was a transfer within the Fixed Maturity Account, the New York Alternative Scale may now apply. Based on this Scale, a contribution that was so transferred will be subject to a 5% withdrawal charge, if withdrawn in the year of the transfer, such charge not to exceed 1% for each year remaining in the Maturity Period. Since, in this example, the time remaining is exactly one year, the Alternative Scale would limit the withdrawal charge to 1%. However, New York regulations allow that the greater of the Declining Scale or the Alternative Scale is used. Therefore, the withdrawal charge would be 5%, or $400, based on the Declining Scale.

o In no event would the contingent withdrawal charge exceed that otherwise applicable under the Contract; application of the New York Scale can only result in a lower charge. Thus, if a contribution had been in the Contract for more than six years and was thus exempt from a withdrawal charge, no such charge would be applicable.

o For withdrawals from an Investment Option other than the Fixed Maturity Account, the amount available for withdrawal without a contingent withdrawal charge is reduced by the amount of contributions in the Fixed Maturity Account to which no withdrawal charge applies.

o As of any date on which 50% or more of your Annuity Account Value is held in the Fixed Maturity Account, the free corridor amount is zero.

o If you have not made a prior election for the reinvestment of your Maturity Amount when it reaches the Expiration Date, such Amount will be reinvested in whichever Fixed Maturity Period then offered has the nearest Expiration Date; if no Fixed Maturity Periods are being offered, it will be reinvested in the Money Market Fund.

EQUI-VEST  IRA, QP IRA,  SEP,  SIMPLE IRA AND NQ  CONTRACTS  (SERIES 300 AND 400
ONLY) (Continued)


The potential for the contingent withdrawal charge applicable to withdrawals from the Fixed Maturity Account to be lower than the otherwise applicable charge and the potential for the free corridor amount to also be lower than that which would otherwise apply should be considered in making allocations to, or transfers to or from, the Fixed Maturity Account.

ALLOCATION OF CERTAIN CHARGES TO THE
FIXED MATURITY ACCOUNT

The annual administration charge and the contingent withdrawal charge will be deducted from the Guaranteed Interest Account and the Investment Funds, as discussed above. In the event that amounts in those Options are insufficient to cover these charges, we reserve the right to deduct those charges from the Fixed Maturity Periods. Charges applied to the Fixed Maturity Periods are considered withdrawals and, as such, will result in a market value adjustment. See "Part 5:
The Fixed Maturity Account."

CHARGE ON THIRD PARTY TRANSFER OR EXCHANGE


If you ask us to make a direct transfer to a third party of amounts under your Contract, or request that your Contract be exchanged for another contract or certificate issued by another carrier, we deduct from the Annuity Account Value both a contingent withdrawal charge as described above (if any) and (except for Series 300 Contracts in Florida) a charge of $25 per occurrence. We reserve the right to increase this $25 fee to a maximum of $65 for each direct transfer or exchange.



--------------------------------------------------------------------------------


      ALL EQUI-VEST EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP,
                  SIMPLE IRA AND NQ (SERIES 100 AND 200 ONLY)


--------------------------------------------------------------------------------


LIMITATION ON CHARGES


Under the terms of these Contracts, for the Alliance Money Market, Alliance Balanced, Alliance Common Stock and Alliance Aggressive Stock Funds, the aggregate amount of the Separate Account charge made to those Funds, the HRT charges for investment advisory fees and the direct operating expenses of the HRT may not exceed a total effective annual rate of 1.75% of the value of the assets held in those Investment Funds.


CHARGES TO INVESTMENT FUNDS


We make a daily charge against the assets held in each of the Investment Funds. This charge is reflected in the Accumulation Unit Values for the particular Investment Fund and covers expenses, expense risks, mortality risks (for the annuity rate guarantee), death benefits (for the minimum death benefit) and financial accounting. For the Alliance Money Market, Alliance Balanced and Alliance Common Stock Funds, the charge is made at an annual rate guaranteed not to exceed 1.49%. For all other Investment Funds of the HRT and EQAT, the charge is made at an annual rate guaranteed not to exceed 1.34%.



Specific charges for each series are set forth below:

                                   SERIES 100
--------------------------------------------------------------------------------

                                               ALLIANCE
                                            MONEY MARKET,
                                          ALLIANCE BALANCED,
                                           ALLIANCE COMMON              OTHER
                                             STOCK FUNDS                FUNDS
--------------------------------------------------------------------------------

Expenses                                         .60%                    .60%

Expense Risks                                    .30                     .15

Mortality Risks                                  .30                     .30

Death Benefits                                   .05                     .05

Financial Accounting                             .24                     .24
--------------------------------------------------------------------------------

                                   SERIES 200
--------------------------------------------------------------------------------

                                               ALLIANCE
                                            MONEY MARKET,
                                          ALLIANCE BALANCED,
                                           ALLIANCE COMMON              OTHER
                                             STOCK FUNDS                FUNDS
--------------------------------------------------------------------------------

Expenses and Financial
    Accounting                                   .25%                     .25%
Expense Risks                                    .55                      .49
Mortality Risks and
    Death Benefits                               .60                      .60
--------------------------------------------------------------------------------

ALL EQUI-VEST EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP, SIMPLE IRA AND NQ (SERIES 100 AND 200 ONLY) (Continued)


The charge for expenses is designed to reimburse us for various research and development costs and for administrative expenses that exceed the annual administrative charge described below. The expense risk we assume is the risk that, over time, our actual administrative expense may exceed the amounts realized from the expense and the annual administrative expense charges, which may not be increased. We assume a mortality risk by (a) our obligation to pay a death benefit that will not be less than the total value of all contributions made (less any applicable taxes) adjusted for total withdrawals, (b) our obligation to make annuity payments for the life of the Annuitant, regardless of the Annuitant's longevity, (c) our guarantees relating to annuity purchase rates, the actuarial basis for which can be changed only for new contributions and only on the fifth anniversary of the Contract Date and every five years thereafter, and (d) our obligation to waive the contingent withdrawal charge upon the payment of a death benefit. The charge for financial accounting services is designed to reimburse us for our costs in providing those services in connection with the Contracts, and, like the charge for expenses, is not designed to include an element of profit. The total of these charges may be reallocated among the categories of charges shown above; however, we intend to limit any possible reallocation to include only the charges for expense risks, mortality risks and death benefits.

Part of the respective charges for expense risks, mortality risks and death benefits may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the Contracts to the extent that the charges are not needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

Except as discussed below, on the last Business Day of each Contract Year we deduct from the Annuity Account Value an annual administrative charge equal to the lesser of $30 or 2% of the Annuity Account Value on such Business Day (adjusted to include any withdrawals made during the year). This charge is deducted from each Investment Option on a pro rata basis. This charge will be prorated for a fractional year if, before the end of the Contract Year, you surrender your Contract, the Annuitant dies or you elect an annuity distribution option. Accumulation Units will be redeemed in order to pay any portion of the charge deducted from an Investment Fund.

Any portion of the charge deducted from the Guaranteed Interest Account is withdrawn in dollars.

Exceptions to Annual Administrative Charge


For  IRA,  QP  IRA,  NQ,  SEP,   SIMPLE  IRA,   Unincorporated   Trusteed,   and
Annuitant-Owned HR-10 Contracts, the charge is zero if the Annuity Account Value is at least $10,000 at the end of the Contract Year.


For TSA, EDC and Corporate Trusteed Contracts, the charge is zero if the Annuity Account Value is at least $25,000 at the end of the Contract Year.

CONTINGENT WITHDRAWAL CHARGE

No sales charges are deducted from contributions. However, to assist us in defraying the various and promotional expenses incurred in connection with selling the Contracts, we assess a charge on amounts withdrawn when you make a partial withdrawal or terminate your Contract if the amount withdrawn is in excess of the free corridor amount (defined below) or if no exception applies. The withdrawal charge is deducted pro rata from the Annuity Account Value in addition to the amount of the requested withdrawal; the amount deducted which is applied to pay the withdrawal charge is also subject to the withdrawal charge.

Free Withdrawal Amount (Free Corridor)


For NQ, Trusteed, TSA and QP IRA Contracts (but not IRA or QP IRA group Contracts), no withdrawal charge will be applied during any Contract Year in which the amount withdrawn is less than or equal to 10% of the Annuity Account Value at the time the withdrawal is requested minus any amount previously withdrawn during that Contract Year. This 10% portion is called the FREE CORRIDOR AMOUNT. For EDC, SEP, SIMPLE IRA and QP IRA Series 100 and 200 group Contracts, the free corridor amount is available only after three Contract Years have been completed or the Annuitant has reached age 59 1/2.

ALL EQUI-VEST EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP, SIMPLE IRA AND NQ (SERIES 100 AND 200 ONLY) (Continued)


HOW THE CONTINGENT WITHDRAWAL CHARGE IS APPLIED FOR SERIES 100 AND 200 NQ AND TRUSTEED CONTRACTS

Partial withdrawals in excess of the free corridor amount will be subject to a withdrawal charge of 6% of the amount of the contributions made during the current and five prior Contract Years. In the case of a termination, we will pay the greater of (i) the Annuity Account Value after the withdrawal charge has been imposed, as described above and after giving effect to any outstanding loan balance (including accrued interest), or (ii) the free corridor amount plus 94% of the remaining Annuity Account Value. For NQ Contracts issued to Annuitants age 59 or older, this percentage will be 95% in the fifth Contract Year and 96% in the sixth Contract Year. For Trusteed Contracts issued to Annuitants age 60 or older, this percentage is 95% in the fifth Contract Year. For NQ and Trusteed group Contracts, there is no reduction in the contingent withdrawal charge for older Annuitants (referred to above) in the fifth and sixth Contract Year.


For purposes of calculating the withdrawal charge, (1) we treat contributions as being withdrawn before earnings, on a first-in, first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of any contributions. Although we treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge, the Federal income tax law treats earnings on most NQ Contracts as withdrawn first. See "Part 9: Federal Tax and ERISA Matters."


No charge will be applied to any amount withdrawn from an NQ or Trusteed Contract if:

o the amount withdrawn is applied to the election of a life annuity distribution option; or

o the Annuitant dies and the death benefit is made available to the beneficiary.

No charge will be applied to any amount withdrawn from a Trusteed Contract if:

o the Owner has completed at least five Contract Years and the Annuitant has reached age 59 1/2; or

o a request is made for a refund of an excess contribution within one month of the date on which the contribution is made.

No charge will be applied to any amount withdrawn from a Corporate Trusteed Contract if the Annuitant has reached age 59 1/2 and has either retired or terminated employment, regardless of the number of completed Contract Years.


HOW THE CONTINGENT WITHDRAWAL CHARGE IS APPLIED FOR SERIES 100 AND 200 IRA, SEP, SIMPLE IRA, TSA, EDC AND ANNUITANT-OWNED HR-10 CONTRACTS


Withdrawals under these Contracts and defaulted loan amounts under TSA Contracts (in excess of the free corridor amount, if applicable) may be subject to a charge of up to 6% of the amount withdrawn or the defaulted loan amount, as the case may be. The percentage charged will be based on the Contract Year in which the withdrawal is made, as shown at right:


                     Contract
                      Year(s)                      Charge
                -----------------------------------------------

                1 through 5                            6%*

                6 through 8                            5

                9                                      4

                10                                     3

                11                                     2

                12                                     1

                13 and later                           0


* This percentage will be reduced to 5% for Contracts issued to Annuitants under individual Contracts only, in year 5, if age 60 or older.


The total of all withdrawal charges assessed will not exceed 8% of all contributions made during the current Contract Year and the nine prior Contract Years before the withdrawal is made.


No charge will be applied to any amount withdrawn from an IRA, QP IRA, SEP, SIMPLE IRA, TSA, EDC or Annuitant-Owned HR-10 (except for NQ and Trusteed Contracts) Contract if:


o the Contract Owner has completed at least five Contract Years and the Annuitant has reached age 59 1/2 ;

o a request is made for a refund of an excess contribution within one month of the date on which the contribution is made;

o the Annuitant dies and the death benefit is made available to the beneficiary;

o the Contract Owner has completed at least five Contract Years, the Annuitant has reached age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond the Annuitant's age 59 1/2 and allows no prepayment;

ALL EQUI-VEST EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP, SIMPLE IRA AND NQ (SERIES 100 AND 200 ONLY) (Continued)


o the Contract Owner has completed at least three Contract Years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years that allows no prepayment;

o the amount withdrawn is applied to the election of a life contingent annuity distribution option (this form of payment is not available for Annuitants in governmental EDC plans in New York);

o the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of the Annuitant's life expectancy, that allows no prepayment (this provision is available only for Annuitants in governmental EDC plans in New York).

No charge will be applied to any amount withdrawn from a TSA Contract if:

o the Contract Owner has completed at least five Contract Years, has reached age 55 and has separated from service.

No charge will be applied to any amount withdrawn from a SEP Contract funding SARSEP arrangements if:

o the amount withdrawn is a distribution of deferrals disallowed (plus or minus any gain or loss) by reason of the employer's failure to meet the Code's requirement that 50% of eligible employees elect SARSEP within the plan year and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which you were notified of such disallowance; or

o the amount withdrawn is an "excess contribution" (as such term is defined in Section 408(k)(6)(C)(ii) of the Code), plus or minus any gain or loss, and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which the excess contributions were made; or

o the amount withdrawn is an "excess deferral" (as such term is defined in Section 402(g)(2) of the Code), plus or minus any gain or loss, and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which such excess deferrals were made.

We reserve the right to reduce or eliminate the withdrawal charge in certain cases, including transfers to an IRA or QP IRA from another EQUI-VEST Contract. In no event would such reduction or elimination be permitted where it would be unfairly discriminatory to any person.

The tax consequences of withdrawals are discussed under "Part 9: Federal Tax and ERISA Matters."

As a result of regulations which apply to EDC plans of governmental employers in New York (NY EDC PLANS), EQUI-VEST Contracts which fund New York EDC Plans contain special provisions which apply to all NY EDC Plans whose EQUI-VEST funding arrangements became effective or were renewed on or after July 1, 1989.

These provisions permit the automatic termination of all Contracts issued in connection with a NY EDC Plan five years after the effective date (or any renewal date) of its EQUI-VEST funding arrangement without the deduction of any contingent withdrawal charges. If agreed to by the employer and us, the period may be shorter than five years. A decision to permit the automatic termination of all Contracts would result in the transfer of each Contract's Annuity Account Value to a successor funding vehicle designated by the employer.

The employer sponsoring a NY EDC Plan can renew the EQUI-VEST funding arrangement in a written notice to us which includes a certification of compliance with procedures under the applicable regulations. We are not responsible for the validity of any certification by the employer. A written notice to transfer must be received at our Processing Office and accepted by us not later than seven days before the date on which a transfer is to occur. If an employer fails to notify us in writing as to a transfer of the NY EDC arrangement, or as to its intention not to renew, we will continue the arrangement and associated contracts will not be automatically terminated.

No further investment experience, whether positive or negative, will be credited under a NY EDC Plan Contract once the Contract terminates. As with other tax-favored retirement programs in which the funding is affected by actions of a sponsoring employer, we are not required to provide Annuitants with information relating to an employer's decision to exercise any termination right.

--------------------------------------------------------------------------------


                              PART 8: VOTING RIGHTS


--------------------------------------------------------------------------------


HRT AND EQAT VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of HRT or EQAT. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o   to elect each trust's Board of Trustees,

o   to ratify the selection of independent auditors for each trust, and

o on any other matters described in each Trust's current prospectus or requiring a vote by shareholders under the 1940 Act.

Because HRT is a Massachusetts business trust, and EQAT is a Delaware business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Contract Owners and Employers, if appropriate, the opportunity to instruct us how to vote the number of shares attributable to their Contracts. If we do not receive instructions in time from all Contract Owners and Employers, if appropriate, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Contract Owners vote.

Each share of each trust is entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

VOTING RIGHTS OF OTHERS

Currently, we control each trust. EQAT shares currently are sold only to our separate accounts. HRT shares are held by other separate accounts of ours and by insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of Contract Owners, we currently do not foresee any disadvantages arising out of this. HRT's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that HRT's response to any of those events insufficiently protects our Contract Owners, we will see to it that appropriate action is taken to protect our Contract Owners.

SEPARATE ACCOUNT VOTING RIGHTS

If actions relating to the Separate Account require Contract Owner approval, Contract Owners will be entitled to one vote for each Accumulation Unit they have in the Investment Funds. We will cast votes attributable to any amounts we have in the Investment Funds in the same proportion as votes cast by Contract Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

--------------------------------------------------------------------------------


                      PART 9: FEDERAL TAX AND ERISA MATTERS


--------------------------------------------------------------------------------


ANNUITIES

This prospectus briefly describes our understanding of the current Federal income tax rules that apply to an annuity purchased only with after-tax dollars (non-qualified annuity) and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (qualified annuity). A qualified annuity includes Trusteed and Annuitant-Owned HR-10 Contracts purchased for a "qualified plan" (a plan qualified under Section 401(a) of the Code) or TSA, IRA, QP IRA, SEP, SIMPLE IRA or EDC Contracts. Rights and benefits of the Annuitant under an annuity purchased to fund a tax-favored retirement program may be restricted in order to qualify for its special treatment under Federal tax law.

Additional tax information appears in the SAI. This prospectus and the SAI do not provide detailed tax information and do not address state and local income and other taxes, or federal gift and estate taxes. Not every Contract has every feature discussed in this section. Please consult a tax adviser when considering the tax aspects of your Contract.

TAXATION OF NON-QUALIFIED ANNUITIES

Equitable has designed the EQUI-VEST Contract to qualify as an "annuity" for purposes of Federal income tax law.

Gains in the Annuity Account Value of the Contract generally will not be taxable to an individual until a distribution occurs, either by a withdrawal of part or all of its value or as a series of periodic payments. However, there are some exceptions to these rules: (1) if a Contract fails investment diversification requirements; (2) if an individual transfers a Contract as a gift to someone other than a spouse (or divorced spouse), any gain in its Annuity Account Value will be taxed at the time of transfer; (3) the assignment or pledge of any portion of the value of a Contract will be treated as a distribution of that portion of the Contract; and (4) when an insurance company (or its affiliate) issues more than one non-qualified deferred annuity contract during any calendar year to the same taxpayer, the contracts are required to be aggregated in computing the taxable amount of any distribution.

Aggregation is required only for the purpose of figuring out the taxable amount on any distribution including surrenders, from one or more linked contracts. For this reason, your tax report on Form 1099R may indicate a different taxable amount than you may have originally anticipated.

Corporations, partnerships, trusts and other non-natural persons generally cannot defer the taxation of current income credited to the Contract unless an exception under the Code applies.

Prior to the annuity starting date, any partial withdrawals are taxable to the Contract Owner to the extent that there has been a gain in the Annuity Account Value. The balance of the distribution is treated as a return of the "investment" or "basis" in the Contract and is not taxable. Generally, the investment or basis in the Contract equals the contributions made less any amounts previously withdrawn which were not taxable.

If you surrender your Contract, the distribution is taxable to the extent it exceeds the investment in the Contract.

Once annuity payments begin, a portion of each payment is considered to be a tax-free return of investment based on the ratio of the investment to the expected return under the Contract. The remainder of each payment will be taxable. Note that multiple contracts may be required to be aggregated for purposes of this calculation. In the case of a variable annuity, special rules apply if the payments received in a year are less than the amount permitted to be recovered tax-free. After the total investment has been recovered, future payments are fully taxable. If payments cease as a result of death, a deduction for any unrecovered investment will be allowed.

The  taxable  portion of a  distribution  is treated as  ordinary  income and is subject to income tax withholding. See "Federal and State Income Tax Withholding" in this section. In addition, a penalty tax of 10% applies to the taxable portion of a distribution unless the distribution is (1) made on or after the date the taxpayer attains age 59 1/2, (2) made on or after the death of the Contract Owner, (3) attributable to the disability of the taxpayer, (4) part of a series of substantially equal periodic payments for the life (or life expectancy period) of the taxpayer or the joint lives (or joint life expectancy period) of the taxpayer and a beneficiary, or (5) with respect to income allocable to amounts contributed to an annuity contract prior to August 14, 1982 which are transferred to the Contract in a tax-free exchange.

If, as a result of the Annuitant's death, the beneficiary is entitled to receive the death benefit described in Part 6, the beneficiary is generally subject to the same tax treatment as the Contract Owner (discussed above), had the Contract Owner surrendered the Contract.

If the beneficiary elects to take the death benefit in the form of a life income or installment option, the election should be made within 60 days after the day on which a lump sum death benefit first becomes payable and before any benefit is actually paid. The tax computation will reflect the Contract Owner's investment in the Contract.

Special distribution requirements apply upon the death of the owner of a non-qualified annuity. That is, in the case of a contract where the owner and annuitant are different, even though the annuity contract could continue because the annuitant has not died, Federal tax law requires that the person who succeeds as owner of the contract take distribution of the contract within a specified period of time, unless such owner is the spouse.

SPECIAL RULES FOR TAX-FAVORED RETIREMENT PROGRAMS

An annuity contract may be used to fund certain employer-sponsored retirement programs.

The Code describes how a retirement program can qualify for tax-favored status and sets requirements for various features, including: participation, nondiscrimination, vesting and funding; limits on contributions, distributions and benefits; penalties; and withholding, reporting and disclosure. This section provides a brief description of the various tax-favored retirement programs which can be funded through EQUI-VEST. Certain tax advantages of a tax-favored retirement program may not be available under state and local tax laws.

TAX-QUALIFIED RETIREMENT PLANS (QUALIFIED PLANS)

Corporations, partnerships and self-employed individuals can establish qualified plans for the working owners and their employees who participate in the plan. Both employer and employee contributions to these plans are subject to a variety of limitations, some of which are discussed here briefly. See your tax adviser for more information. Violation of contribution limits may result in plan disqualification and/or imposition of monetary penalties.

The annual limit of employer and employee contributions (as defined in Section 415(c) of the Code) which may be made on behalf of an employee to all of the defined contribution plans of an employer is the lesser of $30,000 or 25% of compensation or earned income. In calculating contributions to the plan, the law requires that compensation or earned income of more than $150,000, as adjusted from time to time for cost of living changes, cannot be considered. In 1997 this compensation limit is $160,000. Any reallocated forfeitures and voluntary nondeductible employee contributions will generally be included for purposes of the contribution limit.

Salary reduction contributions made under a cash or deferred arrangement (401(K)
PLAN) are limited to $7,000, as adjusted from time to time for cost of living changes. In 1997, the annual dollar limit on these "elective deferrals" is $9,500. This limit applies to the aggregate of all elective deferrals under all tax-favored plans in which the individual participates, for example, also including those made under EDC plans and TSAs. Effective for plan years beginning after December 31, 1997, the formula for determining the overall limits on contributions and benefits will include compensation in the form of elective deferrals and excludable contributions under EDC plans and "cafeteria" plans giving employees a choice between cash or excludable benefits.

Special limits on contributions apply to anyone who participates in more than one qualified plan or who controls another trade or business. There is also an overall limit on the total amount of contributions and benefits under all tax-favored retirement programs in which a person participates.

In certain cases a Contract may be funded by a tax-deferred rollover or trustee transfer contribution not subject to the above limits.

Qualified plans must not discriminate in favor of highly compensated employees. In addition, special "top heavy" rules apply to plans where more than 60% of the contributions or benefits are allocated to certain highly compensated employees known as "key employees." Determination of compliance with both nondiscrimination and top heavy rules requires various tests. Beginning in 1997, certain 401(k) plans can adopt a "SIMPLE 401(k)" feature which will enable the plan to meet nondiscrimination requirements without testing. The SIMPLE 401(k) feature requires the 401(k) plan to meet specified contribution, vesting, and exclusive plan requirements, similar to those discussed in this part under "Savings Incentive Match Plan (SIMPLE IRAs)".

TAX-SHELTERED ANNUITY ARRANGEMENTS (TSAS)

General

An employee  of an employer  which is either (i) an  organization  described  in
Section  501(c)(3)  of the Code which is exempt  from  Federal  income tax under
Section 501(a) of the Code or (ii) a state, political subdivision of a state, or an agency or instrumentality of any one or more of these entities (but only where the employee performs services for an educational organization described in Section 170(b)(1)(A)(ii) of the Code) may exclude from Federal gross income for a tax year contributions made by the employer to a TSA Contract.

An employer eligible to maintain a TSA ("403(b) plan") program for its employees may make contributions to an annuity contract purchased for the benefit of the employee. These annuity contributions, if properly made, will not be treated as currently taxable compensation to the employee. Moreover, the employee will not be taxed on the earnings in the annuity until distributions are taken.

Two different types of employers are eligible to maintain 403(b) programs: public schools and specified tax-exempt organizations under Section 501(c)(3) of the Code.

Contributions to TSAs

Annual contributions to TSAs made through the employer's payroll are limited. Commonly, some or all of the contributions made to the TSA are made under a salary reduction agreement between the employee and the employer. These contributions are called "salary reduction" or "elective deferral" contributions and are generally limited to no more than $9,500 a year. Note, however, that the maximum salary reduction contribution that may be made by an annuitant who participates both in a TSA arrangement and an EDC plan will be limited to the maximum allowed under Code Section 457 (i.e., generally $7,500). However, a TSA can also be wholly or partially funded through nonelective employer contributions or after-tax employee contributions, although all contracts may not permit this. Generally, the contribution limit is the lowest of the following: (i) the annual exclusion allowance for the employee (20% of includable compensation times years of service less previous contributions to qualified plans, TSAs and EDC plans), (2) the annual limit on employer contributions to defined contribution plans and (3) the annual limit on all elective deferrals. Items 2 and 3 are discussed in "Tax Qualified Retirement Plans (Qualified Plans)," above.

Note that excess deferrals which are not withdrawn by April 15 following the year of the deferral may cause the contract to fail to be treated as a TSA.

Special provisions may allow "catch-up" contributions to compensate for smaller contributions made in previous years.

Tax-free transfer or rollover contributions from another TSA arrangement are not subject to the above limits.

DISTRIBUTIONS FROM QUALIFIED PLANS AND TSAS

Amounts held under qualified plans and TSAs are generally not subject to Federal income tax until benefits are distributed. Generally, amounts distributed are fully taxable as ordinary income. For rules requiring 20% Federal income tax withholding applicable to certain distributions from qualified plans or TSAs, see "Federal and State Income Tax Withholding" in this section. In addition, qualified plan and TSA distributions may be subject to additional tax penalties. For information regarding tax penalties which may apply, see "Penalty Tax on Early Distributions" and "Tax Penalties for Insufficient Distributions" later in this section. The SAI contains additional information about qualified plan distributions.

Loans may be made from a qualified plan or TSA plan, which permits them, without being treated as a distribution. However, if the amount of the loan exceeds permissible limits under the Code when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly, amortizing interest and principal, the amount not repaid when due will be treated as a taxable distribution. Under Proposed Treasury Regulations which are not yet effective, the IRS would require the entire unpaid balance of the loan to be includable in income in the year of the default. See the discussion in Part 6 under "Loans (for TSA and Corporate Trusteed Only)," and the discussion below for additional rules covering loans.

In certain cases, direct transfers between TSA issuers are not treated as taxable distributions. A tax-deferred rollover, if permitted, can also postpone taxation. See "Tax-Free Rollover," in this section.

If a Contract is surrendered for its value, the distribution is taxable to the extent the amount received exceeds the basis (if any). A taxpayer will have a basis in the Contract if, for example, after-tax contributions have been made.

The amount of any partial distribution from a qualified plan or a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions.
Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.

If an annuity distribution option is elected, any basis will be recovered as each payment is received by dividing the investment in the contract by an expected return determined under an IRS table prescribed for qualified annuities. The amount of each payment not excluded from income under this exclusion ratio is fully taxable. The full amount of the payments received after the cost basis of the annuity is recovered is fully taxable. If the participant dies before recovering basis and there is a refund feature under the annuity, the beneficiary of the refund may recover the remaining cost basis as payments are made. If the participant (and beneficiary under a joint and survivor annuity) die prior to recovering the full cost basis of the annuity, a deduction is allowed on the participant's (or beneficiary's) final tax return.

Distributions from qualified plans (but not TSAs) may be eligible for the special tax treatment accorded lump sum distributions (favorable five-year averaging, and in certain cases, favorable ten-year averaging and long-term capital gain treatment). This treatment is not available unless the balance to the credit of a plan participant who has participated in the plan for at least five years prior to the distribution year is paid to the recipient within one taxable year, and is payable (i) after the participant attains age 59 1/2 or
(ii) on account of the participant's (a) death, (b) separation from service (not applicable to self-employed individuals), or (c) disability (applicable only to self-employed individuals). Five year averaging will be eliminated effective January 1, 2000.

The rules governing taxation of distributions made on account of the death of the Annuitant in a qualified plan or TSA are similar to those governing death benefit distributions in non-qualified annuities. See "Taxation of Non-Qualified Annuities," above. In some instances, distributions from a qualified plan or TSA made to a surviving spouse may be rolled over to an IRA or other individual retirement arrangement on a tax-deferred basis. See "Tax-Free Rollover," and "Tax-Qualified Individual Retirement Annuities (IRAs)," in this section.

TAX-FREE ROLLOVER

Any distribution from a qualified plan or a TSA which is an "eligible rollover distribution" may be rolled over into another eligible retirement plan, either as a direct rollover or a rollover within 60 days of receiving the distribution. To the extent a distribution is rolled over, it remains tax deferred.

A distribution from a qualified plan may be rolled over to another qualified plan which will accept rollover contributions or an individual retirement arrangement; a TSA distribution may be rolled over to another TSA or individual retirement arrangement. Death benefits received by a spousal beneficiary may only be rolled over to an IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under the Code. Distributions which cannot be rolled over generally include periodic payments for life or for a period of 10 years or more, and minimum distributions required under Section 401(a)(9) of the Code (discussed in this section). Eligible rollover distributions are discussed in greater detail under "Federal and State Income Tax Withholding," in this section.

MINIMUM DISTRIBUTIONS

The minimum distribution rules mandate qualified retirement plan and TSA participants to start taking annual distributions from their retirement plans by a required date. When minimum distributions must begin depends on, among other things, the individual's age and retirement status. The distribution requirements are designed to use up the participant's interest in the plan over the individual's life expectancy. Whether the correct amount has been distributed is calculated on a year-by-year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried over or carried back and credited to other years.

Generally, an individual must take the first required minimum distribution with respect to the calendar year in which the individual turns age 70 1/2. Exceptions which may permit an individual to delay commencement of required minimum distribution are noted in the next paragraphs. The individual has the choice to take the first required minimum distribution during the calendar year he or she turns age 70 1/2, or to delay taking it until the three month (January 1-April 1) period in the next calendar year. Distributions must commence no later than the "Required Beginning Date," which is the April 1st of the calendar year following the calendar year in which the individual turns age 70 1/2 (unless an exception applies.) If the individual chooses to delay taking the first annual minimum distribution, then the individual will have to take two minimum distributions in that year that follows attainment of age 70 1/2 -- the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be taken each year thereafter.

Some individuals may be entitled to delay commencement of required minimum distributions for all or part of their account balance until after age 70 1/2. Consult your tax adviser to determine whether you may qualify for these exceptions. These individuals are as follows:

o For qualified plan and TSA participants who have not retired from service with the employer sponsoring the plan or TSA arrangement in question by the calendar year the participant turns age 70 1/2, the Required Beginning Date for minimum distributions is extended to April 1 following the calendar year of such retirement. (This delay does not apply to 5% owners of qualified plans; the regular rules apply even if the 5% owner still works.)

o TSA plan participants may also delay commencement to age 75 of the portion of their Annuity Account Value attributable to their December 31, 1986 TSA account balance, even if retired at age 70 1/2. (If you have directly transferred amounts from another insurer's TSA to your EQUI-VEST TSA, you must tell us at the time of the transfer the amount of your December 31, 1986 account balance to take advantage of this exception.)

There are two general ways to take minimum distributions "account-based" or "annuity-based" and there are a number of distribution options in both of these categories. These choices are intended to give individuals a great deal of flexibility to provide for themselves and their families.

You should discuss with your tax adviser which minimum distribution options are best for your own personal situation. Individuals who are participants in more than one tax-favored retirement plan may be able to choose different distribution options for each plan.

Generally, the minimum distribution must be calculated annually for, and taken from, each tax qualified retirement plan and TSA. Distributions in excess of the amount required in any year from a qualified plan, for example, will not satisfy the required amount for a TSA the individual also participates in. In Notice 88-38, the IRS indicated that an individual maintaining more than one Code
Section 403(b) arrangement may choose to take the annual required minimum distribution for all TSAs from any one or more TSAs the individual maintains, as long as the required distribution is calculated separately for each TSA and all the minimum distribution amounts are added together.

An account-based minimum distribution method may be a lump sum payment, or a periodic withdrawal made over a period which does not extend beyond the individual's life expectancy or the joint life expectancies of the individual and a designated beneficiary. In the alternative, an individual could meet the minimum distribution requirements by applying the Annuity Account Value to an annuity over the individual's life or the joint lives of the individual and a designated beneficiary, or over a period certain not extending beyond applicable life expectancies.

If an individual dies before the Required Beginning Date or before distributions in the form of an annuity begin, distributions of the entire interest under the contract must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the Annuitant's death and are made over the beneficiary's life or over a period certain which does not extend beyond the Beneficiary's life expectancy. If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained age 70 1/2. In the alternative, such spouse can roll over the death benefit to an IRA. See "Tax-Free Rollover" above. If an individual dies after the Required Beginning Date or after distributions in the form of an annuity have begun, payments after death must continue to be made at least as rapidly as the payments made before the death of the Annuitant. Distributions received by a beneficiary are generally given the same tax treatment the Annuitant would have received if distribution had been made to the Annuitant.

LIMITATIONS ON DISTRIBUTIONS

Restrictions apply to the salary reduction (elective deferral) portion of a TSA or 401(k) program, including both contributions and earnings. Distributions of restricted salary reduction amounts generally may be made only if the Annuitant attains age 59 1/2, dies, is disabled, separates from service or on account of financial hardship. Hardship withdrawals are limited to the amount actually contributed under a salary reduction agreement, without earnings. These restrictions do not apply to the amount of your TSA Contract as of December 31, 1988 attributable to salary reduction contributions and earnings (or to the extent such amount is properly carried over from an existing TSA to an EQUI-VEST TSA Contract). To take advantage of this grandfathering you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA Contract.

SPOUSAL CONSENT RULES

In the case of many qualified plans and certain TSAs, if an Annuitant is married at the time a loan, withdrawal, or other distribution is requested under the Contract, spousal consent is required. In addition, unless the Annuitant elects otherwise with the written consent of the spouse, the retirement benefits payable under the plan or arrangement must be paid in the form of a "qualified joint and survivor annuity" (QJSA). A QJSA is an annuity payable for the life of the Annuitant with a survivor annuity for the life of the spouse in an amount which is not less than one-half of the amount payable to the Annuitant during his or her lifetime. In addition, a married Annuitant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

TAX-QUALIFIED INDIVIDUAL RETIREMENT
ANNUITIES (IRAS)

Your Contract is designed to qualify as an IRA under Section 408(b) of the Code. Your rights under the Contract cannot be forfeited.

This prospectus contains the information which the IRS requires to be disclosed to an individual before he or she purchases an IRA. This section of Part 9 covers some of the special tax rules that apply to individual retirement arrangements. You should be aware that an IRA is subject to certain restrictions in order to qualify for its special treatment under the Federal tax law.

Further information on IRA tax matters can be obtained from any IRS district office. Additional information regarding IRAs, including a discussion of required distributions, can be found in Internal Revenue Service Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually.

We have received favorable opinion letters from the IRS approving the forms of the individual Contract and group certificates for all EQUI-VEST Contracts as an IRA. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment. The Contract is also subject to certain state regulatory requirements.

CANCELLATION

You can cancel a Contract issued as an IRA by following the directions in Part 1 under "10-Day Free Look." Since there may be adverse tax consequences if a Contract is canceled (and because we are required to report to the IRS certain IRA distributions from canceled IRAs), you should consult with a tax adviser before making any such decision.

CONTRIBUTIONS TO IRAS

Individuals may make three different types of contributions to purchase an IRA, or as later additions to an existing IRA: "regular" contributions out of earnings, tax free "rollover" contributions from tax-qualified plans, or direct custodian-to-custodian transfers from other individual retirement arrangements ("direct transfers"). See "Contributions under the Contracts" in Part 6. The immediately following discussion relates to "regular" IRA contributions.
Transfer and rollover contributions are discussed in this section under "Tax-Free Transfers and Rollovers."

Generally, $2,000 is the maximum amount of deductible and nondeductible contributions which may be made to all IRAs by an individual in any taxable year. The above limit may be less where the individual's earnings are below $2,000. This limit does not apply to rollover or direct transfer contributions into an IRA.

If the individual's spouse does not work or elects to be treated as having no compensation, the individual and the individual's spouse may contribute up to $4,000 to individual retirement arrangements (but no more than $2,000 to any one individual retirement arrangement). The non-working spouse owns his or her individual retirement arrangements, even if the working spouse makes contributions to purchase the spousal individual retirement arrangements.

The amount of IRA contribution for a tax year that an individual can deduct depends on whether the individual (or the individual's spouse, if a joint return is filed) is covered by an employer-sponsored tax-favored retirement plan
(including a qualified plan, TSA, SIMPLE IRA, or SEP, but not an EDC plan). If neither the individual nor the individual's spouse is covered during any part of the taxable year by such a plan, then regardless of adjusted gross income (AGI), each working spouse may make a deductible contribution to an IRA for each tax year (MAXIMUM PERMISSIBLE DOLLAR DEDUCTION) up to the lesser of $2,000 or 100% of compensation.

In certain cases, individuals covered by a tax-favored retirement plan include persons eligible to participate in the plan although not actually participating. Whether or not a person is covered by a retirement plan will be reported on an employee's Form W-2.

If the individual is single and covered by such a plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $25,000 and $35,000. If the individual is married and files a joint return, and either the individual or the spouse is covered by such a plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $40,000 and $50,000. If the individual is married, files a separate return and is covered by a tax-favored retirement plan during any part of the taxable year, the IRA deduction phases out with AGI between $0 and $10,000. Married individuals filing separate returns must take into account the retirement plan coverage of the other spouse, unless the couple has lived apart for the entire taxable year. If AGI is below the phase-out range, an individual is entitled to the Maximum Permissible Dollar Deduction. In computing the partial IRA deduction the individual must round the amount of the deduction to the nearest $10. The permissible deduction for IRA contributions is a minimum of $200 if AGI is less than the amount at which the deduction entirely phases out.


If the individual (or the individual's spouse, unless the couple has lived apart the entire taxable year and their filing status is married, filing separately) is covered by a tax-favored retirement plan, the deduction for IRA contributions must be computed using one of two methods. Under the first method, the individual determines AGI and subtracts $25,000 if the individual is a single person, $40,000 if the individual is married and files a joint return with the spouse, or $0 if the individual is married and files a separate return. The resulting amount is the individual's Excess AGI. The individual then determines the limit on the deduction for IRA contributions using the following formula:


$10,000-Excess AGI           x    Maximum Permissible
                             =    Adjusted Dollar


$10,000                  Dollar Deduction              Deduction Limit

Under the second method, the individual determines his or her Excess AGI and then refers to the following chart originally prepared by the IRS to determine the deduction.

IRS Chart
--------------------------------------------------------------------------------

                            ESTIMATED DEDUCTION TABLE

If your Maximum Permissible Dollar Deduction is $2,000, use this table to estimate the amount of your contribution which will be deductible.



EXCESS AGI      DEDUCTION        EXCESS AGI        DEDUCTION         EXCESS AGI       DEDUCTION         EXCESS AGI         DEDUCTION
------------------------------------------------------------------------------------------------------------------------------------
  $     0        $2,000            $2,550            $1,490            $5,050           $990            $ 7,550              $490
       50         1,990             2,600             1,480             5,100            980              7,600               480
      100         1,980             2,650             1,470             5,150            970              7,650               470
      150         1,970             2,700             1,460             5,200            960              7,700               460
      200         1,960             2,750             1,450             5,250            950              7,750               450
      250         1,950             2,800             1,440             5,300            940              7,800               440
      300         1,940             2,850             1,430             5,350            930              7,850               430
      350         1,930             2,900             1,420             5,400            920              7,900               420
      400         1,920             2,950             1,410             5,450            910              7,950               410
      450         1,910             3,000             1,400             5,500            900              8,000               400
      500         1,900             3,050             1,390             5,550            890              8,050               390
      550         1,890             3,100             1,380             5,600            880              8,100               380
      600         1,880             3,150             1,370             5,650            870              8,150               370
      650         1,870             3,200             1,360             5,700            860              8,200               360
      700         1,860             3,250             1,350             5,750            850              8,250               350
      750         1,850             3,300             1,340             5,800            840              8,300               340
      800         1,840             3,350             1,330             5,850            830              8,350               330
      850         1,830             3,400             1,320             5,900            820              8,400               320
      900         1,820             3,450             1,310             5,950            810              8,450               310
      950         1,810             3,500             1,300             6,000            800              8,500               300
    1,000         1,800             3,550             1,290             6,050            790              8,550               290
    1,050         1,790             3,600             1,280             6,100            780              8,600               280
    1,100         1,780             3,650             1,270             6,150            770              8,650               270
    1,150         1,770             3,700             1,260             6,200            760              8,700               260
    1,200         1,760             3,750             1,250             6,250            750              8,750               250
    1,250         1,750             3,800             1,240             6,300            740              8,800               240
    1,300         1,740             3,850             1,230             6,350            730              8,850               230
    1,350         1,730             3,900             1,220             6,400            720              8,900               220
    1,400         1,720             3,950             1,210             6,450            710              8,950               210
    1,450         1,710             4,000             1,200             6,500            700              9,000               200
    1,500         1,700             4,050             1,190             6,550            690              9,050               200
    1,550         1,690             4,100             1,180             6,600            680              9,100               200
    1,600         1,680             4,150             1,170             6,650            670              9,150               200
    1,650         1,670             4,200             1,160             6,700            660              9,200               200
    1,700         1,660             4,250             1,150             6,750            650              9,250               200
    1,750         1,650             4,300             1,140             6,800            640              9,300               200
    1,800         1,640             4,350             1,130             6,850            630              9,350               200
    1,850         1,630             4,400             1,120             6,900            620              9,400               200
    1,900         1,620             4,450             1,110             6,950            610              9,450               200
    1,950         1,610             4,500             1,100             7,000            600              9,500               200
    2,000         1,600             4,550             1,090             7,050            590              9,550               200
    2,050         1,590             4,600             1,080             7,100            580              9,600               200
    2,100         1,580             4,650             1,070             7,150            570              9,650               200
    2,150         1,570             4,700             1,060             7,200            560              9,700               200
    2,200         1,560             4,750             1,050             7,250            550              9,750               200
    2,250         1,550             4,800             1,040             7,300            540              9,800               200
    2,300         1,540             4,850             1,030             7,350            530              9,850               200
    2,350         1,530             4,900             1,020             7,400            520              9,900               200
    2,400         1,520             4,950             1,010             7,450            510              9,950               200
    2,450         1,510             5,000             1,000             7,500            500             10,000                 0
    2,500         1,500



---------------------

Excess AGI = Your AGI minus your THRESHOLD LEVEL:

                        If you are single, your Threshold Level is $25,000.

                        If you are married, your Threshold Level is $40,000.

                        If you are married and file a separate tax return, your Excess AGI = your AGI.


Contributions may be made for a tax year until the deadline for filing a Federal income tax return for that tax year (without extensions). No contributions are allowed for the tax year in which an individual attains age 70 1/2 or any tax year after that. A working spouse age 70 1/2 or over, however, can contribute up to the lesser of $2,000 or 100% of "earned income" to a spousal IRA for a non-working spouse until the year in which the non-working spouse reaches age 70 1/2.

An individual not eligible to deduct part or all of the IRA contribution may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The deductible and nondeductible contributions to the individual's IRA (or the nonworking spouse's IRA) may not, however, together exceed the maximum $2,000 per person limit. See "Excess Contributions." Individuals must keep their own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Distributions from IRA Contracts."

An individual making nondeductible contributions in any taxable year, or any individual who makes or made nondeductible contributions or who is receiving amounts from any IRA, must file the required information with the IRS. Moreover, individuals making nondeductible IRA contributions must retain all income tax returns and records pertaining to such contributions until all interests in IRAs are fully distributed.

EXCESS CONTRIBUTIONS

Excess contributions to an IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of "regular" IRA contributions any contribution in excess of the lesser of $2,000 or 100% of compensation or earned income is an "excess contribution," (without regard to the deductibility or nondeductibility of IRA contributions under this limit). Also, any "regular" contributions made after you reach age 70 1/2 are excess contributions. In the case of rollover IRA contributions, excess contributions are amounts which are not eligible to be rolled over (for example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2 ). An excess contribution (rollover or "regular") which is withdrawn, however, before the time for filing the individual's federal income tax return for the tax year (including extensions) is not includable in income and is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Early Distributions"), provided any earnings attributable to the excess contribution are also withdrawn and no tax deduction is taken for the excess contribution. The withdrawn earnings on the excess contribution, however, would be includable in the individual's gross income for the tax year in which the excess contribution from which they arose was made and would be subject to the 10% penalty tax. If excess contributions are not withdrawn before the time for filing the individual's federal income tax return for the tax year (including extensions), the "regular" contributions may still be withdrawn after that time if the IRA contribution for the tax year did not exceed $2,000 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax. Lastly, excess "regular" contributions may also be reduced by underutilizing the allowable contribution limits for a later year.

If excess rollover contributions are not withdrawn before the time for filing the individual's Federal tax return for the year (including extensions) and the excess contribution occurred as a result of incorrect information provided by the plan, any such excess amount can be withdrawn if no tax deduction was taken for the excess contribution. As above, excess rollover contributions withdrawn under those circumstances would not be includable in gross income and would not be subject to the 10% penalty tax.

TAX-FREE TRANSFERS AND ROLLOVERS

Rollover contributions may be made to an IRA from these sources: (i) qualified plans, (ii) TSAs (including 403(b)(7) custodial accounts) and (iii) other individual retirement arrangements.

The rollover amount must be transferred to the Contract either as a direct rollover of an "eligible rollover distribution" (described below) or as a rollover by the individual plan participant or owner of the individual retirement arrangement. In the latter cases, the rollover must be made within 60 days of the date the proceeds from another individual retirement arrangement or an eligible rollover distribution from a qualified plan or TSA were received. Generally the taxable portion of any distribution from a qualified plan or TSA is an eligible rollover distribution and may be rolled over tax-free to an IRA unless the distribution is (i) a required minimum distribution under Section 401(a)(9) of the Code; or (ii) one of a series of substantially equal periodic payments made (not less frequently than annually) (a) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (b) for a specified period of ten years or more. See "Federal and State Income Tax Withholding -- Mandatory Withholding from Qualified Plans and TSAs," in this section.

Under some circumstances, amounts from a Contract may be rolled over on a tax-free basis to a qualified plan. To get this "conduit" IRA treatment, the source of funds used to establish the IRA must be a rollover contribution from the qualified plan and the entire amount received from the IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received. Similar rules apply in the case of a TSA.

We offer a separate IRA Contract subject to separate charges, designed to serve as a "conduit" IRA for this purpose (QP IRA Contract). Therefore amounts in a QP IRA Contract which are not commingled with "regular" IRA Contributions or nonqualified plan funds (or TSA funds, as the case may be) may be eligible to be rolled over into another qualified plan (or TSA, as the case may be) which accepts such contributions.

Under the conditions and limitations of the Code, an individual may elect for each IRA to make a tax-free rollover once every 12-month period among individual retirement arrangements (including rollovers from retirement bonds purchased before 1983). Custodian-to-custodian transfers are not rollovers and can be made more frequently than once a year.

The same tax-free  treatment  applies to amounts withdrawn from the Contract and
rolled  over  into  other   individual   retirement   arrangements   unless  the
distribution was received under an inherited IRA.

Tax-free rollovers are also available to the surviving spouse beneficiary of a deceased individual, or a spousal alternate payee of a qualified domestic relations order applicable to a qualified plan or TSA. In some cases, IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.

DISTRIBUTIONS FROM IRA CONTRACTS

Income or gains on contributions under IRAs are not subject to Federal income tax until benefits are distributed to the individual. Distributions include withdrawals from your Contract, surrender of your Contract and annuity payments from your Contract. Death benefits are also distributions. Except as discussed below, the amount of any distribution from an IRA is fully includable by the individual in gross income.

If the individual makes nondeductible IRA contributions, those contributions are recovered tax-free when distributions are received. The individual must keep records of all nondeductible contributions. At the end of each tax year in which the individual has received a distribution, the individual determines a ratio of the total nondeductible IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all IRAs held by the individual at the end of the tax year (including rollover IRAs, SIMPLE IRAs, and SEPs) plus all IRA distributions made during such tax year. The resulting ratio is then multiplied by all distributions from the IRA during that tax year to determine the nontaxable portion of each distribution.

In addition, a distribution (other than a required minimum distribution discussed below) is not taxable if (1) the amount received is a return of excess contributions which are withdrawn, as described under "Excess Contributions,"
(2) the entire amount received is rolled over to another individual retirement arrangement (see "Tax-Free Transfers and Rollovers") or (3) in certain limited circumstances, where the IRA acts as a "conduit," the entire amount is paid into a qualified plan or TSA that accepts such contributions.

Distributions from an IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

MINIMUM DISTRIBUTIONS AFTER AGE 70 1/2

The minimum distribution rules discussed above under "Qualified Plans and TSAs -- Minimum Distributions" also generally apply to IRAs. The exceptions discussed do not apply to IRA distributions -- Minimum Distributions must be computed with respect to IRAs for the calendar year in which you attain age 70 1/2 and the Required Beginning Date is April 1 following such year, even if you are still working. If you are participating in more than one individual retirement arrangement or other tax favored retirement plan you may be able to choose different distribution options for each arrangement. Your minimum distribution for any taxable year is calculated by adding together the separate minimum distribution amounts from each of your individual retirement arrangements. The IRS, however, does not require that you take out the minimum distribution from each individual retirement ar-rangement that you maintain. As long as the total amount distributed annually for all IRAs satisfies your overall minimum distribution requirement for IRAs, you may choose to take your annual required distribution for IRAs from any one or more individual retirement arrangements that you maintain.

This special rule applies only to IRAs and TSAs and does not apply to qualified plans. A distribution from a TSA will not satisfy a distribution requirement for IRAs.

If the individual dies after distribution in the form of an annuity has begun, or after the Required Beginning Date, payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death. The IRS has indicated that an exception to this rule may apply if the beneficiary of the IRA is the surviving spouse. In some circumstances, the surviving spouse may elect to "make the IRA his or her own" and halt distributions until he or she reaches age 70 1/2. If an individual dies before the Required Beginning Date and before distributions in the form of an annuity begin, distributions of the individual's entire interest under the Contract must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the individual's death and are made over the beneficiary's life or over a period certain which does not extend beyond the beneficiary's life expectancy.

If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained age 70 1/2. In the alternative, a surviving spouse may elect to roll over the inherited IRA into the surviving spouse's own IRA. Under Series 300 and 400 Contracts, if you elect to have your spouse be the sole primary beneficiary and to be the Successor Annuitant and Contract Owner, then your surviving spouse automatically becomes both the successor Contract Owner and Annuitant, and no death benefit is payable until the surviving spouse's death.

If there is an insufficient distribution in any year, a 50% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. The penalty tax may be waived by the Secretary of the Treasury in certain limited circumstances. Failure to have distributions made as the Code and Treasury regulations require may result in disqualification of your IRA. See "Tax Penalty for Insufficient Distributions" in this part.

TAXATION OF DEATH BENEFIT

Distributions received by a beneficiary are generally given the same tax treatment the individual would have received if distribution had been made to the individual.

PROHIBITED TRANSACTION

An IRA may not be borrowed against or used as collateral for a loan or other obligation. If the IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, the individual must include in Federal gross income for that year an amount equal to the fair market value of the IRA Contract as of the first day of that tax year, less the amount of any nondeductible contributions not previously withdrawn. Also, the early distribution penalty tax of 10% will apply if the individual has not reached age 59 1/2 before the first day of that tax year. See "Penalty Tax on Early Distributions."

ILLUSTRATION OF GUARANTEED RATES

The following two tables which the IRS requires us to furnish prospective IRA Contract Owners illustrate guaranteed rates for contributions assumed to be allocated entirely to the Guaranteed Interest Account under Series 300 and 400 Contracts. Table I illustrates a $1,000 contribution made annually on the Contract Date and on each subsequent anniversary, assuming no withdrawals or transfers were made from the Contract. Table II assumes a single initial contribution of $1,000, with no further contributions, withdrawals or transfers. The 3% guaranteed rate is the minimum guaranteed interest rate in the Contract.

As explained in "Part 7: Deductions and Charges," the values shown assume the contingent withdrawal charge applies. These values reflect the effect of the annual administrative charge deducted at the end of each Contract Year in which the Annuity Account Value is less than $20,000.

To find the appropriate value for the end of the Contract Year at any attained age, subtract the issue age (age nearest birthday) from the attained age and enter the table at the corresponding year. Years that correspond to an attained age in excess of 70 should be ignored.

The information shown in the tables should be considered in light of your present age and (with respect to Table I) your ability to contribute $1,000 annually. You should also understand that in order to avoid severe tax penalties, distribution of the values under your Contract generally must commence not later than April 1st of the calendar year after the calendar year you attain age 70 1/2. Subsequent distributions must be made by December 31st of each calendar year. See "Penalty Tax on Early Distributions" and "Tax Penalties for Insufficient Distributions." Any change in the amounts contributed annually, or in the amount of the single contribution, would, of course, change the results shown.

                                     TABLE I

                           ANNUITY ACCOUNT VALUES AND
                                   CASH VALUES

                  (Assuming $1,000 Contributions Made Annually
                     at the beginning of the Contract Year)

                                 3% MINIMUM GUARANTEE
        -----------------------------------------------------------------------
                                     ANNUITY
           CONTRACT                  ACCOUNT                         CASH
           YEAR END                   VALUE                         VALUE
        -----------------------------------------------------------------------
                 1                 $    1,009.40                 $      954.89
                 2                      2,039.68                      1,929.54
                 3                      3,100.87                      2,933.43
                 4                      4,193.90                      3,967.43
                 5                      5,319.72                      5,032.45
                 6                      6,479.31                      6,129.42
                 7                      7,673.69                      7,313.69
                 8                      8,903.90                      8,543.90
                 9                     10,171.01                      9,811.01
                10                     11,476.14                     11,116.14
                11                     12,820.43                     12,460.43
                12                     14,205.04                     13,845.04
                13                     15,631.19                     15,271.19
                14                     17,100.13                     16,740.13
                15                     18,613.13                     18,253.13
                16                     20,201.53                     19,841.53
                17                     21,837.57                     21,477.57
                18                     23,522.70                     23,162.70
                19                     25,258.38                     24,898.38
                20                     27,046.13                     26,686.13
                21                     28,887.52                     28,527.52
                22                     30,784.14                     30,424.14
                23                     32,737.67                     32,377.67
                24                     34,749.80                     34,389.80
                25                     36,822.29                     36,462.29
                26                     38,956.96                     38,596.96
                27                     41,155.67                     40,795.67
                28                     43,420.34                     43,060.34
                29                     45,752.95                     45,392.95
                30                     48,155.53                     47,795.53
                31                     50,630.20                     50,270.20
                32                     53,179.11                     52,819.11
                33                     55,804.48                     55,444.48
                34                     58,508.61                     58,148.61
                35                     61,293.87                     60,933.87
                36                     64,162.69                     63,802.69
                37                     67,117.57                     66,757.57
                38                     70,161.10                     69,801.10
                39                     73,295.93                     72,935.93
                40                     76,524.81                     76,164.81
                41                     79,850.55                     79,490.55
                42                     83,276.07                     82,916.07
                43                     86,804.35                     86,444.35
                44                     90,438.48                     90,078.48
                45                     94,181.64                     93,821.64
                46                     98,037.08                     97,677.08
                47                    102,008.20                    101,648.20
                48                    106,098.44                    105,738.44
                49                    110,311.40                    109,951.40
                50                    114,650.74                    114,290.74



                                    TABLE II

                           ANNUITY ACCOUNT VALUES AND
                                   CASH VALUES

                  (Assuming a Single Contribution of $1,000 and
                            No Further Contribution)

                                  3% MINIMUM GUARANTEE
            -----------------------------------------------------------------
                                             ANNUITY
                CONTRACT                     ACCOUNT                CASH
                YEAR END                      VALUE                VALUE
            -----------------------------------------------------------------
                      1                      $1,009.40           $    954.89
                      2                       1,018.89                963.87
                      3                       1,019.46                964.40
                      4                       1,020.04                964.96
                      5                       1,020.64                965.53
                      6                       1,021.26                966.11
                      7                       1,021.90              1,021.90
                      8                       1,022.55              1,022.55
                      9                       1,023.23              1,023.23
                     10                       1,023.93              1,023.93
                     11                       1,024.65              1,024.65
                     12                       1,025.38              1,025.38
                     13                       1,026.15              1,026.15
                     14                       1,026.93              1,026.93
                     15                       1,027.74              1,027.74
                     16                       1,028.57              1,028.57
                     17                       1,029.43              1,029.43
                     18                       1,030.31              1,030.31
                     19                       1,031.22              1,031.22
                     20                       1,032.16              1,032.16
                     21                       1,033.12              1,033.12
                     22                       1,034.11              1,034.11
                     23                       1,035.14              1,035.14
                     24                       1,036.19              1,036.19
                     25                       1,037.28              1,037.28
                     26                       1,038.40              1,038.40
                     27                       1,039.55              1,039.55
                     28                       1,040.73              1,040.73
                     29                       1,041.96              1,041.96
                     30                       1,043.22              1,043.22
                     31                       1,044.51              1,044.51
                     32                       1,045.85              1,045.85
                     33                       1,047.22              1,047.22
                     34                       1,048.64              1,048.64
                     35                       1,050.10              1,050.10
                     36                       1,051.60              1,051.60
                     37                       1,053.15              1,053.15
                     38                       1,054.74              1,054.74
                     39                       1,056.39              1,056.39
                     40                       1,058.08              1,058.08
                     41                       1,059.82              1,059.82
                     42                       1,061.61              1,061.61
                     43                       1,063.46              1,063.46
                     44                       1,065.37              1,065.37
                     45                       1,067.33              1,067.33
                     46                       1,069.35              1,069.35
                     47                       1,071.43              1,071.43
                     48                       1,073.57              1,073.57
                     49                       1,075.78              1,075.78
                     50                       1,078.05              1,078.05

SIMPLIFIED EMPLOYEE PENSIONS (SEPS)

An employer can establish a SEP for its employees and can make contributions to a Contract for each eligible employee. A SEP Contract is a form of IRA Contract, owned by the employee-Annuitant and most of the rules applicable to IRAs discussed above apply. A major difference is the amount of permissible contributions. Rules similar to those discussed above under "Tax Qualified Retirement Plans (Qualified Plans)" apply. Due to statutory limits, in 1997 an employer can annually contribute an amount for an employee up to the lesser of $24,000 or 15% of the employee's compensation, determined without taking into account the employer's contribution to the SEP. This $24,000 maximum, based on the 1997 statutory compensation limit of $160,000, may be adjusted for cost of living changes in future years. Under our current practice, IRA contributions by the employee may not be made under a SEP Contract and are put into a separate IRA Contract.

Effective January 1, 1997 salary reduction SEPs (SARSEP) programs may no longer be established. However, employers who had established such programs prior to 1997 can continue to make contributions on behalf of participating employees in 1997 and later years. SARSEP programs are subject to a number of special rules, some of which are discussed in the SAI.

SEP plans are available under EQUI-VEST Series 300 in most states. EQUI-VEST SEP Series 200 are available in states where the 300 Series is not available.

SAVINGS INCENTIVE MATCH PLAN (SIMPLE IRAS)

An eligible employer may establish a "SIMPLE IRA" plan to make contributions to special individual retirement accounts or individual retirement annuities for its employees ("SIMPLE IRAs"). The IRS has issued various forms which may be used by employers to set up a SIMPLE IRA plan. Currently, we are accepting only those SIMPLE IRA plans using IRS Form 5304.

Use of Form 5304 requires that the employer permit the employee to select a SIMPLE IRA provider.

The employer cannot maintain any other qualified plan, SEP or TSA arrangement if it makes contributions under a SIMPLE IRA plan. (Eligible employers may maintain EDC plans.)

Any type of employer -- corporation, partnership, self-employed person, government or tax-exempt entity -- is eligible to establish a SIMPLE IRA plan if it meets the requirements about number of employees and compensation of those employees. The employer must have no more than 100 employees who earned at least $5,000 in compensation from the employer in the prior calendar year.

An employer establishing a SIMPLE IRA plan should consult its tax adviser concerning the various technical rules applicable to establishing and maintaining SIMPLE IRA plans. For example, the definition of employee's "compensation" varies depending on whether it is used in the context of employer eligibility, employee participation, and employee or employer contributions. In particular, municipal governments should be certain that the SIMPLE IRA complies with state law.

Participation must be open to all employees who received at least $5,000 in compensation from the employer in any two preceding years (they do not have to be consecutive years) and who are reasonably expected to receive at least $5,000 in compensation during the year. (Certain collective bargaining unit and alien employees may be excluded.)

The only kinds of contributions which may be made to a SIMPLE IRA are (i) contributions under a salary reduction agreement entered into between the employer and the participating employee and (ii) required employer contributions (employer matching contributions or employer nonelective contributions). Direct transfer and rollover contributions from other SIMPLE IRAs, but not regular IRAs or conduit IRAs, may also be made. Salary reduction contributions can be any percentage of compensation (or a specific dollar amount, if the employer's plan permits) but are limited to $6,000 in 1997. The $6,000 elective deferral limit may be indexed for cost of living adjustments in future years.

Generally, the employer is required to make matching contributions on behalf of each eligible employee in an amount equal to the salary reduction contributions, up to 3% of the employee's compensation. In certain circumstances an employer may elect to make required employer contributions on an alternate basis.

Tax Treatment of SIMPLE IRAs

Unless specifically otherwise mentioned, for example, regarding differences in funding and potential penalty tax on distributions, the rules discussed above under TAX QUALIFIED INDIVIDUAL RETIREMENT ANNUITIES (IRAS) also apply to SIMPLE IRAs.

Amounts contributed to SIMPLE IRAs are not currently taxable to employees. Only the employer can deduct SIMPLE IRA contributions, not the employee. An employee eligible to participate in a SIMPLE IRA is treated as an active participant in an employer plan and thus may not be able to deduct (fully) regular contributions to his/her own IRA.

As with IRAs in general, contributions and earnings accumulate tax deferred until withdrawn and are then fully taxable. There are no withdrawal restrictions applicable to SIMPLE IRAs. However, because of the level of employer involvement, SIMPLE IRA plans are subject to certain sections of ERISA. See the rules under ERISA MATTERS below.

Amounts withdrawn from a SIMPLE IRA can be rolled over to another SIMPLE IRA, or to a regular IRA. No rollovers from a SIMPLE IRA to a regular IRA are permitted for individuals under age 59 1/2 who have not participated in the employer's SIMPLE IRA for two full years. Also, for such individuals, any amounts withdrawn from a SIMPLE IRA are not only fully taxable but are subject to a 25% (not 10%) additional federal income tax penalty. (The exceptions to penalty application for death, disability and attainment of age 59 1/2 apply). SIMPLE IRA plans are available under EQUI-VEST Series 400 in most states. EQUI-VEST SIMPLE IRA Series 300 and Series 200 are available in states where the Series 400 is not available.

PUBLIC AND TAX-EXEMPT ORGANIZATION EMPLOYEE-DEFERRED COMPENSATION PLANS (EDC PLANS)

Employees and independent contractors who perform services for a state (including any subdivision or agency of the state) or other tax-exempt employer may exclude from Federal gross income certain salary reduction amounts. To qualify, the employer must maintain an EDC plan satisfying the requirements of
Section 457 of the Code. EQUI-VEST Series 100 or 200 Contracts are used to fund EDC plans that must be owned by the employer in all cases. However, the EDC plan may permit the employee to choose among various investment options. Tax-exempt, non-governmental employers are generally subject to ERISA, and may be required by the provisions of that Act to limit participation in an EDC plan to a select group of management or highly compensated employees. The EDC plan funds are subject to the claims of the employer's general creditors in an EDC plan maintained by a tax-exempt employer. In an EDC plan maintained by a governmental employer, the plan's assets must be held in trust for the exclusive benefit of employees. This requirement currently applies to EDC plans newly established by a governmental entity employer and must be met by 1999 for governmental entity employer EDC plans established before August, 1996.

Generally, the maximum contribution amount that can be excluded from gross income in any tax year under an EDC plan is 33 1/3% of the employee's "includable compensation," up to $7,500 (which may be adjusted for cost of living increases in accordance with Section 457 of the Code). Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan.

In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 70 1/2, separates from service or in the event of an unforeseen emergency. Income or gains on contributions under an EDC plan are subject to Federal income tax when amounts are distributed or made available to the employee or beneficiary. Amounts are not deemed to be "made available" (currently taxable) just because the participant is permitted under the plan to make a one-time election to defer commencement of distributions between the time amounts are allowed to be made available and before distributions actually start. Also, de minimis amounts (up to $3500) may be taken out by the employee or forced out by the plan under certain circumstances, even though the employee may still be working and amounts would not otherwise be made available.

Distributions from EDC plans generally must commence no later than April 1st of the calendar year following the calendar year in which the employee attains 70 1/2 or retires from service with the employer maintaining the EDC plan, whichever is later.

If the Annuitant does not commence minimum distributions in the calendar year in which the Annuitant attains age 70 1/2 (or retires, if later), and waits until the three month (January 1-April 1) period in the next calendar year to commence minimum distributions, then the Annuitant must take two required minimum distributions in that calendar year.

Distributions from an EDC plan may not be rolled over or transferred to an IRA.

Distributions to an EDC plan participant are characterized as "wages" for income tax reporting and withholding purposes. No election out of withholding is possible. See "Federal and State Income Tax Withholding," in this part. These amounts are not subject to FICA tax, if FICA tax was withheld by the employer when wages were deferred. In certain circumstances, receipt of payments from an EDC plan may result in a reduction of an employee's Social Security benefits.
                                       75

If the EDC plan so provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and will be taxed as the payments are received. However, the death benefits must be received within 15 years of the date of the deceased employee's death (or within the period of the life expectancy of the surviving spouse if the spouse is the designated beneficiary).

Due to unrelated business income tax rules, annuity Contracts may not be an appropriate funding vehicle for an EDC plan maintained by any organization exempt from tax under the following Code Sections: 501(c)(7) (social club); 501(c)(9) (VEBA); 501(c)(17) (supplemental unemployment compensation benefit plan trust); or 501(c)(20) (legal services plan trust). Please contact your tax adviser to see if these limits may apply to your EDC plan.

PENALTY TAX ON EARLY DISTRIBUTIONS

The taxable portion of distributions from a qualified plan or TSA will be subject to a 10% penalty tax unless the distribution is made on or after the Annuitant's death, attributable to the Annuitant becoming disabled, or when the Annuitant reaches age 59 1/2. The penalty tax will also not apply if the Annuitant (i) separates from service and elects a payout over his or her life or life expectancy (or joint and survivor lives or life expectancies), (ii) has attained age 55 and separates from service, or (iii) uses the distribution to pay certain extraordinary medical expenses. The taxable portion of IRA and SEP distributions are also subject to the 10% penalty tax unless the distribution is made (1) on or after your death, (2) because you have become disabled, (3) on or after the date when you reach age 59 1/2, or (4) at least annually in the form of a substantially equal periodic payout over your life or life expectancy (or joint and survivor lives or life expectancies). Also not subject to penalty tax are IRA, SIMPLE IRA and SEP distributions used to pay certain extraordinary medical expenses or medical insurance premiums for defined unemployed individuals. SIMPLE IRA distributions are also subject to the 10% penalty tax unless the distribution is made (1) on or after your death, (2) because you have become disabled, or (3) on or after the date when you reach age 59 1/2. As discussed under "SAVINGS INCENTIVE MATCH PLAN (SIMPLE IRAS)" above the penalty tax on distributions from a SIMPLE IRA may be 25%, not 10%, under certain circumstances.

This penalty tax does not apply to employees in an EDC plan.

TAX PENALTY FOR INSUFFICIENT DISTRIBUTIONS

Failure to make required distributions may cause the disqualification of the IRA, SEP, SIMPLE IRA, TSA, qualified plan, or EDC plan. Disqualification results in current taxation of the Annuitant's entire benefit. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any.

It is the plan administrator's responsibility to see that minimum distributions from a qualified plan are made. It is the Owner's responsibility in a TSA, IRA or SIMPLE IRA to see that the minimum distributions are made with respect to a Contract. We do not automatically make distributions from a Contract before the Retirement Date unless a request has been made. We will notify you during the year when our records show that you will attain age 70 1/2. In the case of IRA, SIMPLE IRA and TSA Contracts, if you do not select a method, we will assume you are taking your minimum distribution from another IRA, SIMPLE IRA or TSA that you maintain or that you have not yet retired. You should consult with your tax adviser concerning these rules and their proper application to your situation. See "Distributions From Qualified Plans and TSAs--Minimum Distributions" and "IRAs -- Minimum Distribution After Age 70 1/2", elsewhere in this section.

LIMITS ON DISTRIBUTIONS

The Code imposes a 15% excise tax on an individual's aggregate excess distributions from all tax-favored retirement plans (not including EDC plans). The excise tax is in addition to the ordinary income tax due but is reduced by the amount (if any) of the early distribution penalty tax imposed by the Code. This tax is temporarily suspended for all distributions to the plan participant for the years 1997, 1998, and 1999. However, the excise tax continues to apply for estate tax purposes. The estate tax imposed on a deceased plan participant's estate will be increased if the accumulated value of the individual's interests in qualified annuities and tax-favored retirement plans is excessive. The aggregate accumulations will be subject to excise tax in 1997 if they exceed the present value of a hypothetical life annuity paying $160,000 a year.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Equitable Life is required to withhold Federal income tax on the taxable portion of qualified plan payments and payments from annuity contracts.

The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. (In the case of Trusteed Contracts which continue to be owned by the trustee, any required Federal income tax withholding is the responsibility of the plan administrator.) Unless the payment is an "eligible rollover distribution" from a qualified plan or a TSA, the recipient generally may elect not to be subject to income tax withholding. Compare
"Elective Withholding" and "Mandatory Withholding from Qualified Plans and TSAs," below. However, payments under EDC plans are also subject to mandatory wage withholding rules; no election out is permitted. The employer (and not Equitable Life) is generally responsible for such wage withholding.

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of Federal withholding will also be considered an election out of state withholding. In some states, a recipient may elect out of state withholding, even if Federal withholding applies. It is not clear whether such states may require mandatory withholding with respect to eligible rollover distributions (described below). Contact your tax adviser to see how state income tax withholding may apply to your payment.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. See your tax adviser if you may be affected by such rules. Withholding may also apply to taxable amounts paid under a 10-day free look cancellation.

ELECTIVE WITHHOLDING

Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Contract. The Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding.

Periodic payments are generally subject to wage-bracket type withholding (as if such payments were wages by an employer to an employee) unless the recipient elects no withholding. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. There is an annual threshold of taxable income from periodic payments which is exempt from withholding based on this assumption. For 1997 a recipient of periodic payments (e.g., monthly or annual payments which are not "eligible rollover distributions") which total less than $14,400 taxable amount will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemption. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

A recipient of a partial or total non-periodic distribution (other than "eligible rollover distributions" discussed below) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right, if any, to make withholding elections.

MANDATORY WITHHOLDING FROM QUALIFIED PLANS AND TSAS

All "eligible rollover distributions" are subject to mandatory Federal income tax withholding of 20% unless the employee elects to have the distribution directly transferred over to a qualified plan or individual retirement arrangement. The following are not eligible rollover distributions subject to mandatory 20% withholding:

o any distribution to the extent that the distribution is a "required minimum distribution" under Section 401(a)(9) of the Code;

o any distribution which is one of a series of substantially equal periodic payments made (not less frequently than annually (1) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or (2) for a specified period of 10 years or more;

o certain corrective distributions under Code Sections 401(k), 401(m) and 402(g);

o    loans that are treated as deemed distributions;

o P.S. 58 costs (incurred if the plan provides life insurance protection for participants); and

o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order.

If a distribution is made to a plan participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution," the rules on elective withholding described above, apply.

OTHER WITHHOLDING

In certain cases Equitable may be required to withhold, or temporarily hold back, an amount of death benefit due to potential application of state inheritance or estate tax rules or federal "generation skipping tax," which is a form of estate tax. The potential application of these rules varies depending on the amount of the death benefit, the relationship of the beneficiaries to the deceased, and the residence of the parties. You should consult with your tax or legal adviser concerning potential application of these rules to your own personal situation.

SPECIAL RULES FOR NQ AND TRUSTEED CONTRACTS ISSUED IN PUERTO RICO

Only NQ and Trusteed Contracts are available in Puerto Rico.

Please note that the tax treatment of qualified plans by the United States and by Puerto Rico is similar in many respects, but may not be identical. Please consult your tax adviser to determine any differences which may affect your own situation.

Under current law, Equitable Life treats all income from NQ Contracts as U.S.-source. Trusteed contract income may also be treated as U.S.-source, depending on an individual's circumstances. A Puerto Rico resident is subject to U.S. taxation on such U.S.-source income. Only Puerto Rico-source income of Puerto Rico residents is excludable from U.S. taxation. Income from these Contracts is also subject to Puerto Rico tax. The computation of the taxable portion of amounts distributed from a Contract may differ in the two jurisdictions. Therefore, an individual might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income for each. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on an individual's personal situation and the timing of the different tax liabilities, an individual may not be able to take full advantage of this credit.

Please consult your tax adviser to determine the applicability of these rules to your own tax situation.

IMPACT OF TAXES TO EQUITABLE LIFE

The Contracts provide that we may charge the Separate Account for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There will not be any tax liability if you transfer the Annuity Account Value among the Investment Funds, the Guaranteed Interest Account and the Fixed Maturity Account.

TAX CHANGES

The United States Congress has in the past considered, and may in the future consider legislative proposals that, if enacted, could change the tax treatment of annuities and retirement plans. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

ERISA MATTERS

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.

Qualified Plans under 401 of the Code are generally subject to ERISA. Some TSAs may also be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example if the employer makes matching contributions. EDCs maintained by tax-exempt organizations and SIMPLE IRAs may also be subject to certain ERISA provisions.

CERTAIN RULES APPLICABLE TO PLAN LOANS

Qualified plans and TSA loans are subject to Code limits and may also be subject to the limits of the applicable plan. Code requirements apply even if the plan is not subject to ERISA. For example, loans offered by certain qualified plans and TSAs are subject to the following conditions:

o The amount of a loan to a participant, when aggregated with all other loans to the participant from all qualified plans of the employer, cannot exceed the greater of $10,000 or 50% of the participant's non-forefeitable accrued benefits, and cannot exceed $50,000 in any event. This $50,000 limit is reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding balance of plan loans on the date the loan was made.

o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST Contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.

o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.

o If the loan does not qualify under the conditions above, the participant fails to repay the interest or principal when due, or in some instances, if the participant separates from service or the plan is terminated, the amount borrowed or not repaid may be treated as a distribution. The participant may be required to include as ordinary income the unpaid amount due and a 10% penalty tax on early distributions may apply. The plan should report the amount of the unpaid loan balance to the IRS as a distribution.

o Many plans provide that the participant's spouse must consent in writing to the loan.

In addition, certain loan rules apply only to loans under ERISA plans:

o For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for insuring that any loan meets applicable
     Department of Labor (DOL) requirements. It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not Equitable Life, to properly administer any loan made to plan participants. With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.


o With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

o Only 50% of the participant's vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant's vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security.

o   Each  new  or  renewed  loan  must  bear  a  reasonable   rate  of  interest
    commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

o Loans must be available to all plan Participants, former Participants who still have account balances under the plan, beneficiaries (after the death of a Participant) and alternate payees on a reasonably equivalent basis.

CERTAIN  RULES  APPLICABLE  TO PLANS  DESIGNED TO COMPLY WITH SECTION  404(C) OF
ERISA.

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor, and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST Trusteed, HR-10 Annuitant-Owned SIMPLE IRA and TSA programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. Equitable Life and its Agents shall not be responsible if a plan fails to meet the requirements of
Section 404(c).

--------------------------------------------------------------------------------


                        PART 10: INDEPENDENT ACCOUNTANTS


--------------------------------------------------------------------------------


The consolidated financial statements of Equitable Life for the years ended December 31, 1996, 1995, and 1994 included in Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1996, incorporated by reference in the prospectus, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is incorporated herein by reference. Such consolidated financial statements have been incorporated herein by reference in reliance upon the report of Price Waterhouse LLP given upon their authority as experts in accounting and auditing.

--------------------------------------------------------------------------------


        APPENDIX I:  AN EXAMPLE OF FIXED MATURITY PERIOD
                     MARKET VALUE ADJUSTMENT


--------------------------------------------------------------------------------


      The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 had been invested on June 14, 1996 to a Fixed Maturity Period with an Expiration Date of June 15, 2005 (i.e., 9 years later) at a Rate to Maturity of 7.00% resulting in a Maturity Amount at the Expiration Date of $183,846. We further assume that a withdrawal of $50,000 is made four years later, on June 15, 2000. See "Part 5: The Fixed Maturity Account" for a description of the market value adjustment.


                                                                                                      ASSUMED
                                                                                        FIXED MATURITY RATE ON JUNE 15, 2000
                                                                                 ---------------------------------------------------

                                                                                         5.00%                        9.00%
                                                                                 ---------------------------------------------------

      As of June 15, 2000 (Before Withdrawal)
      ---------------------------------------
      (1)   Market Adjusted Amount                                                     $144,048                    $119,487
      (2)   Book Value                                                                  131,080                     131,080
      (3)   Market Value Adjustment: (1)-(2)                                             12,968                     (11,593)

      On June 15, 2000 (After Withdrawal)
      -----------------------------------
      (4)   Portion of Market Value Adjustment Associated
            with Withdrawal   (3) X [$50,000 divided by (1)]                              4,501                      (4,851)
      (5)   Reduction in Book Value: [$50,000-(4)]                                       45,499                      54,851
      (6)   Book Value: (2)-(5)                                                          85,581                      76,229
      (7)   Maturity Amount                                                             120,032                     106,915
      (8)   Revised Market Adjusted Amount                                               94,048                      69,487


        You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a positive market value adjustment is realized.

--------------------------------------------------------------------------------


                       STATEMENT OF ADDITIONAL INFORMATION
                                TABLE OF CONTENTS


--------------------------------------------------------------------------------



PART   1:   ADDITIONAL LOAN PROVISIONS                              Page  3

PART   2:   TAX RULES: SPECIAL ASPECTS                              Page  5

PART   3:   REQUIRED MINIMUM DISTRIBUTIONS OPTION                   Page  6

PART   4:   ACCUMULATION UNIT VALUES                                Page  7

PART   5:   CALCULATION OF ANNUITY PAYMENTS                         Page  7

PART   6:   THE REORGANIZATION                                      Page  9

PART   7:   ALLIANCE MONEY MARKET FUND YIELD INFORMATION            Page  9

PART   8    OTHER YIELD INFORMATION                                 Page 10

PART   9:   DISTRIBUTION                                            Page 10

PART  10:   KEY FACTORS IN RETIREMENT PLANNING                      Page 10

PART  11:   LONG-TERM MARKET TRENDS                                 Page 15

PART  12:   CUSTODIAN AND INDEPENDENT ACCOUNTANTS                   Page 17

PART  13:   FINANCIAL STATEMENTS                                    Page 17

         HOW TO OBTAIN THE EQUI-VEST STATEMENT OF ADDITIONAL INFORMATION



               Call 1-800-628-6673 or send this request form to:

                      --------------------------------------

                              EQUI-VEST
                              Administration Office
                              The Equitable
                              P.O. Box 2996
                              New York, NY 10116-2996

                      --------------------------------------


Please send me a Statement of Additional Information dated May 1, 1997



--------------------------------------------------------------------------------
Name

--------------------------------------------------------------------------------
Address

--------------------------------------------------------------------------------
City                              State                                      Zip

                 EQUI-VEST(REGISTERED TRADEMARK) AND MOMENTUM
                         PERSONAL RETIREMENT PROGRAMS
                                     AND
                    EMPLOYER SPONSORED RETIREMENT PROGRAMS


                        PROSPECTUS, DATED MAY 1, 1996
-----------------------------------------------------------------------------


                VARIABLE ANNUITY CONTRACTS FUNDED THROUGH THE
                    INVESTMENT FUNDS OF SEPARATE ACCOUNT A

                                  Issued By:

          The Equitable Life Assurance Society of the United States
-----------------------------------------------------------------------------

This prospectus describes group and individual deferred variable annuity contracts (CONTRACTS) offered by The Equitable Life Assurance Society of the United States (EQUITABLE LIFE). The EQUI-VEST Contracts are designed for retirement savings and long-range financial planning as part of a retirement savings plan. The Momentum Contract (MOMENTUM) is designed to fund defined contribution plans. Contributions in both MOMENTUM and EQUI-VEST Contracts accumulate on a Federal income tax-deferred basis, and at a future date you can receive a stream of periodic payments, including a fixed or variable annuity.


EQUI-VEST Personal Retirement Programs include individual retirement annuities (IRAS) and those established through rollovers from tax-favored retirement plans (QP IRAS) as well as non-qualified annuities (NQS).


EQUI-VEST Employer Sponsored Retirement Programs include SEPs, TSAs, EDCs, Trusteed and Annuitant-Owned HR-10 Plans, as described in this prospectus.

MOMENTUM Employer-Sponsored Retirement Plans include 401(a) and 401(k) plans as described in this prospectus. Employers sponsoring such plans and trustees of such plans (PLAN TRUSTEES) can participate in MOMENTUM through the MOMENTUM Program. The MOMENTUM Program consists of a defined contribution master plan and trust sponsored by Equitable Life (the MASTER PLAN AND TRUST) or, for Employers who prefer to use their own individually-designed or a prototype defined contribution plan, a pooled trust (the POOLED TRUST).

EQUI-VEST offers the investment options (INVESTMENT OPTIONS) listed below. MOMENTUM offers the Investment Options listed below except the Fixed Maturity Periods. These Investment Options include the Guaranteed Interest Account, which is part of Equitable Life's general account and pays interest at guaranteed fixed rates, and thirteen variable investment funds (INVESTMENT FUNDS) of Separate Account A (SEPARATE ACCOUNT). Each Fixed Maturity Period (FIXED MATURITY PERIOD) in the Fixed Maturity Account is available only under EQUI-VEST (in states where approved).



                                                              OTHER
                  INVESTMENT FUNDS                      INVESTMENT OPTIONS
-----------------------------------------------------  --------------------
o Money Market   o Growth & Income   Asset Allocation  o Guaranteed Interest
                                     Series:              Account
o Intermediate   o Equity Index      o Conservative    o Fixed Maturity
  Government                           Investors         Periods with
  Securities     o Common Stock      o Balanced          Expiration Dates
o Quality Bond   o Global            o Growth            1996 through 2006
                 o International       Investors
o High Yield     o Aggressive
                   Stock







We invest each Investment Fund in shares of a corresponding portfolio (PORTFOLIO) of The Hudson River Trust (TRUST), a mutual fund whose shares are purchased by the separate accounts of insurance companies. The prospectus for the Trust, directly following this prospectus, describes the investment objectives, policies and risks of the Portfolios.

Amounts allocated to a Fixed Maturity Period accumulate on a fixed basis and are credited with interest at a rate we set (RATE TO MATURITY) for the entire period. On each business day (BUSINESS DAY) we will determine the Rate to Maturity available for amounts newly allocated to Fixed Maturity Periods. A market value adjustment (positive or negative) will be made for withdrawals, transfers, terminations and certain other transactions from a Fixed Maturity Period before its expiration date (EXPIRATION DATE). Each Fixed Maturity Period has its own Rates to Maturity.

Participants may choose from a variety of payout options. If an annuity is selected as the retirement payout option, variable and fixed annuities are available. Fixed annuities are funded through Equitable Life's general account. Variable payments will be funded through your choice of Investment Funds.

This prospectus provides information about EQUI-VEST and MOMENTUM that prospective investors should know before investing. You should read it carefully and retain it for future reference. The prospectus is not valid unless it is attached to a current prospectus for the Trust, which you should also read carefully.

Registration statements relating to the Separate Account and to interests under the Fixed Maturity Periods have been filed with the Securities and Exchange Commission (SEC). The statement of additional information (SAI), dated May 1, 1996, which is part of the registration statement for the Separate Account, is available free of charge upon request by writing to the Processing Office or calling 1-800-628-6673 for EQUI-VEST, or 1-800-528-0204 for MOMENTUM, our toll-free numbers. The SAI has been incorporated by reference into this prospectus. The Table of Contents for the SAI appears at the back of this prospectus.


THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SECURITIES AND EXCHANGE COMMISSION NOR HAS THE COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.


THE CONTRACTS ARE NOT INSURED BY THE FDIC OR ANY OTHER AGENCY. THEY ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF ANY BANK AND ARE NOT BANK GUARANTEED. THEY ARE SUBJECT TO INVESTMENT RISKS AND POSSIBLE LOSS OF PRINCIPAL INVESTED.

May 1, 1996                                                           888-1107


                                Copyright 1996
       The Equitable Life Assurance Society of the United States,
                         New York, New York, 10019.
                             All rights reserved.

               INCORPORATION OF CERTAIN DOCUMENTS BY REFERENCE


   Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1995 is incorporated herein by reference.


   All documents or reports filed by Equitable Life pursuant to Section 13(a), 13(c), 14 or 15(d) of the Securities Exchange Act of 1934 (EXCHANGE
ACT) after the date hereof and prior to the termination of the offering of the securities offered hereby shall be deemed to be incorporated by reference in this prospectus and to be a part hereof from the date of filing of such documents. Any statement contained in a document incorporated or deemed to be incorporated herein by reference shall be deemed to be modified or superseded for purposes of this prospectus to the extent that a statement contained herein or in any other subsequently filed document which also is or is deemed to be incorporated by reference herein modifies or supersedes such statement. Any such statement so modified or superseded shall not be deemed, except as so modified and superseded, to constitute a part of this prospectus.

   Equitable Life will provide without charge to each person to whom this prospectus is delivered, upon the written or oral request of such person, a copy of any or all of the foregoing documents incorporated herein by reference (other than exhibits not specifically incorporated by reference into the text of such documents). Requests for such documents should be directed to The Equitable Life Assurance Society of the United States, 787 Seventh Avenue, New York, New York 10019. Attention: Corporate Secretary (telephone: (212) 554-1234).

PROSPECTUS TABLE OF CONTENTS


GENERAL TERMS                                   PAGE 5
PART 1:SUMMARY                                  PAGE 8
Equitable Life                                   8
Types of Retirement Programs                     8
Investment Options                               9
Selecting Investment Options                     9
Contributions                                   10
Transfers                                       10
Services We Provide                             10
Distribution Options and Death Benefits         12
SPDA Variable Distribution Option               12
Withdrawals and Termination                     12
Loans                                           13
Taxes                                           13
Deductions and Charges                          13
Deferred Variable Annuities                     14
10-Day Free Look for EQUI-VEST                  14
Fee Tables and Examples                         15
PART 2: SEPARATE ACCOUNT A AND
        ITS INVESTMENT FUNDS                  PAGE 24
Separate Account A                              24
The Hudson River Trust                          24
The Trust's Investment Adviser                  25
Investment Policies and Objectives of the
  Trust's Portfolios                            25
PART 3: INVESTMENT PERFORMANCE                 PAGE 27
Investment Fund Performance                     27
PART 4: THE GUARANTEED INTEREST ACCOUNT        PAGE 36
PART 5: THE EQUI-VEST FIXED MATURITY ACCOUNT   PAGE 37
PART 6: PROVISIONS OF THE EQUI-VEST CONTRACTS  PAGE 40
The EQUI-VEST Contract Series                   40
Selecting Investment Options                    40
Contributions Under the Contracts               40
Annuity Account Value                           42
Transfers                                       43
Automatic Transfer Options Investment
  Simplifier                                    44
Loans (for TSA and Corporate Trusteed
  only)                                         44
Assignment and Funding Changes                  45
Partial Withdrawals and Termination             45
Third Party Transfers or Exchanges              46
Requirements for Distributions                  46
Distribution Options                            46
Guaranteed Death Benefit                        49
Your Beneficiary                                49
Proceeds                                        50
PART 7: PROVISIONS OF THE MOMENTUM
        CONTRACT AND SERVICES WE PROVIDE       PAGE 51
Understanding the MOMENTUM Program              51
 Employer's Responsibilities                    51
Adopting the MOMENTUM Program                   52
The MOMENTUM Contract                           52
 Selecting Investment Options                   52
 Contributions                                  53
Retirement Account Value                        53
Transfers                                       54
Investment Simplifier: Automatic Transfer
  Options                                       55
Loans                                           55
Withdrawals and Termination                     56
Forfeitures                                     56
Distribution Options                            57
Annuity Distribution Options                    57
Electing an Annuity Distribution Option         57
Minimum Distributions/Automatic
 Minimum Withdrawal Over-Age 70 1/2             58
Death Benefit                                   58
Payment of Proceeds                             59
Plan Recordkeeping Services                     59
PART 8: DEDUCTIONS AND CHARGES                 PAGE 61
All Contracts                                   61
 Trust Charges to Portfolios                    61
 Charges for State Premium and Other
  Applicable Taxes                              61
EQUI-VEST IRA, QP IRA, SEP and NQ
  Contracts (Series 300 and 400 only)           61
 Charges to Investment Funds                    61
 Annual Administrative Charge                   62
 Contingent Withdrawal Charge                   62
 Allocation of Certain Charges to the
   Fixed Maturity Account                       64
 Charge on Third Party Transfer or
   Exchange                                     64
All EQUI-VEST EDC, TSA and Trusteed
  Contracts plus IRA, QP IRA, SEP and NQ
  (Series 100 and 200 only)                     65
 Limitation on Charges                          65
 Charges to Investment Funds                    65
 Annual Administrative Charge                   65
 Contingent Withdrawal Charge                   66
MOMENTUM Contract                               68
 Limitation on Charges                          68
 Charges to Investment Funds                    68
 Quarterly Administrative Charge                69
 Charge for Plan Recordkeeping  Services        69
 Contingent Withdrawal Charge                   69
 Plan Loan Charges                              70
 Special Circumstances                          71

PART 9:VOTING RIGHTS                       PAGE 72
PART 10:FEDERAL TAX AND
  ERISA MATTERS                            PAGE 73
Annuities                                       73
Taxation of Non-Qualified
  Annuities--EQUI-VEST Only                     73
Special Rules for Tax Favored Retirement
  Programs                                      74
Tax-Qualified Retirement Plans
  ("Qualified Plans")                           74
Tax Sheltered Annuity (TSAs) Arrangements       74
Distributions from Qualified Plans and
  TSAs                                          75
Tax-Qualified Individual Retirement
  Arrangements (IRSs)                           77
Annuity Account Values and Cash Values
  (Tables)                                      83
Simplified Employee Pensions (SEPs)             84
Public and Tax-Exempt Organization
  Employee Deferred Compensation Plans
  (EDC Plans)                                   84
Penalty Tax on Early Distributions              85
Tax Penalties for Insufficient
  Distributions                                 85
Federal and State Income Tax Withholding        85
Other Withholding                               86
Special Rules for NQ and Trusteed
  Contracts Issued in Puerto Rico               86
Impact of Taxes to Equitable Life               87
Transfer Among Investment Options               87
Tax Changes                                     87
ERISA Matters                                   87
Certain Rules Applicable to Plan Loans          87
Certain Rules Applicable to Plans
  Designed to Comply with Section 404(c)
  of ERISA                                      88
PART 11:INDEPENDENT ACCOUNTANTS              PAGE 89
APPENDIX I: AN EXAMPLE OF EQUI-VEST
  MARKET VALUE ADJUSTMENT                    PAGE 90
STATEMENT OF ADDITIONAL INFORMATION
 TABLE OF CONTENTS                           PAGE 91
HOW TO OBTAIN THE EQUI-VEST AND MOMENTUM
  STATEMENT OF ADDITIONAL INFORMATION        PAGE 91

-----------------------------------------------------------------------------
                              GENERAL TERMS
-----------------------------------------------------------------------------

In this prospectus, the terms "we," "our" and "us" mean The Equitable Life Assurance Society of the United States (EQUITABLE LIFE). The terms "you" and "your" refer to the Contract Owner for EQUI-VEST and either the Employer, Trustee or the Participant as indicated for MOMENTUM. Some of the terms described below may be called different names under EQUI-VEST and MOMENTUM. We have indicated those differences in the following descriptions and in those instances where the term is applicable only to EQUI-VEST the symbol EV will be used and in those instances where it is applicable only to MOMENTUM the symbol M will be used.

ACCUMULATION UNIT--Contributions that are invested in an Investment Fund purchase Accumulation Units in that Investment Fund. The "Accumulation Unit Value" is the dollar value of each Accumulation Unit in an Investment Fund on a given date.

ACTIVE LOAN-M-The principal amount of any Participant plan loan that has neither been repaid nor deemed distributed under Section 72(p) of the Code.


ANNUITANT/PARTICIPANT--EV--We use the term Annuitant in our Contracts and in our Certificates we use the term Participant. In either case, these terms mean the individual who is the measuring life for determining annuity benefits and generally the person who is entitled to receive those benefits. The person may, in certain cases, not be the Contract or Certificate Owner. The Annuitant or Participant will have the right to exercise rights under a Contract or Certificate only if that person is also the Contract or Certificate Owner. Throughout this prospectus, we will use the term "Annuitant" to refer to both Annuitants and Participants.

ANNUITY ACCOUNT VALUE--EV--The sum of the amounts in the Investment Options under your Contract, plus the amount of any loan reserve account (including accrued interest). The sum of the amounts in the Investment Options on any Business Day equals (1) the value of your Investment Funds on that date, (2) the value in the Guaranteed Interest Account on that date plus (3) the sum of your Market Adjusted Amounts in the Fixed Maturity Periods on that date. See "Annuity Account Value" in Part 6.

BUSINESS DAY--Generally, our Business Day is any day on which Equitable Life is open and the New York Stock Exchange is open for trading. We are closed on national business holidays and also on Martin Luther King, Jr. Day and the Friday after Thanksgiving. Additionally, we may choose to close on the day immediately preceding or following a national business holiday or due to emergency conditions. For the purpose of determining the Transaction Date, our Business Day ends at 4:00 p.m. Eastern Time or the closing of the New York Stock Exchange, if earlier.

CASH VALUE--EV--The Annuity Account Value minus any applicable withdrawal charges and minus any outstanding loan (including accrued interest).

CASH VALUE--M--The Retirement Account Value minus any applicable withdrawal charges.

CODE--The Internal Revenue Code of 1986, as amended.

CONTRACT/CERTIFICATE--EV--When EQUI-VEST is offered under a group Contract, the document provided to participating individuals is called a Certificate rather than a Contract. When EQUI-VEST is offered on an individual basis, the document provided is a Contract. Throughout this prospectus, we will use the term "Contract" to refer to both Contracts and Certificates.


CONTRACT DATE/PARTICIPATION DATE--EV--We use the term Contract Date in our Contracts and in our Certificates we use the term Participation Date. In either case, this is the Business Day we receive at our Processing Office, the properly completed and signed application form for your Contract, any other required documentation and a contribution (unless payment is being made through your employer). Throughout this prospectus, we will use the term "Contract Date" to refer to both the Contract Date and Participation Date.

CONTRACT OWNER/CERTIFICATE OWNER--EV--The Annuitant, employer, trustee or other party, whichever owns the Contract or Certificate. References to "Contracts" and "Contract Owners" in this prospectus include the Certificates and their Certificate Owners. Throughout this prospectus, we will use the term
"Contract Owner" to refer to both the Contract Owner and Certificate Owner.

CONTRACT YEAR/PARTICIPATION YEAR--EV--We use the term Contract Year in our Contracts and in our Certificates we use the term Participation Year. In either case, this is the 12-month period beginning on either your Contract Date or each anniversary of that date. Throughout this prospectus, we will use the term "Contract Year" to refer to both Contract Year and Participation Year.

CURRENT TOTAL ACCOUNT BALANCE--EV--The sum of the amounts in your Investment Funds and your Guaranteed Interest Account, plus the total Book Value of all of your Fixed Maturity Periods.

DEFAULT OPTION--M--The Money Market Fund, if that Fund is selected by the Employer or Plan Trustee as a funding option under the plan. Otherwise, the Guaranteed Interest Account. For Original Certificates, the Guaranteed Interest Account is the Default Option.

EMPLOYER--M--An employer who has sponsored a defined contribution plan that participates in the MOMENTUM Program through either the Master Plan and Trust or the Pooled Trust.

ERISA--The Employee Retirement Income Securities Act of 1974, as amended.

EXPIRATION DATE--EV--The date on which a Fixed Maturity Period ends.

FIXED MATURITY ACCOUNT--EV--The Account that contains the Fixed Maturity Periods. The Fixed Maturity Account is referred to as the "Guaranteed Period Account" in the Contracts.

FIXED MATURITY PERIOD (PERIODS)--EV--Any of the periods of time ending on an Expiration Date that are available for investment under the Series 400 Contracts. Fixed Maturity Periods are referred to as "Guarantee Periods" in the Contracts.

GUARANTEED INTEREST ACCOUNT--The Investment Option that pays interest at guaranteed fixed rates and is part of our general account. The Guaranteed Interest Account is referred to as "Guaranteed Interest Division" in some EQUI-VEST Certificates.

INVESTMENT FUNDS--In some EQUI-VEST contracts and in the MOMENTUM Contract, the Investment Funds are referred to as Investment Divisions. For EQUI-VEST we use the term Investment Funds in our Contracts, and in our Certificates we use the term Investment Divisions. These are the thirteen variable investment funds of the Separate Account. Throughout this prospectus, we will use the term "Investment Funds" to refer to both Investment Funds and Investment Divisions.

INVESTMENT OPTIONS--The choices for investment of contributions: the thirteen Investment Funds, the Guaranteed Interest Account, and for EQUI-VEST, each available Fixed Maturity Period.

MASTER PLAN AND TRUST--M--A defined contribution master plan and trust sponsored by Equitable Life.


MATURITY AMOUNT--EV--The amount in a Fixed Maturity Period on its Expiration Date. The Maturity Amount is referred to as the "Maturity Value" in the Contracts.

MAXIMUM FUND CHOICE--EV--One of two methods for selecting Investment Options--Allows the Contract Owner to allocate contributions to any Investment Fund, the Guaranteed Interest Account and (for Owners of Series 400 Contracts only) the Fixed Maturity Account. This election will result in restrictions in the amount you can transfer out of the Guaranteed Interest Account.

MAXIMUM TRANSFER FLEXIBILITY--EV--One of two methods for selecting Investment Options--Allows the Contract Owner to allocate contributions to the Balanced, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock and Growth Investors Funds only and to the Guaranteed Interest Account, with no transfer restrictions in the amount you can transfer out of the Guaranteed Interest Account.

ORIGINAL CONTRACTS/CERTIFICATES--EQUI-VEST Contracts and MOMENTUM Certificates under which the EQUI-VEST Contract Owner or the MOMENTUM Employer has not elected to add Intermediate Government Securities, Quality Bond, High Yield, Growth & Income, Equity Index, Global, International, Conservative Investors and Growth Investors Investment Funds as Investment Options. These Contracts/Certificates:

o permit investment in only the Guaranteed Interest Account and the Money Market, Balanced, Common Stock and Aggressive Stock Funds and

o     prohibit transfers into the Money Market Fund.

PARTICIPANT--An individual who participates in an Employer's plan funded by either an EQUI-VEST or the MOMENTUM Contract.

PARTICIPATION DATE--M--The Business Day we receive your properly completed and signed enrollment form at our Processing Office or the date we receive the first contribution made on your behalf, if earlier. For Participants in plans that converted to MOMENTUM from our EQUI-VEST Corporate Trusteed Contract, the Participation Date is the same Participation Date as in the EQUI-VEST Corporate

Trusteed Certificate relating to that Participant. If more than one EQUI-VEST Corporate Trusteed Certificate is in force with respect to a Participant, then the Participation Date will be the earliest Participation Date.

PARTICIPATION YEAR--M--The 12-month period beginning on either your Participation Date or each anniversary of that date.

PLAN TRUSTEE--M--A trustee or trustees for an Employer's individually-designed or prototype defined contribution plan.

POOLED TRUST--M--The Pooled Trust for Members Retirement Plans of The Equitable Life Assurance Society of the United States.

PORTFOLIOS--The portfolios of the Hudson River Trust that correspond to the Investment Funds of the Separate Account.

PROCESSING OFFICE--The office to which all contributions, written requests or other written communications must be sent. See "Services We Provide" in Part 1.

RATE TO MATURITY--EV--The interest rate established for each Business Day for each Fixed Maturity Period. Rates to Maturity are referred to as "Guaranteed Rates" in the Contracts.


RETIREMENT ACCOUNT VALUE--M--The sum of the amounts that a Participant has in the Investment Options under the MOMENTUM Contract.

SAI--The EQUI-VEST and MOMENTUM Statement of Additional Information.

SEPARATE ACCOUNT--Our Separate Account A.

SOURCE--M--The source of a contribution. There are six potential sources: (i) employer, (ii) post-tax, (iii) prior plan, (iv) qualified non-elective and qualified matching, (v) salary deferral, and (vi) matching contributions. A detailed description of these Sources is contained in the SAI.

SUCCESSOR ANNUITANT AND OWNER--EV--The individual who upon the death of the Annuitant and Owner succeeds as the Annuitant and Owner of the Contract. You can designate a Successor Annuitant and Owner under Series 300 and 400 Contracts if the following conditions are met: (1) you are both Annuitant and Owner and (2) you name your spouse as the sole beneficiary.

SUCCESSOR OWNER--EV--The individual who upon your death will succeed you as Owner of your Contract. A Successor Owner can be designated under Series 300 and 400 Contracts.

TRANSACTION DATE--The Business Day we receive a contribution or acceptable written or telephone transaction request providing the information we need at our Processing Office. If your contribution or request is not accompanied by complete information or is mailed to the wrong address, the Transaction Date will be the date we receive such complete information at our Processing Office. If your contribution or request reaches our Processing Office on a non-Business Day, or after the close of the Business Day, the Transaction Date will be the next following Business Day--unless under certain circumstances, a future date certain is specified in the request.

THE TRUST--The Hudson River Trust, a mutual fund in which the assets of Separate Account A are invested.

VALUATION PERIOD--Each Business Day together with any consecutive preceding non-Business Day(s).

------------------------------------------------------------------------------
                                   PART 1: SUMMARY
------------------------------------------------------------------------------

The following Summary is qualified in its entirety by more detailed information appearing elsewhere in the prospectus (see "Prospectus Table of Contents" on page 3) and the terms of applicable Contracts. Please be sure to read the prospectus in its entirety.


EQUITABLE LIFE

EQUITABLE LIFE is a New York stock life insurance company that has been in business since 1859. For more than 100 years we have been among the largest life insurance companies in the United States. Equitable Life has been selling annuities since the turn of the century. Our Home Office is located at 787 Seventh Avenue, New York, New York 10019. We are authorized to sell life insurance and annuities in all fifty states, the District of Columbia, Puerto Rico and the Virgin Islands. We maintain local offices throughout the United States.


Equitable Life is a wholly-owned subsidiary of The Equitable Companies Incorporated (the "Holding Company"). The largest stockholder of the Holding Company is AXA S.A. AXA beneficially owns 60.6% of the outstanding shares of common stock of the Holding Company plus convertible preferred stock. Under its investment arrangements with Equitable Life and the Holding Company, AXA is able to exercise significant influence over the operations and capital structure of the Holding Company and its subsidiaries, including Equitable Life. AXA, a French company, is the holding company for an international group of insurance and related financial service companies.

Equitable Life, the Holding Company and their subsidiaries managed approximately $195.3 billion of assets as of December 31, 1995, including third party assets of approximately $144.4 billion. We are one of the nation's leading pension fund managers. These assets are primarily managed for retirement and annuity programs for businesses, tax-exempt organizations and individuals. This broad customer base includes nearly half the Fortune 100, more than 42,000 small businesses, state and local retirement funds in more than half the 50 states, approximately 250,000 employees of educational and non- profit institutions, as well as nearly 500,000 individuals. Millions of Americans are covered by Equitable Life's annuity, life and pension contracts.


TYPES OF RETIREMENT PROGRAMS


EQUI-VEST and MOMENTUM are designed to meet the retirement savings needs of individuals and those working for businesses and other organizations.

EQUI-VEST PERSONAL RETIREMENT PROGRAMS:


o     IRA
      An individual retirement annuity (IRA) for both deductible and non-deductible IRA contributions made by an individual. The Contract Owner must also be the Annuitant.


o     QP IRA
      An IRA for rollover distributions only (QP IRA) (generally from qualified plans or tax-sheltered annuities). The Contract Owner must also be the Annuitant. References to IRA may include QP IRA.

o     NQ
      An annuity generally for after-tax or non-qualified (NQ) dollars contributed by or on behalf of an individual. The Annuitant and Contract Owner need not be the same.

EQUI-VEST EMPLOYER SPONSORED RETIREMENT PROGRAMS:

o     SEP and SARSEP
      An IRA Contract used to fund a simplified employee pension plan (SEP) sponsored by sole proprietorships, partnerships or corporations. Contributions are made directly by the employer, at the employer's expense or under a salary reduction program (SARSEP) which permits an employer to reduce an employee's compensation for the purpose of making contributions. Each individual employee covered by the SEP is the Contract Owner of the IRA set up on his or her behalf and must also be the Annuitant. Unless otherwise noted, all references to SEP Contracts include SARSEP arrangements.

o     UNINCORPORATED TRUSTEED
      Trustee-owned Contracts used to fund qualified defined contribution plans of employers who are sole proprietorships, partnerships or business trusts. These plans are known as "HR-10" or "Keogh" plans. Contributions are made by the employer for the benefit of employees who become Annuitants under the Contract. We do not act as trustee for these plans, so the employer must select a trustee.

o     TSA
      A Code section 403(b) tax-sheltered annuity (TSA) for public schools and nonprofit entities organized under Code section 501(c)(3). Contributions are made by the employer either directly or through a salary reduction agreement entered into with the employee. Each employee is the Contract Owner and must also be the Annuitant.


O     UNIVERSITY TSA
      A TSA, originally designed to meet the needs of restricted plans of some universities, may be used for any TSA plan that prohibits loans and has additional restrictions not found in the basic TSA. Contributions are made by the employer either directly or through a salary reduction agreement entered into with the employee. Each employee is the Contract Owner and must also be the Annuitant. Unless otherwise noted, references to TSA Contracts include University TSAs.

o     EDC
      Contracts used to fund Code section 457 employee deferred compensation
      (EDC) plans of state and municipal governments and other tax-exempt organizations. Contributions are made by the employer on behalf of the employee generally pursuant to a salary reduction agreement. The employer is the Contract Owner but the employee is the Annuitant. The EDC program currently is not available for state or municipal government plans in Texas.

o     PAYROLL DEDUCTION IRA AND NQ
      Contributions are remitted by the employer on behalf of the employee through a payroll deduction program.

In the past, EQUI-VEST was available to fund (i) Corporate Trusteed plans where the employer was a corporation, and (ii) HR-10 (Keogh) plans where the Contracts were owned by the Annuitants themselves (Annuitant-Owned HR-10), rather than by a trustee. Although we still issue such Corporate Trusteed and Annuitant-Owned HR-10 Contracts to employees whose employer's plans enrolled on this basis, plans of this type are no longer available under EQUI- VEST to new employer groups. New employers will be offered our MOMENTUM Program.

Later in this prospectus we refer to program features which are specific to particular types of retirement programs. Under some employer-sponsored plans, the availability of certain features may be limited. Employers can provide more detail about such plans.

Only NQ and Trusteed Contracts may be sold in Puerto Rico.

THE MOMENTUM PROGRAM:

o     POOLED TRUST
      A funding vehicle used in connection with an Employer's qualified defined contribution plan and trust.

o     MASTER TRUST
      A funding vehicle used in connection only with the Master Plan, an IRS-approved master defined contribution plan, in which case the Master Trust will be the sole funding vehicle for the Employer's plan.

The Employer or Plan Trustee, as applicable, is responsible for determining whether the MOMENTUM Contract is a suitable funding vehicle for its defined contribution plan and should, therefore, carefully read this prospectus and the MOMENTUM Contract before entering into the contract.

INVESTMENT OPTIONS

The following Investment Options are offered: The Guaranteed Interest Account, and thirteen Investment Funds (Money Market, Intermediate Government Securities, Quality Bond, High Yield, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock and the Asset Allocation
Series: Conservative Investors, Balanced and Growth Investors). Each Investment Fund invests in shares of a corresponding Portfolio of the Trust. The attached Trust prospectus describes the investment objectives and policies of the Portfolios available to Contract Owners. Also, for EQUI-VEST only, subject to state regulatory approval, Fixed Maturity Periods are available under Series 400 Contracts.

If an employer's plan is intended to comply with the requirements of ERISA
Section 404(c), the Employer or the Plan Trustee is responsible for making sure that the Investment Options chosen constitute a broad range of investment choices as required by the Department of Labor's (DOL) regulation under ERISA Section 404(c). See "Certain Rules Applicable to Plans Designed to Comply with Section 404(c) of ERISA" in Part 10.

Educational information about investing which may be useful for Participants is contained in "Part 13: Key Factors in Retirement Planning" in the SAI. The SAI is available free of charge by calling (EQUI-VEST) 1-800-628-6673 or (MOMENTUM) 1-800-528-0204.

SELECTING INVESTMENT OPTIONS

Under EQUI-VEST Trusteed Contracts and under the MOMENTUM Program, the Employer or Plan Trustee will choose the investment options available
                                9
to the Participant. Under all other Contracts, the Contract Owner makes that choice. If any of the Options listed below are selected, there will be restrictions on the amount you can transfer out of the Guaranteed Interest Account. Additionally, if you are participating through your Employer's plan and your employer makes any of these Options available to you, whether or not you select them, you will be subject to such restrictions. The Options that result in restrictions are: Conservative Investors, Money Market, Intermediate Government Securities, Quality Bond, High Yield and, for EQUI-VEST, the Fixed Maturity Periods.

EQUI-VEST and MOMENTUM Original Contracts and Certificates limit you to only the Guaranteed Interest Account and the Money Market, Balanced, Common Stock and Aggressive Stock Funds.


CONTRIBUTIONS


Generally, for EQUI-VEST, contributions may be made at any time: in single sum amounts, on a regular basis or as your financial situation permits. For some types of retirement plans, contributions must be made by the employer. Different minimum contribution limits apply to different EQUI-VEST Contracts.

MOMENTUM contributions may be made at any time and may be made only by the Employer or Plan Trustee by either wire transfer or check. Participants should not send contributions directly to Equitable Life. There is no minimum contribution.

MOMENTUM and EQUI-VEST contributions are credited as of the Transaction Date, if they are accompanied by properly completed forms. Failure to use the proper form, or to complete the form properly, may result in a delay in crediting contributions. All contributions made by check must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection. Under the MOMENTUM Program and EQUI-VEST Trusteed Contracts, either you or the Plan Trustee, or both, as applicable, must instruct us to allocate contributions to one or several Investment Options that are available under your Employer's plan.

Under all other EQUI-VEST Contracts, you, as Owner, may instruct us to allocate your contributions to one or several Investment Options.

Allocation percentages must be in whole numbers and the sum must equal 100%. Contributions made to an Investment Fund purchase Accumulation Units in that Investment Fund.

TRANSFERS


Under the MOMENTUM Program and EQUI-VEST Trusteed Contracts, either the Participant or the Plan Trustee, or both as applicable, may direct us to transfer among the investment options. Under other EQUI-VEST Contracts, you may make such transfers. There is no charge for these transfers. If you have an Original Contract, restrictions will apply to transfers into the Money Market Fund from any of the other Investment Options. Minimum transfer amounts may apply.

SERVICES WE PROVIDE

Your Equitable Life Agent can help you with any questions you have. In addition, there are a number of services designed to keep you informed.

REGULAR REPORTS

We currently provide written confirmation of every financial transaction, and:

 o      Annual statement

 o      Semi-annual statement of account
        (MOMENTUM only)

 o      Statement as of the last day of the Contract Year (EQUI-VEST only)



We reserve the right to change the frequency of these reports.

ADDITIONAL SERVICES

Materials and seminars of an educational nature to assist retirement planning needs of Participants can be arranged through your Equitable Life Agent. Your Equitable Life Agent can also schedule retirement planning workshops to facilitate plan enrollment periods.

TELEPHONE OPERATED
PLAN/POLICY SUPPORT (TOPS) SYSTEM

TOPS is designed to provide up-to-date information via touch-tone telephone. TOPS is available under all EQUI-VEST Contracts, but in certain plans, the use of TOPS may be limited by the plan provisions. Under MOMENTUM, TOPS is available only if your Employer has elected this service. Use TOPS:


o     for current Annuity or Retirement Account Value;

o     for current allocation percentages;

o     for the number of units held in the Investment Funds under your account;
      or

o to change your allocation percentages and transfer money among the Investment Funds and the Guaranteed Interest Account.

o     to elect Investment Simplifier (EQUI-VEST only)

A special code number is required to use TOPS. We have established procedures that are considered to be reasonable and are designed to confirm that instructions communicated by telephone are genuine. Such procedures include requiring certain personal identification information prior to acting on telephone instructions and providing written confirmation of instructions communicated by telephone. If we do not employ reasonable procedures to confirm that instructions communicated by telephone are genuine, we may be liable for any losses arising out of any action on our part or any failure or omission to act as a result of our own negligence, lack of good faith, or willful misconduct. In light of the procedures established, we will not be liable for following telephone instructions that we reasonably believe to be genuine. We reserve the right to terminate or modify any telephone or automated transfer/withdrawal service we provide upon 90 days written notice.

A toll-free number is available, and local TOPS telephone numbers will be provided. TOPS is available daily, 24 hours a day for EQUI-VEST and from 8:00 a.m. to 9:00 p.m. Eastern Time every Business Day for MOMENTUM. Transfers made after 4:00 p.m. Eastern Time on a Business Day or on a non-Business Day are not processed until the following Business Day.


TOLL-FREE TELEPHONE SERVICES


We maintain toll-free numbers for your convenience. See the charts below.


WRITTEN COMMUNICATION

All items received at the proper address prior to 4:00 p.m. Eastern Time on a Business Day will be effective on the same Business Day. Written requests will be processed as of the date a properly completed request is received at our Processing Office.


WHERE TO REACH US

                                  EQUI-VEST



                                                                             CONTRIBUTIONS:
                                                                           FOR EDC, TSA, TRUSTEED,
            FOR ALL WRITTEN REQUESTS                CONTRIBUTIONS:        ANNUITANT OWNED HR-10,
             AND COMMUNICATIONS (OTHER              FOR IRA & NQ OWNERS   SEP AND                           LOAN REPAYMENTS:
             THAN CONTRIBUTIONS AND         WHO CONTRIBUTE          IRA AND NQ WHEN CONTRIBUTIONS     FOR TSA AND CORPORATE
             LOAN REPAYMENTS                INDIVIDUALLY          ARE REMITTED BY THE EMPLOYER      TRUSTEED LOAN REPAYMENTS
------------------------------------------------------------------------------------------------------------------------------
REGULAR     Individual Annuity Center           Equitable Life        Equitable Life                    Equitable Life Loan
 MAIL       Equitable Life                  EQUI-VEST Individual  EQUI-VEST Unit Annuity                   Repayment IAC
Lockbox
             Post Office Box 2996                     Annuity Collections   Collections                            Post
Office Box 13496
             New York, NY 10116-2996             Post Office Box 13459 Post Office Box 13463              Newark, NJ
07188-0496
                                                     Newark, NJ 07188-0459 Newark, NJ 07188-0463

EXPRESS     Individual Annuity Center                Equitable Life          Equitable Life                              N/A
 MAIL        Equitable Life*                         c/o First Chicago     c/o First Chicago National
             2 Penn Plaza, 5th Floor                  National Processing   Processing Center
             New York, NY 10121                      Center, 3rd Floor     300 Harmon Meadow
                                                     300 Harmon Meadow     Boulevard, 3rd Floor
                                                 Secaucus, NJ 07094    Secaucus, NJ 07094
                                                     Attn: Box 13459       Attn: Box 13463

TOPS                                     1-800-755-7777
                                         Note: Your subscriber number is 777700000
DAILY UNIT VALUE                         1-800-841-0801
CUSTOMER SERVICE REPRESENTATIVES         1-800-628-6673

(AVAILABLE 8:30 A.M.-7:00 P.M, EASTERN
TIME, ON EACH BUSINESS DAY





   * Effective on or about July 1, 1996, Equitable intends to relocate this office to 200 Plaza Drive, 2nd Floor, Secaucus, N.J. 07094.

                                   MOMENTUM



             FOR PAYMENTS (E.G., CONTRIBUTIONS, LOAN       FOR ALL OTHER COMMUNICATIONS (E.G.,
             PAYMENTS, ETC.)                               REQUESTS FOR TRANSFERS, WITHDRAWALS)
-----------  --------------------------------------------  ---------------------------------------
REGULAR      Equitable Life MOMENTUM Administrative        MOMENTUM Administrative Services P.O.
 MAIL        Services P.O. Box 13629 Newark, NJ            Box 2919 New York, NY 10116
             07188-0629
EXPRESS      First Chicago National Processing Center 300  MOMENTUM Administrative Services 200
 MAIL        Harmon Meadow Boulevard, 3rd Floor Secaucus,  Plaza Drive Harmon Meadow Secaucus, NJ
             NJ 07094 Attention: MOMENTUM 13629            07094
TOPS----------------------------------------------1-800-821-7777---------------------------------------------
             Note: Your subscriber number is 66644. For Original Certificates, the subscriber number is 66633.
DAILY UNIT VALUE-----------------------------------Call TOPS or Telephone Consultants------------------------
TELEPHONE CONSULTANTS------------------------------1-800-528-0204-------------------------------------------
 (AVAILABLE 8:30 A.M.-7:00 P.M.,
 EASTERN TIME, ON EACH BUSINESS DAY)
--------------------------------------------------------------------------------------------------



DISTRIBUTION OPTIONS AND
DEATH BENEFITS

Not all of the options described below may be available to MOMENTUM Participants. The selection of options depends on the terms of each Employer plan. EQUI-VEST Contracts and the MOMENTUM Program provide several different types of distribution options, including:


o     fixed and variable annuities;

o     lump sum payments;


o     partial withdrawals;

o     required minimum distributions;

o     payments for a specific period of time.

o our Systematic Withdrawal option under EQUI-VEST (not available for amounts allocated to the Fixed Maturity Account);

Under EQUI-VEST, there is a death benefit if the Annuitant dies before an annuity payout begins. The beneficiary will be paid the greater of the Annuity Account Value minus any outstanding loan balance (including accrued interest) or the minimum death benefit. Under MOMENTUM, if a participant dies before distributions begin, the MOMENTUM Contract provides a death benefit. The beneficiary will be paid the greater of the Participant's Retirement Account Value or the minimum death benefit. The minimum death benefit will not be less than the total contributions adjusted for total withdrawals and any applicable taxes, and, for EQUI-VEST, less any outstanding loan balance (including accrued interest).

SPDA VARIABLE DISTRIBUTION OPTION

In addition to offering a variable annuity distri-bution option to participants in EQUI-VEST and MOMENTUM, we also make the variable annuity distribution option described in Part 6 under "Distribution Options: Fixed and Variable Annuity Forms" available to owners of Equitable Life's single premium deferred annuity (SPDA) contracts. SPDA contractholders who are considering purchasing a variable distribution option should review the section on Distribution Options in Part 6, "Part 2: Separate Account A and its Investment Funds," "Part 3: Investment Performance," the Hudson River Trust prospectus (beginning after page 91 of this prospectus) and the sections of the Statement of Additional Information which discuss the variable annuity distribution option.



WITHDRAWALS AND TERMINATION

Premature withdrawals or contract terminations (generally prior to age
59 1/2), may be restricted and subject to an early withdrawal Federal income tax penalty. See "Part 10: Federal Tax and ERISA Matters."

Subject to income tax rules and the provisions of any applicable employer plan, you may withdraw funds at any time by completing and submitting a proper form. This form is available from your Agent or from our Processing Office. Withdrawals may be subject to a minimum amount or to a contingent withdrawal charge. Under EQUI-VEST, withdrawals from Fixed Maturity Periods prior to their Expiration Dates will result in a market value adjustment.

The MOMENTUM Contract also permits the Employer or Plan Trustee to terminate the Employer's plan's participation under the Contract at any time. Equitable Life has also reserved the right to terminate the Contract if we learn that the Employer's plan fails to qualify under the Code or if the Employer fails to provide the Participant information necessary to administer the Contract. Withdrawals due to plan termination may also result in a contingent withdrawal charge.

LOANS

The MOMENTUM Contract permits your Employer to withdraw funds from your Retirement Account Value, without incurring a contingent withdrawal charge, in order to make a loan to a Participant under the Employer's plan. See "Loans" in Part 7 for a description of loan procedures and rules and "Deductions and Charges" in Part 8 for a description of charges associated with plan loans.

A plan loan under the MOMENTUM Program will be in default if the amount of any scheduled repayment is not received by us within 90 days of its due date, or if the Participant dies or participation under the MOMENTUM Contract is terminated. We will then treat the outstanding loan principal as a withdrawal subject to the contingent withdrawal charge.

Certain EQUI-VEST Contracts also permit loans without incurring a contingent withdrawal charge on undefaulted loan amounts. Such loans will be administered in accordance with proposed regulations, if applicable. See "Loans" in Part 6 for more information.


TAXES

Generally, any earnings attributable to your Annuity Account Value or to your Retirement Account Value will not be included in your taxable income until distributions are made. See "Part 10: Federal Tax and ERISA Matters."

DEDUCTIONS AND CHARGES


Keep in mind that these programs are designed for retirement savings and long-range financial planning; certain charges will not apply unless you make early withdrawals from your Contract.

Following is a summary of the different types of deductions and charges which may be applicable.

O CHARGE TO INVESTMENT FUNDS--We make a daily charge for certain expenses of the Contract. It covers death benefits, mortality risks, expenses and expense risks. The daily Accumulation Unit Value is quoted net of these charges. These charges will vary by Contract, and are at a maximum of 1.35% (effective annual rate) for the Intermediate Government Securities, Quality Bond, High Yield, Growth & Income, Equity Index, Global, International, Aggressive Stock, Conservative Investors and Growth Investors Funds and 1.49% (effective annual rate) for the Money Market, Common Stock and Balanced Funds. Further, EQUI-VEST Series 100 and 200 Contracts and the MOMENTUM Contract impose an overall limit of 1.75% on total Separate Account and Trust expenses for the Money Market, Common Stock, Aggressive Stock and Balanced Funds.

O TRUST CHARGES TO PORTFOLIOS--Investment advisory fees and other expenses of the Trust are charged daily against the Trust's assets. These charges are reflected in the Portfolio's daily share price and in the daily Accumulation Unit Value for the Investment Funds.


O ADMINISTRATIVE CHARGES--The administrative charge is currently at a maximum of $30 a year but may be less under different contracts.

      For EQUI-VEST, the charge is deducted each Contract Year from your Annuity Account Value in the Guaranteed Interest Account and Investment Funds and, in certain cases, from the Fixed Maturity Periods.

      For MOMENTUM, the charge is deducted pro rata from your Retirement Account Value on the last Business Day of each calendar quarter. Under most contracts, we reserve the right to increase this charge if our administrative costs increase. Employers under the MOMENTUM Contract have the option of being billed directly for this charge.

O CHARGES FOR STATE PREMIUM AND OTHER APPLICABLE TAXES--Generally, charges for state premium taxes and other applicable taxes, if any, are deducted when an annuity payment option is elected. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5%; however, the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

O CONTINGENT WITHDRAWAL CHARGE--If you terminate your participation under a contract or make a partial withdrawal, your Annuity Account Value or Retirement Account Value, as applicable, may be subject to a contingent withdrawal charge that will be used to cover sales and promotional expenses. This charge will not exceed 6% of the amount withdrawn. The amount withdrawn includes the amount you request and the withdrawal charge. Important exceptions and limitations eliminate or reduce the contingent withdrawal charge.

O CHARGE ON THIRD PARTY TRANSFER OR EXCHANGE UNDER EQUI-VEST CONTRACTS--You may instruct us to make a direct transfer to a third party of amounts under your Contract, or request that your Contract be exchanged for another contract or certificate issued by another carrier. Certain Contracts permit us to deduct a charge of $25 per occurrence for such transfers or exchanges.

O PLAN LOAN CHARGES UNDER MOMENTUM Program--A $25 set-up fee will be deducted from your Retirement Account Value at the time a plan loan is made. Also, we will deduct a loan recordkeeping fee of $6 from your Retirement Account Value on the last Business Day of each calendar quarter if there is an Active Loan on that date. We reserve the right to increase these administrative charges if our costs increase. Your Employer may elect to pay these fees. See "Plan Loan Charges" in Part 8.

O CHARGE FOR PLAN RECORDKEEPING SERVIES UNDER MOMENTUM Program--Equitable Life offers two plan recordkeeping options, one of which must be elected for each plan. The annual charge for basic recordkeeping is $300 per plan and is billed directly to the Employer. The full service recordkeeping option is available only for plans that satisfy Equitable Life's underwriting requirements. Fees for the full service recordkeeping option are defined in the plan recordkeeping services agreement which is required for all plans that elect this option. We reserve the right to increase these charges. See "Charge for Plan Recordkeeping Services" in Part 8.

DEFERRED VARIABLE ANNUITIES

EQUI-VEST is a series of deferred variable annuity contracts. The MOMENTUM Program is offered under a group variable annuity contract. Variable annuities are designed for retirement savings and long-range financial planning. Contributions accumulate on a Federal income tax deferred basis and at a future date you can receive a stream of periodic payments. Tax deferral is one of the advantages of an annuity over many other kinds of investments. In addition, annuities offer individuals the opportunity to receive an assured stream of payments for life.

Under Federal tax law, an individual, employer or trustee may, subject to various limits, purchase an annuity to fund a tax-favored retirement program, such as an IRA or qualified retirement plan. In many cases, the individual or employer makes contributions to the tax-favored retirement program with pre-tax dollars. Alternatively, annuities may be purchased with after-tax dollars by individuals who wish to create additional retirement savings.

There are a variety of payout options at retirement, including a lump sum and a variety of investment choices while your contributions are accumulating.

10-DAY FREE LOOK FOR EQUI-VEST

You have the right to examine your EQUI-VEST Contract for a period of 10 days after you receive it, and to return it to us for a refund. You cancel it by sending it to our Processing Office. The free look is extended if your state requires a refund period of longer than 10 days. This right applies only to the initial owner of a Contract.

For contributions allocated to Investment Funds, your refund will equal those contributions plus or minus any investment gain or loss through the date we receive your Contract at our Processing Office. Certain daily charges will also be automatically deducted. For contributions allocated to the Guaranteed Interest Account, the refund will equal the amount allocated to the Guaranteed Interest Account without interest. For contributions allocated to the Fixed Maturity Account, the refund will equal the amount of your contributions plus any crediting of interest, and plus or minus any market value adjustment. Some states or Federal income tax regulations may require that we calculate the refund differently. We follow these same procedures if you change your mind before a Contract has been issued, but after a contribution has been made.

In certain cases, there may be tax implications to cancelling your Contract during the 10-day free look period.

FEE TABLES AND EXAMPLES

The EQUI-VEST Contracts and the MOMENTUM Contract may differ in terms of the fees that are charged. One of the following four Tables will apply to you. These Tables, and the related Examples, will assist you in understanding the various costs and expenses under your EQUI-VEST Contract or the MOMENTUM Program so that you may compare them with other products. The Tables reflect expenses of both the Separate Account and the Trust for the year ended December 31, 1995.

As explained in Parts 4 and 5, the Guaranteed Interest Account and the EQUI-VEST Fixed Maturity Account are not a part of the Separate Account and are not covered by the Tables and Examples. The only expenses shown in the Tables which apply to the Guaranteed Interest Account and the Fixed Maturity Account are the Contingent Withdrawal Charge, the Annual Administrative Charge and the Third Party Transfer or Exchange Fee, if applicable. Also see "Income Annuity Distribution Options" in Part 6 for a description of charges under EQUI-VEST Income Annuities and "Distribution Options" and "Annuity Distribution Options" in Part 7 for a description of annuity options under the MOMENTUM Program and Part 8 for charges associated with some of those options.

Certain expenses and fees shown in these Tables may not apply to you. To determine whether a particular item in a Table applies (and the actual amount, if any) consult the section of the prospectus for your EQUI-VEST Contract series or for MOMENTUM indicated in the notes to the Table. For a description of the different EQUI-VEST Series, see "Part 6: The EQUI-VEST Contract Series". A charge for applicable state or local taxes may be deducted from contributions in some states. See "Charges for State Premium and Other Applicable Taxes" in Part 8.

TABLE 1: EQUI-VEST SERIES 100


Description of Expenses

 CONTRACT OWNER TRANSACTION EXPENSES
  SALES LOAD ON PURCHASES ................... NONE
  MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1) .. 6%
  MAXIMUM ANNUAL ADMINISTRATIVE CHARGE (2) .. $30


                                                   INTERMEDIATE
                                        MONEY       GOVERNMENT     QUALITY                  GROWTH &    EQUITY
                                        MARKET      SECURITIES      BOND      HIGH YIELD     INCOME     INDEX
                                     ----------  --------------  ---------  ------------  ----------  --------
MAXIMUM SEPARATE ACCOUNT AND TRUST
 ANNUAL EXPENSE (3)                      1.75%   N/A             N/A        N/A           N/A         N/A
  Separate Account Annual
  Expenses (4)
   Mortality and Expense Risk Fees        .65%     .50%           .50%       .50%          .50%        .50%
   Other Expenses                         .84%     .84%           .84%       .84%          .84%        .84%
                                     ----------  --------------  ---------  ------------  ----------  --------
    Total Separate Account Annual
     Expenses                            1.49%(3) 1.34%          1.34%      1.34%         1.34%       1.34%
  Trust Annual Expenses (4)
   Investment Advisory Fees              0.40%    0.50%          0.55%      0.55%         0.55%       0.35%
   Other Expenses                        0.04%    0.07%          0.04%      0.05%         0.05%       0.13%
                                     ----------  --------------  ---------  ------------  ----------  --------
    Total Trust Annual Expenses (5)      0.44%(3) 0.57%          0.59%      0.60%         0.60%       0.48%



                                        COMMON                                AGGRESSIVE    CONSERVATIVE
GROWTH
                                        STOCK      GLOBAL    INTERNATIONAL      STOCK        INVESTORS      BALANCED
INVESTORS

                                     ----------  --------  ---------------  ------------  --------------  ----------
-----------

MAXIMUM SEPARATE ACCOUNT AND
 TRUST ANNUAL EXPENSE (3)                1.75%   N/A       N/A                   1.75%    N/A                 1.75%   N/A
  Separate Account Annual Expenses
   (4)
   Mortality and Expense Risk Fees        .65%     .50%     .50%                   .50%    .50%                 .65%   .50%
   Other Expenses                         .84%     .84%     .84%                   .84%    .84%                 .84%   .84%
                                     ----------  --------  ---------------  ------------  --------------  ----------
-----------

    Total Separate Account Annual
     Expenses                            1.49%(3) 1.34%    1.34%                 1.34%(3) 1.34%               1.49%(3) 1.34%
  Trust Annual Expenses (4)
   Investment Advisory Fees              0.35%    0.53%    0.90%                 0.46%    0.55%               0.37%    0.52%
   Other Expenses                        0.03%    0.08%    0.13%                 0.03%    0.04%               0.03%    0.04%
                                     ----------  --------  ---------------  ------------  --------------  ----------
-----------

    Total Trust Annual Expenses (5)      0.38%(3) 0.61%    1.03%                 0.49%(3) 0.59%               0.40%(3) 0.56%

TABLE 2: EQUI-VEST SERIES 200


Description of Expenses

 CONTRACT OWNER TRANSACTION EXPENSES
  SALES LOAD ON PURCHASES ................... None
  MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1) .. 6%
  MAXIMUM ANNUAL ADMINISTRATIVE CHARGE (2) .. $30


                                                   INTERMEDIATE
                                        MONEY       GOVERNMENT     QUALITY                  GROWTH &    EQUITY
                                        MARKET      SECURITIES      BOND      HIGH YIELD     INCOME     INDEX
                                     ----------  --------------  ---------  ------------  ----------  --------
MAXIMUM SEPARATE ACCOUNT AND TRUST
 ANNUAL EXPENSE (3)                      1.75%   N/A             N/A        N/A           N/A         N/A
  Separate Account Annual Expenses
   (4)
   Mortality and Expense Risk Fees       1.15%   1.09%           1.09%      1.09%         1.09%       1.09%
   Other Expenses                         .25%   .25%            .25%       .25%          .25%        .25%
                                     ----------  --------------  ---------  ------------  ----------  --------
    Total Separate Account Annual
     Expenses                            1.40%(3) 1.34%          1.34%      1.34%         1.34%       1.34%
  Trust Annual Expenses (4)
   Investment Advisory Fees              0.40%   0.50%           0.55%      0.55%         0.55%       0.35%
   Other Expenses                        0.04%   0.07%           0.04%      0.05%         0.05%       0.13%
                                     ----------  --------------  ---------  ------------  ----------  --------
    Total Trust Annual Expenses (5)      0.44%(3) 0.57%          0.59%      0.60%         0.60%       0.48%



                                        COMMON                                AGGRESSIVE    CONSERVATIVE
GROWTH
                                        STOCK      GLOBAL    INTERNATIONAL      STOCK        INVESTORS      BALANCED
INVESTORS

                                     ----------  --------  ---------------  ------------  --------------  ----------
-----------

  MAXIMUM SEPARATE ACCOUNT AND
   TRUST ANNUAL EXPENSE (3)              1.75%   N/A       N/A                   1.75%    N/A                 1.75%   N/A
  Separate Account Annual Expenses
   (4)
   Mortality and Expense Risk Fees       1.15%   1.09%     1.09%                 1.09%    1.09%               1.15%   1.09%
   Other Expenses                         .25%   .25%      .25%                   .25%    .25%                 .25%   .25%
                                     ----------  --------  ---------------  ------------  --------------  ----------
-----------

    Total Separate Account Annual
     Expenses                            1.40%(3) 1.34%    1.34%                 1.34%(3) 1.34%               1.40%(3) 1.34%
  Trust Annual Expenses (4)
   Investment Advisory Fees              0.35%   0.53%     0.90%                 0.46%    0.55%               0.37%   0.52%
   Other Expenses                        0.03%   0.08%     0.13%                 0.03%    0.04%               0.03%   0.04%
                                     ----------  --------  ---------------  ------------  --------------  ----------
-----------

    Total Trust Annual Expenses (5)      0.38%(3) 0.61%    1.03%                 0.49%(3) 0.59%               0.40%(3) 0.56%

------------

   Notes:

   (1) The contingent withdrawal charge is a percentage of specified contributions or amounts withdrawn, depending on the Contract. Important exceptions and limitations eliminate or reduce the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 8.

   (2) Many Contracts are exempt from this charge. The Annual Administrative Charge is the lesser of $30 or 2% of the Annuity Account Value. See "Annual Administrative Charge" in Part 8.

   (3) The amounts shown in the Table under "Separate Account Annual Expenses" and "Hudson River Trust Annual Expenses," when added together, are not permitted to exceed a total annual rate of 1.75% of the value of the assets held in the Money Market, Common Stock, Aggressive Stock and Balanced Funds. For Series 100 Contracts, without this expense limitation, total Separate Account Annual Expenses plus Trust Annual Expenses for 1995 would have been 1.93%, 1.87%, 1.83%, and 1.89% for the Money Market, Common Stock, Aggressive Stock and Balanced Funds, respectively. For Series 200 Contracts, without this expense limitation, total Separate Account Annual Expenses plus Trust Annual Expenses for 1995 would have been 1.84%, 1.78%, 1.83%, and 1.80% for the Money Market, Common Stock, Aggressive Stock and Balanced Funds, respectively. For Series 100 Contracts, Separate Account Annual Expenses are guaranteed not to exceed a total annual rate of 1.49% for the Money Market, Balanced and Common Stock Funds and an annual rate of 1.34% for all other Investment Funds. See "Limitation on Charges" in Part 8.

   (4) Separate Account and Trust expenses are shown as a percentage of each Investment Fund's or Portfolio's average value. "Mortality and Expense Risk Fees" includes death benefit charges. "Other Expenses" under "Separate Account Annual Expenses" includes financial accounting expenses. See "Limitation on Charges," "Charges to Investment Funds" and "Trust Charges to Portfolios" in Part 8.

   (5) Expenses shown for all Portfolios are for the fiscal year ended December 31, 1995. The amount shown for the International Portfolio, which was established on April 3, 1995 is annualized. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. The Trust expenses are shown as a percentage of each Portfolio's average value. See "Trust Charges to Portfolios" in Part 8.

EXAMPLES: EQUI-VEST SERIES 100 AND 200

  For each type of Series 100 and 200 Contract, the examples which follow show the expenses that a hypothetical Contract Owner would pay in the surrender and non-surrender situations noted below, assuming a single contribution of $1,000 on the Contract Date invested in one of the Investment Funds listed and a 5% annual return on assets and no waiver of the contingent withdrawal charge.(1) For purposes of these examples, the annual administrative charge is computed by reference to the actual aggregate annual administrative charges as a percentage of the total assets held under all EQUI-VEST Contracts.


  These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

 IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:


               FOR IRA (INCLUDING CERTAIN QP IRA(2)), SEP, EDC AND
                       PARTICIPANT-OWNED HR-10 CONTRACTS:



                                          1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                        --------  ---------  ---------  ----------
    Money Market                          $81.26    $125.75    $166.03    $259.78
    Intermediate Government Securities     82.84     130.51     174.07     276.62
    Quality Bond                           83.04     131.11     175.07     278.70
    High Yield                             83.13     131.41     175.57     279.74
    Growth & Income                        83.13     131.41     175.57     279.74
    Equity Index                           81.95     127.84     169.55     267.18
    Common Stock                           81.26     125.75     166.03     259.78
    Global                                 83.23     131.70     176.07     280.78
    International                          87.37     144.12     196.86     323.52
    Aggressive Stock                       81.26     125.75     166.03     259.78
    Asset Allocation Series:
      Conservative Investors               83.04     131.11     175.07     278.70
      Balanced                             81.26     125.75     166.03     259.78
      Growth Investors                     82.74     130.22     173.57     275.57

 FOR TSA AND QP IRA CONTRACTS:(3)         1 Year    3 Years    5 Years    10 Years
                                        --------  ---------  ---------  ----------
    Money Market                          $75.08    $119.19    $166.03    $259.78
    Intermediate Government Securities     76.67     123.98     174.07     276.62
    Quality Bond                           76.86     124.58     175.07     278.70
    High Yield                             76.96     124.88     175.57     279.74
    Growth & Income                        76.96     124.88     175.57     279.74
    Equity Index                           75.77     121.29     169.55     267.18
    Common Stock                           75.08     119.19     166.03     259.78
    Global                                 77.06     125.18     176.07     280.78
    International                          81.23     137.67     196.86     323.52
    Aggressive Stock                       75.08     119.19     166.03     259.78
    Asset Allocation Series:
      Conservative Investors               76.86     124.58     175.07     278.70
      Balanced                             75.08     119.19     166.03     259.78
      Growth Investors                     76.57     123.68     173.57     275.57

 FOR TRUSTEED AND NQ CONTRACTS:           1 Year    3 Years    5 Years    10 Years
                                        --------  ---------  ---------  ----------
       Money Market                       $75.08    $119.19    $163.26    $223.29
       Intermediate Government
         Securities                        76.67     123.98     171.80     240.72
       Quality Bond                        76.86     124.58     172.87     242.88
       High Yield                          76.96     124.88     173.40     243.95
       Growth & Income                     76.96     124.88     173.40     243.95
       Equity Index                        75.77     121.29     167.00     230.95
       Common Stock                        75.08     119.19     163.26     223.29
       Global                              77.06     125.18     173.93     245.03
       International                       81.23     137.67     196.04     289.27
       Aggressive Stock                    75.08     119.19     163.26     223.29
       Asset Allocation Series:
           Conservative Investors          76.86     124.58     172.87     242.88
           Balanced                        75.08     119.19     163.26     223.29
           Growth Investors                76.57     123.68     171.27     239.64

 IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:

 FOR ALL SERIES 100 AND 200 CONTRACTS:


                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                    --------  ---------  ---------  ----------
       Money Market                   $19.43    $60.08     $103.26    $223.29
       Intermediate Government
         Securities                    21.10     65.16      111.80     240.72
       Quality Bond                    21.31     65.80      112.87     242.88
       High Yield                      21.42     66.11      113.40     243.95
       Growth & Income                 21.42     66.11      113.40     243.95
       Equity Index                    20.16     62.31      107.00     230.95
       Common Stock                    19.43     60.08      103.26     223.29
       Global                          21.52     66.43      113.93     245.03
       International                   25.93     79.68      136.04     289.27
       Aggressive Stock                19.43     60.08      103.26     223.29
       Asset Allocation Series:
           Conservative Investors      21.31     65.80      112.87     242.88
           Balanced                    19.43     60.08      103.26     223.29
           Growth Investors            21.00     64.84      111.27     239.64

------------

   (1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial annuity payment is less than $20 we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Distribution Options" in Part 6. In some cases, charges for state premium or other taxes will be deducted from the amount applied, if applicable.

   (2) These expenses also apply to a Series 100 or 200 QP IRA purchased in a state where group Contracts are issued.

   (3) These expenses apply only to a Series 100 or 200 QP IRA purchased in a state where individual Contracts are issued.

TABLE 3: EQUI-VEST SERIES 300 AND 400


 Description of Expenses
--------------------------------------------------------------------
CONTRACT OWNER TRANSACTION EXPENSES
  SALES LOAD ON PURCHASES ........................................... NONE
  MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1) .......................... 6%
  MAXIMUM/CURRENT ANNUAL ADMINISTRATIVE CHARGE (2) .................. $65/30
  MAXIMUM/CURRENT THIRD PARTY TRANSFER OR EXCHANGE FEE (3) .......... $65/25 PER OCCURRENCE
SEPARATE ACCOUNT ANNUAL EXPENSE
  Mortality and Expense Risk Fees (including Death Benefit Charges) . 1.10%
  Other Expenses (4) ................................................ .25%
                                                                      -------------------------
   Total Separate Account Annual Expenses (5) ....................... 1.35%
                                                                      =========================


                                              INTERMEDIATE
                                    MONEY      GOVERNMENT     QUALITY    HIGH     GROWTH &    EQUITY
                                    MARKET     SECURITIES      BOND      YIELD     INCOME     INDEX
                                  --------  --------------  ---------  -------  ----------  --------
TRUST ANNUAL EXPENSES:
  Investment Advisory Fees           0.40%        0.50%        0.55%     0.55%      0.55%      0.35%
  Other Expenses                     0.04%        0.07%        0.04%     0.05%      0.05%      0.13%
                                  --------  --------------  ---------  -------  ----------  --------
   Total Trust Annual
    Expenses (6)                     0.44%        0.57%        0.59%     0.60%      0.60%      0.48%



                            COMMON                               AGGRESSIVE    CONSERVATIVE                 GROWTH
                            STOCK     GLOBAL    INTERNATIONAL      STOCK        INVESTORS      BALANCED    INVESTORS
                          --------  --------  ---------------  ------------  --------------  ----------  -----------
TRUST ANNUAL EXPENSES:
  Investment Advisory
   Fees                      0.35%     0.53%        0.90%           0.46%          0.55%         0.37%       0.52%
  Other Expenses             0.03%     0.08%        0.13%           0.03%          0.04%         0.03%       0.04%
                          --------  --------  ---------------  ------------  --------------  ----------  -----------
   Total Trust Annual
    Expenses (6)             0.38%     0.61%        1.03%           0.49%          0.59%         0.40%       0.56%

------------

   Notes:


   (1) The contingent withdrawal charge is a percentage of specified contributions. See "Contingent Withdrawal Charge" in Part 8. Important exceptions and limitations eliminate or reduce the contingent withdrawal charge.

   (2) The Annual Administrative Charge is the lesser of $30 or 2% of the Annuity Account Value (adjusted to include any withdrawals made during that year) during the first two Contract Years; and $30 for each Contract Year thereafter. See "Annual Administrative Charge" in Part 8. We reserve the right to increase this fee in the future if our administrative costs increase, but such fee may not exceed an annual maximum of $65, subject to applicable law.


   (3) There is a Third Party Transfer or Exchange Fee of $25 per occurrence. We reserve the right to increase this fee in the future, but such fee may not exceed a maximum of $65 per occurrence, subject to applicable law.

   (4) For a limited period of time, we will charge .24% against the assets of the Intermediate Government Securities, Quality Bond, High Yield, Growth & Income, Equity Index, Global, International, Conservative Investors and Growth Investors Funds for expenses.


   (5) The amounts shown in the Table under "Separate Account Annual Expenses" are not permitted to exceed a total annual rate of 1.35% of the value of the assets held in the Investment Funds. Separate Account expenses are shown as a percentage of each Investment Fund's average value. See "Limitation on Charges" in Part 8.

   (6) Expenses shown for all Portfolios are for the fiscal year ended December 31, 1995. The amount shown for the International Portfolio, which was established on April 3, 1995, is annualized. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of the Trust. The maximum investment advisory fees, however, cannot be increased without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. The Trust expenses are shown as a percentage of each Portfolio's average value. See "Trust Charges to Portfolios" in Part 8.

EXAMPLES: EQUI-VEST SERIES 300 AND 400

  For each type of Series 300 and 400 Contract, the examples which follow show the expenses that a hypothetical Contract Owner would pay in the surrender and non-surrender situations noted below, assuming a single contribution of $1,000 on the Contract Date invested in one of the Investment Funds listed, a 5% annual return on assets and no waiver of the contingent withdrawal charge.(1) For purposes of these examples the annual administrative charge is computed by reference to the actual aggregate annual administrative charges as a percentage of the total assets held under all EQUI-VEST Contracts.


  These examples should not be considered a representation of past or future expenses for each Investment Fund or Portfolio. Actual expenses may be greater or less than those shown. Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

 IF YOU SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE EXPENSE WOULD BE:


                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                    --------  ---------  ---------  ----------
        Money Market                  $75.47    $120.39    $165.40    $227.68
        Intermediate Government
         Securities                    76.67     123.98     171.80     240.72
        Quality Bond                   76.86     124.58     172.87     242.88
        High Yield                     76.96     124.88     173.40     243.95
        Growth & Income                76.96     124.88     173.40     243.95
        Equity Index                   75.77     121.29     167.00     230.95
        Common Stock                   74.88     118.59     162.18     221.10
        Global                         77.06     125.18     173.93     245.03
        International                  81.23     137.67     196.04     289.27
        Aggressive Stock               75.97     121.88     168.07     233.13
        Asset Allocation Series:
          Conservative Investors       76.86     124.58     172.87     242.88
          Balanced                     75.08     119.19     163.26     223.29
          Growth Investors             76.57     123.68     171.27     239.64

 IF YOU DO NOT SURRENDER YOUR CONTRACT AT THE END OF EACH PERIOD SHOWN, THE
EXPENSE WOULD BE:
                                      1 Year    3 Years    5 Years    10 Years
                                    --------  ---------  ---------  ----------
        Money Market                  $19.85    $ 61.35    $105.40    $227.68
        Intermediate Government
         Securities                    21.10      65.16     111.80     240.72
        Quality Bond                   21.31      65.80     112.87     242.88
        High Yield                     21.42      66.11     113.40     243.95
        Growth & Income                21.42      66.11     113.40     243.95
        Equity Index                   20.16      62.31     107.00     230.95
        Common Stock                   19.22      59.44     102.18     221.10
        Global                         21.52      66.43     113.93     245.03
        International                  25.93      79.68     136.04     289.27
        Aggressive Stock               20.37      62.94     108.07     233.13
        Asset Allocation Series:
           Conservative Investors      21.31      65.80     112.87     242.88
           Balanced                    19.43      60.08     103.26     223.29
           Growth Investors            21.00      64.84     111.27     239.64

------------

(1) The amount accumulated could not be paid in the form of an annuity at the end of any of the periods shown in the examples. If the amount applied to purchase an annuity is less than $2,000, or the initial annuity payment is less than $20, we may pay the amount to the payee in a single sum instead of as payments under an annuity form. See "Distribution Options" in Part 6. In some cases, charges for state premium or other taxes will be deducted from the amount applied, if applicable.

TABLE 4: MOMENTUM Program




 Description of Expenses
--------------------------------------------
CONTRACT TRANSACTION EXPENSES
 SALES LOAD ON PURCHASES .................... NONE
 TRANSFER FEES .............................. NONE
 MAXIMUM CONTINGENT WITHDRAWAL CHARGE (1)  .. 6%
PLAN LOAN CHARGES (2) ....................... $25 WHEN LOAN IS MADE
                                              +$6 PER QUARTER
ANNUAL ADMINISTRATIVE CHARGE (3) ............ $30 PER PARTICIPANT
ANNUAL BASIC RECORDKEEPING CHARGE (4)  ...... $300 PER PLAN



                                                     INTERMEDIATE
                                          MONEY       GOVERNMENT     QUALITY                  GROWTH &    EQUITY
                                          MARKET      SECURITIES      BOND      HIGH YIELD     INCOME     INDEX
                                       ----------  --------------  ---------  ------------  ----------  --------
MAXIMUM SEPARATE ACCOUNT AND HUDSON
 RIVER TRUST ANNUAL EXPENSES (5)           1.75%   n/a             n/a        n/a           n/a         n/a
 Separate Account Annual Expenses (6)
 Mortality and Expense
  Risk Fees                                0.65%    0.50%          0.50%      0.50%         0.50%       0.50%
  Other Expenses                           0.84%    0.84%          0.84%      0.84%         0.84%       0.84%
                                       ----------  --------------  ---------  ------------  ----------  --------
   TOTAL SEPARATE ACCOUNT
    ANNUAL EXPENSES                        1.49%(5) 1.34%          1.34%      1.34%         1.34%       1.34%
Hudson River Trust Annual Expenses(6)
 Investment Advisory Fee                   0.40%    0.50%          0.55%      0.55%         0.55%       0.35%
 Other Expenses                            0.04%    0.07%          0.04%      0.05%         0.05%       0.13%
                                       ----------  --------------  ---------  ------------  ----------  --------
   TOTAL HUDSON RIVER TRUST
    ANNUAL EXPENSES(7)                     0.44%(5) 0.57%          0.59%      0.60%         0.60%       0.48%



                              COMMON                                AGGRESSIVE    CONSERVATIVE                 GROWTH
                              STOCK      GLOBAL    INTERNATIONAL      STOCK        INVESTORS      BALANCED    INVESTORS
                           ----------  --------  ---------------  ------------  --------------  ----------  -----------
MAXIMUM SEPARATE ACCOUNT
 AND HUDSON RIVER TRUST
 ANNUAL EXPENSES (5)           1.75%   n/a       n/a                   1.75%    n/a                 1.75%   n/a
Separate Account Annual
  Expenses (6)
Mortality and Expense
  Risk Fees                    0.65%    0.50%    0.50%                 0.50%    0.50%               0.65%   0.50%
Other Expenses                 0.84%    0.84%    0.84%                 0.84%    0.84%               0.84%   0.84%
                           ----------  --------  ---------------  ------------  --------------  ----------  -----------
 TOTAL SEPARATE ACCOUNT
  ANNUAL EXPENSES              1.49%(5) 1.34%    1.34%                 1.34%(5) 1.34%               1.49%(5) 1.34%
Hudson River Trust Annual
 Expenses(6)
 Investment Advisory Fee       0.35%    0.53%    0.90%                 0.46%    0.55%               0.37%   0.52%
 Other Expenses                0.03%    0.08%    0.13%                 0.03%    0.04%               0.03%   0.04%
                                       --------  ---------------  ------------  --------------  ----------  -----------
 TOTAL HUDSON RIVER TRUST
  ANNUAL EXPENSES (7)          0.38%   0.61%     1.03%                 0.49%(5) 0.59%               0.40%(5) 0.56%



                                                      (footnotes on next page)

---------
Notes:


(1) The maximum contingent withdrawal charge is 6% of the lesser of the amount withdrawn and the contributions made in the current and five prior Participation Years. Important exceptions and limitations eliminate or reduce the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 8.

(2) Your Employer may elect to pay these charges and we have reserved the right to increase them.

(3) The administrative charge is deducted quarterly and is currently $7.50 or, if less, .50% of your Retirement Account Value plus the amount of any Active Loan. Your Employer may elect to pay this charge. This charge is not currently assessed for any calendar quarter in which the Retirement Account Value plus any Active Loan is $25,000 or more on the last Business Day of that calendar quarter. We have reserved the right to increase this charge. See "Quarterly Administrative Charge" in Part 8.

(4) This charge will be billed directly to the Employer if the basic plan recordkeeping option has been elected. We charge a fee of $25 per check drawn if the Employer elects to have Equitable Life directly distribute plan benefits and withdrawals. We reserve the right to increase these charges upon 90 days written notice to the Employer or Plan Trustee. See "Charge for Plan Recordkeeping Services" in Part 8.

(5) The amounts shown in the Table under "Separate Account Annual Expenses" and "Hudson River Trust Annual Expenses," when added together, are not permitted to exceed a total annual rate of 1.75% of the value of the assets held in the Money Market, Balanced, Common Stock and Aggressive Stock Funds. Without this expense limitation, total Separate Account Annual Expenses plus Trust Annual Expenses for 1995 would have been 1.93%, 1.89%, 1.87%, and 1.83% for the Money Market, Balanced, Common Stock and Aggressive Stock Funds, respectively. See "Limitation on Charges" and "Charges to Investment Funds for Expenses" in Part 8.

(6) Separate Account and Hudson River Trust expenses are shown as a percentage of each Investment Fund's or Portfolio's average value. Separate Account Annual Expenses are guaranteed not to exceed a total annual rate of 1.49% for the Money Market, Balanced and Common Stock Funds and an annual rate of 1.34% for all other Investment Funds. "Mortality and Expense Risks Fees" includes death benefit charges. "Other Expenses" under "Separate Account Annual Expenses" includes financial accounting expenses. See "Limitations on Charges," "Charges to Investment Funds for Expenses" and "Hudson River Trust Charges to Portfolios" in Part 8.

(7) Amounts shown for all Portfolios are for the year ended December 31, 1995. The amount shown for the International Portfolio, which was established on April 3, 1995 is annualized. The investment advisory fee for each Portfolio may vary from year to year depending upon the average daily net assets of the respective Portfolio of The Hudson River Trust. The maximum investment advisory fees, however, cannot be changed without a vote of that Portfolio's shareholders. The other direct operating expenses will also fluctuate from year to year depending on actual expenses. The Hudson River Trust expenses are shown as a percentage of each Portfolio's average value. See "Hudson River Trust Charges to Portfolios" in Part 8.

EXAMPLES: MOMENTUM

  The examples below show the expenses that a hypothetical Participant would pay in the surrender and non-surrender situations noted below, assuming a single contribution of $1,000 on the Participation Date invested in one of the Investment Funds listed, a 5% annual return on assets and no waiver of the contingent withdrawal charge.(1) For purposes of these examples, the annual administrative charge is computed by reference to the actual aggregate annual administrative charges as a percentage of the total assets held under the contracts. These examples do not reflect the $300 annual charge for basic recordkeeping services, which is billed directly to the Employer.

  These examples should not be considered a representation of past or future expenses for each Investment Funds or Portfolio. Actual expenses may be greater or less than those shown.(2) Similarly, the annual rate of return assumed in the examples is not an estimate or guarantee of future investment performance.

  IF YOUR PARTICIPATION UNDER THE MOMENTUM CONTRACT TERMINATES AT THE END OF EACH PERIOD SHOWN, THE MAXIMUM EXPENSE WOULD BE:



                                      1 YEAR    3 YEARS    5 YEARS    10 YEARS
                                    --------  ---------  ---------  ----------
        Money Market                  $75.72    $121.12    $166.70    $230.34
        Intermediate Government
          Securities                   77.30     125.90     175.22     247.64
        Quality Bond                   77.50     126.50     176.28     249.78
        High Yield                     77.60     126.80     176.81     250.85
        Growth & Income                77.60     126.80     176.81     250.85
        Equity Index                   76.41     123.21     170.43     237.94
        Common Stock                   75.72     121.12     166.70     230.34
        Global                         77.70     127.09     177.34     251.92
        International                  81.86     139.56     199.38     295.84
        Aggressive Stock               75.72     121.12     166.70     230.34
        Asset Allocation Series:
          Conservative Investors       77.50     126.50     176.28     249.78
          Balanced                     75.72     121.12     166.70     230.34
          Growth Investors             77.20     125.60     174.69     246.56

IF YOUR PARTICIPATION UNDER THE MOMENTUM CONTRACT DOES NOT TERMINATE AT THE
END OF EACH PERIOD SHOWN, THE MAXIMUM EXPENSE WOULD BE:
                                      1 Year    3 Years    5 Years    10 Years
                                    --------  ---------  ---------  ----------
        Money Market                  $20.10    $ 62.13    $106.70    $230.34
        Intermediate Government
         Securities                    21.78      67.20     115.22     247.64
        Quality Bond                   21.99      67.83     116.28     249.78
        High Yield                     22.09      68.15     116.81     250.85
        Growth & Income                22.09      68.15     116.81     250.85
        Equity Index                   20.84      64.35     110.43     237.94
        Common Stock                   20.10      62.13     106.70     230.34
        Global                         22.20      68.46     117.34     251.92
        International                  26.60      81.68     139.38     295.84
        Aggressive Stock               20.10      62.13     106.70     230.34
        Asset Allocation Series:
           Conservative Investors      21.99      67.83     116.28     249.78
           Balanced                    20.10      62.13     106.70     230.34
           Growth Investors            21.67      66.88     114.69     246.56


------------

(1) The amount accumulated could not be paid to you in the form of an annuity at the end of any of the periods shown in the examples. The minimum amount applied to purchase an annuity must be $3,500. See "Electing an Annuity Distribution Option" in Part 7. In some cases, charges for state premium or other applicable state or local taxes will be deducted from the amount applied, if applicable.

(2) Actual administrative charges may be less if you, as Employer, are billed directly for the quarterly administrative charge or if the charge does not apply to a Participant because the Retirement Account Value plus the amount of any Active Loan is at least $25,000 on the last Business Day of a calendar quarter.

-------------------------------------------------------------------------------
                          PART 2: SEPARATE ACCOUNT A AND
                                ITS INVESTMENT FUNDS
-------------------------------------------------------------------------------

SEPARATE ACCOUNT A

Separate Account A is organized as a unit investment trust, a type of investment company, and is registered with the SEC under the Investment Company Act of 1940 (1940 ACT). This registration does not involve any supervision by the SEC of the management or investment policies of the Separate Account. The Separate Account has several Investment Funds, each of which invests in shares of a corresponding Portfolio of the Trust. You may allocate some or all contributions among the Investment Funds.

The assets of the Separate Account are our property. As a separate account under the New York Insurance Law, the portion of the Separate Account's assets equal to the reserves and other liabilities relating to the contracts will not be chargeable with liabilities arising out of any other business we may conduct. Accordingly, income, gains or losses, whether or not realized, from assets of the Separate Account are credited to or charged against the Separate Account without regard to our other income, gains or losses. We are the issuer of the contracts, and the obligations set forth in the contracts (other than those of Annuitants or Contract Owners) are our obligations.

In addition to contributions made under your contracts, we may allocate to the Separate Account monies received under other annuity contracts, certificates or agreements. Owners of all such contracts, certificates or agreements will participate in the Separate Account in proportion to the amounts they have in the Investment Funds that relate to their contracts, certificates or agreements. We may retain in the Separate Account assets that are in excess of the reserves and other liabilities relating to the Contracts or to other contracts, certificates or agreements, or we may transfer them to our general account.


We reserve the right, subject to compliance with applicable law, including approval of Contract Owners, Participants and Plan Trustees if required, (1) to add new Investment Funds (or sub-divisions of Investment Funds) to, or remove Investment Funds (or sub-divisions of Investment Funds) from, the Separate Account, (2) to combine any two or more Investment Funds or sub-divisions thereof, (3) to transfer assets determined by us to be the proportionate share of the class to which the contracts belong from any of the Investment Funds to another Investment Fund by withdrawing the same percentage of each investment in that Investment Fund with appropriate adjustments to avoid odd lots and fractions, (4) to operate the Separate Account or any Investment Fund as a management investment company under the 1940 Act (which may be directed by a committee which may be composed of a majority of persons who are "interested persons" of Equitable Life under the 1940 Act, which committee may be discharged by us at any time) or in any other form permitted by law, including a form that allows us to make direct investments, (5) to deregister the Separate Account under the 1940 Act, (6) to cause one or more Investment Funds to invest in a mutual fund other than or in addition to the Trust, (7) to discontinue the sale of contracts, (8) to terminate any employer or plan trustee agreement pursuant to its terms and
(9) to restrict or eliminate any voting rights of Contract Owners or other people who have voting rights that affect the Separate Account.

If any changes are made that result in a material change in the underlying investments of an Investment Fund, Contract Owners or MOMENTUM Employers will be notified. We may make other changes in the contracts that do not reduce any Cash Value, annuity benefit, Annuity Account Value, Retirement Account Value or other accrued rights or benefits.

THE HUDSON RIVER TRUST

The Trust is an open-end, diversified management investment company, more commonly called a mutual fund. As a "series" type of mutual fund, it issues several different series of stock, each of which relates to a different Portfolio of the Trust. The Trust commenced operations in January 1976 with a predecessor of its Common Stock Portfolio. The Trust does not impose a sales charge or "load" for buying and selling its shares. All dividend distributions to the Trust are reinvested in full and fractional shares of the Portfolio to which they relate.


More detailed information about the Trust, its investment objectives, policies, restrictions, risks, expenses and all other aspects of its operations, appears in its prospectus, or in its statement of additional information.

THE TRUST'S INVESTMENT ADVISER


The Trust is advised by Alliance Capital Management LP (ALLIANCE), which is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Alliance, a publicly traded limited partnership, is indirectly majority-owned by Equitable Life. On December 31, 1995, Alliance was managing over $146.5 billion in assets. Alliance acts as investment adviser to various separate accounts and general accounts of Equitable Life and other affiliated insurance companies. Alliance also provides management and consulting services to mutual funds, endowments funds, insurance companies, foreign entities, qualified and non-tax qualified corporate funds, public and private pension and profit-sharing plans, foundations and tax-exempt organizations.

Alliance's record as an investment manager is based, in part, on its ability to provide a diversity of investment services to domestic, international and global markets. Alliance prides itself on its ability to attract and retain a quality, professional work force. Alliance employs 162 investment professionals, including 81 research analysts. Portfolio managers have average investment experience of more than 16 years.


Alliance's main office is located at 1345 Avenue of the Americas, New York, New York 10105.

INVESTMENT POLICIES AND OBJECTIVES OF THE TRUST'S PORTFOLIOS

Each Portfolio has a different investment objective which it tries to achieve by following separate investment policies. The policies and objectives of each Portfolio will affect its return and its risks. There is no guarantee that these objectives will be achieved.

The policies and objectives of the Trust's Portfolios are as follows:


      PORTFOLIO                      INVESTMENT POLICY                                  OBJECTIVE
--------------------  ----------------------------------------------  -------------------------------------------
Money Market ........ Primarily high quality short-term money market  High level of current income while
                      instruments                                      preserving assets and maintaining liquidity

Intermediate ........ Primarily debt securities issued or             High current income consistent with
Government             guaranteed by the U.S. Government, its          relative stability of principal
Securities             agencies and instrumentalities. Each
                       investment will have a final maturity of not
                       more than 10 years or a duration not exceeding
                       that of a 10-year Treasury note

Quality Bond ........ Primarily investment grade fixed income         High current income consistent with
                       securities                                      preservation of capital

High Yield .......... Primarily a diversified mix of high yield,      High return by maximizing current income
                       fixed-income securities involving greater       and, to the extent consistent with that
                       volatility of price and risk of principal and   objective, capital appreciation
                       income than high quality fixed- income
                       securities. The medium and lower quality debt
                       securities in which the Portfolio may invest
                       are known as "junk bonds"

Growth & ............ Primarily income producing common               High total return through a combination
Income                 stocks and securities convertible into common   of current income and capital appreciation
                       stocks

Equity Index ........ Selected securities in the S&P 500 Index (the   Total return performance (before trust
                       "Index") which the advisor believes will, in    expenses) that approximates the investment
                       the aggregate, approximate the performance      performance of the Index (including
                       results of the Index                            reinvestment of dividends) at risk level
                                                                       consistent with that of the Index

                               25


      PORTFOLIO                      INVESTMENT POLICY                                  OBJECTIVE
--------------------  ----------------------------------------------  -------------------------------------------
Common Stock ........ Primarily common stock and other equity-type    Long-term growth of capital and
                       instruments                                     increasing income
Global .............. Primarily equity securities of non-United       Long-term growth of capital
                       States as well as United States companies
International ....... Primarily equity securities selected            Long-term growth of capital
                       principally to permit participation in
                       non-United States companies with prospects for
                       growth
Aggressive Stock  ... Primarily common stocks and other equity-type   Long-term growth of capital
                       securities issued by medium and other smaller
                       sized companies with strong growth potential
Asset Allocation Series:
Conservative
Investors ............ Diversified mix of publicly-traded, fixed-      High total return without, in the
                        income and equity securities; asset mix and     Adviser's opinion, undue risk to
                        security selection are primarily based upon     principal
                        factors expected to reduce risk. The Portfolio
                        is generally expected to hold approximately
                        70% of its assets in fixed income securities
                        and 30% in equity securities.
Balanced ............ Primarily common stocks, publicly-traded debt   High return through a combination of
                       securities and high quality money market        current income and capital appreciation
                       instruments. The Portfolio is generally
                       expected to hold 50% of its assets in equity
                       securities and 50% in fixed income securities.
Growth Investors  ... Diversified mix of publicly-traded, fixed-      High total return consistent with the
                       income and equity securities; asset mix and     adviser's determination of reasonable
                       security selection based upon factors expected  risk
                       to increase possibility of high long-term
                       return. The Portfolio is generally expected to
                       hold approximately 70% of its assets in equity
                       securities and 30% in fixed income securities.


-------------------------------------------------------------------------------
                             PART 3: INVESTMENT PERFORMANCE
-------------------------------------------------------------------------------

INVESTMENT FUND PERFORMANCE


In order to help show how the actual performance of the Investment Funds has affected Annuity Account and Retirement Account Values, the following tables provide a historical view of investment performance. The information presented includes performance results for each Investment Fund along with data representing unmanaged market indices and similarly managed funds.

Performance data for the Money Market, Balanced, Common Stock and Aggressive Stock Funds shown in this section include periods prior to December 18, 1987, when four predecessor open-end management separate accounts were reorganized into the Separate Account in unit investment trust form. (See Part 9 of the SAI.) The "since inception" figures are based on the date of inception of the predecessor separate accounts. Also, the performance data shown from December 18, 1987 through December 31, 1990 reflects the investment results of The Equitable Trust, which was replaced by the Trust on September 6, 1991. The investment objectives and policies of the Portfolios are substantially similar to those of the corresponding portfolios of The Equitable Trust. At all times, Equitable Life and/or one of its subsidiaries has served as the investment adviser to the four predecessor separate accounts, The Equitable Trust and the Trust. Performance data for the remaining Investment Funds reflect (i) the investment results of the corresponding Portfolios of the Trust from the date of inception of those Portfolios, (ii) the actual investment advisory fee and direct operating expenses of the relevant Portfolio and (iii) the Separate Account asset charges.


The performance for all periods has been adjusted to reflect the Separate Account asset charges as well as the Trust expenses.

Because amounts allocated to the Investment Funds are invested in a mutual fund, investment return and principal will fluctuate and Accumulation Units may be worth more or less than the original cost when redeemed. The results shown are not an estimate or guarantee of future investment performance, and do not reflect the actual experience of amounts invested under a particular Contract.

HOW PERFORMANCE DATA ARE PRESENTED


The tables on the following pages compare annualized rates of return for each Investment Fund along with appropriate benchmarks. These performance results are based on the change in the accumulation unit value for each Investment Fund for the periods shown.

Investment results in these tables are net of all charges and expenses assessed against the Investment Funds (including investment advisory fees and the direct operating expenses of the Trust and the expenses of the Contracts) but excluding the annual administrative charge and any withdrawal charges which would also reduce the actual return. There are variations in the fees and charges among the Contracts offered in EQUI-VEST and in the MOMENTUM Program. The rates of return shown for EQUI-VEST reflect the highest charges that are currently being assessed. The tables under "Standardized Computation of Performance" in the next Section show performance results after giving effect to all charges including the annual administrative charge and the contingent withdrawal charge. The illustrations for MOMENTUM are separate.


BENCHMARKS

Market indices are not subject to any charges for investment advisory fees typically associated with a managed portfolio. Comparisons with these benchmarks, therefore, are of limited use. We include them because they are widely known and may help you to understand the universe of securities from which each Portfolio manager is likely to make selections.

INCEPTION DATES AND COMPARATIVE
BENCHMARKS

MONEY MARKET: May 11, 1982; Salomon Brothers Three-Month T-Bill Index (3-Month T-Bill).

INTERMEDIATE GOVERNMENT SECURITIES: April 1, 1991; Lehman Intermediate Government Bond Index (Lehman Intermediate Government).

QUALITY BOND: October 1, 1993; Lehman Aggregate Bond Index (Lehman
Aggregate).


HIGH YIELD: January 2, 1987; Merrill Lynch High Yield Master Index (Master High Yield).

GROWTH & INCOME: October 1, 1993; 75% Standard & Poor's 500 Index (S&P 500) and 25% Value Line Convertibles Index (75% S&P 500/25% Value Line Conv.).

EQUITY INDEX: March 1, 1994; Standard & Poor's 500 Index (S&P 500)

COMMON STOCK: August 1, 1968; Standard & Poor's 500 Index (S&P 500)


GLOBAL: August 27, 1987; Morgan Stanley Capital International World Index (MSCI World).


INTERNATIONAL: April 3, 1995; Morgan Stanley Capital International Europe, Australia, Far East Index (MSCI EAFE).

AGGRESSIVE STOCK: May 1, 1984; 50% Russell 2000 Small Stock Index and 50% S&P Mid-Cap Total Return (50% Russell 2000/50% S&P MidCap).

CONSERVATIVE INVESTORS: October 2, 1989; 70% Lehman Treasury Bond Composite Index and 30% S&P 500 Index (70% Lehman Treas./30% S&P 500).


BALANCED: May 1, 1984; 50% S&P 500 and 50% Lehman Government/Corporate Bond Index (50% S&P 500/50% Lehman Corp.).


GROWTH INVESTORS: October 2, 1989; 30% Lehman Government/Corporate Bond Index and 70% S&P 500 Index (30% Lehman Treas./70% S&P 500).

The Lipper Variable Insurance Products Performance Analysis Survey (Lipper) records the performance of a large group of variable annuity and variable life products, including managed separate accounts of insurance companies. According to Lipper Analytical Services, Inc., the data are presented net of investment management fees, direct operating and asset-based charges applicable under insurance policies or annuity contracts. Lipper data provide a more accurate picture than market indices of EQUI-VEST and MOMENTUM performance relative to other annuity products.


All rates of return presented are time-weighted and include reinvestment of investment income, including interest and dividends. Cumulative rates of return reflect performance over a stated period of time. Annualized rates of return represent the annual rate of growth that would have produced the same cumulative return, if performance had been constant over the entire period.

-------------------------------------------------------------------------------
   EQUI-VEST ANNUALIZED RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1995:
-------------------------------------------------------------------------------


                                    1 YEAR    3 YEARS    5 YEARS
                                  --------  ---------  ---------
MONEY MARKET                         4.32%      2.83%      3.08%
 Lipper Money Market                 4.35       2.88       3.10
 3-Month T-Bill                      5.74       4.34       4.47
INTERMEDIATE GOVERNMENT
SECURITIES                          11.81       4.79        --
 Lipper U.S. Government             15.47       6.27        --
 Lehman Intermediate Government     14.41       6.74        --
QUALITY BOND                        15.46        --         --
 Lipper Corporate Bond A-Rated      18.15        --         --
 Lehman Aggregate                   18.47        --         --
HIGH YIELD                          18.32      11.30      13.40
 Lipper High Yield                  17.36       9.80      15.79
 Master High Yield                  19.91      11.57      17.17
GROWTH & INCOME                     22.42        --         --
 Lipper Growth & Income             31.18        --         --
 75% S&P 500/25% Value Line
 Conv.                              34.93        --         --
EQUITY INDEX                        34.66        --         --
 Lipper S&P 500 Index Funds         35.31        --         --
 S&P 500                            37.54        --         --
COMMON STOCK                        30.64      15.79      16.51
 Lipper Growth                      31.08      12.09      15.53
 S&P 500                            37.54      15.30      16.57
GLOBAL                              17.23      16.63      14.93
 Lipper Global                      13.87      13.45       9.10
 MSCI World                         20.72      15.83      11.74
INTERNATIONAL*                        --         --         --
 Lipper International                 --         --         --
 MSCI EAFE                            --         --         --
AGGRESSIVE STOCK                    29.87      12.38      20.14
 Lipper Small Company Growth        28.19      15.26      25.72
 50% Russell 2000/50% S&P MidCap    29.69      13.67      20.16
The Asset Allocation Series:
CONSERVATIVE INVESTORS              18.79       7.09       8.67
 Lipper Income                      21.25       9.65      11.99
 70% Lehman Treas./30% S&P 500      24.11      10.41      11.73
BALANCED                            18.13       5.90       9.77
 Lipper Flexible Portfolio          21.58       9.32      11.43
 50% S&P 500/50% Lehman Corp.       28.39      12.01      13.39
GROWTH INVESTORS                    24.68      10.65      15.55
 Lipper Flexible Portfolio          21.58       9.32      11.43
 30% Lehman Corp./70% S&P 500       32.05      13.35      14.70



                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                              SINCE      INCEPTION
                                    10 YEARS    20 YEARS    INCEPTION      DATE
                                  ----------  ----------  -----------  -----------
MONEY MARKET                      4.63%            --          5.64%      5/11/82
 Lipper Money Market              4.71             --          5.91
 3-Month T-Bill                   5.77             --          6.68
INTERMEDIATE GOVERNMENT
SECURITIES                             --          --          6.19        4/1/91
 Lipper U.S. Government                --          --          7.87
 Lehman Intermediate Government        --          --          8.17
QUALITY BOND                           --          --          3.14       10/1/93
 Lipper Corporate Bond A-Rated         --          --          4.58
 Lehman Aggregate                      --          --          6.46
HIGH YIELD                             --          --          8.72        1/2/87
 Lipper High Yield                     --          --          8.87
 Master High Yield                     --          --         11.28
GROWTH & INCOME                        --          --          8.20       10/1/93
 Lipper Growth & Income                --          --         12.76
 75% S&P 500/25% Value Line
 Conv.                                 --          --         15.45
EQUITY INDEX                           --          --         17.58        3/1/94
 Lipper S&P 500 Index Funds            --          --         17.62
 S&P 500                               --          --         19.89
COMMON STOCK                      13.67       13.73%          10.65        8/1/68
 Lipper Growth                    12.05       12.79            N/A
 S&P 500                          14.87       14.59           11.18
GLOBAL                                 --          --          9.87       8/27/87
 Lipper Global                         --          --          2.52
 MSCI World                            --          --          6.75
INTERNATIONAL*                         --          --         9.60*        4/3/95
 Lipper International                  --          --        12.21*
 MSCI EAFE                             --          --         9.17*
AGGRESSIVE STOCK                  16.32            --         17.85        5/1/84
 Lipper Small Company Growth      16.42            --         18.71
 50% Russell 2000/50% S&P MidCap  13.66            --          N/A
The Asset Allocation Series:
CONSERVATIVE INVESTORS                 --          --          8.18       10/2/89
 Lipper Income                         --          --          9.79
 70% Lehman Treas./30% S&P 500         --          --         10.55
BALANCED                          8.93             --         10.16        5/1/84
 Lipper Flexible Portfolio        10.13            --         11.57
 50% S&P 500/50% Lehman Corp.     12.53            --         13.94
GROWTH INVESTORS                       --          --         14.51       10/2/89
 Lipper Flexible Portfolio             --          --          9.44
 30% Lehman Corp./70% S&P 500          --          --         11.97

------------

   *  Unannualized.

--------------------------------------------------------------------------------
     EQUI-VEST CUMULATIVE RATES OF RETURN FOR PERIODS ENDING DECEMBER 31, 1995:
--------------------------------------------------------------------------------




                                     1 YEAR    3 YEARS    5 YEARS
                                   --------  ---------  ---------
MONEY MARKET                          4.32%      8.74%     16.40%
 Lipper Money Market                  4.35       8.87      16.48
 3-Month T-Bill                       5.74      13.58      24.45
INTERMEDIATE GOVERNMENT
SECURITIES                           11.81      15.08         --
 Lipper U.S. Government              15.47      20.05         --
 Lehman Intermediate Government      14.41      21.60         --
QUALITY BOND                         15.46         --         --
 Lipper Corporate Bond A-Rated       18.15         --         --
 Lehman Aggregate                    18.47         --         --
HIGH YIELD                           18.32      37.86      87.54
 Lipper High Yield                   17.36      32.45     108.96
 Master High Yield                   19.91      38.89     120.85
GROWTH & INCOME                      22.42         --         --
 Lipper Growth & Income              31.18         --         --
 75% S&P 500/25% Value Line Conv.    34.93         --         --
EQUITY INDEX                         34.66         --         --
 Lipper S&P 500 Index Funds          35.31         --         --
 S&P 500                             37.54         --         --
COMMON STOCK                         30.64      55.23     114.65
 Lipper Growth                       31.08      41.29     107.30
 S&P 500                             37.54      53.30     115.25
GLOBAL                               17.23      58.64     100.53
 Lipper Global                       13.87      46.36      55.44
 MSCI World                          20.72      55.39      74.20
INTERNATIONAL*                          --         --         --
 Lipper International                   --         --         --
 MSCI EAFE                              --         --         --
AGGRESSIVE STOCK                     29.87      41.93     150.26
 Lipper Small Company Growth         28.19      55.24     268.67
 50% Russell 2000/50% S&P MidCap     29.69      46.89     150.49
The Asset Allocation Series:
CONSERVATIVE INVESTORS               18.79      22.82      51.55
 Lipper Income                       21.25      31.95      76.42
 70% Lehman Treas./30% S&P 500       24.11      34.58      74.09
BALANCED                             18.13      18.76      59.39
 Lipper Flexible Portfolio           21.58      30.92      72.73
 50% S&P 500/50% Lehman Corp.        28.39      40.53      87.43
GROWTH INVESTORS                     24.68      35.48     106.02
 Lipper Flexible Portfolio           21.58      30.92      72.73
 30% Lehman Corp./70% S&P 500        32.05      45.64      98.56



                    (RESTUBBED TABLE CONTINUED FROM ABOVE)




                                                                   SINCE     INCEPTION
                                        10 YEARS    20 YEARS     INCEPTION     DATE
                                      ----------  -----------  ----------- -----------
MONEY MARKET                          57.24%      --               111.32%    5/11/82
 Lipper Money Market                  58.55       --               119.52
 3-Month T-Bill                       75.23       --               141.98
INTERMEDIATE GOVERNMENT
SECURITIES                            --          --                32.99      4/1/91
 Lipper U.S. Government               --          --                43.43
 Lehman Intermediate Government       --          --                45.17
QUALITY BOND                          --          --                 7.20      10/1/93
 Lipper Corporate Bond A-Rated        --          --                10.67
 Lehman Aggregate                     --          --                15.09
HIGH YIELD                            --          --               112.16       1/2/87
 Lipper High Yield                    --          --               117.28
 Master High Yield                    --          --               161.50
GROWTH & INCOME                       --          --                19.38      10/1/93
 Lipper Growth & Income               --          --                31.42
 75% S&P 500/25% Value Line Conv.     --          --                38.14
EQUITY INDEX                          --          --                34.60       3/1/94
 Lipper S&P 500 Index Funds           --          --                34.65
 S&P 500                              --          --                39.30
COMMON STOCK                          260.01      1,210.04%      1,504.82       8/1/68
 Lipper Growth                        215.49      1,036.49            N/A
 S&P 500                              300.11      1,425.04       1,728.76
GLOBAL                                --          --               119.39      8/27/87
 Lipper Global                        --          --                23.09
 MSCI World                           --          --                72.38
INTERNATIONAL*                        --          --                9.60*       4/3/95
 Lipper International                 --          --               12.21*
 MSCI EAFE                            --          --                9.17*
AGGRESSIVE STOCK                      353.28      --               579.47       5/1/84
 Lipper Small Company Growth          357.25      --               588.33
 50% Russell 2000/50% S&P MidCap      259.88      --               465.90
The Asset Allocation Series:
CONSERVATIVE INVESTORS                --          --                63.44      10/2/89
 Lipper Income                        --          --                79.42
 70% Lehman Treas./30% S&P 500        --          --                87.24
BALANCED                              135.32      --               209.23       5/1/84
 Lipper Flexible Portfolio            163.91      --               248.20
 50% S&P 500/50% Lehman Corp.         225.59      --               359.14
GROWTH INVESTORS                      --          --               133.02      10/2/89
 Lipper Flexible Portfolio            --          --                76.92
 30% Lehman Corp./70% S&P 500         --          --               102.72





                         YEAR-BY-YEAR RATES OF RETURN


                    INTERMEDIATE
          MONEY      GOVERNMENT     QUALITY     HIGH     GROWTH &    EQUITY
          MARKET     SECURITIES      BOND      YIELD      INCOME      INDEX
        --------  --------------  ---------  --------  ----------  ---------
1986       5.17%  --%             --%             --%  --%         --%
1987       5.23   --              --           3.27*   --          --
1988       5.94   --              --            8.25   --          --
1989       7.72   --              --            3.71   --          --
1990       6.82   --              --           (2.43)  --          --
1991       4.69   10.94*          --           22.78   --          --
1992       2.16   4.17            --           10.80   --          --
1993       1.58   9.09            (0.84)*      21.48   (0.59)*     --
1994       2.62   (5.65)          (6.37)       (4.09)  (1.90)      (0.04)*
1995       4.32   11.81           15.46        18.32   22.42       34.66


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


          COMMON                 INTER-     AGGRESSIVE    CONSERVATIVE                 GROWTH
          STOCK      GLOBAL     NATIONAL      STOCK        INVESTORS      BALANCED    INVESTORS
        --------  ----------  ----------  ------------  --------------  ----------  -----------
1986      15.43%         --%      --%         21.75%            --%        11.70%          --%
1987       6.08      (13.67)*     --          (1.13)            --         (5.05)          --
1988      21.55        9.38       --          (0.39)            --         13.27           --
1989      24.07       25.02       --          42.87          2.75*         24.60        3.65*
1990      (9.27)      (7.33)      --           5.73           4.97         (1.46)        9.12
1991      35.81       28.79       --          84.57          18.23         40.02        46.90
1992       1.82       (1.86)      --          (4.47)          4.36         (4.15)        3.52
1993      23.11       30.34       --          15.17           9.27         10.80        13.71
1994      (3.48)       3.82       --          (5.11)         (5.38)        (9.27)       (4.44)
1995      30.64       17.23      9.60*        29.87          18.79         18.13        24.68

------------

   *  Unannualized

STANDARDIZED COMPUTATION OF
PERFORMANCE FOR EQUI-VEST


The performance data in the following tables, which are prepared in a manner prescribed by the SEC for use when we advertise the performance of the Separate Account, illustrate the average annual total return of the Investment Funds over the periods shown assuming a single initial contribution of $1,000 and termination of the Contract at the end of each period under circumstances in which the contingent withdrawal charge applies. The values shown are also net of all other charges and expenses assessed against the Investment Funds. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.


Since charges under the Contracts may vary, we have assumed, for each charge, the highest that might apply. Each calculation further assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or additional contributions were made, no loans, and no amounts were allocated to any other Investment Fund under the Contract.

In order to calculate the standardized performance information, we divide the termination value (defined below) of a Contract which is terminated on December 31, 1995 by the $1,000 investment made at the beginning of each period illustrated. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding. "Termination value" means the Annuity Account Value less the contingent withdrawal charge, the annual administrative charge and all other charges and expenses which are applied against an Investment Fund. See "Part 8: Deductions and Charges."

TABLE 1: GROWTH OF $1,000 FOR CONTRACTS TERMINATED ON DECEMBER 31, 1995



                                   LENGTH OF INVESTMENT PERIOD
                 -------------------------------------------------------------
   INVESTMENT                   THREE                                 SINCE
      FUND         ONE YEAR     YEARS     FIVE YEARS   TEN YEARS    INCEPTION*
---------------  ----------  ----------  ----------  -----------  ------------
Money Market      $  967.14   $  959.58   $  969.16  $1,238.28          --
Intermediate
 Government
 Securities        1,036.61    1,017.18       --          --        $1,129.47
Quality Bond       1,070.42       --          --          --           966.87
High Yield         1,096.88    1,227.61    1,622.29       --         1,717.29
Growth & Income    1,134.90       --          --          --         1,079.01
Equity Index       1,248.40       --          --          --         1,227.00
Common Stock       1,211.15    1,382.15    1,874.49  2,984.60           --
Global             1,086.81    1,413.78    1,744.84       --         1,801.98
International         --          --          --          --         1,021.40
Aggressive
 Stock             1,204.92    1,266.93    2,242.97  3,878.98           --
Asset Allocation Series:
Conservative
 Investors         1,101.32    1,089.58    1,296.10       --         1,376.50
Balanced           1,095.13    1,050.79    1,362.92  1,906.80           --
Growth
 Investors         1,155.92    1,206.38    1,796.08       --         2,005.22



TABLE 2: AVERAGE ANNUAL TOTAL RETURN UNDER CONTRACTS TERMINATED ON DECEMBER 31, 1995



                               LENGTH OF INVESTMENT PERIOD
                 ------------------------------------------------------
   Investment               Three      Five       Ten         Since
      Fund       One Year   Years     Years      Years      Inception*
---------------  ---------  ---------  ---------  -------  ------------
Money Market      (3.29)%    (1.37)%    (0.62)%    2.16%        --
Intermediate
 Government
 Securities        3.66       0.57        --        --         2.60 %
Quality Bond       7.04        --         --        --        (1.49)
High Yield         9.69       7.07      10.16       --         6.20
Growth & Income   13.49        --         --        --         3.44
Equity Index      24.84        --         --        --        11.80
Common Stock      21.11      11.39      13.39      11.55        --
Global             8.68      12.23      11.78        --        7.31
International       --                   --          --        2.14
Aggressive
 Stock            20.49       8.21      17.53      14.52        --
Asset Allocation Series:
Conservative
 Investors        10.13       2.90       5.32        --        5.25
Balanced           9.51       1.67       6.39       6.67        --
Growth
 Investors        15.59       6.45      12.43        --       11.79

--------


   * Inception dates are as follows: Money Market (May 11, 1982); Intermediate Government Securities (April 1, 1991); Quality Bond (October 1,
1993); High Yield (January 2, 1987); Growth & Income (October 1, 1993); Equity Index (March 1, 1994); Common Stock (August 1, 1968); Global (August 27, 1987); International (April 3, 1995); Aggressive Stock (May 1, 1984); Conservative Investors (October 2, 1989); Balanced (May 1, 1984) and Growth Investors (October 2, 1989). The "Since Inception" number for the International Fund is unannualized.

------------------------------------------------------------------------------
  MOMENTUM Annualized Rates of Return for Periods Ending December 31, 1995:
------------------------------------------------------------------------------

                                    1 YEAR    3 YEARS    5 YEARS
                                  --------  ---------  ---------
MONEY MARKET                         4.35%      2.85%      3.08%
 Lipper Money Market                 4.35       2.88       3.10
 3-Month T-Bill                      5.74       4.34       4.47
INTERMEDIATE GOVERNMENT
SECURITIES                          11.81       4.80        --
 Lipper U.S. Government             15.47       6.27        --
 Lehman Intermediate Government     14.41       6.74        --
QUALITY BOND                        15.46        --         --
 Lipper Corporate Bond A-Rated      18.15        --         --
 Lehman Aggregate                   18.47        --         --
HIGH YIELD                          18.32      11.30      13.41
 Lipper High Yield                  17.36       9.80      15.79
 Master High Yield                  19.91      11.57      17.17
GROWTH & INCOME                     22.42        --         --
 Lipper Growth & Income             31.18        --         --
 75% S&P 500/25% Value Line
 Conv.                              34.93        --         --
EQUITY INDEX                        34.66        --         --
 Lipper S&P 500 Index Funds         35.31        --         --
 S&P 500                            37.54        --         --
COMMON STOCK                        30.64      15.79      16.51
 Lipper Growth                      31.08      12.09      15.53
 S&P 500                            37.54      15.30      16.57
GLOBAL                              17.23      16.63      14.94
 Lipper Global                      13.87      13.45       9.10
 MSCI World                         20.72      15.83      11.74
INTERNATIONAL*                        --         --         --
 Lipper International                 --         --         --
 MSCI EAFE                            --         --         --
AGGRESSIVE STOCK                    29.97      12.48      20.23
 Lipper Small Company Growth        28.19      15.26      25.72
 50% Russell 2000/50% S&P MidCap    29.69      13.67      20.16
The Asset Allocation Series:
CONSERVATIVE INVESTORS              18.79       7.10       8.68
 Lipper Income                      21.25       9.65      11.99
 70% Lehman Treas./30% S&P 500      24.11      10.41      11.73
BALANCED                            18.13       5.90       9.77
 Lipper Flexible Portfolio          21.58       9.32      11.43
 50% S&P 500/50% Lehman Corp.       28.39      12.01      13.39
GROWTH INVESTORS                    24.68      10.66      15.56
 Lipper Flexible Portfolio          21.58       9.32      11.43
 30% Lehman Corp./70% S&P 500       32.05      13.35      14.70


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


                                                              SINCE      INCEPTION
                                    10 YEARS    20 YEARS    INCEPTION      DATE
                                  ----------  ----------  -----------  -----------
MONEY MARKET                          4.63%        --          5.64%      5/11/82
 Lipper Money Market                  4.71         --          5.91
 3-Month T-Bill                       5.77         --          6.68
INTERMEDIATE GOVERNMENT
SECURITIES                             --          --          6.19        4/1/91
 Lipper U.S. Government                --          --          7.87
 Lehman Intermediate Government        --          --          8.17
QUALITY BOND                           --          --          3.14       10/1/93
 Lipper Corporate Bond A-Rated         --          --          4.58
 Lehman Aggregate                      --          --          6.46
HIGH YIELD                             --          --          8.73        1/2/87
 Lipper High Yield                     --          --          8.87
 Master High Yield                     --          --         11.28
GROWTH & INCOME                        --          --          8.20       10/1/93
 Lipper Growth & Income                --          --         12.76
 75% S&P 500/25% Value Line
 Conv.                                 --          --         15.45
EQUITY INDEX                           --          --         17.58        3/1/94
 Lipper S&P 500 Index Funds            --          --         17.62
 S&P 500                               --          --         19.89
COMMON STOCK                          13.67       13.75%      10.69        8/1/68
 Lipper Growth                        12.05       12.79        N/A
 S&P 500                              14.87       14.59       11.18
GLOBAL                                 --          --          9.88       8/27/87
 Lipper Global                         --          --          2.52
 MSCI World                            --          --          6.75
INTERNATIONAL*                         --          --          9.60*      4/3/95
 Lipper International                  --          --         12.21*
 MSCI EAFE                             --          --          9.17*
AGGRESSIVE STOCK                      16.42        --         17.97        5/1/84
 Lipper Small Company Growth          16.42        --         18.71
 50% Russell 2000/50% S&P MidCap      13.66        --          N/A
The Asset Allocation Series:
CONSERVATIVE INVESTORS                 --          --          8.19       10/2/89
 Lipper Income                         --          --          9.79
 70% Lehman Treas./30% S&P 500         --          --         10.55
BALANCED                               8.93        --         10.16        5/1/84
 Lipper Flexible Portfolio            10.13        --         11.57
 50% S&P 500/50% Lehman Corp.         12.53        --         13.94
GROWTH INVESTORS                       --          --         14.51       10/2/89
 Lipper Flexible Portfolio             --          --          9.44
 30% Lehman Corp./70% S&P 500          --          --         11.97


------------

   * Unannualized

--------------------------------------------------------------------------------
    MOMENTUM Cumulative Rates of Return for Periods Ending December 31, 1995:
--------------------------------------------------------------------------------



                                    1 YEAR    3 YEARS    5 YEARS
                                  --------  ---------  ---------
MONEY MARKET                         4.35%      8.80%     16.40%
 Lipper Money Market                 4.35       8.87      16.48
 3-Month T-Bill                      5.74      13.58      24.45
INTERMEDIATE GOVERNMENT
SECURITIES                          11.81      15.09       --
 Lipper U.S. Government             15.47      20.05       --
 Lehman Intermediate Government     14.41      21.60       --
QUALITY BOND                        15.46        --        --
 Lipper Corporate Bond A-Rated      18.15        --        --
 Lehman Aggregate                   18.47        --        --
HIGH YIELD                          18.32      37.88      87.60
 Lipper High Yield                  17.36      32.45     108.96
 Master High Yield                  19.91      38.89     120.85
GROWTH & INCOME                     22.42        --        --
 Lipper Growth & Income             31.18        --        --
 75% S&P 500/25% Value Line
 Conv.                              34.93        --        --
EQUITY INDEX                        34.66        --        --
 Lipper S&P 500 Index Funds         35.31        --        --
 S&P 500                            37.54        --        --
COMMON STOCK                        30.64      55.23     114.65
 Lipper Growth                      31.08      41.29     107.30
 S&P 500                            37.54      53.30     115.25
GLOBAL                              17.23      58.66     100.60
 Lipper Global                      13.87      46.36      55.44
 MSCI World                         20.72      55.39      74.20
INTERNATIONAL*                        --         --        --
 Lipper International                 --         --        --
 MSCI EAFE                            --         --        --
AGGRESSIVE STOCK                    29.97      42.29     151.25
 Lipper Small Company Growth        28.19      55.24     268.67
 50% Russell 2000/50% S&P MidCap    29.69      46.89     150.49
The Asset Allocation Series:
CONSERVATIVE INVESTORS              18.79      22.83      51.59
 Lipper Income                      21.25      31.95      76.42
 70% Lehman Treas./30% S&P 500      24.11      34.58      74.09
BALANCED                            18.13      18.76      59.39
 Lipper Flexible Portfolio          21.58      30.92      72.73
 50% S&P 500/50% Lehman Corp.       28.39      40.53      87.43
GROWTH INVESTORS                    24.68      35.49     106.08
 Lipper Flexible Portfolio          21.58      30.92      72.73
 30% Lehman Corp./70% S&P 500       32.05      45.64      98.56




                    (RESTUBBED TABLE CONTINUED FROM ABOVE)

                                                              SINCE      INCEPTION
                                    10 YEARS    20 YEARS    INCEPTION      DATE
                                  ----------  ----------  -----------  -----------
MONEY MARKET                          57.24%       --         111.32%     5/11/82
 Lipper Money Market                  58.55        --         119.52
 3-Month T-Bill                       75.23        --         141.98
INTERMEDIATE GOVERNMENT
SECURITIES                             --          --          33.03       4/1/91
 Lipper U.S. Government                --          --          43.43
 Lehman Intermediate Government        --          --          45.17
QUALITY BOND                           --          --           7.20      10/1/93
 Lipper Corporate Bond A-Rated         --          --          10.67
 Lehman Aggregate                      --          --          15.09
HIGH YIELD                             --          --         112.31       1/2/87
 Lipper High Yield                     --          --         117.28
 Master High Yield                     --          --         161.50
GROWTH & INCOME                        --          --          19.38      10/1/93
 Lipper Growth & Income                --          --          31.42
 75% S&P 500/25% Value Line
 Conv.                                 --          --          38.14
EQUITY INDEX                           --          --          34.60       3/1/94
 Lipper S&P 500 Index Funds            --          --          34.65
 S&P 500                               --          --          39.30
COMMON STOCK                         260.01    215.12%      1,519.31       8/1/68
 Lipper Growth                       215.49    036.49         N/A
 S&P 500                             300.11  1,425.04       1,728.76
GLOBAL                                 --          --         119.53       8/27/87
 Lipper Global                         --          --          23.09
 MSCI World                            --          --          72.38
INTERNATIONAL*                         --          --           9.60*      4/3/95
 Lipper International                  --          --          12.21*
 MSCI EAFE                             --          --           9.17*
AGGRESSIVE STOCK                      357.25       --         587.30       5/1/84
 Lipper Small Company Growth          357.25       --         588.33
 50% Russell 2000/50% S&P MidCap      259.88       --        465.90
The Asset Allocation Series:
CONSERVATIVE INVESTORS                 --          --          63.51      10/2/89
 Lipper Income                         --          --          79.42
 70% Lehman Treas./30% S&P 500         --          --          87.24
BALANCED                              135.32       --         209.23       5/1/84
 Lipper Flexible Portfolio            163.91       --         248.20
 50% S&P 500/50% Lehman Corp.         225.59       --         359.14
GROWTH INVESTORS                       --          --         133.12      10/2/89
 Lipper Flexible Portfolio             --          --          76.92
 30% Lehman Corp./70% S&P 500          --          --         102.72


                         YEAR-BY-YEAR RATES OF RETURN


                    INTERMEDIATE
          MONEY      GOVERNMENT     QUALITY     HIGH     GROWTH &    EQUITY
          MARKET     SECURITIES      BOND      YIELD      INCOME      INDEX
        --------  --------------  ---------  --------  ----------  ---------
1986       5.27%          --%          --%        --%        --%         --%
1987       5.27           --           --       3.28*        --          --
1988       5.94           --           --       8.26         --          --
1989       7.72           --           --       3.72         --          --
1990       6.82           --           --      (2.42)        --          --
1991       4.69        10.94*          --      22.79         --          --
1992       2.19         4.18           --      10.81         --          --
1993       1.59         9.10        (0.84)     21.50      (0.59)*        --
1994       2.63        (5.65)       (6.37)     (4.09)     (1.90)       (0.04)*
1995       4.35        11.81        15.46      18.32       22.42       34.66

                    (RESTUBBED TABLE CONTINUED FROM ABOVE)





          COMMON                 INTER-     AGGRESSIVE    CONSERVATIVE                 GROWTH
          STOCK      GLOBAL     NATIONAL      STOCK        INVESTORS      BALANCED    INVESTORS
        --------  ----------  ----------  ------------  --------------  ----------  -----------
1986      15.49%         --%       --%         21.95%            --%        11.77%          --%
1987       6.14      (13.67)*      --          (1.00)            --         (5.02)          --
1988      21.55        9.39        --          (0.30)            --         13.27           --
1989      24.07       25.04        --          42.95          2.75*         24.60        3.65*
1990      (9.27)      (7.32)       --           5.76           4.98         (1.46)        9.13
1991      35.81       28.81        --          84.65          18.24         40.02        46.92
1992       1.82       (1.85)       --          (4.37)          4.37         (4.15)        3.53
1993      23.11       30.36        --          15.28           9.28         10.81        13.72
1994      (3.48)       3.82        --          (5.03)         (5.38)        (9.27)       (4.44)
1995      30.64       17.23       9.60*        29.97          18.79         18.13        24.68


------------

   *  Unannualized

STANDARDIZED COMPUTATION OF
PERFORMANCE FOR MOMENTUM

The performance data in the following tables, which are prepared in a manner prescribed by the SEC for use when we advertise the performance of the Separate Account, illustrate the average annual total return of the Investment Funds over the periods shown, assuming a single initial contribution of $1,000 and termination of participation under the MOMENTUM Contract at the end of each period under circumstances in which the contingent withdrawal charge applies. The values shown are also net of all other charges and expenses assessed against the Investment Funds. An Investment Fund's average annual total return is the annual rate of growth of the Investment Fund that would be necessary to achieve the ending value of a contribution kept in the Investment Fund for the period specified.

For purposes of the tables below, deduction of a quarterly administrative charge equal to $7.50 is assumed, even though this charge does not currently apply if the Retirement Account Value plus the amount of any Active Loan is at least $25,000 as of the end of the quarter. Each calculation further assumes that the $1,000 contribution was allocated to only one Investment Fund, no transfers or additional contributions were made, no loans, and no amounts were allocated to any other Investment Fund and the Participant has not taken any loans.

In order to calculate the standardized performance information, we divide the termination value (defined below) as of December 31, 1995 by the $1,000 contribution made at the beginning of each period illustrated. The result of that calculation is the total growth rate for the period. Then we annualize that growth rate to obtain the average annual percentage increase (decrease) during the period shown. When we "annualize," we assume that a single rate of return applied each year during the period will produce the ending value, taking into account the effect of compounding. "Termination value" means the Retirement Account Value less the contingent withdrawal charge, the quarterly administrative charge and all other charges and expenses which are applied against Separate Account assets. The contingent withdrawal charge will never be greater than 6%. See "Part 8: Deductions and Charges."

GROWTH OF $1,000 FOR PARTICIPANT TERMINATED ON DECEMBER 31, 1995



                                   LENGTH OF INVESTMENT PERIOD
                 -------------------------------------------------------------
   INVESTMENT                   THREE                                 SINCE
      FUND         ONE YEAR     YEARS     FIVE YEARS   TEN YEARS    INCEPTION*
---------------  ----------  ----------  ----------  -----------  ------------
Money Market      $  967.55   $  969.19   $  996.14  $1,286.74          --
Intermediate
 Government
 Securities        1,036.77    1,025.22       --          --        $1,149.41
Quality Bond       1,071.69       --          --          --           969.39
High Yield         1,099.67    1,238.27    1,640.09       --         1,779.34
Growth & Income    1,139.87       --          --          --         1,081.13
Equity Index       1,259.86       --          --          --         1,233.08
Common Stock       1,220.48    1,401.72    1,890.59  3,057.26           --
Global             1,089.02    1,433.99    1,762.37       --         1,860.98
International         --          --          --          --         1,021.37
Aggressive
 Stock             1,213.90    1,279.87    2,246.95  3,939.40           --
Asset Allocation Series:
Conservative
 Investors         1,104.37    1,096.63    1,311.33       --         1,442.55
Balanced           1,097.82    1,058.25    1,381.82  1,951.87           --
Growth
 Investors         1,162.09    1,215.83    1,813.57       --         2,079.88



AVERAGE ANNUAL TOTAL RETURN FOR PARTICIPANT
TERMINATED ON DECEMBER 31, 1995



                              LENGTH OF INVESTMENT PERIOD
                 ---------------------------------------------------
   INVESTMENT                THREE      FIVE      TEN       SINCE
      FUND        ONE YEAR   YEARS     YEARS     YEARS    INCEPTION*
---------------  --------  --------  --------  -------  ------------
Money Market       -3.25%    -1.04%    -0.08%  2.55%          --
Intermediate
 Government
 Securities         3.68      0.83       --       --         2.97%
Quality Bond        7.17       --        --       --        -1.37
High Yield          9.97      7.38     10.40      --         6.62
Growth & Income    13.99       --        --       --         3.53
Equity Index       25.99       --        --       --        12.10
Common Stock       22.05     11.91     13.58   11.82          --
Global              8.90     12.77     12.00      --         7.73
International        --        --        --       --         2.14
Aggressive
 Stock             21.39      8.57     17.58   14.69          --
Asset Allocation Series:
Conservative
 Investors         10.44      3.12      5.57      --         6.04
Balanced            9.78      1.91      6.68   6.92           --
Growth
 Investors         16.21      6.73     12.64      --        12.44



-------
   * Inception dates are as follows: Money Market (May 11, 1982); Intermediate Government Securities (April 1, 1991); Quality Bond (October 1,
1993); High Yield (January 2, 1987); Balanced (May 1, 1984); Growth & Income (October 1, 1993); Equity Index (March 1, 1994); Common Stock (August 1,
1968); Global (August 27, 1987); International (April 3, 1995); Aggressive Stock (May 1, 1984); Conservative Investors (October 2, 1989); and Growth Investors (October 2, 1989). The "Since Inception" number for the International Fund is unannualized.

COMMUNICATING PERFORMANCE DATA

In reports or other communications or in advertising material, we may describe general economic and market conditions affecting the Separate Account and the Trust and may compare the performance of the Investment Funds with (1) that of other insurance company separate accounts or mutual funds included in the rankings prepared by Lipper Analytical Services, Inc., Morningstar Inc., VARDS or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) other appropriate indices of investment securities and averages for peer universes of funds which are described in this prospectus on pages 27 and 28, or (3) data developed by us derived from such indices or averages. The Morningstar Variable Annuity/Life Report consists of over 700 variable life and annuity funds, all of which report their data net of investment management fees, direct operating expenses and separate account charges. VARDS is a monthly reporting service that monitors over 2,500 variable life and variable annuity funds on performance and account information. Advertisements or other communications furnished to present or prospective Contract Owners may also include evaluations of an Investment Fund or Portfolio by financial publications that are nationally recognized such as Barron's, Morningstar's Variable Annuity Sourcebook, Business Week, Chicago Tribune, Forbes, Fortune, Institutional Investor, Investment Adviser, Investment Dealer's Digest, Investment Management Weekly, Los Angeles Times, Money, Money Management Letter, Kiplinger's Personal Finance, Financial Planning, National Underwriter, Pension & Investments, USA Today, Investor's Daily, The New York Times and The Wall Street Journal.

--------------------------------------------------------------------------------
                       PART 4: THE GUARANTEED INTEREST ACCOUNT
--------------------------------------------------------------------------------

The Guaranteed Interest Account is part of our general account and pays interest at a guaranteed rate. The general account supports all of our policy and contract guarantees, as well as our general obligations. The general account is subject to regulation and supervision by the Insurance Department of the State of New York and to the insurance laws and regulations of all jurisdictions where we are authorized to do business. Because of applicable exemptive and exclusionary provisions, interests in the general account have not been registered under the Securities Act of 1933 (1933 ACT), nor is the general account an investment company under the 1940 Act. Accordingly, the general account is not subject to regulation under the 1933 Act or the 1940 Act. We have been advised that the staff of the SEC has not made a review of the disclosures that are included in the prospectus for your information and that relate to the general account and the Guaranteed Interest Account. These disclosures, however, may be subject to certain generally applicable provisions of the Federal securities laws relating to the accuracy and completeness of statements made in prospectuses.

The amount that you as a Participant or Contract Owner have in the Guaranteed Interest Account at any time is equal to the sum of all contributions and transfers that have been allocated to that Account on your behalf plus interest, less the sum of all amounts that have been withdrawn, transferred or deducted.

Interest is credited to the Account every day. There are three levels of interest rates simultaneously in effect in the Guaranteed Interest Account: the minimum interest rate guaranteed over the life of the contract, the yearly guaranteed interest rate for the calendar year, and the current interest rate. Current interest rates are set periodically by Equitable Life, at its discretion, according to procedures that Equitable Life reserves the right to change. All interest rates are effective annual rates, but before deduction of applicable administrative or contingent withdrawal charges.

The setting of current interest rates is handled differently for EQUI-VEST and MOMENTUM.

For the MOMENTUM Program, quarterly "current" rates are established. The current rate applies to the entire amount you have in the Guaranteed Interest Account during the calendar quarter for which it is declared. We may change the duration of future interest guarantee periods, but no interest guarantee period will exceed one year. We also reserve the right to assign different current rates by Transaction Date and different current and yearly guaranteed rates to different plans based upon when the plan became enrolled in the MOMENTUM Program. Generally, all plans that become enrolled in the MOMENTUM Program in the same calendar year will be in the same class. A plan will be considered enrolled in the MOMENTUM Program as of the earliest Participation Date applicable to a Participant in that plan. All Participants within the same plan will be subject to the same interest rates. Plans that converted from EQUI-VEST Corporate Trusteed to MOMENTUM will be considered in the same class, regardless of the date of the plan's enrollment under EQUI-VEST.

For EQUI-VEST Contracts, an interest rate is assigned to each allocation to the Guaranteed Interest Account and the rate is guaranteed for a certain period of time, depending on when the allocation is made. Therefore, for these Contracts, different interest rates may apply to different amounts in this Account. (An exception to this approach is made for Corporate Trusteed and EDC Contracts issued to governmental employers in New York whose EQUI-VEST funding arrangements became effective on or after July 1, 1989).

For MOMENTUM and EQUI-VEST, the yearly guaranteed interest rate for 1996 is 4% and for 1997 is 4%. The yearly guaranteed interest rate will never be less than the minimum Contract guarantee of 3% (4% for EQUI-VEST Corporate Trusteed Contracts, Series 100 and 200 NQ group certificates, and for Participants in plans that converted to MOMENTUM from our EQUI-VEST Corporate Trusteed Contract). At least 15 days before the beginning of a calendar year, we will notify you in writing of the guaranteed interest rate for the next year.

--------------------------------------------------------------------------------
                  PART 5: THE EQUI-VEST FIXED MATURITY ACCOUNT
--------------------------------------------------------------------------------

ALLOCATIONS TO FIXED MATURITY PERIODS

The Fixed Maturity Account is only available under the EQUI-VEST Series 400 Contracts.

Your Fixed Maturity Account contains the Fixed Maturity Periods to which you have made a contribution or transfer. Each amount contributed (including amounts transferred) to a Fixed Maturity Period and held to that Period's Expiration Date accumulates interest at the Rate to Maturity in effect on the date of your contribution to that Period. Thus, your Rate to Maturity is the interest rate your contribution will earn if your money remains in that Fixed Maturity Period until its Expiration Date.


Your Maturity Amount in a Fixed Maturity Period on its Expiration Date is your original contribution plus interest, using the Rate to Maturity in effect on the date of your contribution (or transfer) for the Fixed Maturity Period (less appropriate adjustments for any charges or premature withdrawals).

Before maturity, you have a Market Adjusted Amount in each Fixed Maturity Period to which you have made a contribution. The Market Adjusted Amount is the present value of your Maturity Amount, discounted at the Rate to Maturity in effect for new contributions on the date of the calculation. It thus reflects whatever market value adjustment (see details below) would apply on that day were you to withdraw the entire amount in your Fixed Maturity Period. (On the Expiration Date, your Market Adjusted Amount equals your Maturity Amount.)


Contributions may be made to one or more Fixed Maturity Periods; however, you may not make more than one contribution to any one Fixed Maturity Period. You may not make a contribution to a Fixed Maturity Period which has an Expiration Date beyond the date on which annuity payments are to commence under your Contract. If you have contributed funds to one or more Fixed Maturity Periods you must select Maximum Fund Choice; transfers out of the Guaranteed Interest Account will be restricted. See "Transfers" in Part 6.


AVAILABILITY OF FIXED MATURITY PERIODS

Subject to state regulatory approval, Fixed Maturity Periods are available as Investment Options only to Owners of Series 400 Contracts.

We offer Fixed Maturity Periods ending on June 15 (or the preceding Business
Day) for each of the maturity years 1996 through 2006. Not all Fixed Maturity Periods will be available in all states. As Fixed Maturity Periods expire, we expect to add maturity years so that generally ten are available in most states at any time.


RATES TO MATURITY AND PRESENT VALUE PER $100 OF MATURITY AMOUNT

Because the Maturity Amount of a contribution to a Fixed Maturity Period can be determined at the time it is made, you can determine the amount required to be contributed to a Fixed Maturity Period in order to produce a target Maturity Amount (assuming no transfers or withdrawals are made and no charges are allocated to the Fixed Maturity Period). The required contribution is the present value of that Maturity Amount discounted at the Rate to Maturity on the Transaction Date for the contribution.

The same approach as described above may also be used to determine the amount which you would need to allocate to each Fixed Maturity Period in order to create a series of constant Maturity Amounts for two or more years.


The Rates to Maturity that are available for new contributions can be obtained from your agent or by calling (800) 841-0801.


OPTIONS AT EXPIRATION DATE

We will notify you at least 45 days before the Expiration Date of each Fixed Maturity Period in which you have any money. You may elect one of the following options to be effective at the Expiration Date:

 (a) to transfer the Maturity Amount into any Fixed Maturity Period we are then offering, or into any of our other Investment Options.

 (b) to withdraw the Maturity Amount (subject to any contingent withdrawal charge which may apply under your Contract).

If we have not received your election as of the Expiration Date, the Maturity Amount in the expired Fixed Maturity Period will be transferred into the Money Market Fund (or another Investment

Option if required by state regulation). As to contracts issued in New York, see New York Contracts--Fixed Maturity Account in Part 8: Deductions and Charges.

MARKET VALUE ADJUSTMENT FOR TRANSFERS, WITHDRAWALS OR
TERMINATION PRIOR TO THE EXPIRATION DATE

Any withdrawal (including transfers, terminations and deductions) from a Fixed Maturity Period prior to its Expiration Date will result in a positive or negative market value adjustment, which is reflected in your Market Adjusted Amount. The amount of the adjustment will depend on two factors: (a) the difference between the Rate to Maturity on the date of your contribution or transfer and the Rate to Maturity for the same Fixed Maturity Period on the date of the calculation, and (b) the length of time remaining until the Expiration Date. In general, if interest rates have risen between the time when an amount was originally contributed to a Fixed Maturity Period and the time it is withdrawn, the market value adjustment will be negative, and vice versa; and the longer the period of time remaining until the Expiration Date, the greater the impact of the interest rate difference. Therefore, it is possible that a significant rise in interest rates could result in a substantial reduction in your Market Adjusted Amount should you withdraw before the Expiration Date.

The market value adjustment (positive or negative) resulting from a withdrawal of all funds from a Fixed Maturity Period will be determined for each contribution allocated to that Fixed Maturity Period as follows:

(1)  We determine the Market Adjusted Amount on the Transaction Date as follows:

 (a) We determine the Book Value that would be payable on the Expiration Date, using the applicable Rate to Maturity. The Book Value equals your contribution to the Fixed Maturity Period, reduced by any prior withdrawals, transfers and charges and reflecting any prior market value adjustments, accumulated at the Rate to Maturity on the date of the contribution.

 (b) We determine the time remaining in your Fixed Maturity Period (based on the Transaction Date) and convert it to fractional years based on a 365 day year (or on 366 day year in a leap year). For example three years and 12 days becomes 3.0329.

 (c) We determine the current Rate to Maturity which applies on the Transaction Date to new contributions to the same Fixed Maturity Period.

 (d) We determine the present value of the Book Value payable at the Expiration Date, using the period determined in (b) and the rate determined in (c).

(2)  We determine the Book Value as of the current date.

(3) We subtract (2) from the result in (1)(d). The result is the market value adjustment applicable to such Fixed Maturity Period, which may be positive or negative.

The market value adjustment (positive or negative) resulting from a withdrawal of a portion of the amount in a Fixed Maturity Period will be a percentage of the market value adjustment that would be applicable upon a withdrawal of all funds from a Fixed Maturity Period. This percentage is determined by (i) dividing the amount of the withdrawal or transfer from the Fixed Maturity Period by (ii) the Market Adjusted Amount in such Fixed Maturity Period prior to the withdrawal or transfer. See Appendix I for an example.

The Rate to Maturity for new contributions to a Fixed Maturity Period is the rate we have in effect for this purpose even if new allocations to that Fixed Maturity Period would not be accepted at the time. If we do not have a Rate to Maturity in effect for a Fixed Maturity Period to which the "current Rate to Maturity" in (1)(c) would apply, we will use the rate at the next closest Expiration Date. If we are no longer offering new Fixed Maturity Periods, the "current Rate to Maturity" will be determined in accordance with our procedures then in effect. For purposes of calculating the market value adjustment only, we reserve the right to add up to 0.50% to the current rate in (1)(c) above.

INVESTMENTS

Contributions received under the Contracts and allocated to Fixed Maturity Periods will be held in a "nonunitized" separate account established by Equitable Life under the laws of New York. The separate account provides an additional measure of assurance that full payment of amounts due under the Fixed Maturity Periods will be made. Under the New York Insurance Law, the portion of the separate account's assets equal to the reserves and other liabilities relating to the Contracts are not chargeable with liabilities arising out of any other business we may conduct. Investments purchased with amounts contributed to the Fixed Maturity Account

(and any earnings on those amounts) are our property. Any favorable investment performance on the assets held in the separate account accrues solely to our benefit. Contract Owners do not participate in the performance of the assets held in the separate account. We may, subject to applicable state law, transfer all assets allocated to the separate account to our general account. Regardless of whether assets supporting Fixed Maturity Accounts are held in a separate account or our general account, all benefits relating to the value in the Fixed Maturity Account are guaranteed by us.


We have no specific formula for establishing the Rates to Maturity for the Fixed Maturity Periods. We expect the rates to be influenced by, but not necessarily correspond to, among other things, the yields on the fixed income securities to be acquired with amounts that are allocated to the Fixed Maturity Periods at the time that the Rates to Maturity are established. Our current plans are to invest such amounts in fixed income obligations, including corporate bonds, mortgage backed and asset backed securities and government and agency issues having durations in the aggregate consistent with those of the Fixed Maturity Periods.

Although the foregoing generally describes our plans for investing the assets supporting our obligations under the fixed portion of the Contracts, we are not obligated to invest those assets according to any particular plan except as may be required by state insurance laws nor will the Rates to Maturity we establish be determined by the performance of the nonunitized separate account. Interests held in the nonunitized separate account are registered under the 1933 Act. See "Part 4: The Guaranteed Interest Account" for a discussion of our general account.

--------------------------------------------------------------------------------
                 PART 6: PROVISIONS OF THE EQUI-VEST CONTRACTS
--------------------------------------------------------------------------------
THE EQUI-VEST CONTRACT SERIES

EQUI-VEST is designed as a funding vehicle for either personal or employer-sponsored retirement programs. EQUI-VEST may be offered either as an individual Contract or as a group Contract with individual Certificates. The difference is primarily one of state requirements; the basic provisions are the same regardless of group or individual Contract form. Your Contract or Certificate will indicate what form you have. Certain provisions of your Conract may differ depending on the type of program purchased and the state or date of issue. (See Part 1: "Summary" for a description of the types of programs offered.) In this prospectus, we use a "series" number when necessary to differentiate among Contracts. Currently, there are four series of EQUI-VEST Contracts. You can identify the EQUI-VEST series you have by referring to your confirmation notice, or you may contact your agent or call our toll free number. In general, the series designations are:

-------------------------------------        --------------
 TSA, SEP, EDC, Annuitant Owned HR-10        Series 100
 and Trusteed Contracts issued before
 August 17, 1995.
 IRA, QP IRA AND NQ Contracts issued
 before January 3, 1994.
 -------------------------------------------- ---------------
 TSA, EDC, Annuitant Owned HR-10 and          Series 200
 Trusteed Contracts issued on or after
 August 17, 1995. SEP Contracts issued
 on or after August 17, 1995 and before
 November 1, 1995. A Series 200 SEP
 Contract will be issued in a state
 where the Series 300 Contract has
 not been approved.
 -------------------------------------------- ---------------
 IRA, QP IRA and NQ Contracts issued on or     Series 300
 after January 3, 1994 and before the date
 Series 400 Contracts became available in
 a state; and SEP Contracts issued on or
 after November 1, 1995 in states which have
 approved the Series 300 Contract.
 --------------------------------------------- ---------------
 IRA, QP IRA and NQ Contracts issued on or     Series 400
 after July 10, 1995 in states where approved.
 --------------------------------------------- ---------------

The provisions of your Contract may be restricted by any plan or agreement relating to it or by applicable laws or regulations.

SELECTING INVESTMENT OPTIONS

You can choose one of the following two methods for selecting Investment
Options:

o Maximum Fund Choice, allowing you to allocate contributions to any Investment Fund, the Guaranteed Interest Account and the Fixed Maturity Periods; however, this election will result in restrictions in the amount you can transfer out of the Guaranteed Interest Account; or

o Maximum Transfer Flexibility, allowing you to allocate contributions only to the Balanced, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock and Growth Investors Funds and the Guaranteed Interest Account; and no transfer restrictions apply.

Once this selection is made, you may allocate contributions to, or transfer among, only the Investment Options that you have chosen. After your Contract is issued, you may request in writing to add any remaining Funds or eliminate Funds that result in transfer restrictions, but we have the right to deny the request. See "Transfers" elsewhere in this Section.

The Guaranteed Interest Account is always available as an Investment Option. Subject to state regulatory approval, the Fixed Maturity Periods is available to Owners of Series 400 Contracts. If you want to invest in the Fixed Maturity Periods, you must select Maximum Fund Choice.

For Original Contracts, only the Guaranteed Interest Account and the Money Market, Balanced, Common Stock and Aggressive Stock Funds are available. In most cases, you may request to add additional Funds to your Original Contract, although we have the right to deny such requests. See "Transfers" elsewhere in this Section for the transfer restrictions applicable to Original Contracts.

CONTRIBUTIONS UNDER THE CONTRACTS

Generally, contributions may be made at any time: in single sum amounts, on a regular basis or as your financial situation permits. For some types of retirement plans, contributions must be made by the employer.

Contributions are credited as of the Transaction Date, providing they are accompanied with complete information. All contributions made by check must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are accepted subject to collection.

Minimum amounts that may be contributed are as follows:

o     IRA

  --Series 100 and 200--$20

  --Series 300 and 400--$50

o     QP IRA

  --Series 100 and 200--$1,000

  --Series 300 and 400--$2,500

o     NQ
                       --$1,000 (initial); $50
                       (initial for payroll
                       deduction)
                       --$50 (ongoing)

o     All others       --$20

We reserve the right to change minimum and maximum contribution amounts upon 90 days prior written notice.

Special Limits


NQ: Subsequent contributions to Series 100 NQ Contracts will be restricted for Annuitants age 59 and older in states where individual Contracts are issued. Subsequent contributions to Series 300 and 400 NQ Contracts may not generally be accepted for Annuitants age 80 and older.

TSA: In certain cases, provided the total annual contribution to the EQUI-VEST TSA will be at least $200 annually, we may accept contributions of less than $20. Currently we do not accept contributions via direct TSA to TSA transfers under Rev. Rul. 90-24 where any such funds were invested in a custodial account under Code Section 403(b)(7) and are still subject to its restrictions.

IRA: Contributions to IRA Contracts may be subject to maximums, as discussed below and in "Part 10: Federal Tax & ERISA Matters." Subsequent contributions may be "regular" IRA contributions, "rollover" contributions or "direct transfers." A $2,000 annual limit applies to regular contributions, but not to rollovers or direct transfers.

"Regular" IRA contributions may no longer be made for the taxable year in which you attain 70 1/2 and thereafter. Rollover and direct transfer contributions may be made after you attain age 70 1/2. However, any amount contributed must be net of your required minimum distibution for the year in which the rollover or direct transfer contribution is made.


Contributions to the Investment Funds and the Guaranteed Interest Account


We allocate contributions to the Investment Funds and the Guaranteed Interest Account on the Transaction Date according to your allocation percentages. Allocation percentages can be changed at any time by writing to our Processing Office or by using TOPS. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested.

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund. The number of Accumulation Units purchased equals the dollar amount of the contribution divided by the Accumulation Unit Value for that Investment Fund computed for the Transaction Date on which we receive the contribution at our Processing Office. The number of Accumulation Units purchased will not vary because of any later change in the Accumulation Unit Value. A description of the computation of the Accumulation Unit Value is found in the SAI.


Contributions allocated to the Guaranteed Interest Account become part of our general account on the Transaction Date and begin to accrue interest at the guaranteed interest rate then in effect.

Contributions to the Fixed Maturity Account (Series 400 Contracts only)

You must provide specific instructions for contributions to the Fixed Maturity Account. Contributions (or transfers) to a Fixed Maturity Period will have the Rate to Maturity for the specified Period offered on the Transaction Date. Contributions may be made to one or more Fixed Maturity Periods; however, you may not make more than one contribution (or transfer) to any one Fixed Maturity Period. In no event may contributions be made to Fixed Maturity Periods with maturities beyond the date on which annuity payments are to commence under your Contract. See "Distribution Options" elsewhere in this Section.

Automatic Investment Program

Our Automatic Investment Program (AIP) provides for a specified amount to be automatically deducted from a bank checking account, bank money market account or credit union checking account and to be contributed into an NQ or IRA Contract on a monthly basis. AIP contributions may be made to any Investment Option available under your Contract except the Fixed Maturity Periods. You may elect AIP by properly completing the appropriate form, which is available from your Equitable Life Agent, and returning it to our Processing Office. You elect which day of the month (other than the 29th, 30th or 31st) you wish to have your bank account debited. That date, or the next Business Day if that day is a non-Business Day, will be the Transaction Date. AIP is not available to QP IRA Contract Owners.

You may cancel AIP at any time by notifying our Processing Office in writing. Equitable Life is not responsible for any debits made to your account prior to the time written notice of revocation is received at our Processing Office.

ANNUITY ACCOUNT VALUE


Your Annuity Account Value for an EQUI-VEST Contract is the sum of your amounts in the Investment Options, plus the amount in any loan reserve account, including accrued interest. These amounts are defined below and include your value in the Investment Funds, your value in the Guaranteed Interest Account and your value in the Fixed Maturity Account. The loan reserve account, applicable only to certain TSA and Corporate Trusteed Contracts, is described in the SAI.


Value in the Investment Funds

Your value in an Investment Fund on any Business Day under your Contract is equal to the number of your Accumulation Units in that Investment Fund times the Accumulation Unit Value for that Fund for that date. Your number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by your contributions and transfers less any Accumulation Units redeemed for withdrawals, transfers or deductions for applicable charges.

The number of Accumulation Units you purchase or sell in any Investment Fund is equal to the dollar amount of your transaction divided by the Accumulation Unit Value for the Investment Fund on the Transaction Date. The number of Accumulation Units you own will not vary because of any later change in the Accumulation Unit Value. However, the Accumulation Unit Value varies with the investment performance of the Fund, which in turn reflects the investment income and realized and unrealized capital gains and losses of the corresponding Portfolio, as well as Trust fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the Contracts. A description of the computation of the Accumulation Unit Values is found in the SAI.

Accumulation Unit Values


The following tables show the Accumulation Unit Values, as of the last Business Day for the periods shown, commencing with the initial offering of each Fund under the Contracts indicated below.

 EQUI-VEST: SERIES 100 AND 200*



     LAST               INTERMEDIATE
   BUSINESS     MONEY    GOVERNMENT   QUALITY   HIGH   GROWTH &  EQUITY
    DAY OF      MARKET   SECURITIES    BOND    YIELD    INCOME    INDEX
-------------  ------  ------------  -------  ------  --------  -------
December 1986   $18.22         --        --       --       --        --
December 1987    19.18         --        --       --       --        --
December 1988    20.32         --        --       --       --        --
December 1989    21.89         --        --       --       --        --
December 1990    23.38         --        --       --       --        --
December 1991    24.48         --        --       --       --        --
December 1992    25.01         --        --       --       --        --
December 1993    25.41         --        --       --       --        --
December 1994    26.08     $ 98.19    $ 93.87  $ 95.88 $ 98.86   $100.95
December 1995    27.22      109.80     108.38   113.44  121.02    135.94
March 1996       27.47      108.56     106.45   119.41  123.33    142.60



                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


     LAST
   BUSINESS     COMMON            INTER-   AGGRESSIVE  CONSERVATIVE             GROWTH
    DAY OF      STOCK   GLOBAL   NATIONAL    STOCK      INVESTORS    BALANCED  INVESTORS
-------------  ------  -------  --------  ----------  ------------  --------  ---------
December 1986  $ 52.10      --       --      $18.33           --      $14.69        --
December 1987    55.30      --       --       18.15           --       13.95        --
December 1988    67.22      --       --       18.09           --       15.80        --
December 1989    83.40      --       --       25.86           --       19.69        --
December 1990    75.67      --       --       27.36           --       19.40        --
December 1991   102.76      --       --       50.51           --       27.17        --
December 1992   104.63      --       --       48.30           --       26.04        --
December 1993   128.80      --       --       55.68           --       28.85        --
December 1994   124.32 $104.12       --       52.88       $ 95.10      26.18    $ 96.31
December 1995   162.42  122.06   $104.15      68.73        112.97      30.92     120.08
March 1996      168.92  126.16    106.90      76.51        110.35      31.59     121.66

 EQUI-VEST: SERIES 300 AND 400*


     LAST                INTERMEDIATE
   BUSINESS      MONEY    GOVERNMENT   QUALITY   HIGH    GROWTH    EQUITY
    DAY OF      MARKET      SERIES      BOND    YIELD    &INCOME    INDEX
-------------  -------  ------------  -------  ------  ---------  -------
December 1994   $102.61    $ 98.19     $ 93.87 $ 95.88   $ 98.86   $100.95
December 1995    107.04     109.80      108.38  113.44    121.02    135.94
March 1996       108.02     108.56      106.45  119.41    123.33    142.60
* Series 400 Contracts were initially offered on July 10, 1995


                    (RESTUBBED TABLE CONTINUED FROM ABOVE)


     LAST
   BUSINESS     COMMON             INTER-   AGGRESSIVE  CONSERVATIVE             GROWTH
    DAY OF       STOCK   GLOBAL   NATIONAL    STOCK      INVESTORS    BALANCED  INVESTORS
-------------  -------  -------  --------  ----------  ------------  --------  ---------
December 1994   $ 97.03  $104.12       --    $ 95.45      $ 95.10     $ 91.64    $ 96.31
December 1995    126.78   122.06  $104.15     123.95       112.97      108.26     120.08
March 1996       131.87   126.16   106.90     137.96       110.35      110.59     121.66


Value in the Guaranteed Interest Account


Your value in the Guaranteed Interest Account on any Business Day is equal to contributions and transfers made to the Guaranteed Interest Account plus interest, less withdrawals, transfers and deductions for applicable charges.


Value in the Fixed Maturity Account

Your value in each Fixed Maturity Period on any Business Day is your Market Adjusted Amount in that Period. See "Part 5: The Fixed Maturity Account."

TRANSFERS

You may transfer all or portions of your Annuity Account Value among the Investment Options you have chosen at any time, subject to the restrictions stated below. The amount transferred must be at least $300 or, if less, the entire amount in the Investment Option.

o If you have selected to make only the Balanced, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock and Growth Investors Funds and the Guaranteed Interest Account available (Maximum Transfer Flexibility), no transfer restrictions will apply among these Funds and the Guaranteed Interest Account.


o If you have selected to make all Investment Options available (Maximum Fund Choice), then the maximum amount which you may transfer in any Contract Year from the Guaranteed Interest Account to any other Investment Option is the greater of (a) 25% of the amount you had in the Guaranteed Interest Account on the last day of the prior Contract Year or (b) the total of all amounts you transferred from the Guaranteed Interest Account to any other Investment Option in the prior Contract Year.


o Transfers out of a Fixed Maturity Period other than at the Expiration Date will result in a market value adjustment. See "Part 5: The Fixed Maturity Account."

o Transfers may not be made to Fixed Maturity Periods to which you have already made a contribution or transfer.

If you transfer money to the Guaranteed Interest Account from another financial institution during your first Contract Year, and if you have selected Maximum Fund Choice, you will be permitted, during the balance of that Contract Year, to transfer up to 25% of such initial Guaranteed Interest Account balance to any other Investment Option.

However, for Original Contract Owners, including Original Contract Owners who elect to amend their Contract by selecting Maximum Transfer Flexibility, the Money Market Fund is always available but we do not permit transfers into that Fund from any other Investment Option. No other transfer limitations apply to Original Contracts.

Upon 90 days advance notice, we have the right to change or establish additional restrictions on transfers among the Investment Options.

A transfer request will be effective on the Transaction Date. Transfers in or out of the Investment Funds will be at the Accumulation Unit Value next computed after the Transaction Date. Transfers out of the Fixed Maturity Periods will be at the Market Adjusted Amount on that Transaction Date. Transfers into the Fixed Maturity Periods will be at the Rate to Maturity on that Transaction Date. A transfer request does not change your percentages for allocating current or future contributions among the Investment Options. All transfers among the Investment Options will be confirmed in writing.

Written transfer requests should be sent directly to the Processing Office. Your signed request for a transfer should specify your Contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. You can use our TOPS service to make transfers among any Investment Options other than the Fixed Maturity Periods. Please contact your Equitable Life Agent or the Processing Office to receive the form necessary to obtain a special code number required for TOPS.


AUTOMATIC TRANSFER OPTIONS
INVESTMENT SIMPLIFIER


We offer two automatic options for transferring amounts from the Guaranteed Interest Account to the Investment Funds: the Fixed-Dollar and the Interest Sweep. You may select either, but not both, of these options.

o     Fixed Dollar Option

  Under the Fixed-Dollar Option you may elect to have a fixed dollar amount transferred out of the Guaranteed Interest Account and into the Investment Funds of your choosing (unless transfers to the Money Market Fund are prohibited) on a monthly basis. You can either specify the number of monthly transfers or instruct us to continue to make monthly transfers until amounts in the Guaranteed Interest Account are depleted. In order to elect this option you must have a minimum amount of $5,000 in the Guaranteed Interest Account on the date we receive your election form at our Processing Office and you must elect to transfer at least $50 per month. The Fixed-Dollar Option is subject to the Guaranteed Interest Account transfer limitation described in "Transfers" in this Section.
  The Fixed-Dollar Option relies upon the principles of dollar cost averaging. Dollar cost averaging is an investment strategy whereby equal dollar amounts are invested at regular intervals. By allocating fixed amounts on a regularly scheduled basis--as opposed to allocating the total amount at one particular time--an investor may be less susceptible to the impact of market fluctuations. Although dollar cost averaging is designed to lessen the impact of market fluctuations, it does not assure a profit nor protect against loss in a declining market.


o     Interest Sweep

  Under the Interest Sweep Option, the amount transferred each month will equal the amount of interest that has been credited to amounts you have in the Guaranteed Interest Account from the last Business Day of the prior month to the last Business Day of the current month. To be eligible for this option you must have at least $7,500 in the Guaranteed Interest Account on the date we receive your election and on the last Business Day of each month thereafter.

  You may elect either option by completing an election form and sending it to our Processing Office. You can obtain a form from your Equitable Life Agent. For the Fixed Dollar Option, the first monthly transfer will occur on the last Business Day of the month in which we receive your election form at our Processing Office. For the Interest Sweep, the first monthly transfer will occur on the last Business Day of the month following the month in which we receive your election form at our Processing Office.


Termination of Automatic Options

  Automatic transfer options will terminate:

  -- Under the Fixed-Dollar Option, when either the number of designated monthly transfers have been completed or the amount you have in the Guaranteed Interest Account has been depleted, as applicable; or

  -- Under the Interest Sweep, when the amount you have in the Guaranteed
     Interest Account falls below $7,500 (determined on the last Business Day of the month) for two consecutive months; or

  -- Under either option, on the date we receive your written request to -- terminate automatic transfers at our Processing Office or on the date your Contract terminates.

LOANS (FOR TSA AND CORPORATE
TRUSTEED ONLY)

Unless restricted by the employer's plan, loans are permitted against the Annuity Account Value of certain TSA and Corporate Trusteed Contracts only. Loans under a Corporate Trusteed Contract, however, may not be available in all states. Loans under TSA and Corporate Trusteed Contracts are restricted by the rules of the Code. In addition, ERISA rules may apply to loans under Corporate Trusteed Contracts and, when offered in the future, loans under individual TSA contracts where the TSA plan is subject to Title I of ERISA.

Loans are not available under University TSA Contracts and under any TSA when the Required Mini-mum Distributions Option has been elected. Also, loans are currently not available under individual TSA Contracts where the TSA plan is subject to Title I of ERISA; however, we expect to offer these loans beginning on or after July 1, 1996 (approximately).

The EQUI-VEST program permits only one loan at any one time. Before a loan can be made under either a Corporate Trusteed or TSA Contract, a properly completed loan agreement and application must be signed. Participants should read the terms and conditions contained in these documents carefully and consult with a tax advisor before taking out a loan. A loan application form can be obtained from your Equitable Life Agent, by writing to our Processing Office or by calling our toll-free number. In the case of Corporate Trusteed and certain TSA Contracts, the written consent of the Participant's spouse will be required before a loan can be made. More details of the loan provisions are stated in the Contract and on the loan agreement and application form.

A loan will not be treated as a taxable distribution when made to the extent that it conforms to Code limits. If the loan fails to qualify under Code limits, or if interest and principal is not repaid when due, or in some instances if service with the employer terminates, the amount borrowed and not yet repaid may be treated as a taxable distribution.

The amount and terms of loans under TSA and Corporate Trusteed Contracts are discussed in Part 4, "Additional Loan Provisions," in the SAI. The tax consequences of failure to repay a loan are substantial and are discussed in
Part 10, "Federal Tax and ERISA Matters" and in Part 4 of the SAI.


ASSIGNMENT AND FUNDING CHANGES


Generally, the Contract Owner may not assign a Contract for any purpose; however, an NQ Contract may be assigned for any purpose other than as security for a loan. In addition, a trustee owner of a Trusteed Contract can transfer ownership to the Annuitant. We will not be bound by an assignment unless it is in writing and we have received it at the Processing Office. In some cases, an assignment may have adverse tax consequences. See "Part 10:
Federal Tax and ERISA Matters."

An employer or trustee can change the funding vehicle for an EDC or Trusteed Contract, respectively. You can change the funding vehicle for an NQ, TSA, IRA or SEP Contract.


You may be able to move amounts you have invested with another carrier to your EQUI-VEST Contract. To make such a change, funds must be remitted via wire or check. Therefore, any assets accumulated under an existing program will have to be liquidated. For example, existing insurance policies and annuity Contracts funding a qualified plan must be converted into cash.

PARTIAL WITHDRAWALS AND
TERMINATION


You may withdraw funds from or terminate your Contract at any time before the Contract annuitizes and while the Annuitant is alive. Subject to Code restrictions you may withdraw funds from your Contract in any amount of at least $300 but the Annuity Account Value should be at least $500 after the withdrawal is made. Unless you specify otherwise, withdrawals will be taken on a pro rata basis from the Investment Funds and the Guaranteed Interest Account. We will make withdrawals from the Fixed Maturity Periods as you direct. Partial withdrawals or terminations may result in a contingent withdrawal charge, explained fully in "Part 8: Deductions and Charges." Withdrawals are generally taxable and may be subject to tax penalty when the withdrawal is taken prior to age 59 1/2 . In some cases, withdrawals or termination may be prohibited or limited by the terms of your retirement plan. We may be required to withhold income taxes from the amount withdrawn. See Part 10: "Federal Tax and ERISA Matters." Partial withdrawals or terminations of amounts held in the Fixed Maturity Periods prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Termination Prior to the Expiration Date" in Part 5.

To make a withdrawal or termination, you should complete a Request for Disbursement form which leads you through the withdrawal process, step by step. This form is available from your Agent or from our Processing Office. In order to process your request, we may require additional information, depending on the provisions of your Contract or retirement plan. If we have received the information we require, the requested partial withdrawal or termination will become effective on the Transaction Date and proceeds will be mailed within seven days thereafter. If we receive only partially completed information, we will return the request to you for completion prior to processing.


We may terminate your Contract and pay your Annuity Account Value, less any outstanding loan

(and accrued interest) (1) if no contributions are made for three Contract Years and the Annuity Account Value is less than $500, or (2) if you request a partial withdrawal that would result in the Annuity Account Value falling below $500. We may also terminate your Contract if no contributions are made within 120 days from the Contract Date. For group certificates, we may terminate your certificate if no contributions are made within 120 days from the issue date.

The amount of any outstanding loan balance plus any applicable contingent withdrawal charge on the loan balance will be deducted from the proceeds paid upon termination.

For participants in a Texas Optional Retirement Program, Texas law permits withdrawals only after one of the following distributable events occur: attainment of age 701/2, death, retirement, or termination of employment in all Texas public institutions of higher education. To make a withdrawal, a properly completed written acknowledgment must be received from the employer. If a distributable event occurs prior to your being vested, any amounts provided by an employer's first-year matching contribution will be refunded to the employer. We reserve the right to change these provisions without your consent, but only to the extent necessary to maintain compliance with applicable law.

THIRD PARTY TRANSFERS OR EXCHANGES


You may request that your Contract be exchanged for another contract or certificate of the same type issued by another carrier at any time by completing the Transfer/Rollover of Assets or 1035 Exchange to Another Carrier form. This form contains specific delivery instructions and is available from your Agent.

A contingent withdrawal charge and third party transfer charge, if applicable, may be imposed on your Annuity Account Value prior to the transfer or exchange. Any higher investment return which you anticipate as a result of this transfer or exchange may be outweighed by the cost of these charges, if applicable. See "Part 8: Deductions and Charges." Consult your tax or legal advisor before making any such transfers or exchanges.


REQUIREMENTS FOR DISTRIBUTIONS


Payouts may be subject to applicable withdrawal charges. See "Part 8:
Deductions and Charges." Distributions may also be taxable and subject to tax penalties. See "Part 10: Federal Tax and ERISA Matters." Amounts in the Fixed Maturity Periods that are applied to a distribution option prior to an Expiration Date will result in a market value adjustment. See "Market Value Adjustment for Transfers, Withdrawals or Termination Prior to the Expiration Date" in Part 5.

IRA, EDC, Annuitant-Owned HR-10, SEP, TSA and Trusteed Contracts are subject to the Code's minimum distribution requirements for qualified plans. Generally, distributions from these Contracts must commence by April 1 of the calendar year following the calendar year in which you attain age 70 1/2. Subsequent distributions must be made by December 31st of each calendar year. If the required minimum distribution is not made, a penalty tax in an amount equal to 50% of the difference between the amount required to be withdrawn and the amount actually withdrawn may apply. See "Part 10: Federal Tax and ERISA Matters" for a discussion of various special rules concerning the minimum distribution requirements.


In addition, distributions from a qualified plan, including our prototype plans through which Annuitant-Owned HR-10 Contracts are issued, may be subject to the provisions of the plan document.

DISTRIBUTION OPTIONS


The Contract is an annuity contract, even though you may elect to receive your benefits in a non-annuity form. In addition to a lump sum distribution option, two other types of distribution options are available: income annuity and flexible payment distribution options.

An annuity form of distribution option or "annuitization" pays out contributions and earnings under the Contract in installments over a specified period or over the Annuitant's life. Annuitization payments, if selected, are calculated as of the annuitization date chosen, which is on file with our Processing Office. You can change this date by writing to our Processing Office any time before the date, subject to certain restrictions as described in the Contract.

Except for EDC, Trusteed and NQ Contracts, the Contract Owner is always the Annuitant. In an EDC or Trusteed Contract, the Annuitant is generally the covered employee. For EDC Contracts, the employer is the Contract Owner and, for Trusteed Contracts, the Owner is the trustee. For NQ Contracts, Contract Owners may name an Annuitant other than themselves if they wish.

For IRA retirement benefits subject to minimum distribution requirements, we will send a form outlining the distribution options available before you reach age 70 1/2 (if you have not annuitized before that time).


INCOME ANNUITY DISTRIBUTION OPTIONS:


o LIFE ANNUITY: An annuity which guarantees payments for the rest of the Annuitant's life. Payments end with the last monthly payment before the Annuitant's death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life annuity distribution options. This is the normal form of annuity payment for Annuitants under IRA Contracts who do not have a spouse at their retirement date, and for SEP, Trusteed, TSA, Annuitant-Owned HR-10 and EDC (other than governmental EDC plans in New York) Contracts.


o LIFE ANNUITY-PERIOD CERTAIN: This annuity form guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before the end of a selected period of time (the "certain period"), payments will continue to the beneficiary for the balance of the certain period. The certain period cannot exceed life expectancy (or joint life expectancy for qualified retirement plans). A life annuity with a certain period of 10 years is the normal form of annuity under NQ Contracts.

o LIFE ANNUITY-REFUND CERTAIN: This annuity form guarantees payments for the rest of the Annuitant's life. In addition, if the Annuitant dies before the amount applied to purchase this annuity option has been recovered, payments will continue to the beneficiary until that amount has been recovered. This annuity option is available only as a fixed annuity.

o PERIOD CERTAIN ANNUITY: This annuity form guarantees payments for a specific period of time, usually 5, 10, 15 or 20 years, and does not involve life contingencies. It does not permit any prepayment of the unpaid principal, so you could not elect to receive part of the payments as a single sum payment with the rest paid in monthly annuity payments. This is the normal form of annuity for Annuitants in governmental EDC plans in New York. Currently, this annuity option is available only as a fixed annuity.


o JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees payments for the rest of the Annuitant's life and, after his or her death, continuation of payments to the survivor. Generally, unless the Annuitant elects otherwise with the written consent of the spouse, this will be the normal form of annuity payment under qualified plans and certain TSAs for married Annuitants.

All of the life annuity distribution options outlined above (with the exception of Joint and Survivor Life Annuity) are available as either Single or Joint life annuities. Life annuity distribution options are not available for Annuitants in governmental EDC plans in New York.

FIXED AND VARIABLE ANNUITY FORMS:

We offer the annuity distribution options outlined above in both fixed and variable form, unless otherwise indicated. Fixed annuity payments, funded through our general account, do not change and will be based on the tables of guaranteed annuity payments in your Contract or on our then current annuity rates, whichever is more favorable for the Annuitant. For all Annuitants, the normal form of annuity provides for fixed payments. Variable payments will be funded through your choice of the 13 Investment Funds of the Hudson River Trust through the purchase of annuity units. The amount of each variable annuity payment may fluctuate, depending upon the performance of the Investment Fund. Variable benefits are not allowed for governmental EDC plans in New York. See "Annuity Unit Values" in the SAI.

We also make the variable annuity distribution option available to owners of our single premium deferred annuity (SPDA) contracts. SPDA contractholders who are considering purchasing a variable distribution option should also review "Part 2: Separate Account A and its Investment Funds," "Part 3:
Investment Performance," the Hudson River Trust prospectus (directly following this prospectus) and the sections of the Statement of Additional Information which discuss the variable annuity distribution option.


We may offer other forms not outlined here. Your Equitable Life Agent can provide details.

For each annuity distribution option, we will issue a separate written agreement putting the option into effect. Before we pay any annuity benefit, we require the return of the Contract. If your Contract is lost, you must provide us with a written statement to this effect.

If, at the time you elect an annuity distribution option, the Annuity Account Value is less than $2,000 or the initial payment under the option elected is less than $20, we reserve the right to pay the Annuity Account Value in a single sum rather than as payments under the annuity form chosen.


The size of the payments will depend on the form of annuity (fixed or variable), the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life annuity distribution option, the Annuitant's age (or the Annuitant's and joint annuitant's ages) and in certain instances, the sex of the Annuitant(s). Once an annuity distribution option is chosen and payments have commenced, no change can be made, other than transfers (if permitted in the future) among the investment funds if a variable annuity is selected.

A $200 administrative charge currently applies if an income annuity distribution option is chosen before five Contract Years have been completed. This charge does not apply when our guaranteed rates are used to calculate benefits. Beneficiaries do not pay this charge.


FLEXIBLE PAYMENT DISTRIBUTION OPTIONS:

o     PARTIAL WITHDRAWALS: See "Partial Withdrawals and Termination" above.


O SYSTEMATIC WITHDRAWAL: You may elect either at the time of Contract issue or any time thereafter to have an amount periodically withdrawn from your Contract. (Currently not available for EDC, Trusteed, and HR-10 Annuitant-Owned Contracts.) A check for the amount withdrawn will be made payable to you and mailed to your address. You determine on which day of the month (1st through 28th) you wish to have the Systematic Withdrawal occur. A minimum Annuity Account Value in the Investment Funds and the Guaranteed Interest Account of $20,000 is required at the time this feature is elected and you may terminate it at any time.

  The amount withdrawn may be either the amount of interest earned under the Guaranteed Interest Account or a fixed dollar amount of the Annuity Account Value in the Investment Funds or in the Guaranteed Interest Account. When the interest option is elected, a minimum of $20,000 must be maintained in the Guaranteed Interest Account. No minimum Annuity Account Value is required to be maintained when the fixed dollar option is elected. Withdrawals may be scheduled monthly or quarterly, subject to minimum amount of $300. Amounts withdrawn which are in excess of the 10% Free Corridor amount are subject to the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 8.

o REQUIRED MINIMUM DISTRIBUTIONS OPTION: We offer a payment option, which we call "Required Minimum Distributions Option," which is intended to meet the minimum distribution requirements applicable to qualified plans, IRAs, SEPs, TSAs, and EDC Contracts. See "Part 10, Federal Tax & ERISA Matters." You may elect the Required Minimum Distributions Option if the Annuitant is at least age 70 1/2 and your Contract has an Annuity Account Value in the Investment Funds and the Guaranteed Interest Account of at least $2,000. You can elect the Required Minimum Distributions Option by filing the proper election form with us. If you elect the Required Minimum Distributions Option, we will pay out of the Annuity Account Value in the Investment Funds and the Guaranteed Interest Account an amount which the Code requires to be distributed from your Contract. If such amounts are insufficient and you hold amounts in the Fixed Maturity Account, we will then pay out required amounts from the Fixed Maturity Account. In performing this calculation, we assume that the only funds subject to the Code's minimum distribution requirements are those held under your Contract. We calculate the Required Minimum Distributions Option amount based on the information you give us, the various choices you make and certain assumptions. Currently, the Required Minimum Distributions Option payments will be made annually. We are not responsible for errors that result from inaccuracies in the information you provide. The choices you can make are described in Part 6 of the SAI.

  You may elect the Required Minimum Distributions Option for each Contract you own, subject to our rules then in effect. This election is revocable except for EDC Contracts. The Required Minimum Distributions Option is not available under Contracts that have an outstanding loan. Generally electing this option does not restrict making partial withdrawals, or subsequently electing an annuity distribution option.

  The minimum check that will be sent is $300, or, if less, your Annuity Account Value. If, after the deduction of the amount of the minimum distri-bution, the total Annuity Account Value is less than $500, we may terminate the Contract and pay the Cash Value. See "Partial Withdrawals and Termination" above.

  Any applicable withdrawal charges will be deducted in addition to the amount distributed under the Required Minimum Distributions Option. Withdrawal charges will be deducted on a pro rata basis from the Investment Funds and the Guaranteed Interest Account or, if there is an insufficient amount in these Options, on a pro rata basis from the Fixed Maturity Periods. See "Contingent Withdrawal Charge" in Part 8.

  If you have a TSA that was purchased before December 31, 1986 and transferred to EQUI-VEST, the amount of your pre-1987 account balance is not subject to the minimum distribution rules at age 70 1/2. However, post-1986 salary reduction contributions and all earnings since that date are subject to these minimum distribution requirements.


o DEPOSIT OPTION: This distribution option is for NQ Contracts only. Proceeds from your NQ Contract can be deposited for a period selected (including one for as long as the Annuitant lives), and will be credited with a guaranteed rate of interest for that period.

GUARANTEED DEATH BENEFIT

When the Annuitant Dies

Generally, upon receipt of due proof of the Annuitant's death, we will pay a death benefit to the beneficiary named in your Contract. You designate the beneficiary on the application. You may change your beneficiary by writing to our Processing Office. The change is effective on the date the written submission was signed. A beneficiary change request must be received by the Processing Office before the submission of a death claim.

In general, the death benefit is equal to the greater of: (i) the Annuity Account Value (less any outstanding loan and accrued interest, if any) and
(ii) the "minimum death benefit." The minimum death benefit will not be less than all contributions made (less any applicable taxes and any outstanding loan and accrued interest, if any) adjusted for total withdrawals. We will pay the death benefit to the beneficiary in the form of an annuity distribution option if you have chosen such form under your Contract. If no annuity option is in effect at the Annuitant's death, the beneficiary will receive the death benefit in a lump sum. However, subject to certain exceptions in the Contract, our rules then in effect and any other applicable legal requirements, the beneficiary may elect to: (a) apply the death benefit to an annuity distribution option we offer, (b) apply the death benefit to provide any other form of distribution option we offer, (c) elect any combination of forms of distribution option, or (d) in certain circumstances, continue the Contract.

For Series 300 and 400 Contracts only, if the Annuitant is also the Contract Owner and the Owner/ Annuitant elects his or her spouse to be the sole primary beneficiary and to be the Successor Annuitant and Contract Owner, then the surviving spouse automatically becomes both the successor Contract Owner and Annuitant, and no death benefit is payable until the surviving spouse's death.

When the Contract Owner Dies Before the Annuitant (NQ Contracts Only)

For all NQ Contracts, when the Contract Owner is not the Annuitant and the Contract Owner dies before any annuity distribution payments have begun, the beneficiary named to receive the death benefit upon the Annuitant's death will automatically succeed as Contract Owner. For Series 300 and 400 Contracts only, you have the right to designate a Successor Owner either on the application form or in a written request sent to our Processing Office. The Code requires that the original Contract Owner's entire interest in the Contract be completely distributed to the named beneficiary by the fifth anniversary of such Owner's death (unless an annuity distribution option is elected and payments begin within one year after the Contract Owner's death and are made over the beneficiary's life or over a period not exceeding the beneficiary's life expectancy). If an annuity distribution option has not been elected, as described above, we will pay any remaining Annuity Account Value (less any applicable contingent withdrawal charge) on the fifth anniversary of the Contract Owner's death. If the named beneficiary is the Contract Owner's surviving spouse, no distributions are required as long as both the surviving spouse and the Annuitant are living.

YOUR BENEFICIARY


You designate the beneficiary for the death benefit under the Contract on the application. You may change your beneficiary by writing to our Processing Office. The change is effective on the Transaction Date. The employer must be the beneficiary under EDC plans and the trustee must be the beneficiary under most Trusteed plans.

The death benefit available to the beneficiary is determined as of the Business Day due proof of death is received at our Processing Office. On that Business Day, the Annuity Account Value is deducted from the Investment Options and earns voluntary interest at an interest rate not less than the rate required by law. If you have transferred the value of another Equitable Life annuity contract to your EQUI-VEST Contract, the value of that contract's minimum death benefit calculated as of the time of transfer will be included in total contributions for purposes of calculating the minimum death benefit.


If no benefit option is in effect at the Annuitant's death, the beneficiary can select a lump sum option or one of the forms of annuity benefit. Under certain circumstances the beneficiary may elect to continue the Contract. In some cases, this may result in a deemed taxable distribution. Any option selected must provide for distribution of the Annuity Account Value within the period of time permitted by the Code. For EDC Contracts, benefits must be distributed within a period not to exceed 15 years (or within the period of the life expectancy of the surviving spouse if the spouse is the designated beneficiary). See "Part 10: Federal Tax and ERISA Matters."


If a lump sum is selected, it is generally paid through the Equitable Life Access Account(Trademark), an interest bearing checking account. A beneficiary has immediate access to the proceeds by writing a check on the account. We pay interest from the date the lump sum is deposited into the Access Account until the date the Access Account is closed.

PROCEEDS


Application of proceeds from the Investment Funds to a variable annuity, payment of a death benefit from the Investment Funds and payment of any portion of the Annuity Account Value in the Investment Funds (less any applicable withdrawal charge) will be made within seven days after the Transaction Date. Payments or applications of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange is closed or trading on it is restricted, (2) sales of securities or determination of the fair value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interests in the Investment Funds. We can defer payment of any portion of the Annuity Account Value in the Guaranteed Interest Account and in the Fixed Maturity Account for up to six months while you are living.

--------------------------------------------------------------------------------
                 PART 7: PROVISIONS OF THE MOMENTUM CONTRACT
                           AND SERVICES WE PROVIDE
-------------------------------------------------------------------------------

UNDERSTANDING THE MOMENTUM PROGRAM
(EMPLOYERS AND PLAN TRUSTEES)

The MOMENTUM Program offers, pursuant to the terms of either the Master Trust or the Pooled Trust, a group variable annuity contract as a funding vehicle for Employers who sponsor qualified defined contribution plans. A defined contribution plan is a retirement plan which provides for an individual account for each plan participant and for benefits based solely on the amounts contributed to such account and any income, expenses, gains and losses. A qualified defined contribution plan is a defined contribution plan that meets the requirements of Section 401(a) of the Code and applicable Treasury regulations.

The Employer or Plan Trustee, as applicable, is responsible for determining whether the MOMENTUM Contract is a suitable funding vehicle for its defined contribution plan and should, therefore, carefully read this prospectus and the MOMENTUM Contract before entering into the Contract.

As an Employer, subject to Equitable Life's underwriting requirements, you can use the MOMENTUM Program to adopt the Master Plan and Trust, in which case the Master Trust will be the sole funding vehicle for your plan. The Master Trust is funded solely by the MOMENTUM Contract.

The Master Plan and Trust consists of Internal Revenue Service approved master defined contribution plans all of which use the same basic plan document. They include:

o a standardized and nonstandardized profit sharing plan (both with an optional qualified cash or deferred arrangement pursuant to Section 401(k) of the Code); and

o     a standardized and a nonstandardized defined contribution pension plan.

An Employer may adopt one or more of these plans. The plans are all participant-directed, that is, the plan participants choose which Investment Options to use for the investment of their plan accounts. The plans are designed to meet the requirements of ERISA Section 404(c). See "Certain Rules Applicable to Plans Designed to Comply With Section 404(c) of ERISA" in Part 10.

If you, as an Employer, elect our full service plan recordkeeping option, then you must adopt our Master Plan and Trust. A description of such services may be found under "Plan Recordkeeping Services" below. More information about the Master Plan and Trust may be found in the SAI.

If you, as an Employer, want to use your own individually-designed or a prototype qualified defined contribution plan, you may adopt the Pooled Trust as a funding vehicle. The Pooled Trust is for investment only and may be used as your plan's only funding vehicle or in addition to other funding vehicles. The same group variable annuity contract (i.e., the MOMENTUM Contract) is used under the Pooled Trust and the Master Plan and Trust. The Pooled Trust is available for qualified defined contribution plans with either participant-directed or trustee-directed investments. If you adopt the Pooled Trust you will have elected our basic plan recordkeeping option. We may offer to perform additional plan recordkeeping services for an additional charge. Such services will be provided pursuant to the terms of a written service agreement between us and the Plan Trustee.

Chase Manhattan Bank N.A. currently acts as the trustee under both the Pooled Trust and the Master Plan and Trust. The sole responsibility of Chase Manhattan Bank N.A. is to serve as a party to the MOMENTUM Contract. It has no responsibility for the administration of the MOMENTUM Program or for any distributions or duties under the MOMENTUM Contract. In certain states the MOMENTUM Contract will only be issued directly to the Employer or Plan Trustee and, accordingly, the Master Plan and Trust and the Pooled Trust will not be available. As a consequence, Employers in those states will not be able to use our full service plan recordkeeping option.

EMPLOYER'S RESPONSIBILITIES. If you adopt the Master Plan and Trust or if we otherwise agree to provide the full service recordkeeping option pursuant to a written service agreement, you, as the Employer and plan administrator, will have certain responsibilities relating to the administration and qualification of your plan, including:

o     Sending us contributions at the proper time;

o     Determining the amount of all contributions for each Participant;

o     Maintaining all personnel records necessary for administering your plan;

o     Determining who is eligible to receive benefits;

o     Forwarding to us all the forms that employees are required to submit;

o Arranging to have all reports distributed to employees and former employees if you elect to have them sent to you;

o     Arranging to have our prospectuses distributed;

o Filing an annual information return for your plan with the Internal Revenue Service, if required;

o Providing us with the information needed for running special non-discrimination tests, if you have a 401(k) plan or if your plan accepts post-tax employee or employer matching contributions and making any corrections if you do not pass the test;

o Selecting interest rates and monitoring default procedures, if you elect to offer Participant loans in your plan; and

o Meeting the requirements of ERISA Section 404(c) if you, as Employer, intend for your plan to comply with that section.

Other responsibilities of the Employer relating to the administration and qualification of your plan are indicated in the plan recordkeeping services agreement which is required for all plans that elect the full service plan recordkeeping options.

We will give you guidance and assistance in the performance of your responsibilities. The ultimate responsibility, however, rests with you.

If you, as an Employer, use an individually-designed or a prototype plan, you already have most of these responsibilities, which generally will not be increased in any way by your adoption of the Pooled Trust.

ADOPTING THE MOMENTUM PROGRAM
(EMPLOYERS AND PLAN TRUSTEES)

In addition to other installation forms and agreements, to adopt the Master Plan and Trust, you, as the Employer, must complete a participation agreement and have it executed on behalf of your company. To adopt the Pooled Trust, a Plan Trustee must execute a Pooled Trust participation agreement. Return your completed participation agreement to the address specified on the form. You should keep copies of all completed forms for your own records. In addition, either you, as Employer, or the Plan Trustee, as applicable, must complete a contract application in order to participate in the MOMENTUM Contract.

Your Equitable Life Agent can help you complete the participation agreement and the application for the MOMENTUM Contract. We recommend that the participation agreement be reviewed by your tax or benefits advisor.

THE MOMENTUM CONTRACT

The MOMENTUM Program is funded through the MOMENTUM Contract, a combination fixed and variable group annuity contract issued by Equitable Life. The MOMENTUM Contract governs the Investment Options that are offered under the MOMENTUM Program.

Bear in mind that the provisions of your plan or applicable laws or regulations may be more restrictive than the MOMENTUM Contract. We reserve the right to amend the MOMENTUM Contract without the consent of any other person in order to comply with applicable laws and regulations. Such right includes, but is not limited to, the right to conform the MOMENTUM Contract to the Code, ERISA and applicable regulations.

SELECTING INVESTMENT OPTIONS
(EMPLOYERS AND PLAN TRUSTEES ONLY)

Subject to state regulatory approval, you, as Employer or Plan Trustee, can elect to fund your plan with any number of the Investment Options available under the Contract. This selection is made on the application. You may request to change this selection subject to our rules then in effect. If you elect to fund your plan with any one of the Intermediate Government Securities, Quality Bond, High Yield or Conservative Investors Funds, you must also select the Money Market Fund. If you select the above-listed Funds and the Guaranteed Interest Account, certain restrictions will apply to transfers out of the Guaranteed Interest Account. See "Transfers" in this Section. Lastly, you, as Employer, must elect the Guaranteed Interest Account as a funding option if you select only from among the Balanced, Growth & Income, Equity Index, Common Stock, Global, International, Aggressive Stock or Growth Investors Funds.

For Original Certificates, only the Guaranteed Interest Account and the Money Market, Balanced,

Common Stock and Aggressive Stock Funds are available and we do not permit transfers into the Money Market Fund from any of the other Investment Options.

CONTRIBUTIONS

Contributions may be made at any time and may be made only by the Employer or Plan Trustee by either wire transfer or check. Participants should not send contributions directly to Equitable Life. There is no minimum contribution.

All contributions made by check must be drawn on a bank in the U.S., in U.S. dollars and made payable to Equitable Life. All checks are subject to collection. Contributions are credited as of the Transaction Date, if they are accompanied by properly completed forms. Failure to use the proper form, or to complete the form properly, may result in a delay in crediting contributions. Employers should send all contributions to Equitable Life at the Processing Office. (See "Part 1: Summary.")

We allocate contributions to the Investment Options according to the allocation percentages on the Participant's enrollment form or as later changed. Under participant-directed plans, you, as Participant, will provide those allocation percentages. In trustee-directed plans, the Plan Trustee will provide those percentages. Employee and Employer contributions may be allocated in different percentages.

By signing the enrollment form you are providing us with instructions to allocate your contributions to the Money Market Fund (if that Fund has been selected as an available Investment Option under your Employer's plan and) if your allocation instructions on the form are incomplete (e.g., do not add up to 100%). If your instructions add up to less than 100%, only the portion of the contribution for which we do not have instructions will be allocated to the Money Market Fund. If your instructions add up to more than 100%, the entire amount of the contribution will be allocated to the Money Market Fund. We will then notify your Employer or Plan Trustee and request that corrected instructions be forwarded to us. If we do not receive corrected instructions after three notices have been sent, but in no event later than 105 days from the date a contribution is first credited to the Money Market Fund, we will return to the Employer or Plan Trustee, as applicable, all contributions for which notices had been sent, plus earnings.

If however, the Money Market Fund is not an available Investment Option under your Employer's plan, we will return the contribution to the Employer or Plan Trustee in five Business Days, if we have not received the signed form or corrected allocation instructions, unless we have obtained your permission to continue to hold the contribution.

If we receive your initial contribution before we receive your signed enrollment form, we will allocate the initial contribution to the Guaranteed Interest Account for five Business Days. If we do not receive either the signed enrollment form or your consent to hold the initial contribution pending receipt of the form by the fifth Business Day, we will return the amount of the initial contribution to your Employer or Plan Trustee, as applicable.

You, as a Participant, should review your confirmation notices carefully to determine whether your contributions have been allocated correctly. A certificate evidencing your participation under the MOMENTUM Contract will also be sent to you.

Unless restricted by your Employer's plan, allocation percentages can be changed at any time. To change your allocation instruction, you can file a change of investment allocation form with your Employer or Plan Trustee. In addition, your Employer may have opted to use our Telephone Operated Plan Support (TOPS) system to enable you to change your allocation percentages over the phone. The change will be effective on the Transaction Date and will remain in effect for future contributions unless another change is requested.

A contribution allocated to an Investment Fund purchases Accumulation Units in that Investment Fund based on the Accumulation Unit Value for that Investment Fund computed for the Transaction Date on which we receive the contribution at our Processing Office. Contributions allocated to the Guaranteed Interest Account become part of our general account and begin to accrue interest on the Transaction Date.

RETIREMENT ACCOUNT VALUE

The Retirement Account Value is the sum of the amounts that a Participant has in the Guaranteed Interest Account and the Investment Funds. See "Part 4:
Guaranteed Interest Account".

The amount you have in an Investment Fund at any time is equal to the number of Accumulation Units you have in that Investment Fund times the Accumulation Unit Value for the Investment Fund for that Transaction Date. The number of Accumulation Units in an Investment Fund at any time is equal to the sum of Accumulation Units purchased by contributions, transfers and loan repayments (including principal and interest) less the sum of Accumulation Units redeemed for withdrawals, transfers, loans or deductions for charges.

The number of Accumulation Units purchased or sold in any Investment Fund is equal to the dollar amount of the transaction divided by the Accumulation Unit Value for the Investment Fund for the applicable Transaction Date. The number of Accumulation Units will not vary because of any later change in the Accumulation Unit Value. The Accumulation Unit Value varies with the investment performance of the corresponding Portfolios of The Hudson River Trust, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as The Hudson River Trust fees and expenses. The Accumulation Unit Value is also stated after deduction of the Separate Account asset charges relating to the MOMENTUM Contract. A description of the computation of the Accumulation Unit Value is found in the SAI.

Accumulation Unit Values

The following table shows the Accumulation Unit Values, as of the last Business Day for the periods shown, commencing with the initial offering of each Fund under the MOMENTUM Contract.



      MOMENTUM
                         MONEY        INTERMEDIATE
   LAST BUSINESS        MARKET         GOVERNMENT         QUALITY         HIGH         GROWTH &         EQUITY
       DAY OF            FUND          SECURITIES           BOND          YIELD         INCOME          INDEX
   -------------        ------        ------------        -------        ------        --------        -------
   December 1993        $25.41              --                --            --             --             --
   December 1994         26.08           $ 98.19          $ 93.87        $ 95.88        $ 98.86        $100.95
   December 1995         27.22            109.80           108.38         113.44         121.02         135.94
   March 1996            27.47            108.56           106.45         119.41         123.33         142.60
   -------------        ------        ------------        -------        ------        --------        -------



                    (RESTUBBED TABLE CONTINUED FROM ABOVE)



    MOMENTUM
  LAST BUSINESS     COMMON                                  AGGRESSIVE    CONSERVATIVE                   GROWTH
     DAY OF         STOCK      GLOBAL     INTERNATIONAL       STOCK         INVESTORS      BALANCED    INVESTORS
 -------------     -------    -------     -------------    ----------     ------------    --------     ---------
 December 1993     $128.80       --            --             $55.68            --           $28.85        --
 December 1994      124.32     $104.12         --              52.88         $ 95.10         26.18      $ 96.31
 December 1995      162.42      122.06       $104.15           68.73          112.97         30.92       120.08
 March 1996         168.92      126.16        106.90           76.51          110.35         31.59       121.66
 -------------     -------    -------     -------------    ----------     ------------    --------     ---------



TRANSFERS

Subject to certain restrictions, the MOMENTUM Contract permits transfers of all or a portion of your Retirement Account Value among the Investment Options at any time. Your Employer's plan may, however, impose restrictions on transfers. We also offer an automatic transfer service described under "Investment Simplifier: Automatic Transfer Service" in this section. There is no charge for transfers.

Participant transfer requests can be made by filing a written request to transfer with your Employer or Plan Trustee. Transfers may also be arranged through the TOPS service. Please contact your Equitable Life Agent or the Processing Office to receive the form necessary to obtain a special code number required for TOPS transfers.

A transfer request will be effective on the Transaction Date and the transfer will be made at the Accumulation Unit Value for that Transaction Date. A transfer request does not change your percentages for allocating current or future contributions among the Investment Options. All transfers among the Investment Options will be confirmed in writing.

If your Employer elects to fund your plan with the Guaranteed Interest Account and any of the Money Market, Intermediate Government Securities, Quality Bond, High Yield, or Conservative Investors Funds, certain limitations will apply to funds transferred out of the Guaranteed Interest Account. During a Transfer Period, the maximum amount that may be transferred from the Guaranteed Interest Account to any other Fund is the greater of: (i) 25% of the amount you had in the Guaranteed Interest Account as of the last Business Day of the calendar year immediately preceding the current calendar quarter or (ii) the total of all amounts you transferred out of the Guaranteed Interest Account during the same calendar year. A TRANSFER PERIOD is the calendar quarter in which the transfer request is made and the preceding three calendar quarters. Generally, this means that new Participants will not be able to transfer funds out of the Guaranteed Interest Account during the first calendar quarter of their participation under the Contract.

Transfers out of the Guaranteed Interest Account that were made at a time when no transfer limitation is in effect will not be counted for purposes of determining the maximum transfer amount if the transfer limitation subsequently goes into effect.

If assets have been transferred to the MOMENTUM Contract from another funding vehicle by the Em-ployer or Plan Trustee, you may for the remainder of the calendar year in which the assets have been transferred, transfer up to 25% of the amount that is initially allocated to the Guaranteed Interest Account on your behalf.

However, for Original Certificates, we do not permit transfers into the Money Market Fund from any of the other Investment Options. No other transfer limitations apply to Original Certificates.

INVESTMENT SIMPLIFIER: AUTOMATIC
TRANSFER OPTIONS

Your Employer can elect to provide two automatic transfer options out of the Guaranteed Interest Account: the Fixed-Dollar Option and the Interest Sweep. Except for Original Certificates, the Fixed-Dollar Option is subject to the Guaranteed Interest Account transfer limitation described in "Transfers" in this Section.

Under the Fixed-Dollar Option you may elect to have a fixed dollar amount transferred out of the Guaranteed Interest Account and into the Investment Funds of your choosing (except Money Market for Original Certificates) on a monthly basis. You can either specify the number of monthly transfers or instruct us to continue to make monthly transfers until amounts in the Guaranteed Interest Account are depleted. In order to elect this option you must have a minimum amount of $5,000 in the Guaranteed Interest Account on the date we receive your election form and you must elect to transfer at least $50 per month.

Under the Interest Sweep Option, the amount transferred each month will equal the amount of interest that has been credited to amounts you have in the Guaranteed Interest Account from the last Business Day of the prior month to the last Business Day of the current month. To be eligible for this option you must have at least $7,500 in the Guaranteed Interest Account on the date we receive your election and on the last Business Day of each month thereafter.

You may elect either option by filing an election form with your Employer or Plan Trustee. For the Fixed Dollar Option, the first monthly transfer will occur on the last Business Day of the month in which we receive your election form at our Processing Office. For the Interest Sweep, the first monthly transfer will occur on the last Business Day of the month following the month in which we receive your election form at our Processing Office. Automatic transfers will terminate:

o Under the Fixed-Dollar Option, when either the number of designated monthly transfers have been completed or the amount you have in the Guaranteed Interest Account has been depleted, as applicable; or

o Under the Interest Sweep, when the amount you have in the Guaranteed Interest Account falls below $7,500 (determined on the last Business Day of the month) for two consecutive months; or

o Under either option, on the date we receive your written request to terminate automatic transfers or on the date your participation under the MOMENTUM Contract terminates.

LOANS

The MOMENTUM Contract permits your Employer, or Plan Trustee, to withdraw funds from your Retirement Account Value, without incurring a contingent withdrawal charge, in order to make a loan to you under your Employer's plan. Your Employer can tell you whether loans are available under your plan.

Employers who adopt the Master Plan and Trust may choose to offer its loan feature. The availability of loans under an individually designed or prototype plan depends on the terms of the plan.

If you are a partner who owns more than 10% of the business or a shareholder-employee of an S Corporation who owns more than 5% of the business, you presently may not borrow from your vested Retirement Account Value without first obtaining a prohibited transaction exemption from the Department of Labor (DOL). Consult with your attorney or tax advisor regarding the advisability and procedures for obtaining such an exemption.

Participants should apply for a plan loan through their Employer or the Plan Trustee, as applicable. Prior to the making of any plan loan, the Employer or Plan Trustee, as applicable, and the Participant must first properly complete and sign a loan agreement and application. Employers and Plan Trustees can obtain loan application forms from their Equitable Life Agent, by writing to our Processing Office or calling our toll-free number. Before taking a plan loan, married Participants must generally obtain written spousal consent. In addition, Participants should always consult their tax advisor before taking out a plan loan.

Only one outstanding plan loan will be permitted at any time; any number of takeover loans will be permitted at any time. The minimum loan is $1,000 and the maximum is a percentage of your vested

Retirement Account Value. See Part 4: Additional Loan Provisions in the SAI and Part 10: Federal Tax and ERISA Matters of the prospectus. However, you may not have both takeover loans and plan loans outstanding simultaneously.

While you have a plan loan outstanding, an amount equal to 10% of your loan balance will be restricted, and may not be withdrawn from your Retirement Account Value. Also you should refer to "Plan Loan Charges" in Part 8 for a description of charges associated with plan loans.

The interest rate applicable to your plan loan will be set by your Employer or the Plan Trustee under the terms of your Employer's plan. It is the responsibility of each Employer or Plan Trustee to determine the interest rate applicable to each loan. All interest (as well as principal) that you pay will be added to your Retirement Account Value. The interest paid in repaying a loan may not be deductible, but amounts paid as interest on your loan will be taxable on distribution.

Plan loan repayments covering interest and principal will be due in accordance with the repayment schedule determined in accordance with the terms of the Employer's plan. Participants should send plan loan repayments to the plan administrator and not to Equitable Life. All plan loan payments made by the plan administrator to us must be made by check or wire transfer. Checks must be drawn on a bank in the U.S., in U.S. dollars, made payable to Equitable Life and are subject to collection.

A plan loan may be prepaid in whole or in part at any time. Any payments we receive will first be applied to interest, with the balance applied to repayment of the loan. Plan loan repayments will be allocated to the Investment Options in accordance with the same allocation instructions used in making the loan. However, a Participant may elect, in writing, to override these instructions and allocate all plan loan repayments to the Guaranteed Interest Account.

A plan loan will be in default if the amount of any scheduled repayment is not received by us within 90 days of its due date, or if the Participant dies or participation under the MOMENTUM Contract is terminated. We will then treat the loan principal as a withdrawal subject to the contingent withdrawal charge. See "Contingent Withdrawal Charge" in Part 8. See "Part 10: Federal Tax and ERISA Matters" for the consequences of defaulting a plan loan and other applicable tax matters.

WITHDRAWALS AND TERMINATION

Subject to any restrictions in your Employer's plan, the MOMENTUM Contract allows your Employer or Plan Trustee, as applicable, to make a withdrawal from a Retirement Account Value on behalf of a Participant by writing to our Processing Office. Your request for withdrawal must be on the proper form which is available from your Employer. If we have received the information we require, the requested withdrawal will become effective on the Transaction Date and proceeds will be mailed within seven days. Withdrawal proceeds will be sent to your Employer or Plan Trustee, unless your Employer has elected our full service plan recordkeeping option which provides for direct distribution to Participants. If we receive only partially completed information, we will return the request to the Employer or Plan Trustee for completion prior to processing.

As a deterrent to premature withdrawal (generally prior to age 59 1/2 ) the Code provides certain restrictions on and penalties for early withdrawals. In addition, for payments made directly to Participants, we withhold income taxes from the amount withdrawn unless an exception applies. See "Part 10:
Federal Tax and ERISA Matters."

The Employer or Plan Trustee may also terminate its entire participation under the MOMENTUM Contract by writing to our Processing Office. In addition, if your plan is found not to qualify under the Code, or, if you fail to provide us with the Participant data necessary to administer the MOMENTUM Contract, we may return the plan assets to the Employer or Plan Trustee.

Withdrawals or terminations may result in a contingent withdrawal charge, explained fully in "Part 8: Deductions and Charges."

While you have a loan outstanding, an amount equal to 10% of your loan balance will be restricted, and may not be withdrawn from your Retirement Account Value.

FORFEITURES

Forfeitures can arise when a Participant who is not fully vested under a plan terminates employment. Under the terms of the Master Plan and Trust and the Pooled Trust, Equitable Life is directed under these circumstances to withdraw the unvested portion of the Retirement Account Value and deposit such amount in a Forfeiture Account, which is to be allocated to the Default Option.

We will re-allocate amounts in the Forfeiture Account as contributions in accordance with instructions received by the Employer or Plan Trustee, as applicable. Special rules apply to the application of the contingent withdrawal charge when forfeitures have occurred. See "MOMENTUM Contract-- Contingent Withdrawal Charge" in Part 8.

DISTRIBUTION OPTIONS

The MOMENTUM Contract is an annuity contract, even though you may elect to receive your benefits in another form.

Subject to the terms of your Employer's plan, payout options under the MOMENTUM Contract include:

o     Lump sum or partial withdrawals;

o     Payments for as long as you live;

o     Payments for as long as both you and your joint annuitant live; or

o Payments for a specific length of time (not longer than your life expectancy or that of the joint life expectancy of you and your designated beneficiary).

You may also be eligible for our "Automatic Minimum Withdrawal" feature, which is designed to help you satisfy the Code's "minimum distribution" requirements. Qualified plans are subject to the Code's minimum distribution requirements. Generally, such distributions must commence by April 1 of the calendar year following the calendar year in which the Participant attains age 70 1/2. The plan administrator is responsible for complying with the Code's minimum distribution requirements. For more information about the minimum distribution requirements, see "Part 10: Federal Tax and ERISA Matters."

Your choice may be subject to applicable withdrawal charges. see "Part 8:
Deductions and Charges."

ANNUITY DISTRIBUTION OPTIONS

The annuity distribution options available under the MOMENTUM Contract include:

o LIFE ANNUITY: An annuity which guarantees payments to you for the rest of your life. Payments end with the last monthly payment before your death. Because there is no death benefit associated with this annuity form, it provides the highest monthly payment of any of the life annuity distribution options.

o LIFE ANNUITY-PERIOD CERTAIN: This annuity form also guarantees payments to you for the rest of your life. In addition, if you die before a previously selected minimum payment period (the "certain period") has ended, payments will continue to your beneficiary for the balance of the period certain. The minimum period is usually 5, 10, 15 or 20 years.

o LIFE ANNUITY-REFUND CERTAIN: This annuity form guarantees payments to you for the rest of your life. In addition, if you die before the amount applied to purchase this annuity option has been recovered, payments will continue to your beneficiary until that amount has been recovered. This option is available only as a fixed annuity.

o PERIOD CERTAIN ANNUITY: This annuity form guarantees payments to you for a specific period of time, usually 5, 10, 15 or 20 years. If you die before the period certain has ended, payments will continue to your beneficiary for the balance of the period certain.

o QUALIFIED JOINT AND SURVIVOR LIFE ANNUITY: This annuity form guarantees life income to you and, after your death, continuation of income to your surviving spouse. Generally, unless married Participants elect otherwise with the written consent of their spouse, this will be the normal form of annuity payment for plans such as the Master Plan and Trust. See Part 10: "Federal Tax and ERISA Matters."

All of the life annuity distribution options outlined above (with the exception of Qualified Joint and Survivor Life Annuity) are available as either Single or Joint life annuities.

The MOMENTUM Contract also offers both fixed and variable annuity distribution options. Fixed annuity payments, funded through our general account, do not change and will be based on the tables of guaranteed annuity values in the MOMENTUM Contract or on our current annuity rates, whichever is more favorable for the Participant. For all Participants, our normal form of annuity provides for fixed payments. Variable payments will be funded through your choice of the 13 Investment Funds of the Hudson River Trust through the purchase of annuity units.

We offer other forms not outlined here. Your Equitable Life Agent can provide details.

ELECTING AN ANNUITY DISTRIBUTION
OPTION

In order to elect an annuity distribution option, a Retirement Account Value must be at least $3,500.

The size of the payments will depend on the amount applied to purchase the annuity, the type of annuity chosen and, in the case of a life contingency annuity distribution option, the Participant's age (or the Participant's and joint annuitant's ages).

Once you choose an annuity distribution option and payments have commenced, no change can be made, other than transfers among the investment funds if permitted in the future and if a variable annuity is selected. Remember, as a deterrent to premature withdrawal (generally prior to age 59 1/2) the Code provides certain restrictions on and penalties for early withdrawals. See "Part 10: Federal Tax and ERISA Matters."

MINIMUM DISTRIBUTIONS
(AUTOMATIC MINIMUM WITHDRAWAL)--OVER AGE 70 1/2

Under the Code, distributions from qualified plans must generally begin no later than April 1st of the calendar year following the calendar year in which the plan participant attains age 70 1/2 (the "required beginning date"). Subsequent distributions must be made by December 31st of each calendar year (including the calendar year of your required beginning date). If the minimum distribution is not made, the plan participant may be required to pay a penalty tax in an amount equal to 50% of the difference between the amount required to be distributed and the amount actually distributed. See "Part 10: Federal Tax and ERISA Matters" for a discussion of various special rules concerning the minimum distribution requirements.

We offer a payment option which we call "Automatic Minimum Withdrawal," which is intended to meet minimum distribution requirements. You may elect Automatic Minimum Withdrawal if you, the Participant, are at least age 70 1/2 and have a Retirement Account Value of at least $3,500. You can elect Automatic Minimim Withdrawal by filing the proper election form with your Employer. If you elect Automatic Minimum Withdrawal, we will withdraw the amount which the Code requires you to withdraw from your Retirement Account Value. We calculate the Automatic Minimum Withdrawal amount based on the information you give us, the various choices you make and certain assumptions. In performing this calculation, we assume that the only funds subject to the Code's minimum distribution requirements are those held under the MOMENTUM Contract. In addition, we rely on the information you provide to us, and we will not be responsible for errors that result from inaccuracies in this information. The choices you can make are described in Part 6 of the SAI.

Your Automatic Minimum Withdrawal election is revocable. Automatic Minimum Withdrawal is not available to Participants who have an outstanding loan. Generally, electing this option does not restrict you from taking additional partial withdrawals or subsequently electing an annuity distribution option.

The minimum check that will be sent is $300, or, if less, your Retirement Account Value.

Any applicable withdrawal charges will be deducted from your Retirement Account Value in addition to the amount of the Automatic Minimum Withdrawal. See "MOMENTUM Contract--Contingent Withdrawal Charge" in Part 8.

DEATH BENEFIT

In general, the death benefit is equal to the greater of: (i) the Retirement Account Value and (ii) the "minimum death benefit."

The Master Plan and Trust and the Pooled Trust direct the automatic transfer of a Retirement Account Value to the Default Option on the date Equitable Life receives due proof of a Participant's death, unless the beneficiary provides contrary instructions. All amounts are held in the default option until your beneficiary requests a distribution or transfer.

The minimum death benefit equals all contributions made less withdrawals of contributions (including loans that default upon death). For example, assume that a $1,000 contribution is made, and that the contribution earns $1,000 (for a balance of $2,000). A $1,500 withdrawal is then made leaving a balance of $500. Assume that a new $500 contribution is subsequently made. If the participant subsequently dies, the minimum death benefit will be $500 because there was a $500 contribution that had not been withdrawn, borrowed or forfeited.

The law requires the distribution of benefits to be completed no more than five years after the date of your death, unless payments of your benefit to a designated beneficiary commence within one year after your death and are made over the beneficiary's life or over a period not exceeding the beneficiary's life expectancy. If the beneficiary is your surviving spouse, the spouse can elect to begin distributions over the spouse's life or over a period not exceeding the spouse's life expectancy at any time up to when you would have attained age 70 1/2. If you had already begun to receive benefits, your beneficiary can continue to receive benefits based on the payment option you selected. To designate a beneficiary or to change an earlier designation, you should file a beneficiary designation with your plan administrator. Your spouse must consent in writing to a designation of any non-spouse beneficiary, as explained in "Distributions from Qualified Plans and TSAs--Spousal Consent Rules" in Part 10.

If the Participant dies while a loan is outstanding, the loan will automatically default and be subject to Federal income tax as a plan distribution. This defaulted loan will also be treated as a withdrawal for purposes of calculating the minimum death benefit. Defaulted takeover loans will not, however, be considered withdrawals for this purpose.

The beneficiary may elect, subject to certain exceptions explained below, Equitable Life's rules then in effect and any other applicable requirements under the Code to: (a) receive the death benefit in a single sum, (b) apply the death benefit to an annuity distribution option offered by Equitable Life, (c) apply the death benefit to provide any other form of benefit payment offered by Equitable Life, or (d) have the death benefit credited to an account under the MOMENTUM Contract maintained on behalf of the beneficiary in accordance with the beneficiary's investment allocation instructions. If the beneficiary elects (d) then (1) the beneficiary will be entitled to delay distribution of his or her account as permitted under the terms of the Employer's plan and the minimum distribution rules under the Code; (2) the value of the beneficiary's account will be determined at the time of distribution to the beneficiary and, depending upon investment gains or losses, may be worth more or less than the value of the beneficiary's initial account and (3) if the beneficiary dies prior to taking a distribution of his or her entire account the beneficiary of the deceased beneficiary will be entitled to a death benefit as though the deceased beneficiary were a Participant, based on the deceased beneficiary's initial account.

If you die before your entire vested benefit has been distributed to you, any remaining benefits will be payable to your beneficiary.

Our consultants can explain these and other requirements affecting death benefits if you call them at 1-800-528-0204.

PAYMENTS OF PROCEEDS

Payments of proceeds from the Investment Funds will be made within seven days of the Transaction Date. Payments or applications of proceeds from the Investment Funds can be deferred for any period during which (1) the New York Stock Exchange has been closed or trading on it is restricted, (2) sales of securities or determination of the fair market value of an Investment Fund's assets is not reasonably practicable because of an emergency, or (3) the SEC, by order, permits us to defer payment in order to protect persons with interests in the Investment Funds.

We can defer payment of any portion of your Retirement Account Value in the Guaranteed Interest Account for up to six months while you are living.

PLAN RECORDKEEPING SERVICES

Equitable Life offers two plan recordkeeping options, one of which must be elected for each plan. Employers can elect our basic plan recordkeeping service option, which includes:

o     Accounting by Participant;
o     Accounting by Source;
o Provision of annual 5500 series Schedule A report information for use in making the plan's annual report to the Internal Revenue Service (IRS) and DOL; and
o     Plan loan processing, if applicable.

As an added service under our Basic Recordkeeping Service, Employers may enter into a written agreement with Equitable Life whereby Equitable Life, based on information submitted by Employers, direct distribution of plan benefits and withdrawals to participants, including tax withholding and reporting to the IRS. The written agreement specifies the fees for such service.

The MOMENTUM Program also offers a full service plan recordkeeping option; Employers who elect this option must adopt the Master Plan and Trust. This option is only available to Employers who have adopted the Master Plan and Trust. If this option is chosen, Equitable Life will provide the following plan recordkeeping services in addition to the services described above:

o     Master Plan and Trust documents approved by the Internal Revenue Service
      (IRS);

o Assistance in interpreting the Master Plan and Trust, including plan installation and ongoing administrative support;

o     Assistance in annual reporting with the IRS and DOL;

o Plan administration manual and forms (including withdrawal, transfer, loan processing, and account allocation forms);

o     Performance of vesting calculations;

o     Performance of special non-discrimination tests applicable to Code
      Section 401(k) plans;

o     Tracking of hardship withdrawal amounts in Code Section 401(k) plans;
      and

o Direct distribution of plan benefits and withdrawals to Participants, including tax withholding and reporting to the IRS.

Any additional services that Equitable Life will provide are indicated in the plan recordkeeping services agreement. This agreement is required for Employers or Plan Trustees who elect the full service recordkeeping option and specifies the fees for the services to be provided. See "MOMENTUM Contract--Charge for Plan Recordkeeping Services" in Part 8.

--------------------------------------------------------------------------------
                            PART 8: DEDUCTIONS AND CHARGES
--------------------------------------------------------------------------------


ALL CONTRACTS

Most charges applied to your Contract apply to all Investment Options. However, Trust Charges to Portfolios and Charges to Investment Funds do not apply to the Guaranteed Interest Account or to the Fixed Maturity Account. See "Allocation of Certain Charges to the Fixed Maturity Account" below.

TRUST CHARGES TO PORTFOLIOS

Investment advisory fees charged daily against the Trust's assets, direct operating expenses of the Trust (such as trustees' fees, expenses of independent auditors and legal counsel, bank and custodian charges and liability insurance), and certain investment-related expenses of the Trust (such as brokerage commissions and other expenses related to the purchase and sale of securities), are reflected in each Portfolio's daily share price. The maximum investment advisory fees paid annually by the Portfolios cannot be increased without a vote of that Portfolio's shareholders. The maximum fees are as follows:

                         DAILY AVERAGE NET ASSETS
                     -------------------------------
                        FIRST
                        $350     NEXT $400  OVER $750
                       MILLION    MILLION    MILLION
                     ---------  ---------  ---------
Common Stock,
 Money Market
 and Balanced ......    .400%      .375%      .350%
Aggressive Stock
 and Intermediate
 Government
 Securities ........    .500%      .475%      .450%
High Yield, Global,
 Conservative
 Investors and
 Growth Investors  .    .550%      .525%      .500%


                      DAILY AVERAGE NET ASSETS
                  -------------------------------
                     FIRST
                     $500     NEXT $500   OVER $1
                    MILLION    MILLION    BILLION
                  ---------  ---------  ---------
Quality Bond and
 Growth and
 Income .........    .550%      .525%      .500%


                   FIRST
                   $750     NEXT $750  OVER $1.5
                  MILLION    MILLION    BILLION
                ---------  ---------  ---------
EQUITY INDEX  .    .350%      .300%      .250%

                    FIRST
                    $500      NEXT $1   OVER $1.5
                   MILLION    BILLION    BILLION
                 ---------  ---------  ---------
International  .    .900%      .850%      .800%


Investment advisory fees are established under investment advisory agreements between the Trust and its investment adviser, Alliance. All of these fees and expenses are described more fully in the Trust prospectus. Since Trust shares are purchased at their net asset value, these fees and expenses are, in effect, passed on to the Separate Account and are reflected in the Accumulation Unit Values for the Investment Funds.


CHARGES FOR STATE PREMIUM AND OTHER
APPLICABLE TAXES

Currently, we deduct a charge for applicable taxes, such as state or local premium taxes, from the amount applied to provide an annuity distribution option if elected. The current tax charge that might be imposed varies by state and ranges from 0% to 3.5%; however, the rate is 1% in Puerto Rico and 5% in the Virgin Islands.

We reserve the right to deduct any such charge from each contribution or from distributions or upon termination. If we have deducted any applicable tax charges from contributions, we will not deduct a charge for the same taxes at a later time. If, however, an additional tax is later imposed upon us when you withdraw from, terminate or annuitize, we reserve the right to deduct a charge at such time.

--------------------------------------------------------------------------------
    EQUI-VEST IRA, QP IRA, SEP AND NQ CONTRACTS (SERIES 300 AND 400 ONLY)
--------------------------------------------------------------------------------


CHARGES TO INVESTMENT FUNDS

We make a daily charge at a guaranteed maximum effective annual rate of 1.35% against the assets held in each of the Investment Funds. This charge is reflected in the Accumulation Unit Values for the particular Investment Fund and covers mortality and expense risk charges of 1.10% and expenses of .25%. For a limited period of time we will charge .24% against the assets of the Intermediate Government Securities, Quality Bond, High Yield, Growth

EQUI-VEST IRA, QP IRA, SEP AND NQ CONTRACTS (SERIES 300 AND 400 ONLY)
(Continued)

& Income, Equity Index, Global, International, Conservative Investors and Growth Investors Funds for expenses.

The mortality and expense risk charge is comprised of .60% for mortality risk and .50% for expense risk, although the allocation of these risk charges may vary. We assume a mortality risk by (a) our obligation to pay a death benefit that will not be less than the total value of all contributions made (less any applicable taxes) adjusted for total withdrawals, (b) our obligation to make annuity payments for the life of the Annuitant under guaranteed fixed annuity options, regardless of the Annuitant's longevity, (c) our guarantees relating to annuity purchase rates, the actuarial basis for which can be changed only for new contributions and only on the fifth anniversary of the Contract Date and every five years thereafter, and (d) our obligation to waive the contingent withdrawal charge upon the payment of a death benefit.

The expense risk we assume is the risk that, over time, our actual expense of administering the Contracts may exceed the amounts realized from the expense charge and the annual administrative expense charge. Part of the mortality and expense risk charge may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the Contracts to the extent that the charge is not needed to meet the actual expenses incurred.

The charge for expenses, together with the annual administrative charge described below, is designed to reimburse us for our costs in providing administrative services in connection with the Contracts, and is not designed to include an element of profit.

ANNUAL ADMINISTRATIVE CHARGE


On the last Business Day of each Contract Year, we deduct from the Annuity Account Value an annual administrative charge equal to the lesser of $30 or 2% of the Annuity Account Value on such Business Day for the first two Contract Years, and $30 for each Contract Year thereafter. This charge is deducted on a pro rata basis from the Investment Funds and the Guaranteed Interest Account, and from the Fixed Maturity Account should collection from the other Options be insufficient and we have not been otherwise reimbursed. This charge will be prorated for a fractional year if, before the end of the Contract Year, you surrender your Contract, the Annuitant dies or you elect an annuity distribution option. Accumulation Units will be redeemed in order to pay any portion of the charge deducted from an Investment Fund. Any portion of the charge deducted from the Guaranteed Interest Account or Fixed Maturity Account is withdrawn in dollars.

We reserve the right to increase this charge if our administrative costs increase, but the charge is guaranteed never to exceed $65 annually, subject to applicable law. We also reserve the right to eliminate the administrative charge for IRA, SEP, SARSEP Contracts and NQ Contracts having a minimum Annuity Account Value of a specified amount currently set at $20,000 (IRA, SEP, and SARSEP) and $25,000 (NQ), on the last Business Day of each Contract Year. We also reserve the right to deduct this charge on a quarterly, rather than annual, basis.


CONTINGENT WITHDRAWAL CHARGE

No sales charges are deducted from contributions. However, to assist us in defraying the various sales and promotional expenses incurred in connection with selling the Contracts, we assess a charge on amounts withdrawn when you make a partial withdrawal or terminate your Contract if the amount withdrawn is in excess of the free corridor amount (defined below) or if no exception applies. The amount of the withdrawal and the applicable withdrawal charge are deducted pro rata from the Investment Funds and the Guaranteed Interest Account and from the Fixed Maturity Account should collection from the other Options be insufficient. The amount deducted to pay the withdrawal charge is also subject to the withdrawal charge.


The contingent withdrawal charge is equal to 6% of the amount attributable to withdrawn contributions which have been made in the current and five prior Contract Years. In the case of a termination, we will pay the greater of (i) the Annuity Account Value after the withdrawal charge has been imposed, as described above or (ii) the free corridor amount plus 94% of the remaining Annuity Account Value. For purposes of calculating the withdrawal charge (i) we treat contributions as being withdrawn before earnings on a first-in, first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of contributions. Although we treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge, the Federal income tax law treats earnings on NQ Contracts as withdrawn first. See "Part 10: Federal Tax and ERISA Matters."


We reserve the right to change the amount of the contingent withdrawal charge, provided that it will not exceed 6% of the amount deemed attributable to withdrawn contributions. Applicable regulations

EQUI-VEST IRA, QP IRA, SEP AND NQ CONTRACTS (SERIES 300 AND 400 ONLY)
(Continued)


would not permit such a change where it would be unfairly discriminatory to any person. Moreover, the withdrawal charge will be reduced if needed in order to comply with any state law that applies. See New York
Contracts--Fixed Maturity Account below. The tax consequences of withdrawals are discussed under "Part 10: Federal Tax and ERISA Matters."


Free Withdrawal Amount (Free Corridor)

No withdrawal charge will be applied during any Contract Year in which the amount withdrawn is less than or equal to 10% of the Annuity Account Value at the time the withdrawal is requested minus any amount previously withdrawn during that Contract Year. This 10% portion is called the FREE CORRIDOR AMOUNT. Any withdrawal requested that exceeds the free corridor amount will be subject to the contingent withdrawal charge, unless one of the following exceptions applies.

Exceptions to the Contingent Withdrawal Charge


A contingent withdrawal charge will not apply upon any of the events listed below.

o     the Annuitant dies and a death benefit is payable to the beneficiary, or

o we receive a properly completed election form providing for the Annuity Account Value to be used to buy a life contingent annuity.

A contingent withdrawal charge will not apply in the following events. However, we reserve the right to impose a contingent withdrawal charge, in accordance with your Contract and applicable state law, for pre-existing conditions or conditions which began within 12 months of your Contract Date for these events:


o the Annuitant has qualified to receive Social Security disability benefits as certified by the Social Security Administration, or

o we receive proof satisfactory to us that the Annuitant's life expectancy is six months or less (such proof must include, but is not limited to, certification by a licensed physician), or

o the Annuitant has been confined to a nursing home for more than a 90 day period (or such other period, if required in your state) as verified by a licensed physician. A nursing home for this purpose means one which is
      (a) approved by Medicare as a provider of skilled nursing care service, or (b) licensed as a skilled nursing home by the state or territory in which it is located (it must be within the United States, Puerto Rico, U.S. Virgin Islands, or Guam) and meets all of the following:

  -- its main function is to provide skilled, intermediate, or custodial nursing care;
  --    it provides continuous room and board to three or more persons;
  --    it is supervised by a registered nurse or licensed practical nurse;
  --    it keeps daily medical records of each patient;
  --    it controls and records all medications dispensed; and
  --    its primary service is other than to provide housing for residents.


Additionally, a withdrawal charge will not apply to an IRA, QP IRA, or SEP Contract upon the following events:


o the Annuitant has completed at least six Contract Years and has attained age 59 1/2 or

o a request is made for a refund of a contribution in excess of amounts allowed to be contributed under the Code within one month of the date on which the contribution is made.


New York Contracts--Fixed Maturity Account

For Contracts issued in New York, the contingent withdrawal charge applicable to contributions to the Fixed Maturity Account (including amounts transferred to that Account from the other Investment Options) and which are withdrawn from the Fixed Maturity Account, will never exceed 6%; however, the contingent withdrawal charge could be lower.

For the Fixed Maturity Account, the contingent withdrawal charge will be the greater of that determined by applying the New York Declining Scale ("Declining Scale") and the New York Alternative Scale ("Alternative Scale"), not to exceed 6%. As to the withdrawal of amounts that have been transferred within the Fixed Maturity Account from one Maturity Period to another, the Alternative Scale is applied if it produces a higher charge than the Declining Scale.

EQUI-VEST IRA, QP IRA, SEP AND NQ CONTRACTS (SERIES 300 AND 400 ONLY)
(Continued)


 DECLINING SCALE           ALTERNATIVE SCALE
-------------------------  -------------------------
Year of Investment in      Year of Transfer within
 Fixed Maturity Account*    Fixed Maturity Account*
 Within Year 1     6%         Within Year 1   5%
         2         6%               2         4%
         3         5%               3         3%
         4         4%               4         2%
         5         3%               5         1%
         6         2%      After Year 5       0%
After Year 6       0%
                           Not to exceed 1% times
                           the number of years
                           remaining in Maturity
                           Period, rounded to the
                           higher number of years.
                           In other words, if 4.3
                           years remain, it would be
                           a 5% charge.
-----------------  ------  -------------------------



   * Measured from the Contract Anniversary Date prior to the date of the contribution or transfer.

For example, compare the withdrawal charge that would be applicable to a withdrawal from a Series 400 Contract that has an Annuity Account Value of $10,000--$8,000 from contributions made three years ago and $2,000 from positive investment performance.

o For any contributions withdrawn in the first six years after they are made, the normal Series 400 withdrawal charge would be $480 (6% of $8,000). However, if the contributions were made to the Fixed Maturity Account, the withdrawal charge would be lower. According to the New York Declining Scale described above, in the third year, the withdrawal charge would be limited to 5% of the $8,000, or $400.

o Now assume that, although the contributions had been made to the Fixed Maturity Account three years ago, they were transferred to a new Maturity Period within the Fixed Maturity Account in the third year, and further assume that there is exactly one year remaining in the Maturity Period to which the amounts were transferred. Because there was a transfer within the Fixed Maturity Account, the New York Alternative Scale may now apply. Based on this Scale, a contribution that was so transferred will be subject to a 5% withdrawal charge, if withdrawn in the year of the transfer, such charge not to exceed 1% for each year remaining in the Maturity Period. Since, in this example, the time remaining is exactly one year, the Alternative Scale would limit the withdrawal charge to 1%. However, New York regulations allow that the greater of the Declining Scale or the Alternative Scale is used. Therefore, the withdrawal charge would be 5%, or $400, based on the Declining Scale.

o In no event would the contingent withdrawal charge exceed that otherwise applicable under the Contract; application of the New York Scale can only result in a lower charge. Thus, if a contribution had been in the Contract for more than six years and was thus exempt from a withdrawal charge, no such charge would be applicable.

o For withdrawals from an Investment Option other than the Fixed Maturity Account, the amount available for withdrawal without a contingent withdrawal charge is reduced by the amount of contributions in the Fixed Maturity Account to which no withdrawal charge applies.

o As of any date on which 50% or more of your Annuity Account Value is held in the Fixed Maturity Account, the Free Corridor Amount is zero.

o If you have not made a prior election for the reinvestment of your Maturity Amount when it reaches the Expiration Date, such Amount will be reinvested in whichever Fixed Maturity Period then offered has the nearest Expiration Date; if no Fixed Maturity Periods are being offered, it will be reinvested in the Money Market Fund.

The potential for the contingent withdrawal charge applicable to withdrawals from the Fixed Maturity Account to be lower than the otherwise applicable charge and the potential for the Free Corridor Amount to also be lower than that which would otherwise apply should be considered in making allocations to, or transfers to or from, the Fixed Maturity Account.


ALLOCATION OF CERTAIN CHARGES TO THE
FIXED MATURITY ACCOUNT


The annual administration charge and the contingent withdrawal charge will be deducted from the Guaranteed Interest Account and the Investment Funds, as discussed above. In the event that amounts in those Options are insufficient to cover these charges, we reserve the right to deduct those charges from the Fixed Maturity Periods. Charges applied to the Fixed Maturity Periods are considered withdrawals and, as such, will result in a market value adjustment. See "Part 5: The Fixed Maturity Account."


CHARGE ON THIRD PARTY TRANSFER OR EXCHANGE

If you ask us to make a direct transfer to a third party of amounts under your Contract, or request that your Contract be exchanged for another con-

EQUI-VEST IRA, QP IRA, SEP AND NQ CONTRACTS (SERIES 300 AND 400 ONLY)
(Continued)

tract or certificate issued by another carrier, we deduct from the Annuity Account Value both a contingent withdrawal charge as described above (if any) and a charge of $25 per occurrence. We reserve the right to increase this $25 fee to a maximum of $65 for each direct transfer or exchange.


--------------------------------------------------------------------------------
 ALL EQUI-VEST EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP AND NQ
                      (SERIES 100 AND 200 ONLY)
--------------------------------------------------------------------------------


LIMITATION ON CHARGES

Under the terms of these Contracts, for the Money Market, Balanced, Common Stock and Aggressive Stock Funds, the aggregate amount of the Separate Account charge made to those Funds, the Trust charges for investment advisory fees and the direct operating expenses of the Trust may not exceed a total effective annual rate of 1.75% of the value of the assets held in those Investment Funds.

CHARGES TO INVESTMENT FUNDS

We make a daily charge against the assets held in each of the Investment Funds. This charge is reflected in the Accumulation Unit Values for the particular Investment Fund and covers expenses, expense risks, mortality risks (for the annuity rate guarantee), death benefits (for the minimum death benefit) and financial accounting. For the Money Market, Balanced and Common Stock Funds, the charge is made at an annual rate guaranteed not to exceed 1.49%. For all other Investment Funds, the charge is made at an annual rate guaranteed not to exceed 1.34%.

Specific charges for each series are set forth below:

                   SERIES 100
-----------------------------------------------
                        MONEY MARKET,
                       BALANCED, COMMON   OTHER
                         STOCK FUNDS      FUNDS
                      ----------------  -------
Expenses                     .60%          .60%
Expense Risks                .30           .15
Mortality Risks              .30           .30
Death Benefits               .05           .05
Financial Accounting         .24           .24
--------------------  ----------------  -------

                    SERIES 200
-------------------------------------------------
                          MONEY MARKET,
                         BALANCED, COMMON   OTHER
                           STOCK FUNDS      FUNDS
Expenses and Financial
 Accounting                    .25%          .25%
Expense Risks                  .55           .49
Mortality Risks and
 Death Benefits                .60           .60
----------------------  ----------------  -------


The charge for expenses is designed to reimburse us for various research and development costs and for administrative expenses that exceed the annual administrative charge described below. The expense risk we assume is the risk that, over time, our actual administrative expense may exceed the amounts realized from the expense and the annual administrative expense charges, which may not be increased. We assume a mortality risk by (a) our obligation to pay a death benefit that will not be less than the total value of all contributions made (less any applicable taxes) adjusted for total withdrawals, (b) our obligation to make annuity payments for the life of the Annuitant under guaranteed fixed annuity options, regardless of the Annuitant's longevity, (c) our guarantees relating to annuity purchase rates, the actuarial basis for which can be changed only for new contributions and only on the fifth anniversary of the Contract Date and every five years thereafter, and (d) our obligation to waive the contingent withdrawal charge upon the payment of a death benefit. The charge for financial accounting services is designed to reimburse us for our costs in providing those services in connection with the Contracts, and, like the charge for expenses, is not designed to include an element of profit. The total of these charges may be reallocated among the categories of charges shown above; however, we intend to limit any possible reallocation to include only the charges for expense risks, mortality risks and death benefits.


Part of the respective charges for expense risks, mortality risks and death benefits may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the Contracts to the extent that the charges are not needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

Except as discussed below, on the last Business Day of each Contract Year we deduct from the Annuity Account Value an annual administrative charge equal to the lesser of $30 or 2% of the Annuity Account Value on such Business Day (adjusted to include any withdrawals made during the year). This charge is deducted from each Investment Option on a pro rata basis. This charge will be prorated

ALL EQUI-VEST EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP AND NQ (SERIES 100 AND 200 ONLY) (Continued)

for a fractional year if, before the end of the Contract Year, you surrender your Contract, the Annuitant dies or you elect an annuity distribution option. Accumulation Units will be redeemed in order to pay any portion of the charge deducted from an Investment Fund.


Any portion of the charge deducted from the Guaranteed Interest Account is withdrawn in dollars.


Exceptions to Annual Administrative Charge


For IRA, QP IRA, NQ, SEP, Unincorporated Trusteed, and Annuitant-Owned HR-10 Contracts, the charge is zero if the Annuity Account Value is at least $10,000 at the end of the Contract Year.

For TSA, EDC and Corporate Trusteed Contracts, the charge is zero if the Annuity Account Value is at least $25,000 at the end of the Contract Year.


CONTINGENT WITHDRAWAL CHARGE


No sales charges are deducted from contributions. However, to assist us in defraying the various and promotional expenses incurred in connection with selling the Contracts, we assess a charge on amounts withdrawn when you make a partial withdrawal or terminate your Contract if the amount withdrawn is in excess of the free corridor amount (defined below) or if no exception applies. The withdrawal charge is deducted pro rata from the Annuity Account Value in addition to the amount of the requested withdrawal; the amount deducted which is applied to pay the withdrawal charge is also subject to the withdrawal charge.


Free Withdrawal Amount (Free Corridor)


For NQ, Trusteed, TSA and QP IRA Contracts, (but not IRA or QP IRA group Contracts), no withdrawal charge will be applied during any Contract Year in which the amount withdrawn is less than or equal to 10% of the Annuity Account Value at the time the withdrawal is requested minus any amount previously withdrawn during that Contract Year. This 10% portion is called the FREE CORRIDOR AMOUNT. For EDC, SEP, IRA and QP IRA Series 100 and 200 group Contracts, the free corridor amount is available only after three Contract Years have been completed or the Annuitant has reached age 59 1/2.

HOW THE CONTINGENT WITHDRAWAL CHARGE IS APPLIED FOR SERIES 100 AND 200 NQ AND TRUSTEED CONTRACTS

Partial withdrawals in excess of the free corridor amount will be subject to a withdrawal charge of 6% of the amount of the contributions made during the current and five prior Contract Years. In the case of a termination, we will pay the greater of (i) the Annuity Account Value after the withdrawal charge has been imposed, as described above and after giving effect to any outstanding loan balance (including accrued interest), or (ii) the free corridor amount plus 94% of the remaining Annuity Account Value. For NQ Contracts issued to Annuitants age 59 or older, this percentage will be 95% in the fifth Contract Year and 96% in the sixth Contract Year. For Trusteed Contracts issued to Annuitants age 60 or older, this percentage is 95% in the fifth Contract Year. For NQ and Trusteed group Contracts, there is no reduction in the contingent withdrawal charge for older Annuitants (referred to above) in the fifth and sixth Contract Year.

For purposes of calculating the withdrawal charge, (1) we treat contributions as being withdrawn before earnings, on a first-in first-out basis, and (2) amounts withdrawn up to the free corridor amount are not considered a withdrawal of any contributions. Although we treat contributions as withdrawn before earnings for purposes of calculating the withdrawal charge, the federal income tax law treats earnings on NQ Contracts as withdrawn first. See "Part 10: Federal Tax and ERISA Matters."

No charge will be applied to any amount withdrawn from an NQ or Trusteed Contract if:


o the amount withdrawn is applied to the election of a life annuity distribution option; or

o the Annuitant dies and the death benefit is made available to the beneficiary.


No charge will be applied to any amount withdrawn from a Trusteed Contract if:


o the Owner has completed at least five Contract Years and the Annuitant has reached age 59 1/2; or

o a request is made for a refund of an excess contribution within one month of the date on which the contribution is made.


No charge will be applied to any amount withdrawn from a Corporate Trusteed Contract if the Annuitant has reached age 59 1/2 and has either retired or terminated employment, regardless of the number of completed Contract Years.


HOW THE CONTINGENT WITHDRAWAL CHARGE
IS APPLIED FOR SERIES 100 AND 200 IRA, SEP, TSA, EDC AND ANNUITANT-OWNED HR-10 CONTRACTS

Withdrawals under these Contracts and defaulted loan amounts under TSA Contracts (in excess of the free corridor amount, if applicable) may be subject to

ALL EQUI-VEST EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP AND NQ (SERIES 100 AND 200 ONLY) (Continued)

a charge of up to 6% of the amount withdrawn or the defaulted loan amount, as the case may be. The percentage charged will be based on the Contract Year in which the withdrawal is made, as shown below:

     CONTRACT
     YEAR(S)         CHARGE
----------------  ----------
1 through 5       6%*
6 through 8       5
9                 4
10                3
11                2
12                1
13 and later      0


* This percentage will be reduced to 5% for Contracts issued to Annuitants, in year 5, if age 60 or older under individual Contracts only.


The total of all withdrawal charges assessed will not exceed 8% of all contributions made during the current Contract Year and the nine prior Contract Years before the withdrawal is made.


No charge will be applied to any amount withdrawn from an IRA, QP IRA, SEP, TSA, EDC or Annuitant-Owned HR-10 Contract if:


o the Contract Owner has completed at least five Contract Years and the Annuitant has reached age 59 1/2;

o a request is made for a refund of an excess contribution within one month of the date on which the contribution is made;

o the Annuitant dies and the death benefit is made available to the beneficiary;

o the Contract Owner has completed at least five Contract Years, the Annuitant has reached age 55 and the amount withdrawn is used to purchase from us a period certain annuity that extends beyond the Annuitant's age 59 1/2 and allows no prepayment;

o the Contract Owner has completed at least three Contract Years and the amount withdrawn is used to purchase from us a period certain annuity for a term of at least 10 years that allows no prepayment;

o the amount withdrawn is applied to the election of a life contingent annuity distribution option (this form of payment is not available for Annuitants in governmental EDC plans in New York);

o the amount withdrawn is applied to the election of a period certain annuity of at least 15 years, but not in excess of the Annuitant's life expectancy, that allows no prepayment (this provision is available only for Annuitants in governmental EDC plans in New York).

No charge will be applied to any amount withdrawn from a TSA Contract if:


o the Contract Owner has completed at least five Contract Years, has reached age 55 and has separated from service.


No charge will be applied to any amount withdrawn from a SEP Contract funding SARSEP arrangements if:

o the amount withdrawn is a distribution of deferrals disallowed (plus or minus any gain or loss) by reason of the employer's failure to meet the Code's requirement that 50% of eligible employees elect SARSEP within the plan year and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which you were notified of such disallowance; or

o the amount withdrawn is an "excess contribution" (as such term is defined in Section 408(k)(6)(C)(ii) of the Code), plus or minus any gain or loss, and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which the excess contributions were made; or

o the amount withdrawn is an "excess deferral" (as such term is defined in Section 402(g)(2) of the Code), plus or minus any gain or loss, and the request for withdrawal is made by the April 15th of the calendar year following the calendar year in which such excess deferrals were made.


We reserve the right to reduce or eliminate the withdrawal charge in certain cases, including transfers to an IRA or QP IRA from another EQUI-VEST Contract. In no event would such reduction or elimination be permitted where it would be unfairly discriminatory to any person.

The tax consequences of withdrawals are discussed under "Part 10: Federal Tax and ERISA Matters."


As a result of regulations which apply to EDC plans of governmental employers in New York (NY EDC PLANS), EQUI-VEST Contracts which fund New York EDC Plans contain special provisions which apply to all NY EDC Plans whose EQUI-VEST funding arrangements became effective or were renewed on or after July 1, 1989.

ALL EQUI-VEST EDC, TSA AND TRUSTEED CONTRACTS PLUS IRA, QP IRA, SEP AND NQ (SERIES 100 AND 200 ONLY) (Continued)


These provisions permit the automatic termination of all Contracts issued in connection with a NY EDC Plan five years after the effective date (or any renewal date) of its EQUI-VEST funding arrangement without the deduction of any contingent withdrawal charges. If agreed to by the employer and us, the period may be shorter than five years. A decision to permit the automatic termination of all Contracts would result in the transfer of each Contract's Annuity Account Value to a successor funding vehicle designated by the employer.


The employer sponsoring a NY EDC Plan can prevent such a termination and transfer by renewing the EQUI-VEST funding arrangement in a written notice to us which includes a certification of compliance with procedures under the applicable regulations. We are not responsible for the validity of any certification by the employer. The written notice must be received at our Processing Office and accepted by us not later than seven days before the date on which a transfer would otherwise occur.


No further investment experience, whether positive or negative, will be credited under a NY EDC Plan Contract once the Contract terminates. As with other tax-favored retirement programs in which the funding is affected by actions of a sponsoring employer, we are not required to provide Annuitants with information relating to an employer's decision to exercise any termination right.

-------------------------------------------------------------------------------
                                MOMENTUM CONTRACT
-------------------------------------------------------------------------------

LIMITATION ON CHARGES

Under the terms of the MOMENTUM Contract for the Money Market, Balanced, Common Stock and Aggressive Stock Funds, the aggregate amount of the Separate Account charge made to those Funds, the Trust charges for investment advisory fees and the direct operating expenses of the Trust may not exceed a total effective annual rate of 1.75% of the value of the assets held in those Funds for the MOMENTUM Contract.

CHARGES TO INVESTMENT FUNDS

We make a daily charge against the assets held in each of the Investment Funds for expenses of the MOMENTUM Contract. This charge is reflected in the Accumulation Unit Values for the particular Investment Fund and covers expenses, expense risks, mortality (for the annuity rate guarantee), death benefits (for the minimum death benefit) and financial accounting. For the Money Market, Balanced and Common Stock Funds, the charge is made at an annual rate not to exceed 1.49% which consists of .60% for expenses, .30% for expense risks, .30% for mortality risks, .05% for death benefits and .24% for financial accounting. For all other Investment Funds, the charge is made at an annual rate not to exceed 1.34% which consists of .60% for expenses, .15% for expense risks, .30% for mortality risk, .05% for death benefits and .24% for financial accounting.

The charge for expenses is designed to reimburse us for various research and development costs and for administrative expenses that exceed the quarterly administrative charge described below. The expense risk we assume is the risk that, over time, our actual expense of administering the MOMENTUM Contract may exceed the amounts realized from the expense and the quarterly administrative expense charges. We assume a mortality risk by (a) our obligation to pay a death benefit that will not be less than the total value of all contributions made (less any applicable taxes) adjusted for total withdrawals, (b) our obligation to make annuity payments for the life of the Annuitant under guaranteed fixed annuity options, regardless of the Annuitant's longevity, (c) our guarantees relating to annuity purchase rates, the actuarial basis for which can be changed only for new contributions and only on the fifth anniversary of the Contract Date and every five years thereafter, and (d) our obligation to waive the contingent withdrawal charge upon the payment of a death benefit. The charge for financial accounting services is designed to reimburse us for our costs in providing those services in connection with the MOMENTUM Contract, and, like the charge for expenses, is not designed to include an element of profit.

Under the MOMENTUM Contract, the total of these charges may be reallocated among the categories of charges discussed above. However, notwithstanding provisions of the Momentum Contract, we intend to limit any possible reallocation to include only the charges for expense risks, mortality risks and death benefits.

Part of the respective charges for expense risks, mortality risks and death benefits may be considered to be an indirect reimbursement for certain sales and promotional expenses relating to the MOMENTUM Contract to the extent that the charges are not needed to meet the actual expenses incurred.

QUARTERLY ADMINISTRATIVE CHARGE

Except as discussed below, on the last Business Day of each calendar quarter we deduct from each Retirement Account Value an administrative charge which is currently equal to $7.50 or, if less, .50% of the total of the Retirement Account Value plus the amount of any Active Loan. This charge is deducted by Source from each Investment Option in a specified order described under "How We Deduct the Quarterly Administrative Charge" in the SAI.

Any portion of the charge deducted from an Investment Fund will reduce the number of Accumulation Units you have in that Investment Fund. Any portion of the charge deducted from the Guaranteed Interest Account is withdrawn in dollars.

There is currently no charge for any calendar quarter in which the Retirement Account Value plus any Active Loan is at least $25,000 as of the last Business Day of that quarter. We reserve the right to increase this charge if our administrative costs increase. We will give Employers or Plan Trustees 90 days written notice of any increase. We may also reduce this charge under certain circumstances. See "Special Circumstances" in this Section.

You, as Employer, may choose to have this quarterly administrative charge billed to you directly.

CHARGE FOR PLAN RECORDKEEPING
SERVICES

The annual charge for the basic plan recordkeeping option is $300 (pro-rated in the first year) and will be billed directly to the Employer. The $300 charge is not imposed on plans that converted to the MOMENTUM Contract from our EQUI-VEST Corporate Trusteed Contract. Employers may enter into a written agreement with Equitable Life for direct distribution of plan benefits and withdrawals to Participants, including tax withholding and reporting to the IRS. For this service, a $25 checkwriting fee shall be charged by Equitable Life for each check drawn. We reserve the right to increase these charges if our plan recordkeeping costs increase. We will give Employers or Plan Trustees 90 days written notice of any increase.

There are additional charges if the Employer or Plan Trustee elects to use our full service plan recordkeeping option; these additional charges will depend upon the service used. Employers will be required to execute an agreement governing additional recordkeeping services and related charges.

CONTINGENT WITHDRAWAL CHARGE

No sales charges are deducted from contributions. However, to assist us in defraying the various sales and promotional expenses incurred in connection with selling the MOMENTUM Contract, we assess a sales charge on amounts withdrawn from Retirement Account Values. Under certain conditions, the contingent withdrawal charge will not apply to some or all of the amount withdrawn.

Free Withdrawal Amount (Free Corridor)

Subject to certain restrictions, no withdrawal charge will be applied during any Participation Year in which the amount withdrawn does not exceed 10% of the sum of the Retirement Account Value and any Active Loan at the time the withdrawal is requested, minus any amount previously withdrawn during that Participation Year (including any defaulted loan amounts and forfeited amounts). This 10% portion is called the FREE CORRIDOR AMOUNT.

If you, as the Employer, have transferred your plan assets to the MOMENTUM Program from another qualified plan and we have not yet received from you the allocation of values among Participants, we will treat the total amount we hold as one Retirement Account Value. Withdrawals from this Retirement Account Value will not have the benefit of a free corridor amount. However, once the amount we hold is allocated among the various Participants, withdrawals will have the benefit of the free corridor amount.

How the Contingent Withdrawal Charge is
Applied

Partial withdrawals in excess of the free corridor amount will be subject to a withdrawal charge of 6% of the lesser of (i) such excess or (ii) the amount of the withdrawal attributable to contributions made by or on behalf of the Participant during the current and five prior Participation Years.

In the case of a full withdrawal of a Retirement Account Value, the plan will receive from us the greater of your Retirement Account Value after the withdrawal charge of 6% has been imposed upon the amount of the contributions made by or on behalf of a Participant during the current and five prior

Participation Years, or the free corridor amount plus 94% of the sum of the remaining Retirement Account Value and any Active Loan, less the Active Loan. This charge will also apply in the case of a termination of participation under the MOMENTUM Contract by the Employer or Plan Trustee.

The withdrawal charge described above is deducted from the Retirement Account Value in addition to the amount of the requested withdrawal; the portion of the amount withdrawn that is applied to pay the withdrawal charge is also subject to the withdrawal charge.

For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, (2) amounts withdrawn up to the free corridor amount will not be considered a withdrawal of any contributions and (3) Active Loans do not include takeover loans for this purpose.

If a portion of your Retirement Account Value is forfeited under the terms of your plan, we will assess a withdrawal charge only against vested contribution amounts. Under Basic Service, the Plan Trustee must tell us the vested balance. The balance of the withdrawal charge will be waived at that time. However, if you, as the Employer or Plan Trustee, withdraw the forfeited amount from the MOMENTUM Contract before it is reallocated to other Participants, you will incur the balance of the withdrawal charge at that time.

No charge will be applied to any amount withdrawn, if:

o the amount withdrawn is applied to the election of a life annuity distribution option;

o     you die;

o you have been a Participant for at least five Participation Years and have reached age 59 1/2;

o you have reached age 59 1/2 and have separated from service (regardless of the number of Participation Years);

o the amount withdrawn is the result of a request for a refund of "excess contributions" or "excess aggregate contributions" as such terms are defined in Section 401(k)(8)(B) and 401(m)(6)(B), respectively, of the Code, including any gains or losses, and the withdrawal is made no later than the end of the plan year following the plan year for which such contributions were made;

o the amount withdrawn is a request for a refund of "excess deferrals" as such term is defined in Section 402(g)(2) of the Code, including any gains or losses, provided the withdrawal is made no later than April 15, following the calendar year in which such excess deferrals were made;

o the amount withdrawn is a request for a refund of contributions made due to mistake of fact made in good faith, provided the withdrawal is made within 12 months of the date such mistake of fact contributions were made and any earnings attributable to such contributions are not included in such withdrawal;

o the amount withdrawn is a request for a refund of contributions disallowed as a deduction by the Employer for Federal income tax purposes, provided such withdrawal is made within 12 months after the disallowance of the deduction has occurred and no earnings attributable to such contributions are included in such withdrawal; or

o     the amount withdrawn is a withdrawal for disability as defined in
      Section 72(m) of the Code.

In addition, there will be no contingent withdrawal charge imposed on any Annuity Account Value under an EQUI-VEST Corporate Trusteed certificate when it is converted to a MOMENTUM Contract. For purposes of calculating any contingent withdrawal charge under the MOMENTUM Contract, we will carry over the history of the contributions made under a converted EQUI-VEST certificate. For example, if an EQUI-VEST Corporate Trusteed certificate was purchased on behalf of a Participant on June 1, 1987 with a single $5,000 contribution, we will continue to treat the $5,000 contribution as made on June 1, 1987 under the MOMENTUM Contract. This means that you will not lose the benefit of "aging" contributions by converting EQUI-VEST certificates to the MOMENTUM Contract.

PLAN LOAN CHARGES

A $25 loan set-up charge will be deducted from your Retirement Account Value at the time a plan loan is made. Also, we will deduct a recordkeeping charge of $6 from your Retirement Account Value on the last Business Day of each calendar quarter if there is an Active Loan on that date. The $6 per quarter recordkeeping charge, but not the $25 set-up charge, will be applicable to takeover loans and to loans converted from EQUI-VEST Corporate Trusteed to MOMENTUM.

Your employer may elect to pay these charges. These charges are intended to reimburse us for the added administrative costs associated with processing loans. We reserve the right to increase these administrative charges if our costs increase. We will give Employers or Plan Trustees 90 days written notice of any increase.

Any defaulted loan amount will incur a contingent withdrawal charge as described above under "Contingent Withdrawal Charge."

SPECIAL CIRCUMSTANCES

Subject to any necessary governmental or regulatory approvals, the contingent withdrawal charge, quarterly administrative charge, loan charges and basic plan recordkeeping fee for a particular plan participating under the Contract may be reduced or eliminated when sales are made in a manner that results in savings of sales or administrative expenses. The entitlement to such a reduction or elimination will be determined by us based on factors such as the number of Participants, performance of sales or administrative functions by the Employer or plan administrator, frequency of contributions or the use of automated techniques in transmitting data.

-------------------------------------------------------------------------------
                           PART 9: VOTING RIGHTS
-------------------------------------------------------------------------------


TRUST VOTING RIGHTS

As explained previously, contributions allocated to the Investment Funds are invested in shares of the corresponding Portfolios of the Trust. Since we own the assets of the Separate Account, we are the legal owner of the shares and, as such, have the right to vote on certain matters. Among other things, we may vote:

o     to elect the Trust's Board of Trustees,

o     to ratify the selection of independent auditors for the Trust, and

o on any other matters described in the Trust's current prospectus or requiring a vote by shareholders under the 1940 Act.


Because the Trust is a Massachusetts business trust, annual meetings are not required. Whenever a shareholder vote is taken, we will give Contract Owners and Employers, if appropriate, the opportunity to instruct us how to vote the number of shares attributable to their Contracts. If we do not receive instructions in time from all Contract Owners and Employers, if appropriate, we will vote the shares of a Portfolio for which no instructions have been received in the same proportion as we vote shares of that Portfolio for which we have received instructions. We will also vote any shares that we are entitled to vote directly because of amounts we have in an Investment Fund in the same proportions that Contract Owners vote.


All Trust shares are entitled to one vote. Fractional shares will be counted. Voting generally is on a Portfolio-by-Portfolio basis except that shares will be voted on an aggregate basis when universal matters, such as election of Trustees and ratification of independent auditors, are voted upon. However, if the Trustees determine that shareholders in a Portfolio are not affected by a particular matter, then such shareholders generally would not be entitled to vote on that matter.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in Applicable Law and Otherwise," below) may require Contract Owner approval. In that case, Contract Owners will be entitled to one vote for each Accumulation Unit they have in the Investment Funds. We will cast votes attributable to any amounts we have in the Investment Divisions in the same proportion as votes cast by Contract Owners.

VOTING RIGHTS OF OTHERS

Currently, we control the Trust. Trust shares are held by other separate accounts of ours and by separate accounts of insurance companies affiliated and unaffiliated with us. Shares held by these separate accounts will probably be voted according to the instructions of the owners of insurance policies and contracts issued by those insurance companies. While this will dilute the effect of the voting instructions of Contract Owners, we currently do not foresee any disadvantages arising out of this. The Trust's Board of Trustees intends to monitor events in order to identify any material irreconcilable conflicts that possibly may arise and to determine what action, if any, should be taken in response. If we believe that the Trust's response to any of those events insufficiently protects our Contract Owners, we will see to it that appropriate action is taken to protect our Contract Owners.

CHANGES IN APPLICABLE LAW

The voting rights we describe in this prospectus are created under applicable Federal securities laws. To the extent that those laws or the regulations promulgated under those laws eliminate the necessity to submit matters for approval by persons having voting rights in separate accounts of insurance companies, we reserve the right to proceed in accordance with those laws or regulations.

-------------------------------------------------------------------------------
                    PART 10: FEDERAL TAX AND ERISA MATTERS
-------------------------------------------------------------------------------


ANNUITIES


This prospectus briefly describes our understanding of the current Federal income tax rules that apply to an annuity purchased with after-tax dollars (non-qualified annuity) and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (qualified annuity). A qualified annuity may be purchased under a TSA, IRA, QP IRA, SEP or EDC plan (EQUI-VEST only) or qualified plan (plans funded by Trusteed and Annuitant-Owned HR-10 contracts and the MOMENTUM program). Rights and benefits of the Annuitant or Participant under an annuity purchased to fund a tax-favored retirement program may be restricted in order to qualify for its special treatment under Federal tax law.


Additional tax information appears in the SAI. This prospectus and the SAI do not provide detailed tax information and do not address state and local income and other taxes, or federal gift and estate taxes. Not every Contract has every feature discussed in this section. Please consult a tax adviser when considering the tax aspects of your Contract.


TAXATION OF EQUI-VEST NON-QUALIFIED ANNUITIES

Equitable has designed the EQUI-VEST Contract to qualify as an "annuity" for purposes of Federal income tax law.

Gains in the Annuity Account Value of the Contract generally will not be taxable to an individual until a distribution occurs, either by a withdrawal of part or all of its value or as a series of periodic payments. However, there are some exceptions to these rules (1) if a Contract fails investment diversification requirements; (2) if an individual transfers a Contract as a gift to someone other than a spouse (or divorced spouse), any gain in its Annuity Account Value will be taxed at the time of transfer; (3) the assignment or pledge of any portion of the value of a Contract will be treated as a distribution of that portion of the Contract; and (4) when an insurance company (or its affiliate) issues more than one non-qualified deferred annuity Contract during any calendar year to the same taxpayer, the contracts are required to be aggregated in computing the taxable amount of any distribution.

Corporations, partnerships, trusts and other non-natural persons generally cannot defer the taxation of current income credited to the Contract unless an exception under the Code applies.

Prior to the annuity starting date, any partial withdrawals are taxable to the Contract Owner to the extent that there has been a gain in the Annuity Account Value. The balance of the distribution is treated as a return of the "investment" or "basis" in the Contract and is not taxable. Generally, the investment or basis in the Contract equals the contributions made less any amounts previously withdrawn which were not taxable.


If you surrender your Contract, the distribution is taxable to the extent it exceeds the investment in the Contract.


Once annuity payments begin, a portion of each payment is considered to be a tax-free return of investment based on the ratio of the investment to the expected return under the Contract. The remainder of each payment will be taxable. In the case of a variable annuity, special rules apply if the payments received in a year are less than the amount permitted to be recovered tax-free. After the total investment has been recovered, future payments are fully taxable. If payments cease as a result of death, a deduction for any unrecovered investment will be allowed.


The taxable portion of a distribution is treated as ordinary income and is subject to income tax withholding. See "Federal and State Income Tax Withholding," below. In addition, a penalty tax of 10% applies to the taxable portion of a distribution unless the distribution is (1) made on or after the date the taxpayer attains age 59-1/2, (2) made on or after the death of the Contract Owner, (3) attributable to the disability of the taxpayer, (4) part of a series of substantially equal installments as an annuity for the life (or life expectancy) of the taxpayer or the joint lives (or joint life expectancies) of the taxpayer and a beneficiary, or (5) with respect to income allocable to amounts contributed to an annuity contract prior to August 14, 1982 which are transferred to the Contract in a tax-free exchange.

If, as a result of the Annuitant's death, the beneficiary is entitled to receive the death benefit described in Part 6, the beneficiary is generally subject to the same tax treatment as the Contract Owner (discussed above), had the Contract Owner surrendered the contract.


If the beneficiary elects to take the death benefit in the form of a life income or installment option, the election should be made within 60 days after the day on which a lump sum death benefit first becomes payable and before any benefit is actually paid. The tax computation will reflect your investment in the Contract.


Special distribution requirements apply upon the death of the owner of a non-qualified annuity. See "Part 5--Tax Rules: Special Aspects" in the SAI.


SPECIAL RULES FOR TAX-FAVORED
RETIREMENT PROGRAMS


An annuity contract may be used to fund certain employer-sponsored retirement programs.

The Code describes how a retirement program can qualify for tax-favored status and sets requirements for various features including: participation, nondiscrimination, vesting and funding; limits on contributions, distributions and benefits; penalties; and withholding, reporting and disclosure. This section provides a brief description of the various tax-favored retirement programs which can be funded through EQUI-VEST and MOMENTUM. More information appears in the SAI. Certain tax advantages of a tax-favored retirement program may not be available under state and local tax laws.


TAX-QUALIFIED RETIREMENT PLANS
(QUALIFIED PLANS)

Corporations, partnerships and sole proprietorships may establish qualified plans for the working owners and their employees which provide for contributions to be made to the Contracts. Both employer and employee contributions to these plans are subject to a variety of limitations, some of which are discussed here briefly. Certain penalties for violating contribution limits are discussed further in the SAI. Qualified plans must not discriminate in favor of highly compensated employees. In addition, "top heavy" rules apply to plans where more than 60% of the account balances are allocated to "key employees" as defined in the Code. See your tax adviser for more information.


The annual limit of employer and employee contributions (as defined in Section 415(c) of the Code) which may be made on behalf of an employee to all of the defined contribution plans of an employer is the lesser of $30,000 or 25% of compensation or earned income. Compensation or earned income in excess of $150,000 cannot be considered in calculating contributions to the plan. This amount may be adjusted for cost of living changes in future years. Any reallocated forfeitures and voluntary nondeductible employee contributions will generally be included for purposes of the contribution limit. Salary reduction contributions made under a cash or deferred arrangement (401(K) PROGRAM) are limited to $7,000, as adjusted annually for cost of living changes. In 1996, the annual dollar limit on these "elective deferrals" is $9,500. This limit applies to the aggregate of all elective deferrals under all tax-favored plans in which the individual participates, including those made under SARSEPs, EDC plans and TSAs.


Special limits on contributions apply to anyone who participates in more than one qualified plan or who controls another trade or business. There is also an overall limit on the total amount of contributions and benefits under all tax-favored retirement programs in which a person participates.

In certain cases a Contract may be funded by a tax-deferred rollover contribution not subject to the above limits.

TAX-SHELTERED ANNUITY
(TSAS) ARRANGEMENTS


An employee of an employer which is either (i) an organization described in
Section 501(c)(3) of the Code which is exempt from Federal income tax under
Section 501(a) of the Code or (ii) a state, political subdivision of a state, or an agency or instrumentality of any one or more of these entities (but only where the employee performs services for an educational organization described in Section 170(b)(1)(A)(ii) of the Code) may exclude from Federal gross income for a tax year contributions made by the employer to a TSA Contract. Some or all of the contributions may be made under a salary reduction agreement between the employee and the employer, subject to certain limitations. Generally, the contribution limit is the lowest of the following: (1) the annual exclusion allowance for the employee (20% of includable salary times years of service less previous contributions to qualified plans, TSAs and EDC plans), (2) the annual limit on employer contributions to defined contribution plans and (3) the annual limit on all elective deferrals. Items 2 and 3 are discussed in "Tax Qualified Retirement Plans (Qualified Plans)," above. Contributions to a TSA Contract under a salary reduction agreement cannot exceed $9,500 per year. Special provisions may allow "catch-up" contributions to compensate for smaller contributions made in previous years. In addition, there may be adverse tax consequences for excess elective deferrals. See "Penalties for Excess Defer-rals" in Part 5 of the SAI. Tax-free transfer or rollover contributions from another TSA arrangement are not subject to the above limits. Note, however, that the maximum salary reduction contribution that may be made by an annuitant who participates both in a TSA arrangement and an EDC plan will be limited to the maximum allowed under Code Section 457 (i.e., generally $7,500).

Employees are permitted to enter into only one salary reduction agreement per year with each Employer. Because the salary reduction agreement is between the TSA plan participant and the Employer, Equitable Life and its Agents are not responsible for monitoring such agreements.


DISTRIBUTIONS FROM QUALIFIED PLANS
AND TSAS


Amounts held under qualified plans and TSAs are generally not subject to Federal income tax until benefits are distributed. Generally, amounts distributed are fully taxable as ordinary income. For rules requiring 20% Federal income tax withholding applicable to certain distributions from qualified plans or TSAs, see "Federal and State Income Tax Withholding" below. In addition, qualified plan and TSA distributions may be subject to additional tax penalties. For information regarding tax penalties which may apply, see "Penalty Tax on Early Distributions" and "Tax Penalties for Insufficient Distributions" later in this section. The SAI contains additional information about qualified plan distributions, including penalties on excessive retirement plan distributions.

Loans may be made from a qualified plan or TSA plan, which permits them, without being treated as a distribution. However, if the amount of the loan exceeds permissible limits under the Code when made, the amount of the excess is treated (solely for tax purposes) as a taxable distribution. Additionally, if the loan is not repaid at least quarterly amortizing interest and principal, the amount not repaid when due may be treated as a taxable distribution. Under Proposed Treasury Regulations which are not yet effective, the IRS would require the entire unpaid balance of the loan to be includible in income in the year of the default. See the discussion in Part 6 under "Loans (for TSA and Corporate Trusteed only)," the discussion below and in Part 4 of the SAI for certain additional Equitable Life, Code and ERISA rules covering loans from qualified plans or TSAs.

In certain cases, direct transfers between TSA issuers are not treated as taxable distributions. A tax-deferred rollover, if permitted, can also postpone taxation. See "Tax-Free Rollover," in this section.


If a Contract is surrendered for its value, the distribution is taxable to the extent the amount received exceeds the basis (if any). A taxpayer will have a basis in the Contract if, for example, after-tax contributions have been made.


The amount of any partial distribution from a qualified plan or a TSA prior to the annuity starting date is generally taxable, except to the extent that the distribution is treated as a withdrawal of after-tax contributions. Distributions are normally treated as pro rata withdrawals of after-tax contributions and earnings on those contributions.


If an annuity distribution option is elected, any basis will be recovered under the rules which apply to non-qualified annuities. See "Taxation of Non-qualified Annuities."


Qualified plan distributions (but not TSAs) may be eligible for the special tax treatment accorded lump sum distributions (favorable five-year averaging, and in certain cases, favorable ten-year averaging and long-term capital gain treatment). This treatment is not available unless the balance to the credit of a plan participant who has participated in the plan for at least five years is paid to the recipient within one taxable year, and is payable (i) after the participant attains age 59-1/2 or (ii) on account of the participant's (a) death, (b) separation from service (not applicable to self-employed individuals), or (c) disability (applicable only to self-employed individuals).


The rules governing taxation of distributions made on account of the death of the Annuitant in a qualified plan or TSA are similar to those governing death benefit distributions in non-qualified annuities. See "Taxation of Non-Qualified Annuities," above. In some instances, distributions from a qualified plan or TSA made to a surviving spouse may be rolled over to an IRA or other individual retirement arrangement on a tax-deferred basis. See "Tax Free Rollover," and "Tax-Qualified Individual Retirement Annuities (IRAs)," below.

Tax Free Rollover

Any distribution from a qualified plan or a TSA which is an "eligible rollover distribution" may be rolled over into another eligible retirement plan, either as a direct rollover or a rollover within 60 days of receiving the distribution. To the extent a distribution is rolled over, it remains tax deferred.

A distribution from a qualified plan may be rolled over to another qualified plan which will accept rollover contributions or an individual retirement arrangement; a TSA distribution may be rolled over to another TSA or individual retirement arrange-ment. Death benefits received by a spousal beneficiary may only be rolled over to an IRA.

The taxable portion of most distributions will be eligible for rollover, except as specifically excluded under the Code. Distributions which cannot be rolled over generally include periodic payments for life or for a period of 10 years or more, and minimum distributions required under Section 401(a)(9) of the Code (discussed below). Eligible rollover distributions are discussed in greater detail under "Federal and State Income Tax Withholding", below.


Minimum Distributions After Age 70 1/2

The minimum distribution rules mandate qualified retirement plan participants and TSA annuitants to start taking annual distributions from their retirement plans by age 70 1/2. The distribution requirements are designed to use up the participant's interest in the plan over the individual's life expectancy. Whether the correct amount has been distributed is calculated on a year by year basis; there are no provisions to allow amounts taken in excess of the required amount to be carried over or carried back and credited to other years.

Generally, an individual must take the first required minimum distribution with respect to the calendar year in which the individual turns age 70 1/2. The individual has the choice to take the first required minimum distribution during the calendar year he or she turns age 70 1/2, or to delay taking it until the three month (January 1-April 1) period in the next calendar year. (Distributions must commence no later than the "Required Beginning Date," which is the April 1st of the calendar year following the calendar year in which the individual turns age 70 1/2.) If the individual chooses to delay taking the first annual minimum distribution, then the individual will have to take two minimum distributions in that year--the delayed one for the first year and the one actually for that year. Once minimum distributions begin, they must be made at some time every year.

Some individuals may be entitled to delay commencement of required minimum distributions for all or part of their account balance until after age
70 1/2. Consult your tax adviser to determine whether you may qualify for this exception.

There are two general ways to take minimum distributions--"account based" or "annuity based"--and there are a number of distribution options in both of these categories. These choices are intended to give individuals a great deal of flexibility to provide for themselves and their families.

You should discuss with your tax adviser which minimum distribution options are best for your own personal situation. Individuals who are participants in more than one tax-favored retirement plan may be able to choose different distribution options for each plan.

Generally, the minimum distribution must be calculated annually for, and taken from, each tax qualified retirement plan and TSA. Distributions in excess of the amount required in any year from a qualified plan, for example, will not satisfy the required amount for a TSA the individual also participates in. In Notice 88-38, the IRS indicated that an individual maintaining more than one Code Section 403(b) arrangement may choose to take the annual required minimum distribution for all TSAs from any one or more TSAs the individual maintains, as long as the required distribution is calculated separately for each TSA and all the minimum distribution amounts are added together.

An account based minimum distribution method may be a lump sum payment, or a periodic withdrawal made over a period which does not extend beyond the individual's life expectancy or the joint life expectancies of the individual and a designated beneficiary. In the alternative, an individual could meet the minimum distribution requirements by applying the Retirement Account Value or Annuity Account Value to an annuity over the individual's life or the joint lives of the individual and a designated beneficiary, or over a period certain not extending beyond applicable life expectancies.

If an individual dies before the Required Beginning Date or before distributions in the form of an annuity begin, distributions of the entire interest under the contract must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the Annuitant's death and are made over the beneficiary's life or over a period certain which does not extend beyond the Beneficiary's life expectancy. If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained age 70-1/2. In the alternative, such spouse can roll over the death benefit to an IRA. See "Tax-Free Rollover" above. If an individual dies after the Required Beginning Date or after distributions in the form of an annuity have begun, payments after death must continue to be made at least as rapidly as the payments made before the death of the Annuitant. Distributions received by a beneficiary are generally given the same tax treatment the Annuitant would have received if distribution had been made to the Annuitant.

Limitations on Distributions

Restrictions apply to the salary reduction (elective deferral) portion of a TSA or 401(k) program, including both contributions and earnings. Distributions of restricted salary reduction amounts generally may be made only if the Annuitant attains age 59-1/2, dies, is disabled, separates from service or on account of financial hardship. Hardship withdrawals are limited to the amount actually contributed under a salary reduction agreement, without earnings. These restrictions do not apply to the amount of your TSA Contract as of December 31, 1988 attributable to salary reduction contributions and earnings (or to the extent such amount is properly carried over from an existing TSA to an EQUI-VEST TSA Contract). To take advantage of this grandfathering you must properly notify us in writing at our Processing Office of your December 31, 1988 account balance if you have qualifying amounts transferred to your TSA Contract.

Spousal consent rules

In the case of many qualified plans and certain TSAs, if an Annuitant is married at the time a loan, withdrawal, or other distribution is requested under the Contract, spousal consent is required. In addition, unless the Annuitant elects otherwise with the written consent of the spouse, the retirement benefits payable under the plan or arrangement must be paid in the form of a "qualified joint and survivor annuity" (QJSA). A QJSA is an annuity payable for the life of the Annuitant with a survivor annuity for the life of the spouse in an amount which is not less than one-half of the amount payable to the Annuitant during his or her lifetime. In addition, a married Annuitant's beneficiary must be the spouse, unless the spouse consents in writing to the designation of a different beneficiary.

TAX-QUALIFIED INDIVIDUAL RETIREMENT
ANNUITIES (IRAS)

Your Contract is designed to qualify as an IRA under Section 408(b) of the Code. Your rights under the Contract cannot be forfeited.

This prospectus contains the information which the IRS requires to be disclosed to an individual before he or she purchases an IRA. This section of
Part 10 covers some of the special tax rules that apply to individual retirement arrangements. You should be aware that an IRA is subject to certain restrictions in order to qualify for its special treatment under the Federal tax law.

Further information on IRA tax matters can be obtained from any IRS district office. Additional information regarding IRAs, including a discussion of required distributions, can be found in Internal Revenue Service Publication 590, entitled "Individual Retirement Arrangements (IRAs)," which is generally updated annually.

We have received favorable opinion letters from the IRS approving the forms of the individual Contract and group certificates for all EQUI-VEST Contracts as an IRA. Such IRS approval is a determination only as to the form of the annuity and does not represent a determination of the merits of the annuity as an investment. The Contract is also subject to certain state regulatory requirements.

Cancellation

You can cancel a Contract issued as an IRA by following the directions in
Part 1 under "10-Day Free Look." Since there may be adverse tax consequences if a Contract is cancelled (and because we are required to report to the IRS certain IRA distributions from cancelled IRAs), you should consult with a tax adviser before making any such decision.

Contributions to IRAs

Individuals may make three different types of contributions to purchase an IRA, or as later additions to an existing IRA: "regular" contributions out of earnings, tax-free "rollover" contributions from tax-qualified plans, or direct custodian-to-custodian transfers from other individual retirement arrangements ("direct transfers"). See "Contributions Under the Contracts" in
Part 6. The immediately following discussion relates to "regular" IRA contributions. Transfer and rollover contributions are discussed below under "Tax Free Transfers and Rollovers."

Generally, $2,000 is the maximum amount of deductible and nondeductible contributions which may be made to all IRAs by an individual in any taxable year. The above limit may be less where the individual's earnings are below $2,000. This limit does not apply to rollover or direct transfer contributions into an IRA.

If the individual's spouse does not work or elects to be treated as having no compensation, the individual and the individual's spouse may contribute up to $2,250 to individual retirement arrangements (but no more than $2,000 to any one individual retirement arrangement). The non-working spouse owns his or her individual retirement arrangements, even if the working spouse makes contributions to purchase the spousal individual retirement arrangements.

The amount of IRA contribution for a tax year that an individual can deduct depends on whether the
                               77
individual (or the individual's spouse, if a joint return is filed) is covered by an employer-sponsored tax-favored retirement plan (including a qualified plan, TSA or SEP, but not an EDC plan). If neither the individual nor the individual's spouse is covered during any part of the taxable year by such a plan, then regardless of adjusted gross income (AGI), each working spouse may make a deductible contribution to an IRA for each tax year (MAXIMUM PERMISSIBLE DOLLAR DEDUCTION) up to the lesser of $2,000 or 100% of compensation.


In certain cases, individuals covered by a tax-favored retirement plan include persons eligible to participate in the plan although not actually participating. Whether or not a person is covered by a retirement plan will be reported on an employee's Form W-2.


If the individual is single and covered by such a plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $25,000 and $35,000. If the individual is married and files a joint return, and either the individual or the spouse is covered by such a plan during any part of the taxable year, the deduction for IRA contributions phases out with AGI between $40,000 and $50,000. If the individual is married, files a separate return and is covered by a tax-favored retirement plan during any part of the taxable year, the IRA deduction phases out with AGI between $0 and $10,000. Married individuals filing separate returns must take into account the retirement plan coverage of the other spouse, unless the couple has lived apart for the entire taxable year. If AGI is below the phase-out range, an individual is entitled to the Maximum Permissible Dollar Deduction. In computing the partial IRA deduction the individual must round the amount of the deduction to the nearest $10. The permissible deduction for IRA contributions is a minimum of $200 if AGI is less than the amount at which the deduction entirely phases out.


If the individual (or the individual's spouse, unless the couple has lived apart the entire taxable year and their filing status is married, filing separately) is covered by a tax-favored retirement plan, the deduction for IRA contributions must be computed using one of two methods. Under the first method, the individual determines AGI and subtracts $25,000 if the individual is a single person, $40,000 if the individual is married and files a joint return with the spouse, or $0 if the individual is married and files a separate return. The resulting amount is the individual's Excess AGI. The individual then determines the limit on the deduction for IRA contributions using the following formula:


   $10,000-Excess AGI
 -----------------------        Maximum Permissible              Adjusted Dollar
         $10,000            x     Dollar Deduction        =      Deduction Limit


Under the second method, the individual determines his or her Excess AGI and then refers to the following chart originally prepared by the IRS to determine the deduction.

IRS Chart
-----------------------------------------------------------------------------

                          ESTIMATED DEDUCTION TABLE

If your Maximum Permissible Dollar Deduction is $2,000, use this table to estimate the amount of your contribution which will be deductible.

 EXCESS AGI     DEDUCTION    EXCESS AGI    DEDUCTION    EXCESS AGI    DEDUCTION    EXCESS AGI    DEDUCTION
------------  -----------  ------------  -----------  ------------  -----------  ------------  -----------
    $    0       $2,000        $2,550       $1,490        $5,050        $990        $ 7,550        $490
        50        1,990         2,600        1,480         5,100         980          7,600         480
       100        1,980         2,650        1,470         5,150         970          7,650         470
       150        1,970         2,700        1,460         5,200         960          7,700         460
       200        1,960         2,750        1,450         5,250         950          7,750         450
       250        1,950         2,800        1,440         5,300         940          7,800         440
       300        1,940         2,850        1,430         5,350         930          7,850         430
       350        1,930         2,900        1,420         5,400         920          7,900         420
       400        1,920         2,950        1,410         5,450         910          7,950         410
       450        1,910         3,000        1,400         5,500         900          8,000         400
       500        1,900         3,050        1,390         5,550         890          8,050         390
       550        1,890         3,100        1,380         5,600         880          8,100         380
       600        1,880         3,150        1,370         5,650         870          8,150         370
       650        1,870         3,200        1,360         5,700         860          8,200         360
       700        1,860         3,250        1,350         5,750         850          8,250         350
       750        1,850         3,300        1,340         5,800         840          8,300         340
       800        1,840         3,350        1,330         5,850         830          8,350         330
       850        1,830         3,400        1,320         5,900         820          8,400         320
       900        1,820         3,450        1,310         5,950         810          8,450         310
       950        1,810         3,500        1,300         6,000         800          8,500         300
     1,000        1,800         3,550        1,290         6,050         790          8,550         290
     1,050        1,790         3,600        1,280         6,100         780          8,600         280
     1,100        1,780         3,650        1,270         6,150         770          8,650         270
     1,150        1,770         3,700        1,260         6,200         760          8,700         260
     1,200        1,760         3,750        1,250         6,250         750          8,750         250
     1,250        1,750         3,800        1,240         6,300         740          8,800         240
     1,300        1,740         3,850        1,230         6,350         730          8,850         230
     1,350        1,730         3,900        1,220         6,400         720          8,900         220
     1,400        1,720         3,950        1,210         6,450         710          8,950         210
     1,450        1,710         4,000        1,200         6,500         700          9,000         200
     1,500        1,700         4,050        1,190         6,550         690          9,050         200
     1,550        1,690         4,100        1,180         6,600         680          9,100         200
     1,600        1,680         4,150        1,170         6,650         670          9,150         200
     1,650        1,670         4,200        1,160         6,700         660          9,200         200
     1,700        1,660         4,250        1,150         6,750         650          9,250         200
     1,750        1,650         4,300        1,140         6,800         640          9,300         200
     1,800        1,640         4,350        1,130         6,850         630          9,350         200
     1,850        1,630         4,400        1,120         6,900         620          9,400         200
     1,900        1,620         4,450        1,110         6,950         610          9,450         200
     1,950        1,610         4,500        1,100         7,000         600          9,500         200
     2,000        1,600         4,550        1,090         7,050         590          9,550         200
     2,050        1,590         4,600        1,080         7,100         580          9,600         200
     2,100        1,580         4,650        1,070         7,150         570          9,650         200
     2,150        1,570         4,700        1,060         7,200         560          9,700         200
     2,200        1,560         4,750        1,050         7,250         550          9,750         200
     2,250        1,550         4,800        1,040         7,300         540          9,800         200
     2,300        1,540         4,850        1,030         7,350         530          9,850         200
     2,350        1,530         4,900        1,020         7,400         520          9,900         200
     2,400        1,520         4,950        1,010         7,450         510          9,950         200
     2,450        1,510         5,000        1,000         7,500         500         10,000           0
     2,500        1,500

------------

   Excess AGI =  Your AGI minus your THRESHOLD LEVEL:
                 If you are single, your Threshold Level is $25,000.
                 If you are married, your Threshold Level is $40,000.
                 If you are married and file a separate tax return, your Excess AGI = your AGI.

Contributions may be made for a tax year until the deadline for filing a Federal income tax return for that tax year (without extensions). No contributions are allowed for the tax year in which an individual attains age 70-1/2 or any tax year after that. A working spouse age 70-1/2 or over, however, can contribute up to the lesser of $2,000 or 100% of "earned income" to a spousal IRA for a non-working spouse until the year in which the non-working spouse reaches age 70-1/2.


An individual not eligible to deduct part or all of the IRA contribution may still make nondeductible contributions on which earnings will accumulate on a tax-deferred basis. The deductible and nondeductible contributions may not, however, together exceed the lesser of the $2,000 limit (or $2,250 spousal limit) or 100% of compensation for each tax year. See "Excess Contributions." Individuals must keep their own records of deductible and nondeductible contributions in order to prevent double taxation on the distribution of previously taxed amounts. See "Distributions from IRA Contracts."

An individual making nondeductible contributions in any taxable year, or receiving amounts from any IRA to which he or she has made nondeductible contributions, must file the required information with the IRS. Moreover, individuals making nondeductible IRA contributions must retain all income tax returns and records pertaining to such contributions until interests in such IRAs are fully distributed.

Excess Contributions


Excess contributions to an IRA are subject to a 6% excise tax for the year in which made and for each year thereafter until withdrawn. In the case of "regular" IRA contributions any contribution in excess of the lesser of $2,000 or 100% of compensation or earned income is an "excess contribution," (without regard to the deductibility or nondeductibility of IRA contributions under this limit). Also, any "regular" contributions made after you reach age 70 1/2 are excess contributions. In the case of rollover IRA contributions, excess contributions are amounts which are not eligible to be rolled over (for example, after-tax contributions to a qualified plan or minimum distributions required to be made after age 70 1/2). An excess contribution (rollover or "regular") which is withdrawn, however, before the time for filing the individual's federal income tax return for the tax year (including extensions) is not includable in income and is not subject to the 10% penalty tax on early distributions (discussed below under "Penalty Tax on Early Distributions"), provided any earnings attributable to the excess contribution are also withdrawn and no tax deduction is taken for the excess contribution. The withdrawn earnings on the excess contribution, however, would be includable in the individual's gross income for the tax year in which the excess contribution from which they arose was made and would be subject to the 10% penalty tax. If excess contributions are not withdrawn before the time for filing the individual's federal income tax return for the tax year (including extensions), the "regular" contributions may still be withdrawn after that time if the IRA contribution for the tax year did not exceed $2,250 and no tax deduction was taken for the excess contribution; in that event, the excess contribution would not be includable in gross income and would not be subject to the 10% penalty tax. Lastly, excess "regular" contributions may also be reduced by underutilizing the allowable contribution limits for a later year.


If excess rollover contributions are not withdrawn before the time for filing the individual's Federal tax return for the year (including extensions) and the excess contribution occurred as a result of incorrect information provided by the plan, any such excess amount can be withdrawn if no tax deduction was taken for the excess contribution. As above, excess rollover contributions withdrawn under those circumstances would not be includable in gross income and would not be subject to the 10% penalty tax.

Tax-Free Transfers and Rollovers


Rollover contributions may be made to an IRA from these sources: (i) qualified plans, (ii) TSAs (including 403(b)(7) custodial accounts) and (iii) other individual retirement arrangements.

The rollover amount must be transferred to the Contract either as a direct rollover of an "eligible rollover distribution" (described below) or as a rollover by the individual plan participant or owner of the individual retirement arrangement. In the latter cases, the rollover must be made within 60 days of the date the proceeds from another individual retirement arrangement or an eligible rollover distribution from a qualified plan or TSA were received. Generally the taxable portion of any distribution from a qualified plan or TSA is an eligible rollover distribution and may be rolled over tax-free to an IRA unless the distribution is (i) a required minimum distribution under Section 401(a)(9) of the Code; or (ii) one of a series of substantially equal periodic payments made (not less frequently than annually) (a) for the life (or life expectancy) of the plan participant or the joint lives (or joint life expectancies) of the plan participant and his or her designated beneficiary, or (b) for a specified period of ten years or more. See "Federal and State Income Tax Withholding--Mandatory Withholding from Qualified Plans and TSAs," below.

Under some circumstances, amounts from a Contract may be rolled over on a tax-free basis to a qualified plan. To get this "conduit" IRA treatment, the source of funds used to establish the IRA must be a rollover contribution from the qualified plan and the entire amount received from the IRA (including any earnings on the rollover contribution) must be rolled over into another qualified plan within 60 days of the date received. Similar rules apply in the case of a TSA.

We offer a separate IRA contract subject to separate charges, designed to serve as a "conduit" IRA for this purpose (QP IRA Contract). Therefore amounts in a QP IRA contract which are not commingled with "regular" IRA Contributions or nonqualified plan funds (or TSA funds, as the case may be) may be eligible to be rolled over into another qualified plan (or TSA, as the case may be) which accepts such contributions.

Under the conditions and limitations of the Code, an individual may elect for each IRA to make a tax-free rollover once every 12-month period among individual retirement arrangements (including rollovers from retirement bonds purchased before 1983). Custodian-to-custodian transfers are not rollovers and can be made more frequently than once a year.


The same tax-free treatment applies to amounts withdrawn from the Contract and rolled over into other individual retirement arrangements unless the distribution was received under an inherited IRA.

Tax-free rollovers are also available to the surviving spouse beneficiary, of a deceased individual, or a spousal alternate payee of a qualified domestic relations order applicable to a qualified plan or TSA. In some cases, IRAs can be transferred on a tax-free basis between spouses or former spouses incidental to a judicial decree of divorce or separation.


Distributions from IRA Contracts

Income or gains on contributions under IRAs are not subject to Federal income tax until benefits are distributed to the individual. Distributions include withdrawals from your Contract, surrender of your Contract and annuity payments from your Contract. Death benefits are also distributions. Except as discussed below, the amount of any distribution from an IRA is fully includable by the individual in gross income.


If the individual makes nondeductible IRA contributions, those contributions are recovered tax-free when distributions are received. The individual must keep records of all nondeductible contributions. At the end of each tax year in which the individual has received a distribution, the individual determines a ratio of the total nondeductible IRA contributions (less any amounts previously withdrawn tax-free) to the total account balances of all IRAs held by the individual at the end of the tax year (including rollover IRAs and SEPs) plus all IRA distributions made during such tax year. The resulting ratio is then multiplied by all distributions from the IRA during that tax year to determine the nontaxable portion of each distribution.


In addition, a distribution (other than a required minimum distribution discussed below is not taxable if (1) the amount received is a return of excess contributions which are withdrawn, as described under "Excess Contributions," (2) the entire amount received is rolled over to another individual retirement arrangement (see "Tax-Free Transfers and Rollovers") or
(3) in certain limited circumstances, where the IRA acts as a "conduit," the entire amount is paid into a qualified plan or TSA that accepts such contributions.

Distributions from an IRA are not entitled to the special favorable five-year averaging method (or, in certain cases, favorable ten-year averaging and long-term capital gain treatment) available in certain cases to distributions from qualified plans.

Minimum Distributions After Age 70 1/2

The minimum distribution rules discussed above under "Qualified Plans and TSAs--Minimum Distributions After Age 70 1/2" also generally apply to IRAs. Individuals who are participants in more than one individual retirement arrangement or other tax favored retirement plan may be able to choose different distribution options for each arrangement. Your minimum distribution for any taxable year is calculated by adding together the separate minimum distribution amounts from each of your individual retirement arrangements. The IRS, however, does not require that you take out the minimum distribution from each individual retirement arrangement that you maintain. As long as the total amount distributed annually for all IRAs satisfies your overall minimum distribution requirement for IRAs, you may choose to take your annual required distribution for IRAs from any one or more individual retirement arrangements that you maintain.

This special rule applies only to IRAs and TSAs and does not apply to qualified plans. A distribution from a TSA will not satisfy a distribution requirement for IRAs.

If the individual dies after distribution in the form of an annuity has begun, or after the Required Beginning Date, payment of the remaining interest must be made at least as rapidly as under the method used prior to the individual's death. The IRS has indicated that an exception to this rule may apply if the beneficiary of the IRA is the surviving spouse. In some circumstances, the surviving spouse may elect to "make the IRA his or her own" and halt distributions until he or she reaches age 70 1/2. If an individual dies before the Required Beginning Date and before distributions in the form of an annuity begin, distributions of the individual's entire interest under the Contract must be completed within five years after death, unless payments to a designated beneficiary begin within one year of the individual's death and are made over the beneficiary's life or over a period certain which does not extend beyond the beneficiary's life expectancy.

If the surviving spouse is the designated beneficiary, the spouse may delay the commencement of such payments up until the individual would have attained age 70-1/2. In the alternative, a surviving spouse may elect to roll over the inherited IRA into the surviving spouse's own IRA. Under Series 300 and 400 Contracts, if you elect to have your spouse be the sole primary beneficiary and to be the Successor Annuitant and Contract Owner, then your surviving spouse automatically becomes both the successor Contract Owner and Annuitant, and no death benefit is payable until the surviving spouse's death.

If there is an insufficient distribution in any year, a 50% tax may be imposed on the amount by which the minimum required to be distributed exceeds the amount actually distributed. The penalty tax may be waived by the Secretary of the Treasury in certain limited circumstances. Failure to have distributions made as the Code and Treasury regulations require may result in disqualification of your IRA. See "Tax Penalty for Insufficient
Distributions" below.

Taxation of Death Benefit

Distributions received by a beneficiary are generally given the same tax treatment the individual would have received if distribution had been made to the individual.


Prohibited Transaction

An IRA may not be borrowed against or used as collateral for a loan or other obligation. If the IRA is borrowed against or used as collateral, its tax-favored status will be lost as of the first day of the tax year in which the event occurred. If this happens, the individual must include in Federal gross income for that year an amount equal to the fair market value of the IRA Contract as of the first day of that tax year, less the amount of any nondeductible contributions not previously withdrawn. Also, the early distribution penalty tax of 10% will apply if the individual has not reached age 59-1/2 before the first day of that tax year. See "Penalty Tax on Early Distributions."

Illustration of Guaranteed Rates

The following two tables which the IRS requires us to furnish to prospective IRA Contract Owners illustrate guaranteed rates for contributions assumed to be allocated entirely to the Guaranteed Interest Account under Series 300 and 400 Contracts. Table I illustrates a $1,000 contribution made annually on the Contract Date and on each subsequent anniversary, assuming no withdrawals or transfers were made from the Contract. Table II assumes a single initial contribution of $1,000, with no further contributions, withdrawals or transfers. The 3% guaranteed rate is the minimum guaranteed interest rate in the Contract.


As explained in "Part 8: Deductions and Charges," the values shown assume the contingent withdrawal charge applies. These values reflect the effect of the annual administrative charge deducted at the end of each Contract Year in which the Annuity Account Value is less than $20,000.

To find the appropriate value for the end of the Contract Year at any attained age, subtract the issue age (age nearest birthday) from the attained age and enter the table at the corresponding year. Years that correspond to an attained age in excess of 70 should be ignored.

The information shown in the tables should be considered in light of your present age and (with respect to Table I) your ability to contribute $1,000 annually. You should also understand that in order to avoid severe tax penalties, distribution of the values under your Contract generally must commence not later than April 1st of the calendar year after the calendar year you attain age 70-1/2. Subsequent distributions must be made by December 31st of each calendar year. See "Penalty Tax on Early Distributions" and "Tax Penalties for Insufficient Distributions." Any change in the amounts contributed annually, or in the amount of the single contribution, would, of course, change the results shown.

                                   TABLE I
                          ANNUITY ACCOUNT VALUES AND
                                 CASH VALUES
                 (Assuming $1,000 Contributions Made Annually
                    at the beginning of the Contract Year)

          3% MINIMUM GUARANTEE
--------------------------------------
               ANNUITY
 CONTRACT      ACCOUNT
 YEAR END       VALUE       CASH VALUE
----------  ------------  ------------
      1      $  1,009.40   $    954.89
      2         2,039.68      1,929.54
      3         3,100.87      2,933.43
      4         4,193.90      3,967.43
      5         5,319.72      5,032.45
      6         6,479.31      6,129.42
      7         7,673.69      7,313.69
      8         8,903.90      8,543.90
      9        10,171.01      9,811.01
     10        11,476.14     11,116.14
     11        12,820.43     12,460.43
     12        14,205.04     13,845.04
     13        15,631.19     15,271.19
     14        17,100.13     16,740.13
     15        18,613.13     18,253.13
     16        20,201.53     19,841.53
     17        21,837.57     21,477.57
     18        23,522.70     23,162.70
     19        25,258.38     24,898.38
     20        27,046.13     26,686.13
     21        28,887.52     28,527.52
     22        30,784.14     30,424.14
     23        32,737.67     32,377.67
     24        34,749.80     34,389.80
     25        36,822.29     36,462.29
     26        38,956.96     38,596.96
     27        41,155.67     40,795.67
     28        43,420.34     43,060.34
     29        45,752.95     45,392.95
     30        48,155.53     47,795.53
     31        50,630.20     50,270.20
     32        53,179.11     52,819.11
     33        55,804.48     55,444.48
     34        58,508.61     58,148.61
     35        61,293.87     60,933.87
     36        64,162.69     63,802.69
     37        67,117.57     66,757.57
     38        70,161.10     69,801.10
     39        73,295.93     72,935.93
     40        76,524.81     76,164.81
     41        79,850.55     79,490.55
     42        83,276.07     82,916.07
     43        86,804.35     86,444.35
     44        90,438.48     90,078.48
     45        94,181.64     93,821.64
     46        98,037.08     97,677.08
     47       102,008.20    101,648.20
     48       106,098.44    105,738.44
     49       110,311.40    109,951.40
     50       114,650.74    114,290.74


                                   TABLE II
                          ANNUITY ACCOUNT VALUES AND
                                 CASH VALUES
                (Assuming a Single Contribution of $1,000 and
                           No Further Contribution)

                3% MINIMUM GUARANTEE
---------------------------------------------
                         ANNUITY
       CONTRACT          ACCOUNT
       YEAR END           VALUE     CASH VALUE
--------------------  -----------  ----------
           1            $1,009.40   $  954.89
           2             1,018.89      963.87
           3             1,019.46      964.40
           4             1,020.04      964.96
           5             1,020.64      965.53
           6             1,021.26      966.11
           7             1,021.90    1,021.90
           8             1,022.55    1,022.55
           9             1,023.23    1,023.23
          10             1,023.93    1,023.93
          11             1,024.65    1,024.65
          12             1,025.38    1,025.38
          13             1,026.15    1,026.15
          14             1,026.93    1,026.93
          15             1,027.74    1,027.74
          16             1,028.57    1,028.57
          17             1,029.43    1,029.43
          18             1,030.31    1,030.31
          19             1,031.22    1,031.22
          20             1,032.16    1,032.16
          21             1,033.12    1,033.12
          22             1,034.11    1,034.11
          23             1,035.14    1,035.14
          24             1,036.19    1,036.19
          25             1,037.28    1,037.28
          26             1,038.40    1,038.40
          27             1,039.55    1,039.55
          28             1,040.73    1,040.73
          29             1,041.96    1,041.96
          30             1,043.22    1,043.22
          31             1,044.51    1,044.51
          32             1,045.85    1,045.85
          33             1,047.22    1,047.22
          34             1,048.64    1,048.64
          35             1,050.10    1,050.10
          36             1,051.60    1,051.60
          37             1,053.15    1,053.15
          38             1,054.74    1,054.74
          39             1,056.39    1,056.39
          40             1,058.08    1,058.08
          41             1,059.82    1,059.82
          42             1,061.61    1,061.61
          43             1,063.46    1,063.46
          44             1,065.37    1,065.37
          45             1,067.33    1,067.33
          46             1,069.35    1,069.35
          47             1,071.43    1,071.43
          48             1,073.57    1,073.57
          49             1,075.78    1,075.78
          50             1,078.05    1,078.05

SIMPLIFIED EMPLOYEE PENSIONS (SEPS)


An employer can establish a SEP for its employees and can make contributions to a Contract for each eligible employee. A SEP Contract is a form of IRA Contract, owned by the employee-Annuitant and most of the rules applicable to IRAs discussed above apply. A major difference is the amount of permissible contributions. Rules similar to those discussed above under "Tax Qualified Retirement Plans" (Qualified Plans) apply. Due to statutory limits, in 1996 an employer can annually contribute an amount for an employee up to the lesser of $22,500 or 15% of the employee's compensation, determined without taking into account the employer's contribution to the SEP. This $22,500 maximum, based on the statutory compensation limit of $150,000, may be adjusted for cost of living changes in future years. Under our current practice, IRA contributions by the employee may not be made under a SEP Contract and are put into a separate IRA Contract. Employers with 25 or fewer eligible employees may allow such employees to make salary reduction contributions to a SEP (SARSEP). SARSEP programs are subject to a number of special rules, some of which are discussed in the SAI.

SEP plans are available under EQUI-VEST Series 300 in most states. EQUI-VEST SEP Series 200 are available in states where the 300 Series is not available.


PUBLIC AND TAX-EXEMPT ORGANIZATION
EMPLOYEE DEFERRED COMPENSATION
PLANS (EDC PLANS)

Employees and independent contractors who perform services for a state (including any subdivision or agency of the state) or other tax-exempt employer may exclude from Federal gross income certain salary reduction amounts. To qualify, the employer must maintain an EDC plan satisfying the requirements of Section 457 of the Code. EQUI-VEST Series 100 or 200 Contracts are used to fund EDC plans that must be owned by the employer, and are subject to the claims of the employer's general creditors. However, the EDC plan may permit the employee to choose among various investment options. Tax-exempt, non-governmental employers are generally subject to ERISA, and may be required by the provisions of that Act to limit participation in an EDC plan to a select group of management or highly compensated employees.

Generally, the maximum contribution amount that can be excluded from gross income in any tax year under an EDC plan is 33 1/3% of the employee's "includable compensation," up to $7,500. Special rules may permit "catch-up" contributions during the three years preceding normal retirement age under the EDC plan.

In general, no amounts may be withdrawn from an EDC plan prior to the calendar year in which the employee attains age 70-1/2, separates from service or in the event of an unforeseen emergency. Income or gains on contributions under an EDC plan are subject to Federal income tax when amounts are distributed or made available to the employee or beneficiary.

Distributions from EDC plans generally must commence no later than April 1st of the calendar year following the calendar year in which the employee attains 70-1/2. Special rules apply, however, to employees in EDC plans which are governmental plans.

If the Annuitant does not commence minimum distributions in the calendar year in which the Annuitant attains age 70 1/2, and waits until the three month (January 1-April 1) period in the next calendar year to commence minimum distributions, then the Annuitant must take two required minimum distributions in that calendar year.

Distributions from an EDC plan may not be rolled over or transferred to an IRA.

Distributions to an EDC plan participant are characterized as "wages" for income tax reporting and withholding purposes. No election out of withholding is possible. See "Federal and State Income Tax Withholding," below. These amounts are not subject to FICA tax, if FICA tax was withheld by the employer when wages were deferred. In certain circumstances, receipt of payments from an EDC plan may result in a reduction of an employee's Social Security benefits.

If the EDC plan so provides, a deceased employee's beneficiary may be able to elect to receive death benefits in installments instead of a lump sum, and will be taxed as the payments are received. However, the death benefits must be received within 15 years of the date of the deceased employee's death (or within the period of the life expectancy of the surviving spouse if the spouse is the designated beneficiary).

Due to unrelated business income tax rules, annuity Contracts may not be an appropriate funding vehicle for an EDC plan maintained by any organization exempt from tax under the following Code Sections: 501(c)(7) (social club); 501(c)(9) (VEBA); 501(c)(17) (supplemental unemployment compensation benefit plan trust); or 501(c)(20) (legal services plan trust). Please contact your tax adviser to see if these limits may apply to your EDC plan.

PENALTY TAX ON EARLY DISTRIBUTIONS


The taxable portion of distributions from a qualified plan or TSA will be subject to a 10% penalty tax unless the distribution is made on or after the Annuitant's death, attributable to the Annuitant becoming disabled, or when the Annuitant reaches age 59-1/2. The penalty tax will also not apply if the Annuitant (i) separates from service and elects a payout over his or her life or life expectancy (or joint and survivor lives or life expectancies), (ii) has attained age 55 and separates from service, or (iii) uses the distribution to pay certain extraordinary medical expenses. The taxable portion of IRA and SEP distributions are also subject to the 10% penalty tax unless the distribution is made (1) on or after your death, (2) because you have become disabled, (3) on or after the date when you reach age 59 1/2, or
(4) in the form of a substantially equal periodic payout over your life or life expectancy (or joint and survivor lives or life expectancies), to be made at least annually is also not subject to penalty tax.


This penalty tax does not apply to employees in an EDC plan.


TAX PENALTY FOR INSUFFICIENT
DISTRIBUTIONS

Failure to make required distributions may cause the disqualification of the IRA, SEP, TSA, qualified plan, or EDC plan. Disqualification results in current taxation of the Annuitant's entire benefit. In addition, a 50% penalty tax is imposed on the difference between the required distribution amount and the amount actually distributed, if any.

It is the plan administrator's responsibility to see that minimum distributions from a qualified plan are made. It is the TSA or IRA owner's responsibility to see that the minimum distributions are made with respect to a contract. We do not automatically make distributions from a Contract before the Retirement Date unless a request has been made. We will notify you when our records show that your age 70 1/2 is approaching. In the case of IRA and TSA contracts, if you do not select a method, we will assume you are taking your minimum distribution from another TSA or IRA that you maintain. You should consult with your tax adviser concerning these rules and their proper application to your situation. See "Distributions From Qualified Plans and TSAs and Tax Qualified IRAs--Minimum Distributions After Age 70 1/2" elsewhere in this section.


FEDERAL AND STATE INCOME TAX
WITHHOLDING


Equitable Life is required to withhold Federal income tax on the taxable portion of qualified plan payments and payments from annuity contracts. The rate of withholding will depend on the type of distribution and, in certain cases, the amount of the distribution. (In the case of MOMENTUM and Trusteed Contracts which continue to be owned by the trustee, any required Federal income tax withholding is the responsibility of the plan administrator.) Unless the payment is an "eligible rollover distribution" from a qualified plan or a TSA, the recipient generally may elect not to be subject to income tax withholding. Compare "Elective Withholding" and "Mandatory Withholding From Qualified Plans and TSAs," below. However, payments under EDC plans are also subject to mandatory wage withholding rules; no election out is permitted. The employer (and not Equitable Life) is generally responsible for such wage withholding.


Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of Federal withholding will also be considered an election out of state withholding. In some states, a recipient may elect out of state withholding, even if Federal withholding applies. It is not clear whether such states may require mandatory withholding with respect to eligible rollover distributions (described below). Contact your tax adviser to see how state income tax withholding may apply to your payment.

Special withholding rules apply to foreign recipients and United States citizens residing outside the United States. See your tax adviser if you may be affected by such rules. Withholding may also apply to taxable amounts paid under a 10-day free look cancellation.

Elective Withholding

Requests not to withhold Federal income tax must be made in writing prior to receiving benefits under the Contract. The Processing Office will provide forms for this purpose. No election out of withholding is valid unless the recipient provides us with the correct taxpayer identification number and a United States residence address.

If a recipient does not have sufficient income tax withheld or does not make sufficient estimated income tax payments, the recipient may incur penalties under the estimated income tax rules. Recipients should consult their tax advisers to determine whether they should elect out of withholding.


Periodic payments are generally subject to wage-bracket type withholding (as if such payments were wages by an employer to an employee) unless the recipient elects no withholding. If a recipient does not elect out of withholding or does not specify the number of withholding exemptions, withholding will generally be made as if the recipient is married and claiming three withholding exemptions. There is an annual threshold of taxable income from periodic payments which is exempt from withholding based on this assumption. For 1996 a recipient of periodic payments (e.g., monthly or annual payments which are not "eligible rollover distributions") which total less than $14,075 taxable amount will generally be exempt from Federal income tax withholding, unless the recipient specifies a different choice of withholding exemption. If a recipient fails to provide a correct taxpayer identification number, withholding is made as if the recipient is single with no exemptions.

A recipient of a partial or total non-periodic distribution (other than "eligible rollover distributions" discussed below) will generally be subject to withholding at a flat 10% rate. A recipient who provides a United States residence address and a correct taxpayer identification number will generally be permitted to elect not to have tax withheld.

All recipients receiving periodic and non-periodic payments will be further notified of the withholding requirements and of their right, if any, to make withholding elections.

Mandatory Withholding From Qualified Plans and TSAs

All "eligible rollover distributions" are subject to mandatory Federal income tax withholding of 20% unless the employee elects to have the distribution directly rolled over to a qualified plan or individual retirement arrangement. The following are not eligible rollover distributions subject to mandatory 20% withholding:

o any distribution to the extent that the distribution is a "required minimum distribution" under Section 401(a)(9) of the Code;
o any distribution which is one of a series of substantially equal periodic payments made (not less frequently than annually (1) for the life (or life expectancy) of the employee or the joint lives (or joint life expectancies) of the employee and his or her designated beneficiary, or (2) for a specified period of 10 years or more;

o certain corrective distributions under Code Sections 401(k), 401(m) and 402(g);

o     loans that are treated as deemed distributions;

o P.S. 58 costs (incurred if the plan provides life insurance protection for participants); and
o a distribution to a beneficiary other than to a surviving spouse or a current or former spouse under a qualified domestic relations order.

If a distribution is made to a plan participant's surviving spouse, or to a current or former spouse under a qualified domestic relations order, the distribution may be an eligible rollover distribution, subject to mandatory 20% withholding, unless one of the exceptions described above applies.

If a distribution is not an "eligible rollover distribution," the rules on elective withholding described above, apply.

OTHER WITHHOLDING

In certain cases Equitable may be required to withhold, or temporarily hold back, an amount of death benefit due to potential application of state inheritance or estate tax rules or federal "generation skipping tax," which is a form of estate tax. The potential application of these rules varies depending on the amount of the death benefit, the relationship of the beneficiaries to the deceased, and the residence of the parties. You should consult with your tax or legal adviser concerning potential application of these rules to your own personal situation.

SPECIAL RULES FOR NQ AND TRUSTEED CONTRACTS ISSUED IN PUERTO RICO

Only NQ and Trusteed Contracts are available in Puerto Rico.

EQUI-VEST TRUSTEED--The tax treatment of qualified plans by the United States and by Puerto Rico is similar in many respects, but may not be identical. Please consult your tax adviser to determine any differences which may affect your own situation.

NQ--Under current law, Equitable Life treats income from such Contracts as U.S.-source. A Puerto Rico resident is subject to U.S. taxation on such U.S.-source income. Only Puerto Rico-source income of Puerto Rico residents is excludable from U.S. taxation. Income from these Contracts is also subject to Puerto Rico tax. The computation of the taxable portion of amounts distributed from a Contract may differ in the two jurisdictions. Therefore, an individual might have to file both U.S. and Puerto Rico tax returns, showing different amounts of income for each. Puerto Rico generally provides a credit against Puerto Rico tax for U.S. tax paid. Depending on an individual's personal situation and the timing of the different tax liabilities, an individual may not be able to take full advantage of this credit.

Please consult your tax adviser to determine the applicability of these rules to your own tax situation.
                               86

IMPACT OF TAXES TO EQUITABLE LIFE

The Contracts provide that we may charge the Separate Account for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There will not be any tax liability if you transfer the Annuity Account Value among the Investment Funds, the Guaranteed Interest Account and the Fixed Maturity Account.

TAX CHANGES


The United States Congress has in the past considered, and may in the future consider legislative proposals that, if enacted, could change the tax treatment of annuities and retirement plans. In addition, the Treasury Department may amend existing regulations, issue new regulations, or adopt new interpretations of existing laws. State tax laws or, if you are not a United States resident, foreign tax laws, may affect the tax consequences to you or the beneficiary. These laws may change from time to time without notice and, as a result, the tax consequences may be altered. There is no way of predicting whether, when or in what form any such change would be adopted. Any such change could have retroactive effects regardless of the date of enactment. We suggest you consult your legal or tax adviser.

ERISA MATTERS

ERISA rules are designed to save and protect qualified retirement plan assets to be paid to plan participants when they retire.

Qualified Plans under 401 of the Code are generally subject to ERISA. Some TSAs may be subject to Title I of ERISA, generally dependent on the level of employer involvement, for example if the employer makes matching contributions.

CERTAIN RULES APPLICABLE TO PLAN LOANS

Qualified plans and TSA loans are subject to Code limits and may also be subject to the limits of the applicable plan. Code requirements apply even if the plan is not subject to ERISA. For example loans offered by certain qualified plans and TSAs are subject to the following conditions:

o The amount of a loan to a participant, when aggregated with all other loans to the participant from all qualified plans of the employer, cannot exceed the greater of $10,000 or 50% of the participant's non-forefeitable accrued benefits, and cannot exceed $50,000 in any event. This $50,000 limit is reduced by the excess (if any) of the highest outstanding loan balance over the previous twelve months over the outstanding balance of plan loans on the date the loan was made.
o In general, the term of the loan cannot exceed five years unless the loan is used to acquire the participant's primary residence. EQUI-VEST Contracts have a term limit of 10 years for loans used to acquire the participant's primary residence.
o All principal and interest must be amortized in substantially level payments over the term of the loan, with payments being made at least quarterly.
o If the loan does not qualify under the conditions above, the participant fails to repay the interest or principal when due, or in some instances, if the participant separates from service or the plan is terminated, the amount borrowed or not repaid may be treated as a distribution. The participant may be required to include as ordinary income the unpaid amount due and a 10% penalty tax on early distributions may apply. The plan should report the amount of the unpaid loan balance to the IRS as a distribution.
o Many plans provide that the participant's spouse must consent in writing to the loan.
o Except to the extent permitted in accordance with the terms of a prohibited transaction exemption issued by DOL defined below, loans are not available (i) in a Keogh (non-corporate) plan to an owner-employee or a partner who owns more than 10% of a partnership or (ii) to 5% shareholders in an S corporation.

In addition, certain loan rules apply only to loans under ERISA plans:

o For contracts which are subject to ERISA, the trustee or sponsoring employer is responsible for insuring that any loan meets applicable Department of Labor (DOL) requirements. It is the responsibility of the plan administrator, the trustee of the qualified plan and/or the employer, and not Equitable Life, to properly administer any loan made to plan participants. With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

o With respect to specific loans made by the plan to a plan participant, the plan administrator determines the interest rate, the maximum term and all other terms and conditions of the loan.

o Only 50% of the participant's vested account balance may serve as security for a loan. To the extent that a participant borrows an amount which should be secured by more than 50% of the participant's vested account balance, it is the responsibility of the trustee or plan administrator to obtain the additional security.

o Each new or renewed loan must bear a reasonable rate of interest commensurate with the interest rates charged by persons in the business of lending money for loans that would be made under similar circumstances.

o Loans must be available to all plan Participants, former Participants who still have account balances under the plan, beneficiaries (after the death of a Participant) and alternate payees on a reasonably equivalent basis.

CERTAIN RULES APPLICABLE TO PLANS
DESIGNED TO COMPLY WITH SECTION
404(C) OF ERISA.

Section 404(c) of ERISA, and the related DOL regulation, provide that if a plan participant or beneficiary exercises control over the assets in his or her plan account, plan fiduciaries will not be liable for any loss that is the direct and necessary result of the plan participant's or beneficiary's exercise of control. As a result, if the plan complies with Section 404(c) and the DOL regulation thereunder, the plan participant can make and is responsible for the results of his or her own investment decisions.

Section 404(c) plans must provide, among other things that a broad range of investment choices are available to plan participants and beneficiaries and must provide such plan participants and beneficiaries with enough information to make informed investment decisions. Compliance with the Section 404(c) regulation is completely voluntary by the plan sponsor, and the plan sponsor may choose not to comply with Section 404(c).

The EQUI-VEST Trusteed, HR-10 Annuitant-Owned and TSA and the MOMENTUM programs provide the broad range of investment choices and information needed in order to meet the requirements of the Section 404(c) regulation. If the plan is intended to be a Section 404(c) plan, it is, however, the plan sponsor's responsibility to see that the requirements of the DOL regulation are met. Equitable Life and its Agents shall not be responsible if a plan fails to meet the requirements of Section 404(c).

--------------------------------------------------------------------------------
                        PART 11: INDEPENDENT ACCOUNTANTS
--------------------------------------------------------------------------------

The consolidated financial statements of Equitable Life for the years ended December 31, 1995, 1994, and 1993 included in Equitable Life's Annual Report on Form 10-K for the year ended December 31, 1995, incorporated by reference in the prospectus, have been audited by Price Waterhouse LLP, independent accountants, whose report thereon is incorporated herein by reference. Such consolidated financial statements have been incorporated herein by reference in reliance upon the report of Price Waterhouse LLP given upon their authority as experts in accounting and auditing.

-------------------------------------------------------------------------------
       APPENDIX I: AN EXAMPLE OF EQUI-VEST MARKET VALUE ADJUSTMENT
-------------------------------------------------------------------------------


   The example below shows how the market value adjustment would be determined and how it would be applied to a withdrawal, assuming that $100,000 were to be invested on June 14, 1996 to a Fixed Maturity Period with an Expiration Date of June 15, 2005 at a Rate to Maturity of 7.00% resulting in a Maturity Amount at the Expiration Date of $183,846. We further assume that a withdrawal of $50,000 will be made on June 15, 2000. See "Part 5: The Fixed Maturity Account" for a description of the market value adjustment.

                                                           ASSUMED
                                                    FIXED MATURITY RATE ON
                                                        JUNE 15, 2000
                                                   ----------------------
                                                      5.00%       9.00%
                                                   ----------  ----------
As of June 15, 2000 (Before Withdrawal)
-------------------------------------------------
(1) Market Adjusted Amount ........................   $144,048    $119,487
(2) Book Value ....................................    131,080     131,080
(3) Market Value Adjustment: (1)-(2) ..............     12,968     (11,593)

On June 15, 2000 (After Withdrawal)
-------------------------------------------------
(4) Portion of Market Value Adjustment Associated
    with Withdrawal: (3) X [$50,000 / (1)] .......       4,501      (4,851)
(5) Reduction in Book Value: [$50,000-(4)]  .......     45,499      54,851
(6) Book Value: (2)-(5) ...........................     85,581      76,229
(7) Maturity Amount ...............................    120,032     106,915
(8) Revised Market Adjusted Amount ................     94,048      69,487

   You should note that under this example if a withdrawal is made when rates have increased from 7.00% to 9.00% (right column), a negative market value adjustment is realized. On the other hand, if a withdrawal is made when rates have decreased from 7.00% to 5.00% (left column), a positive market value adjustment is realized.

-----------------------------------------------------------------------------
                     STATEMENT OF ADDITIONAL INFORMATION
                              TABLE OF CONTENTS
-----------------------------------------------------------------------------


PART 1:       ADDITIONAL INFORMATION ABOUT THE MOMENTUM PROGRAM       Page 3
PART 2:       HOW WE DEDUCT THE MOMENTUM QUARTERLY
               ADMINISTRATIVE CHARGE                                  Page 3
PART 3:       DESCRIPTION OF CONTRIBUTION SOURCES FOR THE MOMENTUM    Page 4
                 PROGRAM
PART 4:       ADDITIONAL LOAN PROVISIONS                              Page 4
PART 5:       TAX RULES: SPECIAL ASPECTS                              Page 7
PART 6:       REQUIRED MINIMUM DISTRIBUTIONS OPTION/AUTOMATIC
                MINIMUM WITHDRAWAL OPTION                           Page 9
PART 7:       ACCUMULATION UNIT VALUES                                Page 10
PART 8:       CALCULATION OF ANNUITY PAYMENTS                         Page 10
PART 9:       THE REORGANIZATION                                      Page 12
PART 10:      MONEY MARKET FUND YIELD INFORMATION                     Page 12
PART 11:      OTHER YIELD INFORMATION                                 Page 13
PART 12:      DISTRIBUTION                                            Page 13
PART 13:      KEY FACTORS IN RETIREMENT PLANNING                      Page 13
PART 14:      LONG TERM MARKET TRENDS                                 Page 18
PART 15:      CUSTODIAN AND INDEPENDENT ACCOUNTANTS                   Page 20
PART 16:      FINANCIAL STATEMENTS                                    Page 20


            HOW TO OBTAIN THE EQUI-VEST AND MOMENTUM STATEMENT OF
                            ADDITIONAL INFORMATION

Send this request form to:

       FOR EQUI-VEST
       Individual Annuity Center
       The Equitable
       P.O. Box 2996
       New York, NY 10116-2996

       FOR MOMENTUM
       Momentum Administrative Services
       P.O. Box 2919
       New York, NY 10116

Please send me a Statement of Additional Information

-----------------------------------------------------------------------------
Name
-----------------------------------------------------------------------------
Address
-----------------------------------------------------------------------------
City                                  State                          Zip

                                     PART II

                     INFORMATION NOT REQUIRED IN PROSPECTUS


Item 15.        Indemnification of Directors and Officers
                -----------------------------------------

                Equitable Life's by-laws provide, in Article VII, as follows:

                7.5      Indemnification of Directors, Officers and Employees.
                         -----------------------------------------------------
                         (a) To the extent permitted by the law of the State of New York and subject to all applicable requirements thereof:

                (i) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate, is or was a director, officer or employee of the Company shall be indemnified by the Company;

                (ii) any person made or threatened to be made a party to any action or proceeding, whether civil or criminal, by reason of the fact that he or she, or his or her testator or intestate serves or served any other organization in any capacity at the request of the Company may be indemnified by the Company; and

                (iii) the related expenses of any such person in any of said categories may be advanced by the Company

                           (b) To the extent permitted by the law of the State of New York, the Company may provide for further indemnification or advancement of expenses by resolution of shareholders of the Company or the Board of Directors, by amendment of these By-Laws, or by agreement. {Business Corporation Law ss.ss. 721 -726; Insurance Law ss.1216}


                The directors and officers of Equitable Life are insured under policies issued by Lloyd's of London, X. L. Insurance Company and ACE Insurance Company. The annual limit on such policies is $100 million, and the policies insure the officers and directors against certain liabilities arising out of their conduct in such capacities.


Item 16.        Exhibits
                --------

                Exhibits No.
                ------------

                (1)        (a)      Form of Distribution Agreement by and among
                                    Equitable Distributors, Inc. (formerly,
                                    Equitable Capital Securities Corporation),
                                    Separate Account No. 45 of Equitable Life and Equitable Life Assurance Society of the
                                    United States, previously filed with this Registration Statement No. 33-89510 on
                                    April 24, 1995.

                           (b) Form of Sales Agreement among Equitable Distributors, Inc., as Distributor, a Broker-Dealer (to be named) and a General Agent (to be named, previously filed with this Registration Statement No. 33-89510 on April 24, 1995.

                           (c) Distribution Agreement dated as of January 1, 1995 by and between The Hudson River Trust and Equico Securities, Inc., previously filed with this Registration Statement No. 33-89510 on April 24, 1995.

                           (d) Sales Agreement dated as of January 1, 1995 by and among Equico Securities, Inc., Equitable, Separate Account A, Separate Account No. 301 and Separate Account No. 51, previously filed with this Registration Statement No. 33-89510 on April 24, 1995.

                (2)        Not applicable.

                (4)        (a)      Form of group annuity contract no.
                                    1050-94IC, previously filed with this
                                    Registration Statement No. 33-89510 on
                                    April 24, 1995.

                           (b) Form of group annuity certificate nos. 94ICA and 94ICB, previously filed with this Registration Statement No. 33-89510 on April 24, 1995.

                           (c) Forms of endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI to contract no. 1050-94IC, previously filed with this Registration Statement No. 33-89510 on April 24, 1995.

                           (d) Forms of data pages to endorsement nos. 94ENIRAI, 94ENNQI and 94ENMVAI, previously filed with this Registration Statement No. 33-89510 on April 24, 1995.


                           (e) Form of application used with the annuity contract identified above, previously filed with this Registration Statement No. 33-89510 on April 26, 1996.


                (5)        (a)      Opinion and Consent of Jonathan E. Gaines,
                                    Esq., Vice President and Associate
                                    General Counsel of Equitable, as to the
                                    legality of the securities being registered, previously filed with Registration No.
                                    33-89510 on February 14, 1995.


                           (b) Copies of the Internal Revenue Service determination letters regarding qualification under Section 408 of the Internal Revenue Code, previously filed with this Registration Statement No. 33-89510 on April 26, 1996.


                (8)        Not applicable.


                (10) Form of Participation Agreement among EQ Advisors Trust, Equitable, Equitable Distributors, Inc. and EQ Financial Consultants, Inc., incorporated by reference to the EQ Advisors Trust Registration Statement on Form N-1A (File Nos. 33-17217 and 811-07953).


                (12)       Not applicable.

                (15)       Not applicable.

                (23)       Consent of Price Waterhouse LLP.

                (24) Powers of Attorney for all members of the Board of Directors.

                (26)       Not applicable.

                (27)       Not applicable.

                (28)       Not applicable.


Item 17.          Undertakings
                  ------------

                  (a)      The undersigned registrant hereby undertakes:

                           (1) To file, during any period in which offers or sales are being made, a post-effective amendment to this registration statement:

                                    (i)        To include any prospectus
                                               required by section 10(a)(3) of
                                               the Securities Act of 1933;

                                    (ii)       to reflect in the Prospectus any
                                               facts or events arising after the
                                               effective date of the
                                               registration statement (or the
                                               most recent post-effective
                                               amendment thereof) which,
                                               individually or in the aggregate,
                                               represent a fundamental change in
                                               the information set forth in the
                                               registration statement;

                                    (iii)      To include any material
                                               information with respect to the
                                               plan distribution not previously
                                               disclosed in the registration
                                               statement of or any material
                                               change to such information in the
                                               registration statement;

                           (2) That, for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof;

                           (3) To remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

                  (b) Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933, the registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this amendment to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City and State of New York, on April 28, 1997.


                                  THE EQUITABLE LIFE ASSURANCE SOCIETY OF THE
                                  UNITED STATES
                                  (Registrant)


                                       By: /s/ Maureen K. Wolfson
                                           ----------------------
                                               Maureen K. Wolfson
                                               Vice President


         Pursuant to the requirements of the Securities Act of 1933, this amendment to the Registration Statement has been signed by or on behalf of the following persons in the capacities and on the date indicated.

PRINCIPAL EXECUTIVE OFFICERS:


Joseph J. Melone                         Chairman of the Board, Chief Executive
                                         Officer and Director

James M. Benson                          President and Director


William T. McCaffrey                     Senior Executive Vice President, Chief
                                         Operating Officer and Director

PRINCIPAL FINANCIAL OFFICER:


Stanley B. Tulin                         Senior Executive Vice President and
                                         Chief Financial Officer


PRINCIPAL ACCOUNTING OFFICER:


/s/ Alvin H. Fenichel
---------------------
    Alvin H. Fenichel                    Senior Vice President and
    April 28, 1997                       Controller


DIRECTORS:


Claude Bebear             Norman C. Francis         Arthur L. Liman
James M. Benson           Donald J. Greene          George T. Lowy
Christopher J. Brocksom   John T. Hartley           William T. McCaffrey
Francoise Colloc'h        John H.F. Haskell, Jr.    Joseph J. Melone
Henri de Castries         Mary R. (Nina) Henderson  Didier Pineau-
Joseph L. Dionne          W. Edwin Jarmain          Valencienne
William T. Esrey          G. Donald Johnston, Jr.   George J. Sella, Jr.
Jean-Rene Fourtou         Winthrop Knowlton         Dave H. Williams



/s/ Maureen K. Wolfson
----------------------
    Maureen K. Wolfson
    Attorney-in-Fact
    April 28, 1997

                                  EXHIBIT LIST

Exhibit No.                                                  TAG VALUE
-----------                                                  ---------


23         Consent of Price Waterhouse LLP.                  EX-99.23 CONSENT

24         Powers of Attorney.                               EX-99.24 POW ATTY



23959